                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6637
                  --------------------------------------------

                                  The UBS Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS GLOBAL ALLOCATION FUND
UBS GLOBAL EQUITY FUND
UBS GLOBAL BOND FUND
UBS U.S. LARGE CAP EQUITY FUND
UBS U.S. LARGE CAP GROWTH FUND
UBS U.S. SMALL CAP GROWTH FUND
UBS U.S. BOND FUND
UBS HIGH YIELD FUND
UBS INTERNATIONAL EQUITY FUND
UBS U.S. LARGE CAP VALUE EQUITY FUND
ANNUAL REPORT
JUNE 30, 2004

TABLE OF CONTENTS

Portfolio Managers' Commentary and Schedules of Investments
     UBS Global Allocation Fund                                              3
     UBS Global Equity Fund                                                 19
     UBS Global Bond Fund                                                   26
     UBS U.S. Large Cap Equity Fund                                         34
     UBS U.S. Large Cap Growth Fund                                         40
     UBS U.S. Small Cap Growth Fund                                         46
     UBS U.S. Bond Fund                                                     52
     UBS High Yield Fund                                                    62
     UBS International Equity Fund                                          69
     UBS U.S. Large Cap Value Equity Fund                                   75

Statements of Assets and Liabilities                                        80

Statements of Operations                                                    84

Statements of Changes in Net Assets                                         86

Financial Highlights                                                        90

Notes to Financial Statements                                              110

Report of Independent Registered Public Accounting Firm                    125

Trustee & Officer Information                                              126

Federal Tax Information                                                    130

PORTFOLIO MANAGERS'
COMMENTARY
AND SCHEDULES OF
INVESTMENTS

UBS GLOBAL ALLOCATION FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS Global Allocation Fund returned 17.44%, slightly outperforming the 17.15% return of the Fund's benchmark, the GSMI Mutual Fund Index (the "Index").* Since inception on August 31, 1992, through period end, the Fund returned 8.70% on an annualized basis, in line with the 8.78% annualized return for the Index. (Returns for all share classes over various time periods are shown on page 5; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Proactive adjustments in response to the rapidly changing financial markets helped the Fund outperform the Index during the fiscal year. Signs of a long-awaited economic recovery buoyed investors' confidence in the second half of 2003 and early 2004, increasing risk tolerance and rewarding the more speculative ends of the equity and bond markets. However, as the fiscal year drew to a close, concerns over inflation, interest rate hikes and the geopolitical environment took center stage. During this period, the global equity markets posted only modest returns, while most fixed income markets fell sharply. The Fund's asset allocation strategy allowed us to add incremental value in this challenging environment.

EQUITIES: OUR GLOBAL ANALYST NETWORK GUIDED COUNTRY AND INDUSTRY POSITIONING

The Fund enjoys access to a global network of analysts and investment specialists. Collectively, these on-site experts offer insight into local economies, financial markets, and specific investments. This input proved particularly valuable during the past six months, when global equity markets offered fewer opportunities to add value.

At the asset allocation level, our research team assesses the relative valuations available across and within asset classes. While this research found the global equity markets generally undervalued in 2003, continued economic growth and market appreciation eliminated many of the value discrepancies in 2004. At the same time, our research indicated that, while global bond markets were generally overvalued in 2003, falling prices had brought most markets closer to intrinsic value in 2004. The Fund responded to these changes with strategic adjustments to its allocation. We pared our equity exposure, but, overall, still favored global equities over global fixed income. This asset allocation mix benefited performance as equities outperformed bonds over the fiscal year.

Within equities, the Fund saw strong returns early in the fiscal year from its international and emerging markets equities positions. However, as market appreciation reduced growth potential, we adjusted the Fund's allocation. In the last few months of the review period, we viewed the US and developed international markets as being slightly undervalued. The larger value discrepancy--and bigger opportunity in our opinion--was in emerging markets countries. Almost every emerging equities market appreciated during the first nine months of the fiscal year, as investors' tolerance for risk grew. However, these stocks fell sharply in the final three months of the period, due to concerns over rising US interest rates. Fears of an economic slowdown in China further hurt investor confidence in emerging markets. We used this period of weakness as a buying opportunity and increased the Fund's emerging markets equities exposure. (At period end, the Fund had no exposure to emerging markets debt, in part, to offset the risk exposure of the Fund's emerging markets equity position.) Our research suggests that while the US and other developed markets should see strong earnings and moderate appreciation, emerging markets offer greater potential.

Our in-depth research also guided the Fund's sector positioning during the period. In the US, the Fund was overweight the financials sector, bypassing troubled insurance companies in favor of what we considered to be more promising opportunities in banks and diversified financial services companies. This sector came under pressure in the second quarter of 2004, when the Federal Reserve Board raised interest rates for the first time in four years. Investors assumed rising rates would hurt results in the sector. However, we believe our holdings--banks with

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.

substantial capital markets exposure--will see minimal impact from rising rates.

Other positioning themes in US equities were overweights to pharmaceuticals and telecommunications. The Fund also held overweights to international financials, food, beverage and tobacco stocks. Conversely, our principal underweights outside the US were away from insurance and capital goods.

FIXED INCOME: BALANCING RISK AND REWARD IN A FALLING MARKET

The global bond markets showed surprising resilience over much of the fiscal year. Despite increasing signs of a global economic recovery, bonds in general held their own through the first nine months of the reporting period. But, ultimately, the improving economic environment, coupled with the threat of inflation and rising rates, drove bond markets down sharply in the final months of the period.

We made a strategic move in 2003, to increase exposure to areas of the fixed income markets that we believed offered incremental yields. This strategy was beneficial over the review period, as holdings in the high yield and emerging markets debt sectors performed extremely well. Our analysis showed these sectors overvalued in the second half of the period, however, encouraging us to take our profits and reduce the Fund's exposure. Proceeds from these sales were invested in more conservative sectors, including US bonds.

As the fiscal year unfolded, we also made changes to the Fund's country allocations, slightly increasing its exposure to the US market, and decreasing our overall exposure to international markets. Two areas where we took relatively larger positions at the end of the period were in Canada and Japan. We believe Japanese bonds will likely follow the path (rising yields, falling prices) taken by US bonds.

Global fixed income markets were increasingly preoccupied in 2004 with the US Federal Reserve Board and its near-term monetary policy. Long before rates were raised on June 30, 2004, the markets had factored in an increase in short-term rates. We positioned the Fund to minimize the effect of this, by underweighting shorter-term bonds.

On a final note, currency allocation had only a slightly negative impact on performance over the reporting period. Early in the period, the Fund's currency positions were scaled back, and the overall size of our active positioning was fairly low.

LOOKING AHEAD

Despite some lingering issues, we believe the short-term global economic outlook is positive. In the absence of large value discrepancies between markets, we will seek to add value to the Fund in the near-term through our asset allocation strategy and security selection in both the equity and fixed income markets.

At period end, the Fund was 60.3% invested in equities and 24.2% invested in fixed income.** We have no plans to dramatically alter the Fund's asset allocation breakdown, as we continue to favor global equities over global bonds. Within equities, we believe investors will continue their migration toward higher-quality companies that offer fundamentally sound financials and sustainable earnings growth. We believe the portfolio is well positioned for this environment. We also do not anticipate any significant shifts in country allocations. As such, the Fund will likely maintain its slight preference for international developed markets over the US. We will remain underweight in Japan, until we see some evidence that the country's expansion can be sustained through domestic demand.

The Fund will remain underweight Japanese bonds relative to the Index, as we favor continental Europe's fixed income market. Within the US, we continue to see better opportunities in conventional bonds over high yield securities. In our opinion, long-term US Treasury yields are now at fair value. To add incremental return, we anticipate maintaining the Fund's overweight position in asset-backed and mortgage-backed bonds.

As always, we will rely on our network of researchers and analysts located around the world to provide timely information on the rapidly changing marketplace. Leveraging this input, we will seek to invest in compelling opportunities across asset classes, countries, currencies and individual securities.

** FIGURES REPRESENT PERCENTAGES OF NET ASSETS AS OF JUNE 30, 2004. THE FUND IS ACTIVELY MANAGED, AND ITS COMPOSITION WILL CHANGE OVER TIME.

UBS GLOBAL ALLOCATION FUND (UNAUDITED)

TOTAL RETURN

                                           1 YEAR   3 YEARS  5 YEARS 10 YEARS INCEPTION*
                                            ENDED    ENDED    ENDED    ENDED     TO
                                           6/30/04  6/30/04  6/30/04  6/30/04  6/30/04
----------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS A          17.02%    8.93%    6.12%     N/A     6.13%
UBS GLOBAL ALLOCATION FUND CLASS B          16.14      N/A      N/A      N/A     9.21
UBS GLOBAL ALLOCATION FUND CLASS C          16.19      N/A      N/A      N/A     9.49
UBS GLOBAL ALLOCATION FUND CLASS Y          17.44     9.14     6.36     9.16%    8.70
UBS GLOBAL ALLOCATION FUND CLASS A**        10.60     6.88     4.92      N/A     5.28
UBS GLOBAL ALLOCATION FUND CLASS B**        11.14      N/A      N/A      N/A     8.17
UBS GLOBAL ALLOCATION FUND CLASS C**        15.19      N/A      N/A      N/A     9.49
GSMI MUTUAL FUND INDEX***                   17.15     4.97     2.62     8.80     8.78
MSCI WORLD EQUITY (FREE) INDEX              24.35     1.16    -1.46     7.42     8.35
CITIGROUP WORLD GOVERNMENT BOND INDEX        5.65    11.94     7.00     6.56     6.44

* INCEPTION DATE OF UBS GLOBAL ALLOCATION FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/13/01 AND 11/22/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDICES IS 8/31/92.
**   RETURNS INCLUDE SALES CHARGES.
*** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Allocation Fund Class Y shares, the GSMI Mutual Fund Index, the MSCI World Equity (Free) Index and the Citigroup World Government Bond Index, if you had invested $10,000 on August 31, 1992, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL ALLOCATION FUND CLASS Y VS. GSMI MUTUAL FUND INDEX, MSCI WORLD EQUITY
(FREE) INDEX AND CITIGROUP WORLD GOVERNMENT BOND INDEX

Wealth Value With Dividends

                UBS GLOBAL ALLOCATION               GSMI MUTUAL         MSCI WORLD EQUITY   CITIGROUP WORLD GOVERNMENT
                         FUND CLASS Y                FUND INDEX              (FREE) INDEX                   BOND INDEX
   8/31/92                   $ 10,000                  $ 10,000                  $ 10,000                     $ 10,000
   9/30/92                   $ 10,130                  $ 10,053                  $  9,914                     $ 10,100
  10/31/92                   $ 10,070                  $  9,975                  $  9,647                     $  9,825
  11/30/92                   $ 10,220                  $ 10,174                  $  9,819                     $  9,669
  12/31/92                   $ 10,329                  $ 10,308                  $  9,902                     $  9,727
   1/31/93                   $ 10,481                  $ 10,424                  $  9,936                     $  9,898
   2/28/93                   $ 10,684                  $ 10,555                  $ 10,171                     $ 10,093
   3/31/93                   $ 10,811                  $ 10,873                  $ 10,760                     $ 10,248
   4/30/93                   $ 10,862                  $ 10,939                  $ 11,258                     $ 10,464
   5/31/93                   $ 10,974                  $ 11,169                  $ 11,516                     $ 10,569
   6/30/93                   $ 11,076                  $ 11,193                  $ 11,420                     $ 10,546
   7/31/93                   $ 11,106                  $ 11,271                  $ 11,654                     $ 10,576
   8/31/93                   $ 11,341                  $ 11,663                  $ 12,198                     $ 10,894
   9/30/93                   $ 11,341                  $ 11,653                  $ 11,975                     $ 11,024
  10/31/93                   $ 11,433                  $ 11,822                  $ 12,307                     $ 11,005
  11/30/93                   $ 11,310                  $ 11,530                  $ 11,606                     $ 10,927
  12/31/93                   $ 11,481                  $ 11,798                  $ 12,170                     $ 11,019
   1/31/94                   $ 11,736                  $ 12,188                  $ 12,973                     $ 11,107
   2/28/94                   $ 11,523                  $ 12,004                  $ 12,802                     $ 11,035
   3/31/94                   $ 11,183                  $ 11,599                  $ 12,251                     $ 11,020
   4/30/94                   $ 11,225                  $ 11,726                  $ 12,636                     $ 11,032
   5/31/94                   $ 11,246                  $ 11,763                  $ 12,674                     $ 10,935
   6/30/94                   $ 11,161                  $ 11,648                  $ 12,637                     $ 11,092
   7/31/94                   $ 11,322                  $ 11,890                  $ 12,878                     $ 11,181
   8/31/94                   $ 11,568                  $ 12,204                  $ 13,268                     $ 11,142
   9/30/94                   $ 11,397                  $ 12,012                  $ 12,917                     $ 11,222
  10/31/94                   $ 11,375                  $ 12,199                  $ 13,289                     $ 11,402
  11/30/94                   $ 11,226                  $ 11,852                  $ 12,716                     $ 11,244
  12/31/94                   $ 11,264                  $ 11,966                  $ 12,837                     $ 11,276
   1/31/95                   $ 11,395                  $ 12,087                  $ 12,649                     $ 11,513
   2/28/95                   $ 11,679                  $ 12,413                  $ 12,836                     $ 11,807
   3/31/95                   $ 11,832                  $ 12,812                  $ 13,456                     $ 12,509
   4/30/95                   $ 12,061                  $ 13,112                  $ 13,926                     $ 12,740
   5/31/95                   $ 12,444                  $ 13,440                  $ 14,052                     $ 13,099
   6/30/95                   $ 12,564                  $ 13,645                  $ 14,047                     $ 13,177
   7/31/95                   $ 12,841                  $ 14,071                  $ 14,751                     $ 13,208
   8/31/95                   $ 13,007                  $ 14,021                  $ 14,421                     $ 12,754
   9/30/95                   $ 13,228                  $ 14,396                  $ 14,847                     $ 13,038
  10/31/95                   $ 13,328                  $ 14,306                  $ 14,617                     $ 13,135
  11/30/95                   $ 13,715                  $ 14,734                  $ 15,126                     $ 13,283
  12/31/95                   $ 13,982                  $ 15,006                  $ 15,570                     $ 13,423
   1/31/96                   $ 14,243                  $ 15,251                  $ 15,861                     $ 13,258
   2/29/96                   $ 14,183                  $ 15,295                  $ 15,958                     $ 13,190
   3/31/96                   $ 14,290                  $ 15,425                  $ 16,223                     $ 13,172
   4/30/96                   $ 14,479                  $ 15,691                  $ 16,604                     $ 13,119
   5/31/96                   $ 14,527                  $ 15,807                  $ 16,617                     $ 13,122
   6/30/96                   $ 14,623                  $ 15,840                  $ 16,706                     $ 13,225
   7/31/96                   $ 14,407                  $ 15,423                  $ 16,115                     $ 13,479
   8/31/96                   $ 14,635                  $ 15,672                  $ 16,306                     $ 13,532
   9/30/96                   $ 15,113                  $ 16,188                  $ 16,945                     $ 13,587
  10/31/96                   $ 15,365                  $ 16,350                  $ 17,062                     $ 13,841
  11/30/96                   $ 15,963                  $ 17,038                  $ 18,024                     $ 14,024
  12/31/96                   $ 15,954                  $ 16,886                  $ 17,737                     $ 13,910
   1/31/97                   $ 16,153                  $ 17,133                  $ 17,955                     $ 13,539
   2/28/97                   $ 16,298                  $ 17,214                  $ 18,159                     $ 13,437
   3/31/97                   $ 16,047                  $ 16,835                  $ 17,796                     $ 13,335
   4/30/97                   $ 16,219                  $ 17,176                  $ 18,380                     $ 13,218
   5/31/97                   $ 16,894                  $ 18,044                  $ 19,517                     $ 13,577
   6/30/97                   $ 17,370                  $ 18,690                  $ 20,488                     $ 13,739
   7/31/97                   $ 17,925                  $ 19,434                  $ 21,433                     $ 13,632
   8/31/97                   $ 17,462                  $ 18,722                  $ 19,983                     $ 13,624
   9/30/97                   $ 18,005                  $ 19,533                  $ 21,069                     $ 13,914
  10/31/97                   $ 17,476                  $ 18,903                  $ 19,963                     $ 14,203
  11/30/97                   $ 17,515                  $ 19,071                  $ 20,312                     $ 13,986
  12/31/97                   $ 17,709                  $ 19,301                  $ 20,561                     $ 13,944
   1/31/98                   $ 17,913                  $ 19,561                  $ 21,137                     $ 14,079
   2/28/98                   $ 18,570                  $ 20,507                  $ 22,567                     $ 14,193
   3/31/98                   $ 18,993                  $ 21,089                  $ 23,517                     $ 14,053
   4/30/98                   $ 19,023                  $ 21,296                  $ 23,747                     $ 14,278
   5/31/98                   $ 18,920                  $ 20,996                  $ 23,459                     $ 14,310
   6/30/98                   $ 18,808                  $ 21,262                  $ 24,007                     $ 14,332
   7/31/98                   $ 18,764                  $ 21,151                  $ 23,971                     $ 14,351
   8/31/98                   $ 17,261                  $ 19,011                  $ 20,776                     $ 14,741
   9/30/98                   $ 17,806                  $ 19,668                  $ 21,146                     $ 15,525
  10/31/98                   $ 18,454                  $ 20,842                  $ 23,060                     $ 15,985
  11/30/98                   $ 18,970                  $ 21,694                  $ 24,434                     $ 15,759
  12/31/98                   $ 19,183                  $ 22,476                  $ 25,622                     $ 16,076
   1/31/99                   $ 19,215                  $ 22,788                  $ 26,185                     $ 15,928
   2/28/99                   $ 18,744                  $ 22,184                  $ 25,489                     $ 15,417
   3/31/99                   $ 19,053                  $ 22,885                  $ 26,546                     $ 15,455
   4/30/99                   $ 19,833                  $ 23,681                  $ 27,597                     $ 15,449
   5/31/99                   $ 19,475                  $ 23,082                  $ 26,580                     $ 15,190
   6/30/99                   $ 19,703                  $ 23,787                  $ 27,817                     $ 14,924
   7/31/99                   $ 19,654                  $ 23,660                  $ 27,734                     $ 15,289
   8/31/99                   $ 19,343                  $ 23,594                  $ 27,683                     $ 15,360
   9/30/99                   $ 19,064                  $ 23,494                  $ 27,422                     $ 15,599
  10/31/99                   $ 19,031                  $ 24,333                  $ 28,847                     $ 15,592
  11/30/99                   $ 19,113                  $ 24,903                  $ 29,657                     $ 15,428
  12/31/99                   $ 19,469                  $ 26,263                  $ 32,059                     $ 15,391
 1/31/2000                   $ 18,894                  $ 25,380                  $ 30,225                     $ 15,063
 2/29/2000                   $ 18,615                  $ 25,834                  $ 30,304                     $ 14,955
 3/31/2000                   $ 19,260                  $ 26,842                  $ 32,401                     $ 15,418
 4/30/2000                   $ 19,260                  $ 25,767                  $ 31,029                     $ 14,914
 5/31/2000                   $ 19,312                  $ 25,235                  $ 30,244                     $ 15,030
 6/30/2000                   $ 19,608                  $ 26,156                  $ 31,262                     $ 15,396
 7/31/2000                   $ 19,521                  $ 25,689                  $ 30,381                     $ 15,135
 8/31/2000                   $ 19,765                  $ 26,579                  $ 31,370                     $ 15,022
 9/30/2000                   $ 19,434                  $ 25,731                  $ 29,704                     $ 14,992
10/31/2000                   $ 19,399                  $ 25,255                  $ 29,207                     $ 14,801
11/30/2000                   $ 19,591                  $ 24,064                  $ 27,431                     $ 15,095
12/31/2000                   $ 20,739                  $ 24,659                  $ 27,866                     $ 15,636
 1/31/2001                   $ 21,311                  $ 25,292                  $ 28,406                     $ 15,616
 2/28/2001                   $ 20,924                  $ 23,874                  $ 26,009                     $ 15,610
 3/31/2001                   $ 20,167                  $ 22,729                  $ 24,299                     $ 15,160
 4/30/2001                   $ 20,739                  $ 23,827                  $ 26,097                     $ 15,106
 5/31/2001                   $ 20,776                  $ 23,806                  $ 25,767                     $ 15,060
 6/30/2001                   $ 20,628                  $ 23,396                  $ 24,959                     $ 14,922
 7/31/2001                   $ 20,684                  $ 23,261                  $ 24,630                     $ 15,299
 8/31/2001                   $ 20,721                  $ 22,732                  $ 23,449                     $ 15,874
 9/30/2001                   $ 19,521                  $ 21,313                  $ 21,382                     $ 15,990
10/31/2001                   $ 20,019                  $ 21,797                  $ 21,794                     $ 16,117
11/30/2001                   $ 20,924                  $ 22,652                  $ 23,085                     $ 15,890
12/31/2001                   $ 21,196                  $ 22,810                  $ 23,232                     $ 15,481
 1/31/2002                   $ 21,075                  $ 22,460                  $ 22,530                     $ 15,195
 2/28/2002                   $ 21,237                  $ 22,378                  $ 22,336                     $ 15,273
 3/31/2002                   $ 21,844                  $ 23,020                  $ 23,324                     $ 15,231
 4/30/2002                   $ 22,026                  $ 22,795                  $ 22,537                     $ 15,777
 5/31/2002                   $ 22,229                  $ 22,851                  $ 22,583                     $ 16,223
 6/30/2002                   $ 21,642                  $ 22,037                  $ 21,215                     $ 17,006
 7/31/2002                   $ 20,488                  $ 20,813                  $ 19,429                     $ 17,173
 8/31/2002                   $ 20,771                  $ 21,017                  $ 19,466                     $ 17,473
 9/30/2002                   $ 18,989                  $ 19,675                  $ 17,326                     $ 17,664
10/31/2002                   $ 20,002                  $ 20,540                  $ 18,607                     $ 17,591
11/30/2002                   $ 20,970                  $ 21,342                  $ 19,613                     $ 17,613
12/31/2002                   $ 20,547                  $ 20,923                  $ 18,666                     $ 18,499
 1/31/2003                   $ 20,145                  $ 20,597                  $ 18,102                     $ 18,752
 2/28/2003                   $ 19,955                  $ 20,458                  $ 17,791                     $ 19,015
 3/31/2003                   $ 20,018                  $ 20,474                  $ 17,738                     $ 19,073
 4/30/2003                   $ 21,478                  $ 21,756                  $ 19,316                     $ 19,302
 5/31/2003                   $ 22,515                  $ 22,834                  $ 20,425                     $ 20,139
 6/30/2003                   $ 22,833                  $ 23,102                  $ 20,782                     $ 19,814
 7/31/2003                   $ 23,023                  $ 23,240                  $ 21,207                     $ 19,225
 8/31/2003                   $ 23,383                  $ 23,677                  $ 21,667                     $ 19,121
 9/30/2003                   $ 23,721                  $ 24,035                  $ 21,801                     $ 20,205
10/31/2003                   $ 24,631                  $ 24,980                  $ 23,098                     $ 20,103
11/30/2003                   $ 25,012                  $ 25,333                  $ 23,453                     $ 20,442
12/31/2003                   $ 26,257                  $ 26,473                  $ 24,930                     $ 21,257
 1/31/2004                   $ 26,493                  $ 26,867                  $ 25,334                     $ 21,314
 2/29/2004                   $ 26,943                  $ 27,244                  $ 25,765                     $ 21,347
 3/31/2004                   $ 26,900                  $ 27,254                  $ 25,596                     $ 21,653
 4/30/2004                   $ 26,321                  $ 26,509                  $ 25,077                     $ 20,726
 5/31/2004                   $ 26,407                  $ 26,657                  $ 25,316                     $ 20,888
 6/30/2004                   $ 26,814                  $ 27,065                  $ 25,842                     $ 20,933

8/31/92 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Citigroup, Inc.                                         1.7%
Nextel Communications, Inc., Class A                    1.6
Microsoft Corp.                                         1.3
Allergan, Inc.                                          1.3
Wells Fargo & Co.                                       1.3
Burlington Northern Santa Fe Corp.                      1.1
Morgan Stanley                                          1.0
UnitedHealth Group, Inc.                                1.0
Illinois Tool Works, Inc.                               1.0
ExxonMobil Corp.                                        1.0
---------------------------------------------------------------
Total                                                  12.3%

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
U.S. Treasury Note
3.375%, due 12/15/08                                    1.4%
U.S. Treasury Note
4.250%, due 08/15/13                                    1.1
Deutche Bundesrepublik
6.000%, due 01/04/07                                    0.6
Deutche Bundesrepublik
6.500%, due 07/04/27                                    0.6
U.S. Treasury Note
5.375%, due 02/15/31                                    0.6
Federal Home Loan Mortgage Corp.
5.125%, due 07/15/12                                    0.5
Federal Home Loan Mortgage Corp., Gold
6.000%, due 08/15/34                                    0.5
U.S. Treasury Bond
6.250%, due 08/15/23                                    0.4
U.S. Treasury Bond
6.250%, due 05/15/30                                    0.4
U.S. Treasury Note
1.625%, due 02/28/06                                    0.4
---------------------------------------------------------------
Total                                                   6.5%

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004

EQUITIES
U.S. EQUITIES
  Aerospace & Defense                                             1.23%
  Airlines                                                        0.09
  Auto Components                                                 0.39
  Biotechnology                                                   0.89
  Building Products                                               0.93
  Chemicals                                                       0.24
  Commercial Banks                                                1.70
  Commercial Services & Supplies                                  0.42
  Computers & Peripherals                                         0.24
  Construction Materials                                          0.50
  Diversified Financial Services                                  1.69
  Electric Utilities                                              2.12
  Electronic Equipment & Instruments                              0.35
  Food & Staples Retailing                                        1.29
  Gas Utilities                                                   0.36
  Health Care Equipment & Supplies                                0.51
  Health Care Providers & Services                                1.64
  Household Products                                              0.58
  Insurance                                                       1.85
  Machinery                                                       1.51
  Media                                                           3.06
  Multiline Retail                                                0.33
  Oil & Gas                                                       1.65
  Paper & Forest Products                                         0.24
  Pharmaceuticals                                                 4.13
  Road & Rail                                                     1.13
  Software                                                        1.97
  Specialty Retail                                                0.28
  Steel                                                           2.77
  Telecommunications Services                                     0.32
  Thrifts & Mortgage Finance                                      0.95
  Wireless Telecommunication Services                             1.57
                                                                 -----
       Total U.S. Equities                                       36.93

INTERNATIONAL EQUITIES
  Air Freight & Logistics                                         0.30
  Auto Components                                                 0.26
  Automobiles                                                     0.85
  Beverages                                                       0.56
  Capital Markets                                                 0.29
  Chemicals                                                       0.23
  Commercial Banks                                                4.25
  Commercial Services & Supplies                                  0.27
  Communications Equipment                                        0.31
  Construction & Engineering                                      0.05
  Construction Materials                                          0.46
  Diversified Financial Services                                  0.29
  Diversified Telecommunication Services                          1.11
  Electric Utilities                                              0.28
  Electronic Equipment & Instruments                              0.19
  Food & Staples Retailing                                        0.56
  Food Products                                                   0.77
  Gas Utilities                                                   0.24
  Health Care Providers & Services                                0.08
  Hotels, Restaurants & Leisure                                   0.12
  Household Durables                                              0.58
  Household Products                                              0.31
  Insurance                                                       0.84
  IT Services                                                     0.13
  Leisure Equipment & Products                                    0.13
  Machinery                                                       0.05
  Media                                                           0.97
  Metals & Mining                                                 0.43
  Multi-Utilities & Unregulated Power                             0.33
  Multiline Retail                                                0.03%
  Office Electronics                                              0.31
  Oil & Gas                                                       2.09
  Paper & Forest Products                                         0.54
  Pharmaceuticals                                                 1.96
  Real Estate                                                     0.37
  Road & Rail                                                     0.34
  Semiconductors & Semiconductor Equipment                        0.23
  Software                                                        0.12
  Specialty Retail                                                0.42
  Tobacco                                                         0.41
  Trading Companies & Distributors                                0.19
  Wireless Telecommunication Services                             1.11
                                                                 -----
        Total International Equities                             23.36

TOTAL EQUITIES                                                   60.29

U.S. BONDS
U.S. CORPORATE BONDS
  Aerospace & Defense                                             0.03
  Airlines                                                        0.02
  Automobiles                                                     0.15
  Beverages                                                       0.08
  Capital Markets                                                 0.23
  Chemicals                                                       0.11
  Commercial Banks                                                0.22
  Commercial Services & Supplies                                  0.06
  Communications Equipment                                        0.02
  Consumer Finance                                                0.45
  Diversified Financial Services                                  0.39
  Diversified Telecommunication Services                          0.11
  Electric Utilities                                              0.26
  Energy Equipment & Services                                     0.05
  Food & Staples Retailing                                        0.11
  Food Products                                                   0.07
  Gas Utilities                                                   0.02
  Hotels, Restaurants & Leisure                                   0.02
  Household Durables                                              0.04
  Insurance                                                       0.10
  IT Services                                                     0.03
  Leisure Equipment & Products                                    0.02
  Machinery                                                       0.02
  Media                                                           0.20
  Metals & Mining                                                 0.02
  Multi-Utilities & Unregulated Power                             0.04
  Multiline Retail                                                0.05
  Non-Agency                                                      0.02
  Oil & Gas                                                       0.16
  Paper & Forest Products                                         0.04
  Personal Products                                               0.01
  Pharmaceuticals                                                 0.04
  Real Estate                                                     0.05
  Road & Rail                                                     0.08
  Steel                                                           0.03
  Telecommunications Services                                     0.04
  Thrifts & Mortgage Finance                                      0.11
  Tobacco                                                         0.03
  Wireless Telecommunication Services                             0.02
                                                                 -----
        Total U.S. Corporate Bonds                                3.55

Asset-Backed Securities                                           0.62
Commercial Mortgage-Backed Securities                             1.74
Mortgage & Agency Debt Securities                                 8.02
U.S. Government Obligations                                       4.38
                                                                 -----
        Total U.S. Bonds                                         18.31

International Corporate Bonds                                     0.36
Foreign Government Bond                                           5.48

Sovereign/Supranational Bonds                                     0.02%
                                                                ------
          Total International Bonds                               5.86
TOTAL BONDS                                                      24.17

INVESTMENT COMPANIES                                             12.46
SHORT-TERM INVESTMENTS                                            2.16
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED                                               6.69
                                                                ------
  TOTAL INVESTMENTS                                             105.77
LIABILITIES, IN EXCESS OF CASH AND
  OTHER ASSETS                                                   (5.77)
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

THE FUND HELD A SHORT POSITION IN STOCK INDEX FUTURES WHICH REDUCED THE U.S. EQUITY EXPOSURE FROM 36.93% TO 35.36%. THE FUND ALSO HELD A LONG POSITION IN U.S. TREASURY FUTURES WHICH INCREASED THE U.S. BOND EXPOSURE FROM 18.31% TO 19.51%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUNDS EXPOSURE TO SHORT-TERM INVESTMENTS FROM 2.16% TO 1.79%.

              UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                        SHARES              VALUE
                                                                    ---------------   -----------------
EQUITIES -- 60.29%
U.S. EQUITIES -- 36.93%
Aflac, Inc.                                                                 154,200   $       6,292,902
Albertson's, Inc. (c)                                                       338,300           8,978,482
Allergan, Inc.                                                              258,500          23,140,920
American Electric Power Co., Inc.                                           204,300           6,537,600
American International Group, Inc.                                          155,821          11,106,921
Anthem, Inc. (b) (c)                                                         81,800           7,326,008
Boeing Co.                                                                  194,500           9,937,005
Bristol-Myers Squibb Co.                                                    256,900           6,294,050
Burlington Northern Santa Fe Corp.                                          590,000          20,691,300
Cephalon, Inc. (b) (c)                                                      128,500           6,939,000
Citigroup, Inc.                                                             665,707          30,955,375
CMS Energy Corp. (b) (c)                                                    261,900           2,391,147
ConocoPhillips                                                              123,334           9,409,151
Costco Wholesale Corp.                                                      357,300          14,674,311
Dell, Inc. (b)                                                              120,500           4,316,310
Delta Air Lines, Inc. (b) (c)                                               241,400           1,718,768
Dominion Resources, Inc.                                                     67,900           4,283,132
Eastman Chemical Co.                                                         97,000           4,484,310
Equifax, Inc.                                                               141,400           3,499,650
Exelon Corp.                                                                394,500          13,132,905
ExxonMobil Corp.                                                            404,400          17,959,404
FirstEnergy Corp.                                                           275,063          10,290,107
Freddie Mac                                                                 275,600          17,445,480
Gannett Co., Inc.                                                            59,400           5,040,090
Genzyme Corp. (b)                                                           198,800           9,409,204
Guidant Corp.                                                                64,800           3,621,024
Hartford Financial Services Group, Inc.                                     110,400           7,588,896
Illinois Tool Works, Inc.                                                   191,300          18,343,757
Ingersoll-Rand Co., Class A                                                 136,700           9,337,977
Interpublic Group of Cos., Inc. (b)                                         448,400           6,156,532
JPMorgan Chase & Co.                                                        437,100          16,946,367
Johnson & Johnson                                                           320,638          17,859,537
Johnson Controls, Inc.                                                      132,400           7,067,512
Kerr-McGee Corp.                                                             54,050           2,906,269
Kimberly-Clark Corp.                                                        161,000          10,606,680
Kohl's Corp. (b)                                                            143,800           6,079,864
Martin Marietta Materials, Inc.                                             207,984           9,219,931
Masco Corp.                                                                 548,600          17,105,348
MeadWestvaco Corp.                                                          147,700           4,340,903
Medtronic, Inc.                                                             115,800           5,641,776
Mellon Financial Corp.                                                      512,100          15,019,893
Mettler Toledo, Inc. (b)                                                    130,100           6,393,114
Microsoft Corp.                                                             841,100          24,021,816
Morgan Stanley                                                              355,450          18,757,096
Mylan Labs, Inc.                                                            605,750          12,266,437
Nextel Communications, Inc., Class A (b)                                  1,079,700          28,784,802
Northrop Grumman Corp.                                                      154,600           8,302,020
Omnicom Group                                                               172,600          13,098,614
Oracle Corp. (b)                                                            664,800           7,931,064
Pepco Holdings, Inc. (c)                                                    118,600           2,168,008
PNC Financial Services Group                                                151,800           8,057,544
Quest Diagnostics, Inc.                                                      49,900           4,239,005
SBC Communications, Inc.                                                    241,100           5,846,675
Sempra Energy Corp.                                                         193,800           6,672,534
Time Warner, Inc. (b)                                                       751,700          13,214,886
TJX Cos., Inc.                                                              214,600           5,180,444
UnitedHealth Group, Inc.                                                    298,300          18,569,175
United Technologies Corp.                                                    47,300   $       4,327,004
Veritas Software Corp. (b)                                                  147,200           4,077,440
Viacom, Inc., Class B                                                       418,300          14,941,676
Viad Corp. (b) (c)                                                          154,000           4,159,540
Wells Fargo & Co.                                                           403,000          23,063,690
Westwood One, Inc. (b)                                                      154,700           3,681,860
Willis Group Holdings, Ltd.                                                 239,600           8,973,020
Wyeth                                                                       448,500          16,217,760
                                                                                      -----------------
Total U.S. Equities                                                                         677,041,022
                                                                                      -----------------
INTERNATIONAL EQUITIES -- 23.36%
AUSTRALIA -- 1.01%
Australia & New Zealand Banking Group Ltd.                                  209,719           2,670,530
Australian Gas Light Co., Ltd.                                              158,887           1,342,557
News Corp., Ltd., Preferred                                                 373,312           3,055,578
QBE Insurance Group Ltd. (c)                                                430,391           3,837,573
Rio Tinto Ltd.                                                                5,755             144,121
Westpac Banking Corp.                                                       518,297           6,354,404
Woolworths Ltd.                                                             139,206           1,105,468
                                                                                      -----------------
                                                                                             18,510,231
                                                                                      -----------------
BELGIUM -- 0.29%
Fortis                                                                      238,683           5,285,165
                                                                                      -----------------
CANADA -- 1.27%
Alcan, Inc.                                                                  92,020           3,788,554
Bank of Nova Scotia (c)                                                     121,100           3,235,355
BCE, Inc.                                                                   107,900           2,148,745
Canadian National Railway Co.                                                88,400           3,808,304
Canadian Tire Corp.                                                          12,700             463,196
Magna International, Inc., Class A                                           16,900           1,432,293
Shoppers Drug Mart Corp. (b)                                                 96,500           2,403,953
Suncor Energy, Inc.                                                          90,700           2,300,733
Toronto Dominion Bank (c)                                                   116,800           3,735,509
                                                                                      -----------------
                                                                                             23,316,642
                                                                                      -----------------
FINLAND -- 0.48%
Nokia Oyj                                                                   394,190           5,687,953
UPM-Kymmene Oyj                                                             165,840           3,155,671
                                                                                      -----------------
                                                                                              8,843,624
                                                                                      -----------------
FRANCE -- 1.79%
Aventis S.A. (c)                                                             50,239           3,792,700
BNP Paribas                                                                  72,810           4,477,936
Cap Gemini S.A. (b)                                                          60,283           2,419,596
France Telecom S.A.                                                         193,146           5,033,509
Sanofi-Synthelabo S.A. (c)                                                   34,999           2,218,498
Suez S.A.                                                                    55,189           1,148,863
Total S.A.                                                                   58,269          11,108,931
Unibail                                                                      25,387           2,625,403
                                                                                      -----------------
                                                                                             32,825,436
                                                                                      -----------------
GERMANY -- 0.19%
Allianz AG                                                                   32,113           3,478,428
                                                                                      -----------------
HONG KONG -- 0.25%
Cheung Kong Holdings Ltd.                                                   270,000           1,990,436
Sun Hung Kai Properties Ltd.                                                255,000           2,092,361
Television Broadcasts Ltd.                                                  112,000             479,602
                                                                                      -----------------
                                                                                              4,562,399
                                                                                      -----------------

                                                                        SHARES              VALUE
                                                                    ---------------   -----------------
IRELAND -- 0.66%
Bank of Ireland                                                             569,676   $       7,610,198
CRH PLC                                                                     214,017           4,520,263
                                                                                      -----------------
                                                                                             12,130,461
                                                                                      -----------------
ITALY -- 0.65%
Assicurazioni Generali SpA (c)                                               84,517           2,279,688
ENI SpA                                                                     210,349           4,176,633
UniCredito Italiano SpA                                                   1,099,203           5,429,623
                                                                                      -----------------
                                                                                             11,885,944
                                                                                      -----------------
JAPAN -- 4.20%
Canon, Inc.                                                                 107,800           5,680,704
Fuji Photo Film Co., Ltd.                                                    76,000           2,382,074
Funai Electric Co., Ltd.                                                     15,600           2,350,401
Honda Motor Co., Ltd. (c)                                                   215,500          10,388,398
Hoya Corp.                                                                   12,400           1,297,787
Kao Corp.                                                                   239,000           5,760,620
Mitsubishi Corp.                                                            252,000           2,448,059
Mitsubishi Tokyo Financial Group, Inc.                                          235           2,175,228
Nintendo Co., Ltd.                                                           19,200           2,225,909
Nippon Telegraph & Telephone Corp.                                              125             667,873
Nippon Unipac Holding (c)                                                       486           2,543,243
Nitto Denko Corp.                                                             4,300             219,896
NTT DoCoMo, Inc.                                                              4,332           7,741,740
Rohm Co., Ltd.                                                               35,500           4,249,003
Sekisui House Ltd. (c)                                                      219,000           2,430,546
Sompo Japan Insurance, Inc.                                                 413,000           4,220,272
Sumitomo Mitsui Financial Group, Inc. (c)                                       436           2,988,847
Takeda Pharmaceutical Co., Ltd.                                             140,900           6,185,318
Toyota Industries Corp.                                                     141,900           3,407,213
Toyota Motor Corp.                                                          127,600           5,168,785
West Japan Railway Co.                                                          584           2,354,947
                                                                                      -----------------
                                                                                             76,886,863
                                                                                      -----------------
NETHERLANDS -- 1.72%
ABN AMRO Holding NV                                                         156,931           3,432,923
Koninklijke Philips Electronics NV                                          145,476           3,916,864
Reed Elsevier NV                                                            408,268           5,732,141
Royal KPN NV (b)                                                            570,596           4,345,790
TPG NV                                                                      242,305           5,536,351
VNU NV (c)                                                                  198,412           5,762,170
Wolters Kluwer NV                                                           152,152           2,761,927
                                                                                      -----------------
                                                                                             31,488,166
                                                                                      -----------------
PORTUGAL -- 0.20%
Electricidade de Portugal S.A.                                              284,740             796,786
Portugal Telecom, SGPS, S.A.                                                256,624           2,769,406
                                                                                      -----------------
                                                                                              3,566,192
                                                                                      -----------------
SPAIN -- 0.54%
Banco Bilbao Vizcaya Argentaria S.A. (c)                                    395,696           5,286,031
Banco Santander Central Hispano S.A. (c)                                    230,022           2,387,174
Telefonica S.A.                                                             151,535           2,240,036
                                                                                      -----------------
                                                                                              9,913,241
                                                                                      -----------------
SWEDEN -- 0.77%
Electrolux AB, B Shares                                                     100,700           1,931,667
Hennes & Mauritz AB, B Shares                                                98,750           2,549,715
Svenska Cellulosa AB, B Shares                                              110,600           4,199,099
Svenska Handelsbanken AB, A Shares (c)                                      110,020   $       2,205,380
Swedish Match AB                                                            320,620           3,277,300
                                                                                      -----------------
                                                                                             14,163,161
                                                                                      -----------------
SWITZERLAND -- 1.88%
Adecco S.A. (b) (c)                                                          50,938           2,537,952
Credit Suisse Group (b)                                                     150,417           5,344,584
Givaudan S.A.                                                                 3,646           2,110,628
Holcim Ltd.                                                                  72,878           3,962,785
Nestle S.A.                                                                  34,635           9,236,737
Novartis AG                                                                  60,820           2,683,092
Roche Holding AG                                                             71,765           7,105,446
Swiss Reinsurance Co.                                                        23,233           1,509,106
                                                                                      -----------------
                                                                                             34,490,330
                                                                                      -----------------
UNITED KINGDOM -- 7.46%
Abbey National PLC                                                          194,786           1,813,027
Alliance Unichem PLC                                                        124,662           1,475,136
AstraZeneca PLC                                                             142,587           6,397,306
Balfour Beatty PLC                                                          197,813             952,438
Barclays PLC                                                                937,091           7,982,998
BOC Group PLC                                                               111,307           1,863,124
BP PLC                                                                    1,352,558          11,945,445
BT Group PLC                                                                880,113           3,168,228
Cadbury Schweppes PLC                                                       575,737           4,967,300
Centrica PLC                                                                753,630           3,068,259
Compass Group PLC                                                           352,406           2,150,532
Diageo PLC                                                                  758,152          10,222,444
Electrocomponents PLC                                                       329,452           2,132,936
Gallaher Group PLC                                                          355,881           4,301,525
GlaxoSmithKline PLC                                                         375,314           7,595,851
HSBC Holdings PLC                                                           366,683           5,452,832
Invensys PLC (b)                                                          2,651,632             865,572
Kingfisher PLC                                                              987,732           5,127,458
National Grid Transco PLC                                                   634,479           4,895,920
Rentokil Initial PLC                                                        929,840           2,436,652
Rio Tinto PLC                                                               164,424           3,953,905
Royal Bank of Scotland Group PLC                                            368,324          10,607,133
Scottish & Southern Energy PLC                                              356,061           4,400,558
Shell Transport & Trading Co. PLC                                         1,186,238           8,701,775
Tesco PLC                                                                 1,383,799           6,681,594
Vodafone Group PLC                                                        5,767,080          12,628,757
Wolseley PLC                                                                 66,477           1,030,754
                                                                                      -----------------
                                                                                            136,819,459
                                                                                      -----------------
Total International Equities                                                                428,165,742
                                                                                      -----------------
Total Equities (Cost $1,021,781,478)                                                      1,105,206,764
                                                                                      -----------------

                                                                         FACE
                                                                        AMOUNT
                                                                    ---------------
BONDS -- 24.17%
U.S. BONDS -- 18.31%
U.S. CORPORATE BONDS -- 3.55%
Alcoa, Inc.
  6.000%, due 01/15/12                                              $       300,000             317,204
Allstate Corp. (The)
  7.200%, due 12/01/09                                                      125,000             142,522
Altria Group, Inc.
  7.750%, due 01/15/27                                                      310,000             316,964

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
American Electric Power Co., Inc. (c)
  6.125%, due 05/15/06                                              $       470,000   $         493,390
American Express Co.
  3.750%, due 11/20/07                                                       85,000              84,735
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                                       70,000              79,702
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                                      220,000             267,433
AT&T Corp. (c)
  8.000%, due 11/15/31                                                      505,000             492,937
AT&T Wireless Services, Inc.
  8.750%, due 03/01/31                                                      375,000             457,188
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                                      375,000             420,711
Avon Products, Inc.
  7.150%, due 11/15/09                                                      195,000             219,183
Bank of America Corp.
  7.400%, due 01/15/11                                                    1,375,000           1,558,312
Bank One Corp.
  7.875%, due 08/01/10                                                      650,000             751,826
Boeing Capital Corp.
  7.375%, due 09/27/10                                                      450,000             508,832
Bombardier Capital, Inc., 144A (c)
  6.125%, due 06/29/06                                                      675,000             668,084
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                      300,000             312,596
Burlington Northern Santa Fe Corp.
  6.875%, due 12/01/27                                                        5,000               5,292
  7.082%, due 05/13/29+                                                     150,000             162,824
Caterpillar, Inc. (c)
  6.550%, due 05/01/11                                                      400,000             442,673
Cendant Corp. (c)
  6.250%, due 01/15/08                                                      300,000             319,924
Centex Corp.
  7.875%, due 02/01/11                                                      375,000             424,065
  9.750%, due 06/15/05                                                      155,000             164,241
Citigroup, Inc.
  7.250%, due 10/01/10                                                    1,675,000           1,886,393
Citizens Communications Co. (c)
  9.250%, due 05/15/11                                                      775,000             810,022
Coca-Cola Co.
  4.000%, due 06/01/05                                                       35,000              35,439
Comcast Cable Communications, Inc. (c)
  6.750%, due 01/30/11                                                    1,300,000           1,402,808
Commonwealth Edison Co.
  6.150%, due 03/15/12                                                      300,000             320,457
Computer Sciences Corp. (c)
  3.500%, due 04/15/08                                                      325,000             318,765
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                                      300,000             328,709
ConocoPhillips
  8.500%, due 05/25/05                                                      425,000             446,825
  8.750%, due 05/25/10                                                      675,000             815,833
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                                      250,000             286,029
Coors Brewing Co.
  6.375%, due 05/15/12                                                      300,000             321,363
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                      325,000             312,633
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09 (c)                                          $       400,000   $         390,085
  6.500%, due 01/15/12                                                      475,000             510,430
DaimlerChrysler NA Holding Corp.+
  4.050%, due 06/04/08                                                    1,675,000           1,642,379
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                      475,000             517,112
Dominion Resources, Inc.
  8.125%, due 06/15/10                                                      225,000             259,650
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                      190,000             199,593
Dow Chemical Co. (The) (c)
  6.125%, due 02/01/11                                                      775,000             819,914
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                                      450,000             512,850
Eastman Kodak Co.
  6.375%, due 06/15/06                                                      400,000             415,502
EOP Operating LP
  7.250%, due 06/15/28                                                      425,000             440,250
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                      250,000             290,715
Federated Department Stores, Inc.
  6.625%, due 04/01/11                                                      300,000             325,192
First Data Corp.
  5.625%, due 11/01/11                                                      300,000             313,019
FirstEnergy Corp., Series B (c)
  6.450%, due 11/15/11                                                      300,000             311,028
FleetBoston Financial Corp. (c)
  7.375%, due 12/01/09                                                      145,000             163,503
Ford Motor Co. (c)
  7.450%, due 07/16/31                                                      625,000             595,762
Ford Motor Credit Co. (c)
  5.800%, due 01/12/09                                                    2,175,000           2,195,443
  7.375%, due 02/01/11                                                      550,000             580,122
FPL Group Capital, Inc.
  7.625%, due 09/15/06                                                      300,000             327,075
GATX Financial Corp.
  6.875%, due 11/01/04                                                      245,000             249,084
General Electric Capital Corp.
  6.000%, due 06/15/12                                                    3,350,000           3,535,215
  6.750%, due 03/15/32                                                      550,000             591,258
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                                      800,000             820,238
  8.000%, due 11/01/31                                                      800,000             819,670
General Motors Corp. (c)
  8.375%, due 07/15/33                                                      475,000             502,784
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                    1,310,000           1,438,080
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                      400,000             438,181
Hartford Financial Services Group (The)
  4.700%, due 09/01/07                                                      575,000             589,233
Hertz Corp.
  7.625%, due 08/15/07                                                      550,000             589,460
Household Finance Corp.
  6.750%, due 05/15/11                                                      925,000           1,010,842
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                      700,000             686,659

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
International Lease Finance Corp.
  3.500%, due 04/01/09                                              $       395,000   $         375,602
International Paper Co. (c)
  6.750%, due 09/01/11                                                      300,000             325,158
J.P. Morgan Chase & Co.
  3.625%, due 05/01/08                                                      575,000             568,635
  6.750%, due 02/01/11                                                      500,000             544,952
John Deere Capital Corp.
  7.000%, due 03/15/12                                                      400,000             447,644
Kerr-McGee Corp.
  7.875%, due 09/15/31                                                       70,000              77,208
Key Bank N.A.
  7.000%, due 02/01/11                                                      120,000             131,929
Kimberly-Clark Corp., 144A
  4.500%, due 07/30/05                                                       45,000              45,860
Kohl's Corp.
  7.250%, due 06/01/29                                                      275,000             306,477
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                      675,000             686,673
Kroger Co.
  7.500%, due 04/01/31                                                      475,000             525,720
Lincoln National Corp. (c)
  6.200%, due 12/15/11                                                      400,000             424,518
Lockheed Martin Corp.
  8.500%, due 12/01/29                                                      250,000             313,590
Marathon Oil Corp.
  6.125%, due 03/15/12                                                      475,000             501,180
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                      250,000             268,179
McKesson Corp., Inc.
  7.750%, due 02/01/12                                                      170,000             193,600
MidAmerican Energy Co.
  5.125%, due 01/15/13                                                       10,000               9,937
MidAmerican Energy Holding Co.
  5.875%, due 10/01/12                                                      325,000             330,008
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                      600,000             602,094
Morgan Stanley
  6.750%, due 04/15/11                                                    1,780,000           1,950,647
Morgan Stanley Dean Witter
  Capital I, Class A1+
  7.420%, due 11/15/36                                                      369,446             400,376
Motorola, Inc. (c)
  7.625%, due 11/15/10                                                      265,000             298,352
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                      140,000             132,895
News America Holdings, Inc.
  7.125%, due 04/08/28                                                      300,000             319,007
Northwest Airlines Corp.+
  8.072%, due 10/01/19                                                      357,075             381,966
Pepsi Bottling Holdings, Inc., 144A (c)
  5.625%, due 02/17/09                                                      150,000             158,487
Pitney Bowes, Inc.
  4.625%, due 10/01/12                                                      245,000             238,520
PP&L Capital Funding, Inc.+
  7.750%, due 04/15/05                                                      155,000             160,643
PPL Capital Funding Trust I, 144A
  4.330%, due 03/01/09                                                      330,000             319,439
Praxair, Inc.
  6.375%, due 04/01/12                                              $       180,000   $         195,741
Progress Energy, Inc. (c)
  7.000%, due 10/30/31                                                      300,000             308,726
PSEG Power LLC
  7.750%, due 04/15/11                                                      230,000             260,482
Qwest Capital Funding, Inc. (c)
  7.900%, due 08/15/10                                                       95,000              84,075
Rohm & Haas Co.
  7.850%, due 07/15/29                                                      275,000             329,904
Safeway, Inc. (c)
  6.500%, due 03/01/11                                                      475,000             503,292
SBC Communications, Inc.
  5.875%, due 02/01/12                                                       35,000              36,027
Sempra Energy Corp.
  7.950%, due 03/01/10                                                      275,000             316,083
SLM Corp.
  5.625%, due 04/10/07                                                      575,000             604,247
Southern California Edison Co.
  8.000%, due 02/15/07                                                      520,000             574,425
Southern Power Co., Series B
  6.250%, due 07/15/12                                                      475,000             498,892
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                                       10,000              10,185
Sprint Capital Corp.
  8.375%, due 03/15/12                                                      300,000             344,799
Target Corp. (c)
  7.000%, due 07/15/31                                                      300,000             335,066
Time Warner, Inc.
  7.625%, due 04/15/31                                                      925,000           1,000,980
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11                                                      775,000             845,660
Travelers Property Casualty Corp. (c)
  5.000%, due 03/15/13                                                      350,000             339,017
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                      375,000             405,097
Unilever Capital Corp.
  7.125%, due 11/01/10                                                      300,000             339,385
Union Pacific Corp.
  6.700%, due 12/01/06                                                      475,000             509,774
United Technologies Corp.
  6.100%, due 05/15/12                                                      300,000             321,300
UST, Inc. (c)
  6.625%, due 07/15/12                                                      250,000             270,742
Valero Energy Corp. (c)
  7.500%, due 04/15/32                                                      475,000             528,379
Verizon New England, Inc. (c)
  6.500%, due 09/15/11                                                      115,000             122,537
Verizon New York, Inc. (c)
  6.875%, due 04/01/12                                                      625,000             670,071
Verizon New York, Inc., Series B (c)
  7.375%, due 04/01/32                                                      250,000             263,141
Viacom, Inc.
  6.625%, due 05/15/11                                                      475,000             516,792
Wachovia Bank N.A.
  7.800%, due 08/18/10                                                      525,000             606,674
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                                      825,000             919,928

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Walt Disney Co. (The) (c)
  6.375%, due 03/01/12                                              $       325,000   $         348,737
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                    1,625,000           1,699,956
Waste Management, Inc.
  7.375%, due 08/01/10                                                      375,000             421,324
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11                                                      425,000             463,375
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                      300,000             326,228
Wyeth (c)
  5.250%, due 03/15/13                                                      350,000             337,788
Xcel Energy, Inc.
  7.000%, due 12/01/10                                                      300,000             331,853
                                                                                      -----------------
                                                                                             65,006,220
                                                                                      -----------------
ASSET-BACKED SECURITIES -- 0.62%
Americredit Automobile Receivables Trust,
  01-B, Class A4+
  5.370%, due 06/12/08                                                      749,041             764,288
Americredit Automobile Receivables Trust,
  03-AM, Class A2B+
  1.630%, due 10/06/06                                                       40,629              40,634
Associates Manufactured Housing
  Pass-Thru, CTFS 99-2, Class A5
  6.900%, due 06/15/27                                                      342,696             353,045
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  1.629%, due 01/15/09                                                      280,000             281,283
Centerpoint Energy Transition,
  01-1, Class A4+
  5.630%, due 09/15/15                                                      310,000             323,323
Conseco Finance Securitizations Corp.,
  00-2, Class A4+
  8.480%, due 12/01/30                                                    2,500,000           2,575,123
Conseco Finance Securitizations Corp.,
  00-5, Class A4+
  7.470%, due 02/01/32                                                      959,447             994,835
Conseco Finance Securitizations Corp.,
  00-B, Class AF4+
  7.870%, due 02/15/31                                                        1,766               1,780
Conseco Finance Securitizations Corp.,
  02-B, Class A2+
  5.590%, due 05/15/33                                                       17,033              17,101
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  1.720%, due 12/25/32                                                      292,043             293,215
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  1.640%, due 06/25/33                                                    1,071,342           1,073,250
Greentree Financial Corp.,
  96-4, Class A6
  7.400%, due 06/15/27                                                      432,816             459,577
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  2.305%, due 05/15/43                                                    1,040,000           1,040,000
Peco Energy Transition Trust,
  99-A, Class A7+
  6.130%, due 03/01/09                                                      230,000             246,918
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  2.139%, due 03/15/11                                              $       400,000   $         400,520
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  3.089%, due 03/15/11                                                      460,000             460,368
Providian Gateway Master Trust,
  04-BA, Class D, 144A+
  2.525%, due 07/15/10                                                      840,000             840,000
RAFC Asset-Backed Trust,
  01-1, Class A3+
  5.115%, due 01/25/15                                                      545,233             554,321
Sears Credit Account Master Trust
  01-1, Class A+
  1.419%, due 02/15/10                                                      280,000             279,809
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A+
  3.356%, due 01/25/31                                                      301,159             274,937
Vanderbilt Mortgage Finance,
  00-B, Class 1A3+
  8.255%, due 05/07/17                                                      128,873             132,465
                                                                                      -----------------
                                                                                             11,406,792
                                                                                      -----------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.74%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                                                    3,250,000           3,567,082
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2+
  7.780%, due 02/15/32                                                      455,000             518,517
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2+
  7.320%, due 10/15/32                                                    1,500,000           1,689,878
Commercial Mortgage Trust,
  01-FL5A, Class E, 144A+
  2.739%, due 11/15/13                                                      440,000             441,248
Commercial Mortgage Trust,
  01-FL5A, Class F, 144A+
  2.197%, due 11/15/13                                                      515,000             515,909
C.S. First Boston Mortgage Securities Corp.,
  01-CF2, Class A1+
  5.257%, due 02/15/34                                                      303,902             307,083
C.S. First Boston Mortgage Securities Corp.,
  99-C1 Class A2+
  7.290%, due 09/15/41                                                    3,500,000           3,909,489
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B+
  7.340%, due 10/10/32                                                      385,000             433,234
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B+
  7.180%, due 08/10/10                                                    1,275,000           1,424,332
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                                                    1,259,058           1,339,204
First Union Commercial Mortgage
  Securities, Inc., 98-C2, Class A1+
  6.280%, due 11/18/35                                                      430,280             440,653
GMAC Commercial Mortgage
  Securities, Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                                       87,215              87,991

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Greenwich Capital Commercial Funding
  Corp., 03-FL1, Class A, 144A+
  1.681%, due 07/05/18                                              $       193,835   $         193,863
GS Mortgage Securities Corp., II,
  96-PL, Class A2+
  7.410%, due 02/15/27                                                        9,681               9,736
GS Mortgage Securities Corp., II,
  98-GLII, Class A1+
  6.312%, due 04/13/31                                                    2,152,779           2,257,415
Heller Financial Commercial Mortgage
  Assets, 99-PH1, Class A1
  6.500%, due 05/15/31                                                      784,719             827,667
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A+
  6.980%, due 08/03/15                                                      319,311             341,173
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A+
  7.730%, due 08/03/15                                                      750,000             840,196
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A+
  7.970%, due 08/03/15                                                      460,000             512,811
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A+
  8.070%, due 08/03/15                                                      460,000             504,520
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                      885,473             922,871
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                                    1,000,000           1,110,174
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1+
  6.410%, due 06/15/31                                                      455,982             476,120
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                      200,000             223,982
Merrill Lynch Mortgage Investors, Inc.,
  97-C1, Class A3+
  7.120%, due 06/18/29                                                      371,439             397,161
Merrill Lynch Mortgage Investors, Inc.,
  98-C1, Class A1+
  6.310%, due 11/15/26                                                    1,733,759           1,785,319
Morgan Stanley Dean Witter Capital I,
  96-WF1, Class A3, 144A+
  7.684%, due 11/15/28                                                      448,179             463,574
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2+
  7.570%, due 12/15/09                                                      150,000             169,963
Nomura Asset Securities Corp.,
  95-MD3, Class A1B+
  8.150%, due 04/04/27                                                      766,451             786,484
Nomura Asset Securities Corp.,
  98-D6, Class A1A+
  6.280%, due 03/15/30                                                    1,491,938           1,561,355
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2+
  7.610%, due 02/15/10                                                    2,000,000           2,264,559
Prudential Mortgage Capital Funding, LLC,
  01-ROCK, Class A2+
  6.605%, due 05/10/34                                                    1,055,000           1,149,136
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2+
  6.592%, due 12/18/33                                              $        80,000   $          87,082
Starwood Asset Receivables Trust,
  03-1A, Class A1, 144A+
  1.570%, due 08/28/22                                                      491,049             491,050
                                                                                      -----------------
                                                                                             32,050,831
                                                                                      -----------------
MORTGAGE & AGENCY DEBT SECURITIES -- 8.02%
Countrywide Home Loan Mortgage
  Pass-Thru Trust, 03-20, Class 3A2
  4.750%, due 07/25/18                                                      906,278             914,039
C.S. First Boston Mortgage Securities Corp.,
  01-26, Class 5A1
  7.430%, due 11/25/31                                                      243,593             249,705
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                       69,890              72,359
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                                    2,353,963           2,412,217
C.S. First Boston Mortgage Securities Corp.,
  03-27, Class 9A1
  7.000%, due 11/25/33                                                    1,169,642           1,201,662
Federal Home Loan Mortgage Corp.
  2.875%, due 11/03/06+                                                     390,000             385,867
  3.875%, due 01/12/09+                                                   2,600,000           2,555,956
  5.000%, due 01/30/14 (c)                                                5,335,000           5,163,714
  5.125%, due 07/15/12 (c)                                                9,715,000           9,816,308
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29                                                    1,362,372           1,369,361
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30                                                    1,395,000           1,430,899
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07                                                      141,616             144,498
  5.500%, due 09/01/17                                                       85,227              87,298
  5.500%, due 01/01/18                                                      186,554             191,087
  5.500%, due 04/01/18                                                      586,970             601,072
  5.500%, due 12/01/18                                                    1,476,210           1,511,676
  5.500%, due 01/01/19                                                    2,484,566           2,544,258
  6.000%, due 12/01/17                                                      541,833             565,379
  6.000%, due 10/01/29                                                       47,938              49,203
  6.000%, due 12/01/30                                                      662,392             679,051
  6.000%, due 03/01/31                                                      898,798             919,112
  6.000%, due 08/15/34                                                    8,535,000           8,679,028
  6.500%, due 02/01/17                                                      212,382             224,385
  6.500%, due 10/01/17                                                    1,149,882           1,214,868
  6.500%, due 01/01/29                                                    4,573,867           4,770,932
  6.500%, due 04/01/29                                                      123,719             129,049
  6.500%, due 08/15/34                                                    5,305,000           5,507,253
  7.000%, due 06/01/28                                                      426,792             450,451
Federal National Mortgage Association
  2.625%, due 01/19/07+ (c)                                               4,855,000           4,759,289
  3.376%, due 09/01/33+                                                     271,325             271,505
  3.831%, due 08/01/33+                                                   4,869,861           4,828,790
  3.925%, due 05/01/33+                                                     751,701             756,977
  4.341%, due 03/01/34+                                                     775,318             789,438

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Federal National Mortgage Association
  4.440%, due 06/01/33+                                             $       676,083   $         684,654
  4.585%, due 11/01/33+                                                   3,471,833           3,493,011
  5.000%, due 03/01/34                                                    2,886,956           2,792,082
  5.125%, due 01/02/14                                                      135,000             131,377
  5.500%, due 03/15/11 (c)                                                  670,000             700,781
  5.500%, due 12/01/17                                                       72,709              74,538
  5.500%, due 01/01/18                                                    2,564,389           2,628,888
  5.500%, due 11/01/23                                                      240,855             240,015
  5.500%, due 11/01/33                                                    4,231,364           4,216,605
  6.000%, due 09/01/08                                                    3,421,684           3,569,309
  6.000%, due 06/01/14                                                    2,072,686           2,162,110
  6.000%, due 08/01/17                                                    1,325,173           1,382,346
  6.000%, due 04/01/18                                                      572,157             596,842
  6.000%, due 11/01/28                                                      243,721             249,116
  6.000%, due 03/01/29                                                    1,432,947           1,464,668
  6.000%, due 07/01/29                                                    1,436,954           1,468,764
  6.000%, due 06/01/31                                                       23,232              23,746
  6.000%, due 01/01/33                                                    3,403,376           3,478,717
  6.000%, due 12/01/33                                                    2,337,897           2,389,651
  6.250%, due 02/01/11 (c)                                                  625,000             671,026
  6.500%, due 12/01/10                                                    3,435,899           3,631,154
  6.500%, due 03/01/17                                                      936,369             989,581
  6.500%, due 04/01/17                                                      925,399             977,988
  6.500%, due 03/01/28                                                      261,300             272,274
  6.500%, due 05/01/28                                                    3,322,464           3,461,994
  6.500%, due 10/01/28                                                    1,588,713           1,655,433
  6.500%, due 12/01/28                                                      291,663             303,912
  6.500%, due 04/01/29                                                    1,085,538           1,131,126
  6.500%, due 06/01/29                                                    1,266,458           1,319,644
  6.500%, due 08/01/29                                                      395,850             413,068
  6.500%, due 05/01/30                                                      269,151             280,454
  6.500%, due 11/01/31                                                       16,086              16,762
  6.500%, due 08/15/34                                                      945,000             980,437
  7.000%, due 08/01/32                                                    2,559,574           2,701,461
  7.000%, due 03/01/33                                                    1,295,055           1,366,845
  7.000%, due 05/01/33                                                      359,732             379,673
  7.000%, due 12/01/33                                                    2,093,090           2,209,118
  7.000%, due 01/01/34                                                    1,815,275           1,922,746
  7.500%, due 05/01/31                                                       43,853              46,942
  7.500%, due 02/01/33                                                      767,680             823,202
  7.500%, due 07/25/41                                                    3,088,191           3,321,535
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                      716,700             767,987
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                      168,049             180,075
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                                      179,210             189,851
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42                                                    3,733,369           3,901,389
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.501%, due 08/25/42                                                      554,922             580,744
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1+
  5.308%, due 06/25/33                                              $       628,388   $         641,987
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                        2,448               2,695
GMAC Mortgage Corp. Loan Trust,
  03-AR2, Class 4A1+
  4.764%, due 12/19/33                                                    1,786,053           1,746,386
Government National Mortgage Association
  4.000%, due 10/20/29                                                      449,206             451,640
  6.000%, due 11/20/28                                                       79,101              81,080
  6.000%, due 01/15/29                                                       77,291              79,322
  6.000%, due 02/20/29                                                       68,942              70,667
  6.000%, due 05/20/29                                                      176,680             181,101
  6.000%, due 07/15/29                                                    1,521,712           1,561,689
  6.500%, due 03/15/26                                                      838,127             876,786
  6.500%, due 04/15/31                                                      875,973             916,377
  6.500%, due 01/20/34                                                    1,990,734           2,067,560
  8.000%, due 12/15/22                                                       23,414              25,889
  9.000%, due 11/15/04                                                          440                 484
  9.000%, due 11/15/04                                                           35                  38
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++
  1.000%, due 08/25/28 (d)                                               16,301,106             257,889
Structured Adjustable Rate Mortgage
  Loan Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34                                                    1,400,481           1,404,722
Structured Asset Securities Corp.,
  02-23XS, Class A7+
  6.080%, due 11/25/32                                                    5,170,000           5,138,253
                                                                                      -----------------
                                                                                            146,994,892
                                                                                      -----------------
U.S. GOVERNMENT OBLIGATIONS -- 4.38%
U.S. Treasury Bonds
  6.250%, due 08/15/23 (c)                                                7,090,000           7,851,069
  6.250%, due 05/15/30 (c)                                                6,815,000           7,630,401
  8.750%, due 05/15/17                                                      810,000           1,097,930
U.S. Treasury Notes
  1.625%, due 02/28/06 (c)                                                6,610,000           6,513,176
  1.875%, due 11/30/05 (c)                                                1,195,000           1,186,738
  3.375%, due 12/15/08 (c)                                               25,905,000          25,575,126
  4.250%, due 08/15/13 (c)                                               20,285,000          19,801,649
  5.375%, due 02/15/31 (c)                                               10,510,000          10,599,913
                                                                                      -----------------
                                                                                             80,256,002
                                                                                      -----------------
Total U.S. Bonds                                                                            335,714,737
                                                                                      -----------------
INNTERNATIONAL BONDS -- 5.86%
INTERNATIONAL CORPORATE BONDS -- 0.36%
AUSTRALIA -- 0.01%
International Bank for Reconstruction &
  Development (c)
  4.375%, due 09/28/06                                                      225,000             231,292
                                                                                      -----------------
CANADA -- 0.06%
Bombardier, Inc., 144A (c)
  6.300%, due 05/01/14                                                      575,000             488,375
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                      250,000             273,306

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Canadian National Railway Co.
  6.900%, due 07/15/28                                              $        15,000   $          16,235
Telus Corp.
  8.000%, due 06/01/11                                                      310,000             352,334
                                                                                      -----------------
                                                                                              1,130,250
                                                                                      -----------------
CAYMAN ISLANDS -- 0.01%
Santander Central Hispano Issuances Ltd.
  7.625%, due 09/14/10                                                      115,000             131,327
                                                                                      -----------------
FRANCE -- 0.01%
France Telecom S.A.
  8.500%, due 03/01/31                                                      205,000             257,279
                                                                                      -----------------
LUXEMBOURG -- 0.02%
Telecom Italia Capital Corp., 144A
  5.250%, due 11/15/13                                                      325,000             314,550
                                                                                      -----------------
NETHERLANDS -- 0.02%
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                                      295,000             359,055
                                                                                      -----------------
UNITED KINGDOM -- 0.23%
Abbey National PLC
  6.690%, due 10/17/05                                                      260,000             272,797
  7.950%, due 10/26/29                                                      150,000             177,991
Diageo PLC (c)
  3.500%, due 11/19/07                                                      325,000             321,242
HSBC Holdings PLC (c)
  5.250%, due 12/12/12                                                      325,000             322,832
Permanent Financing PLC, 04, Class 2C+
  2.130%, due 06/10/42                                                    2,500,000           2,499,481
Royal Bank of Scotland Group PLC+
  9.118%, due 03/31/10                                                      225,000             271,125
Vodafone Group PLC (c)
  7.875%, due 02/15/30                                                      250,000             297,399
                                                                                      -----------------
                                                                                              4,162,867
                                                                                      -----------------
Total International Corporate Bonds                                                           6,586,620
                                                                                      -----------------
FOREIGN GOVERNMENT BONDS -- 5.48%
AUSTRALIA -- 0.03%
Government of Australia
  7.500%, due 09/15/09                                            AUD       715,000             537,570
                                                                                      -----------------
AUSTRIA -- 0.43%
Republic of Austria
  3.800%, due 10/20/13                                            EUR     2,880,000           3,370,301
  5.875%, due 07/15/06                                                    3,510,000           4,527,860
                                                                                      -----------------
                                                                                              7,898,161
                                                                                      -----------------
BELGIUM -- 0.16%
Government of Belgium
  5.750%, due 03/28/08                                            EUR     2,255,000           2,972,519
                                                                                      -----------------
CANADA -- 0.32%
Government of Canada
  5.750%, due 06/01/29                                            CAD     1,040,000             817,184
  6.000%, due 09/01/05                                                    3,275,000           2,530,721
  6.000%, due 06/01/08                                                    1,200,000             957,064
  6.000%, due 06/01/11                                                    1,005,000             807,328
  8.000%, due 06/01/23                                                      700,000             689,167
                                                                                      -----------------
                                                                                              5,801,464
                                                                                      -----------------
CAYMAN ISLANDS -- 0.09%
SMFG Finance Ltd.
  2.250%, due 07/11/05                                            JPY    18,000,000   $         396,781
SMFG Finance Ltd.,
  2.250%, due 07/11/05                                                   60,000,000           1,319,709
                                                                                      -----------------
                                                                                              1,716,490
                                                                                      -----------------
DENMARK -- 0.20%
Kingdom of Denmark
  5.000%, due 08/15/05                                            DKK     5,940,000             998,258
  5.000%, due 11/15/13                                                    7,130,000           1,212,027
  6.000%, due 11/15/09                                                    7,680,000           1,383,038
                                                                                      -----------------
                                                                                              3,593,323
                                                                                      -----------------
FINLAND -- 0.30%
Government of Finland
  5.000%, due 07/04/07                                            EUR     1,300,000           1,665,819
  5.750%, due 02/23/11                                                    2,890,000           3,881,148
                                                                                      -----------------
                                                                                              5,546,967
                                                                                      -----------------
FRANCE -- 0.79%
Government of France
  5.000%, due 10/25/16                                            EUR     1,545,000           1,965,553
  5.500%, due 04/25/07                                                    2,580,000           3,341,844
  5.500%, due 04/25/10                                                    3,180,000           4,207,016
  5.500%, due 04/25/29                                                    1,595,000           2,094,670
  8.500%, due 10/25/19                                                    1,635,000           2,822,281
                                                                                      -----------------
                                                                                             14,431,364
                                                                                      -----------------
GERMANY -- 1.83%
Deutsche Bundesrepublik
  4.500%, due 07/04/09                                            EUR     1,300,000           1,644,835
  5.000%, due 07/04/12                                                    4,630,000           5,960,615
  6.000%, due 01/05/06                                                    3,000,000           3,831,353
  6.000%, due 01/04/07                                                    8,835,000          11,519,191
  6.500%, due 07/04/27                                                    7,165,000          10,657,332
                                                                                      -----------------
                                                                                             33,613,326
                                                                                      -----------------
ITALY -- 0.48%
Buoni Poliennali Del Tesoro
  5.250%, due 11/01/29                                            EUR       895,000           1,118,680
  5.500%, due 11/01/10                                                    1,740,000           2,297,947
  8.750%, due 07/01/06                                                    3,930,000           5,332,012
                                                                                      -----------------
                                                                                              8,748,639
                                                                                      -----------------
MEXICO -- 0.07%
United Mexican States
  8.125%, due 12/30/19                                              $     1,215,000           1,300,050
                                                                                      -----------------
NETHERLANDS -- 0.23%
Government of Netherlands
  5.000%, due 07/15/11                                            EUR     3,305,000           4,256,697
                                                                                      -----------------
POLAND 0.14%
Republic of Poland
  5.750%, due 06/24/08                                            PLN     9,850,000           2,505,757
                                                                                      -----------------
SWEDEN 0.06%
Government of Sweden
  6.750%, due 05/05/14                                            SEK     3,480,000             536,255
  8.000%, due 08/15/07                                                    4,170,000             625,089
                                                                                      -----------------
                                                                                              1,161,344
                                                                                      -----------------

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
UNITED KINGDOM -- 0.35%
U.K. Gilts
  4.750%, due 09/07/15                                            GBP     2,610,000   $       4,594,678
  5.000%, due 03/07/12                                                      590,000           1,062,475
  5.750%, due 12/07/09                                                      390,000             730,110
                                                                                      -----------------
                                                                                              6,387,263
                                                                                      -----------------
Total Foreign Government Bonds                                                              100,470,934
                                                                                      -----------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.02%
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                              $       320,000             346,400
                                                                                      -----------------
Total International Bonds                                                                   107,403,954
                                                                                      -----------------
Total Bonds (Cost $444,854,260)                                                             443,118,691
                                                                                      -----------------

                                                                         SHARES
                                                                    ---------------
INVESTMENT COMPANIES -- 12.46%
UBS Emerging Markets Equity
  Relationship Fund                                                      12,134,248         149,570,381
UBS High Yield Relationship Fund                                            987,139          16,815,518
UBS Small Cap Equity
  Relationship Fund                                                       1,775,432          62,085,614
                                                                                      -----------------
Total Investment Companies
  (Cost $200,640,168)                                                                       228,471,513
                                                                                      -----------------
SHORT-TERM INVESTMENTS -- 2.16%
OTHER -- 2.11%
UBS Supplementary Trust
  U.S. Cash Management Prime
  Fund, yield of 1.05%                                                   38,597,478          38,597,478
                                                                                      -----------------

                                                                         FACE
                                                                        AMOUNT
                                                                    ---------------
U.S. GOVERNMENT OBLIGATION -- 0.05%
U.S. Treasury Bills, yield of 1.00%
  due 08/05/04 (e)                                                  $     1,000,000             998,954
                                                                                      -----------------
Total Short-Term Investments
  (Cost $39,596,515)                                                                         39,596,432
                                                                                      -----------------

                                                                         SHARES
                                                                    ---------------
INVESTMENTS OF CASH COLLATERAL
  FOR SECURITIES LOANED -- 6.69%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.05%
  (Cost $122,602,637)                                                   122,602,637         122,602,637
                                                                                      -----------------
Total Investments
  (Cost $1,829,475,058) -- 105.77% (a)                                                    1,938,996,037
Liabilities, in excess of cash and
  other assets -- (5.77)%                                                                  (105,805,272)
                                                                                      -----------------
Net Assets -- 100%                                                                    $   1,833,190,765
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $1,835,622,051; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                          $     124,193,848
               Gross unrealized depreciation                                                (20,819,862)
                                                                                      -----------------
                         Net unrealized appreciation                                  $     103,373,986
                                                                                      =================

(b)  Non-income producing security.
(c)  Securities, or portion thereof, was on loan at June 30, 2004.
(d) Security is illiquid. This security amounted to $257,889 or 0.01% of net assets
(e) All or portion of these securities was pledged to cover margin requirements for futures contracts.
+    Variable rate note - The rate disclosed is that in effect at June 30, 2004.
++ Interest Only Security. This security entitles the holder to receive interst payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principle paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount being received and cause the yield to increase.

%         Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 the value of these securities amounted to $11,574,238 or 0.63% of net assets.
AUD       Australian Dollar
CAD       Canadian Dollar
CHF       Swiss Franc
DKK       Danish Krone
EUR       Euro
GBP       British Pound
JPY       Japanese Yen
MXN       Mexican Peso
PLN       Polish Zloty
SGD       Singapore Dollar
SGPS      Sociedade Gestora de Participacoes Sociais
ULC       Unlimited Liability Company

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Allocation Fund had the following open forward foreign currency contracts as of June 30, 2004:

                                                                                            UNREALIZED
                                              CONTRACTS       IN EXCHANGE        MATURITY  APPRECIATION
                                             TO DELIVER           FOR             DATES   (DEPRECIATION)
                                             ----------   --------------------   -------- --------------
British Pound                                51,000,000   USD       91,185,450   12/3/04   $    (94,236)
Swiss Franc                                  44,000,000   EUR       29,299,541   12/3/04        290,859
United States Dollar                         28,626,030   CHF       36,100,000   12/3/04        342,140
United States Dollar                         20,657,142   EUR       17,100,000   12/3/04        118,997
United States Dollar                         62,312,204   JPY    6,885,000,000   12/3/04      1,304,040
United States Dollar                         36,109,986   SGD       61,500,000   12/3/04       (251,266)
                                                                                           ------------
      Total net unrealized appreciation
        on forward foreign currency contracts                                              $  1,710,534
                                                                                           ============

FUTURES CONTRACTS
UBS Global Allocation Fund had the following open futures contracts as of June 30, 2004:

                                                                                              UNREALIZED
                                               EXPIRATION        COST/        CURRENT        APPRECIATION
                                                  DATE         PROCEEDS        VALUE        (DEPRECIATION)
                                             --------------  ------------   ------------    --------------
U.S. INTEREST RATE FUTURES BUY CONTRACTS:
20 Year U.S. Long Bond (Chicago Board of
  Trade), 23 contracts                       September 2004  $  2,406,005   $  2,446,625      $  40,620
5 Year U.S. Treasury Notes, 174 contracts    September 2004    18,748,359     18,911,625        163,266
10 Year U.S. Treasury Notes, 6 contracts     September 2004       646,870        655,969          9,099

INDEX FUTURES SALE CONTRACTS:
S&P 500 Index, 101 contracts                 September 2004    28,602,493     28,795,100       (192,607)
                                                                                              ---------
      Total net unrealized appreciation on
        futures contracts                                                                     $  20,378
                                                                                              =========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2004 was $998,954.

                 See accompanying notes to financial statements

UBS GLOBAL EQUITY FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS Global Equity Fund returned 20.09%, underperforming the 24.35% return of the Fund's benchmark, the MSCI World Equity (Free) Index (the "Index"). Since inception on January 28, 1994 through period end, the Fund returned 6.77% on an annualized basis, in line with the 6.84% annualized return of the Index. (Returns for all share classes over various time periods are shown on page 20; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

While the Fund posted strong returns over the period on an absolute basis, it trailed the results of the Index. This underperformance can be traced primarily to the Fund's allocation strategy in the first half of the period. At that time, lower-quality, speculative stocks were leading an equity market rally. The Fund's ongoing focus on fundamentally sound companies with long-term growth potential caused us to avoid many of these stocks, limiting our participation in this speculative-driven rally. However, in 2004, investors shifted their focus back to higher-quality companies with predictable growth prospects, benefiting the portfolio.

ON-SITE ANALYSTS PROVIDED TIMELY, VALUABLE INSIGHT
Investment decisions for the Fund are guided by our disciplined price to intrinsic value approach. This approach is founded on the belief that discrepancies between a stock's current price and its future--or intrinsic--value arise from market behavior and market structure, providing opportunities to outperform. To arrive at these decisions, we relied on our global network of analysts and investment specialists, who provide on-site intelligence on the status of local economies, politics, industry trends and specific companies. This input proved particularly valuable in making country and sector allocation decisions over the last 12 months.

Responding to several years of fiscal and monetary stimulus, the global economy launched a long-awaited recovery in 2003. Eager investors quickly drove the global equity markets up to what we considered fair valuation. Against this backdrop, the Fund maintained an underweight to the US, largely as a result of an underweighting to US technology hardware, rather than strictly a preference for foreign equity markets over the US.

In Japan, the Fund's exposure aided performance on an absolute basis, when the Japanese markets began to show signs of recovery. We reduced our exposure to Japan in the second half of the period, when we took profits in response to concerns that Japan's growth was being fueled primarily by demand from China--a potentially unreliable source as Chinese authorities attempt to dampen their runaway economy.

In terms of sectors, the Fund held a significant overweight in financial services, bypassing the troubled insurance industry in favor of what we considered to be more promising areas, including banks and US diversified financial services companies. Bank of Ireland and Freddie Mac are examples of holdings in this sector that supported performance. The Fund's overweighting in healthcare produced mixed results. Positive stock selection was overshadowed by the market's preference for more cyclical sectors.

The Fund maintained an underweight to technology during the fiscal year, with neutral results. Technology, which had been one of the top-performing sectors in 2003, by mid-period began to lag the overall market. Our research continues to suggest a cautious approach to the sector, citing unrealistic earnings expectations and inflated valuations.

On a final note, currency allocation was a modest detractor to performance over the fiscal year, as the British pound strengthened relative to other major currencies. Our largest underweight position was in British pounds; our largest overweight position was in euros. We also had a small US dollar underweight, given our belief that the currency could depreciate further in the coming months.

LOOKING AHEAD
The UK is enjoying strong growth and low inflation, but high personal debt levels may pose a threat to the recovery. Japan continues to report robust growth, but it relies heavily on demand from China, where authorities are trying to dampen the economy. The Fund will approach these uncertain times with the same disciplined investment process that has guided us thus far: in-depth research and analysis to identify stocks across countries and sectors that are selling for less than their intrinsic value.

UBS GLOBAL EQUITY FUND (UNAUDITED)

TOTAL RETURN

                                            1 YEAR     3 YEARS    5 YEARS  10 YEARS  INCEPTION*
                                             ENDED      ENDED      ENDED     ENDED      TO
                                            6/30/04    6/30/04    6/30/04   6/30/04   6/30/04
-----------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS A               19.49%      2.41%      1.02%      N/A      3.29%
UBS GLOBAL EQUITY FUND CLASS B               18.61        N/A        N/A       N/A      3.85
UBS GLOBAL EQUITY FUND CLASS C               18.54        N/A        N/A       N/A      3.68
UBS GLOBAL EQUITY FUND CLASS Y               20.09       2.82       1.38      7.58%     6.77
UBS GLOBAL EQUITY FUND CLASS A**             12.88       0.49      -0.12       N/A      2.46
UBS GLOBAL EQUITY FUND CLASS B**             13.61        N/A        N/A       N/A      2.73
UBS GLOBAL EQUITY FUND CLASS C**             17.54        N/A        N/A       N/A      3.68
MSCI WORLD EQUITY (FREE) INDEX               24.35       1.16      -1.46      7.42      6.84

* INCEPTION DATE OF UBS GLOBAL EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/11/01 AND 11/27/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES IS 1/28/94. THE INCEPTION RETURN OF THE INDEX IS CALCULATED AS OF 1/31/94, WHICH IS THE CLOSEST MONTH-END TO THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS Y).
**   RETURNS INCLUDE SALES CHARGES.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Equity Fund Class Y shares and the MSCI World Equity (Free) Index, if you had invested $10,000 on January 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL EQUITY FUND CLASS Y VS. MSCI WORLD EQUITY (FREE) INDEX

Wealth Value With Dividends

         UBS GLOBAL EQUITY FUND CLASS Y    MSCI WORLD EQUITY (FREE) INDEX
   1/31/94                     $ 10,000                          $ 10,000
   2/28/94                     $  9,780                          $  9,869
   3/31/94                     $  9,350                          $  9,443
   4/30/94                     $  9,570                          $  9,741
   5/31/94                     $  9,640                          $  9,770
   6/30/94                     $  9,530                          $  9,741
   7/31/94                     $  9,671                          $  9,927
   8/31/94                     $ 10,083                          $ 10,228
   9/30/94                     $  9,811                          $  9,957
  10/31/94                     $  9,832                          $ 10,244
  11/30/94                     $  9,570                          $  9,802
  12/31/94                     $  9,565                          $  9,896
   1/31/95                     $  9,423                          $  9,750
   2/28/95                     $  9,575                          $  9,895
   3/31/95                     $  9,656                          $ 10,372
   4/30/95                     $  9,910                          $ 10,735
   5/31/95                     $ 10,042                          $ 10,832
   6/30/95                     $ 10,108                          $ 10,829
   7/31/95                     $ 10,576                          $ 11,371
   8/31/95                     $ 10,750                          $ 11,117
   9/30/95                     $ 10,944                          $ 11,445
  10/31/95                     $ 10,924                          $ 11,267
  11/30/95                     $ 11,312                          $ 11,660
  12/31/95                     $ 11,663                          $ 12,002
   1/31/96                     $ 12,013                          $ 12,227
   2/29/96                     $ 12,067                          $ 12,301
   3/31/96                     $ 12,275                          $ 12,505
   4/30/96                     $ 12,613                          $ 12,799
   5/31/96                     $ 12,646                          $ 12,809
   6/30/96                     $ 12,702                          $ 12,878
   7/31/96                     $ 12,296                          $ 12,423
   8/31/96                     $ 12,515                          $ 12,569
   9/30/96                     $ 12,933                          $ 13,062
  10/31/96                     $ 12,976                          $ 13,152
  11/30/96                     $ 13,635                          $ 13,894
  12/31/96                     $ 13,677                          $ 13,673
   1/31/97                     $ 13,797                          $ 13,840
   2/28/97                     $ 13,989                          $ 13,998
   3/31/97                     $ 13,929                          $ 13,718
   4/30/97                     $ 14,013                          $ 14,168
   5/31/97                     $ 14,842                          $ 15,045
   6/30/97                     $ 15,403                          $ 15,793
   7/31/97                     $ 15,910                          $ 16,522
   8/31/97                     $ 15,173                          $ 15,404
   9/30/97                     $ 15,825                          $ 16,241
  10/31/97                     $ 14,968                          $ 15,389
  11/30/97                     $ 14,956                          $ 15,658
  12/31/97                     $ 15,143                          $ 15,849
   1/31/98                     $ 15,396                          $ 16,294
   2/28/98                     $ 16,343                          $ 17,396
   3/31/98                     $ 17,009                          $ 18,128
   4/30/98                     $ 16,983                          $ 18,306
   5/31/98                     $ 16,929                          $ 18,083
   6/30/98                     $ 16,788                          $ 18,506
   7/31/98                     $ 16,707                          $ 18,478
   8/31/98                     $ 14,873                          $ 16,015
   9/30/98                     $ 15,114                          $ 16,300
  10/31/98                     $ 16,118                          $ 17,776
  11/30/98                     $ 16,734                          $ 18,835
  12/31/98                     $ 17,268                          $ 19,751
   1/31/99                     $ 17,268                          $ 20,185
   2/28/99                     $ 16,760                          $ 19,648
   3/31/99                     $ 17,282                          $ 20,463
   4/30/99                     $ 18,476                          $ 21,273
   5/31/99                     $ 17,804                          $ 20,490
   6/30/99                     $ 18,490                          $ 21,443
   7/31/99                     $ 18,421                          $ 21,379
   8/31/99                     $ 18,132                          $ 21,340
   9/30/99                     $ 17,622                          $ 21,139
  10/31/99                     $ 17,870                          $ 22,237
  11/30/99                     $ 18,311                          $ 22,861
  12/31/99                     $ 19,491                          $ 24,713
 1/31/2000                     $ 18,166                          $ 23,299
 2/29/2000                     $ 17,800                          $ 23,360
 3/31/2000                     $ 18,425                          $ 24,977
 4/30/2000                     $ 18,227                          $ 23,919
 5/31/2000                     $ 18,379                          $ 23,314
 6/30/2000                     $ 18,988                          $ 24,099
 7/31/2000                     $ 18,562                          $ 23,419
 8/31/2000                     $ 18,897                          $ 24,182
 9/30/2000                     $ 18,333                          $ 22,897
10/31/2000                     $ 18,546                          $ 22,514
11/30/2000                     $ 18,394                          $ 21,146
12/31/2000                     $ 19,475                          $ 21,481
 1/31/2001                     $ 19,900                          $ 21,897
 2/28/2001                     $ 18,743                          $ 20,049
 3/31/2001                     $ 17,653                          $ 18,731
 4/30/2001                     $ 18,709                          $ 20,117
 5/31/2001                     $ 18,556                          $ 19,863
 6/30/2001                     $ 18,215                          $ 19,240
 7/31/2001                     $ 17,994                          $ 18,986
 8/31/2001                     $ 17,550                          $ 18,076
 9/30/2001                     $ 16,186                          $ 16,483
10/31/2001                     $ 16,459                          $ 16,800
11/30/2001                     $ 17,482                          $ 17,796
12/31/2001                     $ 17,716                          $ 17,909
 1/31/2002                     $ 17,326                          $ 17,368
 2/28/2002                     $ 17,308                          $ 17,218
 3/31/2002                     $ 18,000                          $ 17,980
 4/30/2002                     $ 17,681                          $ 17,373
 5/31/2002                     $ 17,823                          $ 17,409
 6/30/2002                     $ 16,811                          $ 16,354
 7/31/2002                     $ 15,320                          $ 14,976
 8/31/2002                     $ 15,480                          $ 15,005
 9/30/2002                     $ 13,527                          $ 13,357
10/31/2002                     $ 14,699                          $ 14,344
11/30/2002                     $ 15,622                          $ 15,120
12/31/2002                     $ 14,964                          $ 14,389
 1/31/2003                     $ 14,414                          $ 13,954
 2/28/2003                     $ 14,102                          $ 13,713
 3/31/2003                     $ 13,919                          $ 13,672
 4/30/2003                     $ 15,313                          $ 14,889
 5/31/2003                     $ 16,174                          $ 15,743
 6/30/2003                     $ 16,486                          $ 16,019
 7/31/2003                     $ 16,725                          $ 16,346
 8/31/2003                     $ 16,926                          $ 16,700
 9/30/2003                     $ 17,073                          $ 16,804
10/31/2003                     $ 17,862                          $ 17,804
11/30/2003                     $ 18,173                          $ 18,077
12/31/2003                     $ 19,389                          $ 19,215
 1/31/2004                     $ 19,464                          $ 19,527
 2/29/2004                     $ 19,723                          $ 19,859
 3/31/2004                     $ 19,556                          $ 19,729
 4/30/2004                     $ 19,259                          $ 19,329
 5/31/2004                     $ 19,297                          $ 19,513
 6/30/2004                     $ 19,798                          $ 19,919

1/31/94 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2004

                                                   PERCENTAGE OF
                                                    NET ASSETS
----------------------------------------------------------------
Honda Motor Co., Ltd.                                   2.2%
BP PLC                                                  2.0
Shell Transport & Trading Co. PLC                       1.8
Vodafone Group PLC                                      1.7
Bank of Ireland                                         1.6
Total S.A.                                              1.6
Diageo PLC                                              1.6
Royal Bank of Scotland Group PLC                        1.3
Gallaher Group PLC                                      1.3
France Telecom S.A.                                     1.1
----------------------------------------------------------------
Total                                                  16.2%

TOP TEN US EQUITY HOLDINGS

AS OF JUNE 30, 2004

                                                   PERCENTAGE OF
                                                    NET ASSETS
----------------------------------------------------------------
Citigroup, Inc.                                         3.5%
Microsoft Corp.                                         2.6
Nextel Communications, Inc., Class A                    2.1
General Electric Co.                                    2.1
Freddie Mac                                             2.0
Johnson & Johnson                                       1.8
Mellon Financial Corp.                                  1.6
Wyeth                                                   1.6
Masco Corp.                                             1.6
Wells Fargo & Co.                                       1.6
----------------------------------------------------------------
Total                                                  20.5%

GEOGRAPHIC ALLOCATION

AS OF JUNE 30, 2004

                                                   PERCENTAGE OF
                                                    NET ASSETS
----------------------------------------------------------------
United States                                          48.5%
United Kingdom                                         18.0
Japan                                                   8.1
France                                                  5.1
Netherlands                                             4.4
Switzerland                                             2.7
Ireland                                                 2.6
Australia                                               1.9
Italy                                                   1.6
Sweden                                                  1.6
Canada                                                  1.4
Finland                                                 1.4
Belgium                                                 0.8
Spain                                                   0.7
Germany                                                 0.5
Hong Kong                                               0.5
Portugal                                                0.2
----------------------------------------------------------------
                                                      100.0%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS

AS OF JUNE 30, 2004

EQUITIES
U.S. EQUITIES
  Aerospace & Defense                                  2.20%
  Biotechnology                                        1.33
  Building Products                                    1.58
  Commercial Banks                                     1.58
  Computers & Peripherals                              0.79
  Diversified Financial Services                       3.51
  Electric Utilities                                   1.25
  Food & Staples Retailing                             2.08
  Gas Utilities                                        0.32
  Health Care Equipment & Supplies                     0.73
  Health Care Providers & Services                     1.34
  Industrial Conglomerates                             2.14
  Insurance                                            2.14
  Machinery                                            1.74
  Media                                                3.63
  Multiline Retail                                     0.30
  Pharmaceuticals                                      6.14
  Road & Rail                                          1.04
  Software                                             3.39
  Steel                                                4.18
  Telecommunications Services                          1.27
  Thrifts & Mortgage Finance                           1.97
  Tobacco                                              1.35
  Wireless Telecommunication Services                  2.15
                                                     ------
        Total U.S. Equities                           48.15

INTERNATIONAL EQUITIES
  Air Freight & Logistics                              0.94
  Auto Components                                      0.37
  Automobiles                                          2.16
  Beverages                                            1.56
  Chemicals                                            0.04
  Commercial Banks                                     9.11
  Commercial Services & Supplies                       1.04
  Communications Equipment                             0.80%
  Construction Materials                               1.51
  Diversified Financial Services                       0.79
  Diversified Telecommunication Services               1.70
  Electric Utilities                                   0.91
  Electronic Equipment & Instruments                   0.54
  Food & Staples Retailing                             1.30
  Food Products                                        1.80
  Gas Utilities                                        0.26
  Household Durables                                   1.35
  Household Products                                   0.75
  Insurance                                            2.02
  IT Services                                          0.51
  Machinery                                            0.16
  Media                                                2.21
  Metals & Mining                                      0.90
  Multi-Utilities & Unregulated Power                  0.55
  Office Electronics                                   0.24
  Oil & Gas                                            6.63
  Paper & Forest Products                              1.58
  Pharmaceuticals                                      2.21
  Real Estate                                          0.92
  Semiconductors & Semiconductor Equipment             0.69
  Software                                             0.43
  Specialty Retail                                     0.93
  Tobacco                                              1.70
  Wireless Telecommunication Services                  2.80
                                                     ------
        Total International Equities                  51.41
TOTAL EQUITIES                                        99.56
SHORT-TERM INVESTMENT                                  0.19
                                                     ------
  TOTAL INVESTMENTS                                   99.75
CASH AND OTHER ASSETS,
  LESS LIABILITIES                                     0.25
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

              UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                        SHARES              VALUE
                                                                    ---------------   -----------------
EQUITIES -- 99.56%
U.S. EQUITIES -- 48.15%
Aflac, Inc.                                                                  36,000   $       1,469,160
Albertson's, Inc.                                                           109,500           2,906,130
Allergan, Inc.                                                               77,600           6,946,752
Altria Group, Inc.                                                          121,300           6,071,065
American Electric Power Co., Inc.                                            65,900           2,108,800
American International Group, Inc.                                           49,847           3,553,094
Boeing Co.                                                                  100,900           5,154,981
Bristol-Myers Squibb Co.                                                     54,000           1,323,000
Burlington Northern Santa Fe Corp.                                          132,700           4,653,789
Cephalon, Inc. (b)                                                           63,000           3,402,000
Citigroup, Inc.                                                             338,500          15,740,250
Costco Wholesale Corp.                                                      156,700           6,435,669
Dell, Inc. (b)                                                               58,000           2,077,560
FirstEnergy Corp.                                                            63,307           2,368,315
Freddie Mac                                                                 139,900           8,855,670
General Electric Co.                                                        296,700           9,613,080
Genzyme Corp. (b)                                                            54,600           2,584,218
Guidant Corp.                                                                24,100           1,346,708
Hewlett-Packard Co.                                                          70,791           1,493,690
Illinois Tool Works, Inc.                                                    64,600           6,194,494
Ingersoll-Rand Co., Class A                                                  23,600           1,612,116
Interpublic Group of Cos., Inc. (b)                                         202,300           2,777,579
JPMorgan Chase & Co.                                                        149,200           5,784,484
Johnson & Johnson                                                           146,902           8,182,442
Kohl's Corp. (b)                                                             32,400           1,369,872
Masco Corp.                                                                 228,300           7,118,394
McGraw-Hill Cos., Inc.                                                       17,300           1,324,661
Medtronic, Inc.                                                              39,800           1,939,056
Mellon Financial Corp.                                                      246,800           7,238,644
Microsoft Corp.                                                             416,400          11,892,384
Morgan Stanley                                                              108,600           5,730,822
Mylan Labs, Inc.                                                            191,200           3,871,800
Nextel Communications, Inc., Class A (b)                                    361,400           9,634,924
Northrop Grumman Corp.                                                       42,800           2,298,360
Omnicom Group                                                                43,700           3,316,393
Oracle Corp. (b)                                                             86,400           1,030,752
Pepco Holdings, Inc.                                                         61,900           1,131,538
Raytheon Co.                                                                 67,300           2,407,321
SBC Communications, Inc.                                                    234,400           5,684,200
Sempra Energy Corp.                                                          41,400           1,425,402
St. Paul Travelers Cos., Inc.                                                58,963           2,390,360
Time Warner, Inc. (b)                                                       211,400           3,716,412
UnitedHealth Group, Inc.                                                     96,500           6,007,125
Veritas Software Corp. (b)                                                   83,300           2,307,410
Viacom, Inc., Class B                                                       131,900           4,711,468
Wells Fargo & Co.                                                           124,100           7,102,243
Westwood One, Inc. (b)                                                       18,900             449,820
Willis Group Holdings, Ltd.                                                  59,200           2,217,040
Wyeth                                                                       199,900           7,228,384
                                                                                      -----------------
Total U.S. Equities                                                                         216,199,831
                                                                                      -----------------
INTERNATIONAL EQUITIES -- 51.41%
AUSTRALIA -- 1.93%
Australia & New Zealand Banking Group Ltd.                                   76,329             971,962
QBE Insurance Group Ltd.                                                    361,852           3,226,446
Westpac Banking Corp.                                                       364,353           4,467,027
                                                                                      -----------------
                                                                                              8,665,435
                                                                                      -----------------
BELGIUM -- 0.79%
Fortis                                                                      160,087   $       3,544,812
                                                                                      -----------------
CANADA -- 1.40%
Alcan, Inc.                                                                  43,800           1,803,289
Shoppers Drug Mart Corp. (b)                                                 60,200           1,499,668
Suncor Energy, Inc.                                                         117,300           2,975,479
                                                                                      -----------------
                                                                                              6,278,436
                                                                                      -----------------
FINLAND -- 1.37%
Nokia Oyj                                                                   248,250           3,582,116
UPM-Kymmene Oyj                                                             134,700           2,563,126
                                                                                      -----------------
                                                                                              6,145,242
                                                                                      -----------------
FRANCE -- 5.06%
BNP Paribas                                                                  64,959           3,995,087
Cap Gemini S.A.                                                              56,533           2,269,081
France Telecom S.A.                                                         188,215           4,905,004
Sanofi-Synthelabo S.A.                                                       28,226           1,789,175
Suez S.A.                                                                    34,403             716,163
Total S.A.                                                                   37,015           7,056,875
Unibail                                                                      19,251           1,990,847
                                                                                      -----------------
                                                                                             22,722,232
                                                                                      -----------------
GERMANY -- 0.52%
Allianz AG                                                                   21,383           2,316,171
                                                                                      -----------------
HONG KONG -- 0.47%
Sun Hung Kai Properties Ltd.                                                260,000           2,133,388
                                                                                      -----------------
IRELAND -- 2.60%
Bank of Ireland                                                             544,891           7,279,100
CRH PLC                                                                     209,175           4,417,994
                                                                                      -----------------
                                                                                             11,697,094
                                                                                      -----------------
ITALY -- 1.59%
ENI SpA                                                                     139,311           2,766,122
UniCredito Italiano SpA                                                     882,078           4,357,112
                                                                                      -----------------
                                                                                              7,123,234
                                                                                      -----------------
JAPAN -- 8.12%
Canon, Inc.                                                                  20,600           1,085,552
Honda Motor Co., Ltd.                                                       201,300           9,703,872
Hoya Corp.                                                                    9,800           1,025,670
Kao Corp.                                                                   140,000           3,374,421
Mitsubishi Tokyo Financial Group, Inc.                                          146           1,351,418
Nintendo Co., Ltd.                                                           16,500           1,912,890
Nippon Unipac Holding                                                           340           1,779,224
Nitto Denko Corp.                                                             3,500             178,985
NTT DoCoMo, Inc.                                                              2,712           4,846,630
Rohm Co., Ltd.                                                               25,800           3,088,008
Sekisui House Ltd.                                                          197,000           2,186,381
Sompo Japan Insurance, Inc.                                                 192,000           1,961,967
Sumitomo Mitsui Financial Group, Inc.                                           173           1,185,941
Takeda Pharmaceutical Co., Ltd.                                              25,300           1,110,636
Toyota Industries Corp.                                                      69,300           1,663,988
                                                                                      -----------------
                                                                                             36,455,583
                                                                                      -----------------
NETHERLANDS -- 4.38%
ABN AMRO Holding NV                                                          44,560             974,766
Koninklijke Philips Electronics NV                                          100,669           2,710,459
Reed Elsevier NV                                                            313,268           4,398,327

                                                                        SHARES              VALUE
                                                                    ---------------   -----------------
Royal KPN NV (b)                                                            238,115   $       1,813,539
TPG NV                                                                      184,483           4,215,195
VNU NV                                                                      129,964           3,774,342
Wolters Kluwer NV                                                            97,718           1,773,818
                                                                                      -----------------
                                                                                             19,660,446
                                                                                      -----------------
PORTUGAL -- 0.20%
Portugal Telecom, SGPS, S.A.                                                 84,107             907,656
                                                                                      -----------------
SPAIN -- 0.70%
Banco Bilbao Vizcaya Argentaria S.A.                                        233,914           3,124,815
                                                                                      -----------------
SWEDEN -- 1.57%
Electrolux AB, B Shares                                                      60,900           1,168,208
Hennes & Mauritz AB, B Shares                                                44,650           1,152,858
Svenska Cellulosa AB, B Shares                                               72,950           2,769,659
Swedish Match AB                                                            192,200           1,964,622
                                                                                      -----------------
                                                                                              7,055,347
                                                                                      -----------------
SWITZERLAND -- 2.72%
Adecco S.A.                                                                  50,227           2,502,527
Holcim Ltd.                                                                  43,711           2,376,812
Nestle S.A.                                                                  13,960           3,722,964
Roche Holding AG                                                             20,910           2,070,297
Swiss Reinsurance Co.                                                        24,086           1,564,513
                                                                                      -----------------
                                                                                             12,237,113
                                                                                      -----------------
UNITED KINGDOM -- 17.99%
AstraZeneca PLC                                                              56,347           2,528,064
Barclays PLC                                                                529,612           4,511,719
BP PLC                                                                      998,232           8,816,129
Cadbury Schweppes PLC                                                       507,622           4,379,623
Centrica PLC                                                                284,047           1,156,442
Diageo PLC                                                                  520,698           7,020,764
Electrocomponents PLC                                                       214,213           1,386,856
Gallaher Group PLC                                                          467,948           5,656,076
GlaxoSmithKline PLC                                                         119,051           2,409,432
HSBC Holdings PLC                                                           187,586           2,789,535
Invensys PLC (b)                                                          2,225,574             726,494
Kingfisher PLC                                                              586,435           3,044,268
National Grid Transco PLC                                                   226,719           1,749,464
Rentokil Initial PLC                                                        820,466           2,150,037
Rio Tinto PLC                                                                92,609           2,226,969
Royal Bank of Scotland Group PLC                                            204,766           5,896,928
Scottish & Southern Energy PLC                                              331,096           4,092,016
Shell Transport & Trading Co. PLC                                         1,109,162           8,136,376
Tesco PLC                                                                   898,972           4,340,635
Vodafone Group PLC                                                        3,551,529           7,777,141
                                                                                      -----------------
                                                                                             80,794,968
                                                                                      -----------------
Total International Equities                                                                230,861,972
                                                                                      -----------------
Total Equities (Cost $362,978,295)                                                          447,061,803
                                                                                      -----------------
SHORT-TERM INVESTMENT -- 0.19%
UBS Supplementary Trust
  U.S. Cash Management Prime
  Fund, yield of 1.05%
  (Cost $849,939)                                                           849,939   $         849,939
                                                                                      -----------------
Total Investments
  (Cost $363,828,234) -- 99.75% (a)                                                         447,911,742
Cash and other assets,
  less liabilities -- 0.25%                                                                   1,109,425
                                                                                      -----------------
Net Assets -- 100%                                                                    $     449,021,167
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $368,428,611; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                          $      82,326,594
               Gross unrealized depreciation                                                 (2,843,463)
                                                                                      -----------------
                         Net unrealized appreciation                                  $      79,483,131
                                                                                      =================

(b)  Non-income producing security.

%    Represents a percentage of net assets

CAD       Canadian Dollar
CHF       Swiss Franc
EUR       Euro
GBP       British Pound
JPY       Japanese Yen
SGD       Singapore Dollar
SGPS      Sociedade Gestora de Participacoes Sociais.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2004:

                                                                                            UNREALIZED
                                              CONTRACTS       IN EXCHANGE        MATURITY  APPRECIATION
                                             TO DELIVER           FOR             DATES   (DEPRECIATION)
                                             ----------   --------------------   -------- --------------
British Pound                                32,300,000   USD       57,750,785   12/3/04   $     (59,683)
Euro                                          4,600,000   USD        5,561,052   12/3/04         (27,851)
Swedish Krona                                21,200,000   USD        2,812,212   12/3/04           2,224
Swiss Franc                                  11,400,000   EUR        7,591,245   12/3/04          75,359
United States Dollar                          5,538,127   CAD        7,600,000   12/3/04         120,466
United States Dollar                         11,260,100   CHF       14,200,000   12/3/04         134,582
United States Dollar                          2,245,375   GBP        1,250,000   12/3/04          (8,128)
United States Dollar                          7,765,268   JPY      858,000,000   12/3/04         162,508
United States Dollar                         10,979,784   SGD       18,700,000   12/3/04         (76,401)
                                                                                           -------------
      Total net unrealized appreciation
        on forward foreign currency contracts                                              $     323,076
                                                                                           =============

                 See accompanying notes to financial statements

UBS GLOBAL BOND FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS Global Bond Fund returned 5.43%, outperforming the 4.60% return of the Fund's benchmark, the Lehman Brothers Global Aggregrate Index (the "Index"). Since inception on July 31, 1993 through period end, the Fund returned 6.20% on an annualized basis, compared with a 6.48% annualized return for the Index. The Index has been designated as the Fund's new benchmark, replacing the Citigroup World Government Bond Index. This change was made because we believe the Index is a more accurate index against which to benchmark the Fund's performance. For comparison purposes, the Citigroup World Government Bond Index returned 5.65% and 6.45% over the 12-month and since inception periods ended June 30, 2004. (Returns for all share classes over various time periods are shown on page 27; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The global bond market held on longer than most experts predicted, posting positive returns through the first quarter 2004. Eventually, the ongoing economic recovery, combined with inflation fears, drove bond yields upward, while prices moved down. The Fund was able to quickly adapt to these changing conditions, ultimately outperforming the Index over the 12-month period. The principal factors contributing to the Fund's relative returns were our ability to actively anticipate shifts in the level of government bond yields, and careful security selection within the non-government sector.

ACTIVE MANAGEMENT IMPROVED FUND'S RISK/REWARD PROFILE
Changing economic and market conditions in the second half of 2003 and into 2004 created opportunities that we were able to maximize through a series of strategic moves. For example, the research and analysis conducted by the sector specialists and fixed income strategists who make up the Fund's portfolio management team indicated that the economic recovery was stronger than was generally perceived by the market, leaving the fixed income markets extremely vulnerable. We actively managed the Fund's duration (duration is a measure of a portfolio's sensitivity to interest rates) at this time, keeping it below the Index's, and this contributed to relative return. In particular, in March 2004, when the US released surprisingly strong employment data, followed by equally impressive gains in April, concerns of a "jobless" economic recovery diminished, and bond yields subsequently rose sharply while prices fell. During this time, the Fund's shorter duration strategy helped to protect it from the full brunt of this market shift.

Country allocation, which we derive through our valuation assessments, also played a role in the Fund's performance over the fiscal year. In the first half of the review period, we shifted assets within the European Monetary Union, moving out of Italy and Spain to pursue what we believed were more attractive opportunities in Germany and Austria. We also increased our exposure to short and intermediate maturity Japanese government bonds during this period, buying into that market's weakness.

We identified fewer value discrepancies in the latter part of the review period, as most of the European markets moved in unison with each other and the US. Japan was the exception. The volatility in other fixed income markets initially had little effect on Japanese bonds, as domestic institutional demand provided support. By June 2004, however, the economic pressure had grown too strong. First quarter 2004 gross domestic product in Japan posted a very strong 6.1% growth rate, causing yields to rise rapidly. In fact, the benchmark 10-year Japanese government bond reached 1.9%, its highest level since 2000. We used this as an opportunity to increase our Japanese exposure.

LOOKING AHEAD
Recent data support continued global economic growth. Furthermore, inflation data have been higher than expected, most likely due to stubbornly high energy prices. In this environment, we believe that corporate bond spreads in lower investment grade segments are, in our opinion, likely to remain stable. In order to take advantage of this while minimizing risk, we expect to favor short maturities--those up to 5 years. As always, we will continue to employ our disciplined investment approach as we manage the Fund, leveraging the expertise of our global network of sector specialists, fixed income investment strategists and credit analysts.

UBS GLOBAL BOND FUND (UNAUDITED)

TOTAL RETURN

                                           1 YEAR     3 YEARS    5 YEARS  10 YEARS  INCEPTION*
                                            ENDED      ENDED      ENDED     ENDED      TO
                                           6/30/04    6/30/04    6/30/04   6/30/04   6/30/04
----------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS A                  5.21%       N/A        N/A       N/A     10.79%
UBS GLOBAL BOND FUND CLASS B                  4.38        N/A        N/A       N/A     11.42
UBS GLOBAL BOND FUND CLASS C                  4.64        N/A        N/A       N/A     10.13
UBS GLOBAL BOND FUND CLASS Y                  5.43      12.78%      6.53%     6.87%     6.20
UBS GLOBAL BOND FUND CLASS A**                0.50        N/A        N/A       N/A      8.90
UBS GLOBAL BOND FUND CLASS B**               -0.44        N/A        N/A       N/A     10.44
UBS GLOBAL BOND FUND CLASS C**                3.92        N/A        N/A       N/A     10.13
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX        4.60      10.42       6.57      6.87      6.48
CITIGROUP WORLD GOVERNMENT BOND INDEX         5.65      11.94       7.00      6.56      6.45

* INCEPTION DATE OF UBS GLOBAL BOND FUND CLASS A SHARES IS 11/05/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/26/01 AND 7/02/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 7/31/93.
**   RETURNS INCLUDE SALES CHARGES.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Bond Fund Class Y shares, the Citigroup World Government Bond Index and the Lehman Brothers Global Aggregate Index, if you had invested $10,000 on July 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL BOND FUND CLASS Y VS. LEHMAN BROTHERS GLOBAL AGGREGATE INDEX AND CITIGROUP WORLD GOVERNMENT BOND INDEX

Wealth Value With Dividends

            UBS GLOBAL BOND FUND CLASS Y       LEHMAN BROTHERS GLOBAL AGGREGATE INDEX    CITIGROUP WORLD GOVERNMENT BOND INDEX
   7/31/93                         $ 10,000                                  $ 10,000                                 $ 10,000
   8/31/93                         $ 10,190                                  $ 10,255                                 $ 10,301
   9/30/93                         $ 10,220                                  $ 10,344                                 $ 10,424
  10/31/93                         $ 10,321                                  $ 10,354                                 $ 10,406
  11/30/93                         $ 10,230                                  $ 10,262                                 $ 10,332
  12/31/93                         $ 10,386                                  $ 10,357                                 $ 10,419
   1/31/94                         $ 10,458                                  $ 10,480                                 $ 10,503
   2/28/94                         $ 10,210                                  $ 10,348                                 $ 10,434
   3/31/94                         $ 10,076                                  $ 10,223                                 $ 10,420
   4/30/94                         $ 10,025                                  $ 10,198                                 $ 10,431
   5/31/94                         $  9,942                                  $ 10,141                                 $ 10,339
   6/30/94                         $  9,921                                  $ 10,209                                 $ 10,488
   7/31/94                         $  9,994                                  $ 10,357                                 $ 10,572
   8/31/94                         $ 10,005                                  $ 10,345                                 $ 10,535
   9/30/94                         $ 10,015                                  $ 10,328                                 $ 10,611
  10/31/94                         $ 10,057                                  $ 10,437                                 $ 10,781
  11/30/94                         $ 10,036                                  $ 10,333                                 $ 10,632
  12/31/94                         $ 10,024                                  $ 10,381                                 $ 10,662
   1/31/95                         $ 10,128                                  $ 10,598                                 $ 10,886
   2/28/95                         $ 10,306                                  $ 10,860                                 $ 11,164
   3/31/95                         $ 10,441                                  $ 11,223                                 $ 11,828
   4/30/95                         $ 10,692                                  $ 11,398                                 $ 12,046
   5/31/95                         $ 11,067                                  $ 11,750                                 $ 12,386
   6/30/95                         $ 11,046                                  $ 11,830                                 $ 12,459
   7/31/95                         $ 11,227                                  $ 11,885                                 $ 12,489
   8/31/95                         $ 11,344                                  $ 11,740                                 $ 12,059
   9/30/95                         $ 11,482                                  $ 11,958                                 $ 12,328
  10/31/95                         $ 11,674                                  $ 12,101                                 $ 12,420
  11/30/95                         $ 11,908                                  $ 12,245                                 $ 12,560
  12/31/95                         $ 12,061                                  $ 12,422                                 $ 12,692
   1/31/96                         $ 12,121                                  $ 12,374                                 $ 12,536
   2/29/96                         $ 12,001                                  $ 12,261                                 $ 12,472
   3/31/96                         $ 12,049                                  $ 12,224                                 $ 12,454
   4/30/96                         $ 12,170                                  $ 12,168                                 $ 12,405
   5/31/96                         $ 12,206                                  $ 12,179                                 $ 12,407
   6/30/96                         $ 12,317                                  $ 12,322                                 $ 12,505
   7/31/96                         $ 12,439                                  $ 12,483                                 $ 12,745
   8/31/96                         $ 12,537                                  $ 12,508                                 $ 12,795
   9/30/96                         $ 12,746                                  $ 12,644                                 $ 12,847
  10/31/96                         $ 13,016                                  $ 12,921                                 $ 13,088
  11/30/96                         $ 13,261                                  $ 13,123                                 $ 13,260
  12/31/96                         $ 13,183                                  $ 13,032                                 $ 13,153
   1/31/97                         $ 12,977                                  $ 12,822                                 $ 12,802
   2/28/97                         $ 12,990                                  $ 12,762                                 $ 12,706
   3/31/97                         $ 12,798                                  $ 12,642                                 $ 12,609
   4/30/97                         $ 12,729                                  $ 12,670                                 $ 12,498
   5/31/97                         $ 13,100                                  $ 12,895                                 $ 12,838
   6/30/97                         $ 13,266                                  $ 13,035                                 $ 12,991
   7/31/97                         $ 13,211                                  $ 13,095                                 $ 12,890
   8/31/97                         $ 13,169                                  $ 13,065                                 $ 12,882
   9/30/97                         $ 13,431                                  $ 13,330                                 $ 13,156
  10/31/97                         $ 13,610                                  $ 13,572                                 $ 13,430
  11/30/97                         $ 13,431                                  $ 13,498                                 $ 13,224
  12/31/97                         $ 13,398                                  $ 13,525                                 $ 13,185
   1/31/98                         $ 13,513                                  $ 13,654                                 $ 13,313
   2/28/98                         $ 13,599                                  $ 13,728                                 $ 13,420
   3/31/98                         $ 13,456                                  $ 13,693                                 $ 13,288
   4/30/98                         $ 13,628                                  $ 13,863                                 $ 13,500
   5/31/98                         $ 13,628                                  $ 13,960                                 $ 13,531
   6/30/98                         $ 13,623                                  $ 13,986                                 $ 13,552
   7/31/98                         $ 13,623                                  $ 14,069                                 $ 13,569
   8/31/98                         $ 13,782                                  $ 14,364                                 $ 13,938
   9/30/98                         $ 14,448                                  $ 15,045                                 $ 14,680
  10/31/98                         $ 14,767                                  $ 15,237                                 $ 15,114
  11/30/98                         $ 14,665                                  $ 15,145                                 $ 14,901
  12/31/98                         $ 15,004                                  $ 15,379                                 $ 15,201
   1/31/99                         $ 15,004                                  $ 15,318                                 $ 15,061
   2/28/99                         $ 14,519                                  $ 14,863                                 $ 14,577
   3/31/99                         $ 14,504                                  $ 14,883                                 $ 14,614
   4/30/99                         $ 14,534                                  $ 14,868                                 $ 14,608
   5/31/99                         $ 14,277                                  $ 14,651                                 $ 14,363
   6/30/99                         $ 14,049                                  $ 14,439                                 $ 14,111
   7/31/99                         $ 14,309                                  $ 14,661                                 $ 14,457
   8/31/99                         $ 14,248                                  $ 14,637                                 $ 14,523
   9/30/99                         $ 14,386                                  $ 14,818                                 $ 14,750
  10/31/99                         $ 14,309                                  $ 14,795                                 $ 14,743
  11/30/99                         $ 14,095                                  $ 14,634                                 $ 14,588
  12/31/99                         $ 14,063                                  $ 14,583                                 $ 14,553
 1/31/2000                         $ 13,705                                  $ 14,334                                 $ 14,243
 2/29/2000                         $ 13,628                                  $ 14,307                                 $ 14,140
 3/31/2000                         $ 13,923                                  $ 14,594                                 $ 14,579
 4/30/2000                         $ 13,426                                  $ 14,237                                 $ 14,102
 5/31/2000                         $ 13,503                                  $ 14,303                                 $ 14,212
 6/30/2000                         $ 14,001                                  $ 14,666                                 $ 14,557
 7/31/2000                         $ 13,705                                  $ 14,519                                 $ 14,311
 8/31/2000                         $ 13,550                                  $ 14,455                                 $ 14,204
 9/30/2000                         $ 13,472                                  $ 14,496                                 $ 14,175
10/31/2000                         $ 13,177                                  $ 14,378                                 $ 13,995
11/30/2000                         $ 13,534                                  $ 14,625                                 $ 14,273
12/31/2000                         $ 14,254                                  $ 15,047                                 $ 14,785
 1/31/2001                         $ 14,254                                  $ 15,119                                 $ 14,766
 2/28/2001                         $ 14,191                                  $ 15,144                                 $ 14,760
 3/31/2001                         $ 13,720                                  $ 14,834                                 $ 14,334
 4/30/2001                         $ 13,705                                  $ 14,816                                 $ 14,283
 5/31/2001                         $ 13,532                                  $ 14,844                                 $ 14,240
 6/30/2001                         $ 13,438                                  $ 14,739                                 $ 14,110
 7/31/2001                         $ 13,846                                  $ 15,077                                 $ 14,466
 8/31/2001                         $ 14,410                                  $ 15,531                                 $ 15,010
 9/30/2001                         $ 14,410                                  $ 15,652                                 $ 15,120
10/31/2001                         $ 14,567                                  $ 15,793                                 $ 15,239
11/30/2001                         $ 14,452                                  $ 15,609                                 $ 15,025
12/31/2001                         $ 14,064                                  $ 15,283                                 $ 14,638
 1/31/2002                         $ 13,833                                  $ 15,146                                 $ 14,367
 2/28/2002                         $ 13,926                                  $ 15,248                                 $ 14,442
 3/31/2002                         $ 13,899                                  $ 15,158                                 $ 14,402
 4/30/2002                         $ 14,446                                  $ 15,606                                 $ 14,917
 5/31/2002                         $ 14,944                                  $ 15,956                                 $ 15,339
 6/30/2002                         $ 15,665                                  $ 16,512                                 $ 16,080
 7/31/2002                         $ 15,683                                  $ 16,660                                 $ 16,238
 8/31/2002                         $ 15,941                                  $ 16,932                                 $ 16,521
 9/30/2002                         $ 16,073                                  $ 17,119                                 $ 16,702
10/31/2002                         $ 16,045                                  $ 17,071                                 $ 16,633
11/30/2002                         $ 16,127                                  $ 17,115                                 $ 16,654
12/31/2002                         $ 16,953                                  $ 17,809                                 $ 17,492
 1/31/2003                         $ 17,212                                  $ 18,009                                 $ 17,731
 2/28/2003                         $ 17,513                                  $ 18,242                                 $ 17,980
 3/31/2003                         $ 17,549                                  $ 18,288                                 $ 18,035
 4/30/2003                         $ 17,782                                  $ 18,522                                 $ 18,251
 5/31/2003                         $ 18,516                                  $ 19,180                                 $ 19,043
 6/30/2003                         $ 18,284                                  $ 18,972                                 $ 18,735
 7/31/2003                         $ 17,806                                  $ 18,420                                 $ 18,178
 8/31/2003                         $ 17,729                                  $ 18,378                                 $ 18,080
 9/30/2003                         $ 18,704                                  $ 19,261                                 $ 19,105
10/31/2003                         $ 18,608                                  $ 19,153                                 $ 19,009
11/30/2003                         $ 18,924                                  $ 19,403                                 $ 19,329
12/31/2003                         $ 19,683                                  $ 20,037                                 $ 20,100
 1/31/2004                         $ 19,681                                  $ 20,112                                 $ 20,153
 2/29/2004                         $ 19,696                                  $ 20,215                                 $ 20,184
 3/31/2004                         $ 19,958                                  $ 20,439                                 $ 20,474
 4/30/2004                         $ 19,156                                  $ 19,692                                 $ 19,597
 5/31/2004                         $ 19,225                                  $ 19,788                                 $ 19,750
 6/30/2004                         $ 19,276                                  $ 19,846                                 $ 19,793

7/31/93 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

COUNTRY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2004

                                                  PERCENTAGE OF
                                                    NET ASSETS
---------------------------------------------------------------
United States                                         44.36%
Germany                                               12.37
Japan                                                 10.10
France                                                 9.44
United Kingdom                                         5.17
---------------------------------------------------------------
Total                                                 81.44%

CURRENCY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2004

                                                  PERCENTAGE OF
                                                   MARKET VALUE
---------------------------------------------------------------
United States Dollar                                   45.4%
Euro                                                   39.3
Japanese Yen                                           10.2
British Pound                                           2.3
Canadian Dollar                                         1.6
---------------------------------------------------------------
Total                                                  98.8%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
  Automobiles                                          0.87%
  Beverages                                            0.10
  Capital Markets                                      0.36
  Chemicals                                            0.15
  Commercial Banks                                     0.55
  Commercial Services & Supplies                       0.19
  Consumer Finance                                     2.08
  Diversified Financial Services                       0.72
  Diversified Telecommunication Services               0.28
  Electric Utilities                                   0.59
  Food & Staples Retailing                             0.19
  Food Products                                        0.29
  Gas Utilities                                        0.35
  Hotels, Restaurants & Leisure                        0.75
  Industrial Conglomerates                             0.50
  Insurance                                            0.21
  IT Services                                          0.10
  Media                                                0.62
  Metals & Mining                                      0.11
  Multi-Utilities & Unregulated Power                  0.19
  Oil & Gas                                            0.11
  Paper & Forest Products                              0.26
  Personal Products                                    0.09
  Pharmaceuticals                                      0.04
  Real Estate                                          0.34%
  Road & Rail                                          0.33
  Telecommunications Services                          0.04
  Thrifts & Mortgage Finance                           0.34
  Tobacco                                              0.20
  Wireless Telecommunication Services                  0.11
                                                     ------
        Total U.S. Corporate Bonds                    11.06
  Asset-Backed Securities                              0.73
  Commercial Mortgage-Backed Securities                3.29
  Mortgage-Backed Securities                           2.68
  U.S. Government Obligations                          9.02
                                                     ------
        Total U.S. Bonds                              26.78
INTERNATIONAL BONDS
  International Corporate Bonds                       15.42
  Foreign Government Bonds                            38.23
  Sovereign/Supranational Bonds                        0.74
                                                     ------
        Total International Bonds                     54.39
TOTAL BONDS                                           81.17
INVESTMENT COMPANY                                    16.62
SHORT-TERM INVESTMENT                                  0.96
                                                     ------
  TOTAL INVESTMENTS                                   98.75
CASH AND OTHER ASSETS,
  LESS LIABILITIES                                     1.25
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004

                                                  PERCENTAGE OF
                                                   MARKET VALUE
---------------------------------------------------------------
Government of Japan
1.300%, due 06/20/11                                    7.9%
Bundesschatzanweisungen
2.500%, due 03/18/05                                    4.3
Deutsche Bundesrepublik
5.000%, due 07/04/12                                    3.0
Deutsche Bundesrepublik
6.250%, due 01/04/24                                    3.0
U.S. Treasury Note
5.000%, due 02/15/11                                    2.8
Government of France
6.500%, due 04/25/11                                    2.4%
Government of France
5.500%, due 04/25/07                                    2.2
U.S. Treasury Bond
6.250%, due 05/15/30                                    2.1
U.S. Treasury Note
5.375%, due 02/15/31                                    1.9
Federal Home Loan Mortgage Corp.
2.875%, due 12/15/06                                    1.6
---------------------------------------------------------------
Total                                                  31.2%

              UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                         FACE
                                                                        AMOUNT             VALUE
                                                                    ---------------   -----------------
BONDS -- 81.17%
U.S. BONDS -- 26.78%
U.S. CORPORATE BONDS -- 11.06%
Alcoa, Inc.
  6.000%, due 01/15/12                                              $        60,000   $          63,441
Altria Group, Inc.
  7.750%, due 01/15/27                                                      110,000             112,471
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                                       80,000              83,981
American General Finance Corp.
  5.875%, due 07/14/06                                                       60,000              63,000
AT&T Wireless Services, Inc.
  7.350%, due 03/01/06                                                       60,000              64,026
Avon Products, Inc.+
  7.150%, due 11/15/09                                                       50,000              56,201
Bank of America Corp.
  7.400%, due 01/15/11                                                       30,000              33,999
Bank One Corp.
  7.875%, due 08/01/10                                                       50,000              57,833
Boeing Capital Corp.
  7.375%, due 09/27/10                                                       50,000              56,537
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                                      120,000             118,770
Cendant Corp.
  6.875%, due 08/15/06                                                      110,000             117,535
Citigroup, Inc.
  7.250%, due 10/01/10                                                      130,000             146,407
Citizens Communications Co.
  9.250%, due 05/15/11                                                      110,000             114,971
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                      110,000             118,699
Commonwealth Edison Co.
  6.150%, due 03/15/12                                                       60,000              64,091
Computer Sciences Corp.
  3.500%, due 04/15/08                                                       60,000              58,849
ConAgra Foods, Inc.
  7.500%, due 09/15/05                                                       60,000              63,119
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                       60,000              57,717
C.S. First Boston USA, Inc.
  6.500%, due 01/15/12                                                       60,000              64,475
DaimlerChrysler N.A. Holding Corp.+
  4.050%, due 06/04/08                                                      150,000             147,079
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                       60,000              65,319
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                       90,000              94,544
Dow Chemical Co. (The)+
  5.970%, due 01/15/09                                                       60,000              63,223
Duke Energy Field Services, LLC
  7.500%, due 08/16/05                                                      110,000             115,488
EOP Operating LP
  8.375%, due 03/15/06                                                      190,000             205,618
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                      100,000             116,286
Ford Motor Co.
  7.450%, due 07/16/31                                                       25,000              23,830
Ford Motor Credit Co.
  5.800%, due 01/12/09                                              $       360,000   $         363,384
  6.250%, due 06/18/07                                                       65,000              83,426
  6.875%, due 02/01/06                                                      170,000             178,312
FPL Group Capital, Inc.
  6.125%, due 05/15/07                                                      110,000             117,339
General Electric Capital Corp.
  2.850%, due 01/30/06                                                      240,000             240,315
  4.125%, due 12/15/06                                                       35,000              61,959
  4.375%, due 01/20/10                                                       35,000              43,285
  6.750%, due 03/15/32                                                      110,000             118,252
General Motors Acceptance Corp.
  6.000%, due 07/03/08                                                       80,000             102,445
  6.125%, due 02/01/07                                                      170,000             177,394
  6.875%, due 09/15/11                                                       90,000              92,277
  8.000%, due 11/01/31                                                      110,000             112,705
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                       60,000              65,866
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                       50,000              54,773
Hilton Hotels Corp.,144A+
  7.055%, due 10/03/15                                                      369,320             400,277
Household Finance Corp.
  6.750%, due 05/15/11                                                       25,000              27,320
  7.875%, due 03/01/07                                                      190,000             209,922
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                       25,000              24,524
International Paper Co.
  6.750%, due 09/01/11                                                       60,000              65,032
Kinder Morgan, Inc.
  6.650%, due 03/01/05                                                      150,000             154,168
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                      110,000             111,902
Kroger Co.+
  8.050%, due 02/01/10                                                       50,000              57,571
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                       60,000              60,209
Morgan Stanley
  6.750%, due 04/15/11                                                      140,000             153,422
NationsBank Corp.
  7.500%, due 09/15/06                                                      220,000             238,475
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                       30,000              26,550
Reed Elsevier Capital, Inc.
  5.750%, due 07/31/08                                                      100,000             130,485
Sempra Energy Corp.
  7.950%, due 03/01/10                                                       50,000              57,470
SLM Corp.
  5.625%, due 04/10/07                                                       90,000              94,578
Sprint Capital Corp.
  8.375%, due 03/15/12                                                       50,000              57,466
Time Warner, Inc.
  7.625%, due 04/15/31                                                       60,000              64,928
Union Pacific Corp.
  6.700%, due 12/01/06                                                       80,000              85,857
UST, Inc.
  6.625%, due 07/15/12                                                       10,000              10,830
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                                       50,000              55,753

                                                                         FACE
                                                                        AMOUNT             VALUE
                                                                    ---------------   -----------------
Walt Disney Co. (The)
  6.375%, due 03/01/12                                              $        60,000   $          64,382
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                      140,000             146,458
Weyerhaeuser Co.
  6.125%, due 03/15/07                                                       90,000              95,089
Wyeth
  5.250%, due 03/15/13                                                       25,000              24,128
Zurich Finance (USA), Inc.+
  5.750%, due 10/02/23                                                      100,000             126,016
                                                                                      -----------------
                                                                                              6,702,053
                                                                                      -----------------
ASSET-BACKED SECURITIES -- 0.73%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B+
  1.630%, due 10/06/06                                                       11,081              11,082
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  1.629%, due 01/15/09                                                       75,000              75,344
Centerpoint Energy Transition,
  01-1, Class A4+
  5.630%, due 09/15/15                                                       30,000              31,289
Conseco Finance Securitizations Corp.,
  00-B, Class AF4+
  7.870%, due 02/15/31                                                          416                 420
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1,144A+
  1.640%, due 06/25/33                                                       33,832              33,892
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  2.305%, due 05/15/43                                                      100,000             100,000
Peco Energy Transition Trust,
  99-A, Class A7+
  6.130%, due 03/01/09                                                       55,000              59,046
RAFC Asset-Backed Trust,
  01-1, Class A3 (b)
  5.115%, due 01/25/15                                                       33,553              34,112
Sears Credit Account Master Trust,
  01-1, Class A+
  1.419%, due 02/15/10                                                       75,000              74,949
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A+
  3.356%, due 01/25/31                                                       23,776              21,706
                                                                                      -----------------
                                                                                                441,840
                                                                                      -----------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.29%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                                                      350,000             384,147
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2+
  7.320%, due 10/15/32                                                       80,000              90,127
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B+
  6.460%, due 03/10/32                                                       20,000              21,595
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B+
  7.340%, due 10/10/32                                                       85,000              95,649
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B+
  7.180%, due 08/10/10                                              $       290,000   $         323,966
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3+
  6.650%, due 11/18/29                                                      102,086             108,584
GMAC Commercial Mortgage
  Securities, Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                                       17,443              17,598
Greenwich Capital Commercial Funding Corp.,
  03-FL1, Class A, 144A+
  1.681%, due 07/05/18                                                       28,268              28,272
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                       62,357              64,991
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                                       85,000              94,365
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1+
  6.410%, due 06/15/31                                                       60,395              63,062
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                       50,000              55,995
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3+
  6.960%, due 11/21/28                                                       29,843              31,565
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2+
  6.540%, due 12/10/29                                                       20,000              21,387
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1+
  6.960%, due 10/15/33                                                       25,589              27,555
Nomura Asset Securities Corp.,
  95-MD3, Class A1B+
  8.150%, due 04/04/27                                                       14,811              15,198
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2+
  7.610%, due 02/15/10                                                      375,000             424,605
            Starwood Asset Receivables Trust,
  03-1A, Class A1,144A+
  1.570%, due 08/28/22                                                      122,762             122,762
                                                                                      -----------------
                                                                                              1,991,423
                                                                                      -----------------
MORTGAGE-BACKED SECURITIES -- 2.68%
Federal Home Loan Mortgage Corp.
  2.875%, due 11/03/06+                                                       5,000               4,947
  2.875%, due 12/15/06+                                                     985,000             975,401
  3.875%, due 01/12/09+                                                     105,000             103,222
  5.000%, due 01/30/14                                                       85,000              82,271
Federal National Mortgage Association
  2.625%, due 01/19/07+                                                      70,000              68,620
  5.125%, due 01/02/14                                                       25,000              24,329
  6.250%, due 02/01/11                                                       55,000              59,050
Government National Mortgage Association
  6.500%, due 04/15/31                                                      295,604             309,239
                                                                                      -----------------
                                                                                              1,627,079
                                                                                      -----------------

                                                                         FACE
                                                                        AMOUNT             VALUE
                                                                    ---------------   -----------------
U.S. GOVERNMENT OBLIGATIONS -- 9.02%
U.S. Treasury Bonds
  6.250%, due 08/15/23                                              $       140,000   $         155,028
  6.250%, due 05/15/30                                                    1,130,000           1,265,202
  8.750%, due 05/15/17                                                       85,000             115,215
U.S. Treasury Notes
  3.375%, due 12/15/08                                                      970,000             957,648
  4.750%, due 11/15/08                                                       95,000              99,216
  5.000%, due 02/15/11                                                    1,620,000           1,695,685
  5.375%, due 02/15/31                                                    1,170,000           1,180,009
                                                                                      -----------------
                                                                                              5,468,003
                                                                                      -----------------
Total U.S. Bonds                                                                             16,230,398
                                                                                      -----------------
INTERNATIONAL BONDS -- 54.39%
INTERNATIONAL CORPORATE BONDS -- 15.42%
AUSTRALIA -- 0.27%
Australia & New Zealand Banking
  Group Ltd.
  5.500%, due 02/23/05                                            EUR       100,000             124,009
Telstra Corp., Ltd.
  6.375%, due 06/29/11                                                       30,000              40,640
                                                                                      -----------------
                                                                                                164,649
                                                                                      -----------------
BELGIUM -- 0.14%
SCA Coordination Center NV
  5.375%, due 06/25/07                                            EUR        65,000              83,079
                                                                                      -----------------
CANADA 0.09% Telus Corp.
  8.000%, due 06/01/11                                              $        50,000              56,828
                                                                                      -----------------
DENMARK -- 0.14%
TDC A/S
  5.875%, due 04/24/06                                            EUR        65,000              82,763
                                                                                      -----------------
FINLAND -- 0.11%
Fortum Oyj
  6.475%, due 11/03/06                                            EUR        50,000              65,076
                                                                                      -----------------
FRANCE -- 2.39%
Aventis S.A.
  5.000%, due 04/18/06                                            EUR       230,000             289,769
Banque PSA Finance
  4.625%, due 02/20/08                                                       65,000              81,335
BNP Paribas
  5.625%, due 08/07/08                                                      100,000             129,935
Casino Guichard Perrachon S.A.
  5.875%, due 11/23/07                                                      130,000             167,867
Dexia Credit Local
  5.250%, due 04/25/08                                                      195,000             251,302
France Telecom S.A.
  6.000%, due 09/28/07                                                      195,000             254,098
GIE Suez Alliance Corp.
  4.250%, due 06/24/10                                                       80,000              96,550
LVMH Moet Hennessy Louis Vuitton S.A.
  5.750%, due 02/28/05                                                       50,000              62,059
Veolia Environnement
  5.875%, due 06/27/08                                                       90,000             117,378
                                                                                      -----------------
                                                                                              1,450,293
                                                                                      -----------------
GERMANY -- 5.49%
Bosch (Robert)
  5.250%, due 07/19/06                                            EUR        65,000              82,594
Bundesschatzanweisungen
  2.500%, due 03/18/05                                            EUR     2,120,000   $       2,583,913
Deutsche Bank AG
  5.000%, due 05/19/05                                                      165,000             205,080
KFW Bankengruppe
  4.750%, due 08/17/07                                                      325,000             413,489
VW Financial Services AG
  5.375%, due 01/25/12                                                       35,000              43,884
                                                                                      -----------------
                                                                                              3,328,960
                                                                                      -----------------
NETHERLANDS -- 3.28%
Bank Nederlandse Gemeenten NV
  4.625%, due 08/17/07                                            EUR        65,000              82,115
BMW Finance NV
  5.250%, due 09/01/06                                                      165,000             210,072
Deutsche Telekom International
  Finance BV
  7.500%, due 05/29/07                                                      130,000             175,106
  8.125%, due 05/29/12                                                       65,000              96,119
E.ON International Finance BV
  5.750%, due 05/29/09                                                       35,000              46,013
ENBW International Finance BV
  5.125%, due 02/28/07                                                      160,000             202,963
Generali Finance BV
  4.750%, due 05/12/14                                                       65,000              79,761
International Endesa BV
  5.250%, due 02/22/06                                                      115,000             145,077
Koninklijke KNP NV
  4.750%, due 11/05/08                                                       65,000              81,454
Koninklijke Philips Electronics NV
  5.750%, due 05/16/08                                                       50,000              64,890
Olivetti Finance NV
  6.125%, due 04/24/07                                                       65,000              85,134
  6.125%, due 07/30/09                                                       65,000              86,207
Prudential Finance BV
  9.375%, due 06/04/07                                            GBP        35,000              69,747
RWE Finance BV
  5.500%, due 10/26/07                                            EUR       100,000             129,331
Telefonica Europe BV
  5.125%, due 10/30/06                                                      100,000             126,829
Unilever NV
  4.250%, due 09/26/07                                                      245,000             305,583
                                                                                      -----------------
                                                                                              1,986,401
                                                                                      -----------------
SINGAPORE -- 0.11%
Singapore Telecommunications Ltd.
  6.000%, due 11/21/11                                            EUR        50,000              66,292
                                                                                      -----------------
UNITED KINGDOM -- 3.40%
Anglian Water Services Financing PLC
  4.625%, due 10/07/13                                            EUR        25,000              29,899
Barclays Bank, PLC
  4.875%, due 06/26/06                                                      100,000             126,157
Credit Suisse Group
  6.375%, due 06/07/13                                                       30,000              40,977
Gallaher Group PLC
  5.875%, due 08/06/08                                                       95,000             123,442
Glaxo Wellcome PLC
  8.750%, due 12/01/05                                            GBP        30,000              56,862
Halifax PLC
  8.750%, due 07/10/06                                                       50,000              96,123

                                                                         FACE
                                                                        AMOUNT             VALUE
                                                                    ---------------   -----------------
HBOS Treasury Services PLC
  4.750%, due 02/06/07                                            EUR       195,000   $         246,461
Imperial Tobacco Finance PLC
  6.250%, due 06/06/07                                                      100,000             130,122
Lloyds TSB Bank PLC
  4.750%, due 03/18/11                                                       80,000             100,222
  7.750%, due 06/18/07                                            GBP        35,000              67,345
National Westminster Bank PLC
  6.000%, due 01/21/10                                            EUR       115,000             152,482
Permanent Financing PLC, 04, Class 2C
  2.130%, due 06/10/42                                              $       250,000             249,948
Rio Tinto Finance PLC
  5.125%, due 05/10/07                                            EUR       145,000             184,755
Sainsbury (J) PLC
  5.625%, due 07/11/08                                                       65,000              83,084
Tesco PLC
  5.250%, due 05/07/08                                                      130,000             167,224
Vodafone Group PLC
  5.750%, due 10/27/06                                                      160,000             205,538
                                                                                      -----------------
                                                                                              2,060,641
                                                                                      -----------------
Total International Corporate Bonds                                                           9,344,982
                                                                                      -----------------
FOREIGN GOVERNMENT BONDS -- 38.23%
AUSTRALIA -- 0.96%
Government of Australia
  8.750%, due 08/15/08                                            AUD       750,000             581,534
                                                                                      -----------------
AUSTRIA -- 2.22%
Republic of Austria
  5.250%, due 01/04/11                                            EUR       355,000             464,024
  5.875%, due 07/15/06                                                      685,000             883,642
                                                                                      -----------------
                                                                                              1,347,666
                                                                                      -----------------
BELGIUM -- 1.28%
Kingdom of Belgium
  5.000%, due 09/28/11                                            EUR       195,000             251,182
  6.500%, due 03/31/05                                                      420,000             526,827
                                                                                      -----------------
                                                                                                778,009
                                                                                      -----------------
CANADA -- 1.74%
Government of Canada
  6.000%, due 09/01/05                                            CAD       390,000             301,368
  6.000%, due 06/01/08                                                      390,000             311,046
  6.000%, due 06/01/11                                                      390,000             313,292
  8.000%, due 06/01/23                                                      130,000             127,988
                                                                                      -----------------
                                                                                              1,053,694
                                                                                      -----------------
FINLAND -- 1.34%
Government of Finland
  5.000%, due 07/04/07                                            EUR       295,000             378,013
  5.750%, due 02/23/11                                                      325,000             436,461
                                                                                      -----------------
                                                                                                814,474
                                                                                      -----------------
FRANCE -- 7.05%
Government of France
  5.500%, due 04/25/07                                            EUR     1,040,000           1,347,100
  6.000%, due 10/25/25                                                      490,000             685,527
  6.500%, due 04/25/11                                                    1,040,000           1,455,936
  8.500%, due 10/25/19                                                      455,000             785,405
                                                                                      -----------------
                                                                                              4,273,968
                                                                                      -----------------
GERMANY -- 6.88%
Deutsche Bundesrepublik
  5.000%, due 07/04/11                                            EUR       390,000             503,516
  5.000%, due 07/04/12                                            EUR     1,430,000   $       1,840,967
  6.250%, due 01/04/24                                                    1,270,000           1,827,365
                                                                                      -----------------
                                                                                              4,171,848
                                                                                      -----------------
ITALY -- 3.27%
Buoni Poliennali Del Tesoro
  4.000%, due 07/15/05                                            EUR       250,000             309,173
  4.250%, due 11/01/09                                                      260,000             323,814
  5.000%, due 02/01/12                                                      455,000             583,196
  5.250%, due 11/01/29                                                      230,000             287,482
  6.750%, due 02/01/07                                                      360,000             477,989
                                                                                      -----------------
                                                                                              1,981,654
                                                                                      -----------------
JAPAN -- 10.10%
Government of Japan
  0.500%, due 06/20/06                                            JPY    74,000,000             682,547
  1.300%, due 06/20/11                                                  520,000,000           4,768,545
  2.200%, due 06/22/20                                                   72,000,000             669,594
                                                                                      -----------------
                                                                                              6,120,686
                                                                                      -----------------
NETHERLANDS -- 1.62%
Government of Netherlands
  4.000%, due 07/15/05                                            EUR       405,000             500,763
  5.000%, due 07/15/11                                                      375,000             482,984
                                                                                      -----------------
                                                                                                983,747
                                                                                      -----------------
UNITED KINGDOM -- 1.77%
U.K. Gilts
  5.000%, due 03/07/12                                            GBP       160,000             288,129
  5.750%, due 12/07/09                                                      210,000             393,136
  6.000%, due 12/07/28                                                       35,000              73,551
  8.000%, due 06/07/21                                                      130,000             315,683
                                                                                      -----------------
                                                                                              1,070,499
                                                                                      -----------------
Total Foreign Government Bonds                                                               23,177,779
                                                                                      -----------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.74%
European Investment Bank
  4.000%, due 01/15/07                                            EUR       360,000             448,614
                                                                                      -----------------
Total International Bonds                                                                    32,971,375
                                                                                      -----------------
Total Bonds (Cost $48,668,775)                                                               49,201,773
                                                                                      -----------------

                                                                        SHARES
                                                                    ---------------
INVESTMENT COMPANY -- 16.62%
UBS U.S. Securitized Mortgage
  Relationship Fund
  (Cost $10,055,767)                                                        883,058          10,074,455
                                                                                      -----------------
SHORT-TERM INVESTMENT -- 0.96%
UBS Supplementary Trust
  U.S. Cash Management Prime
  Fund, yield of 1.05%
  (Cost $580,224)                                                           580,224             580,224
                                                                                      -----------------
Total Investments
  (Cost $59,304,766) -- 98.75% (a)                                                           59,856,452
Cash and other assets,
  less liabilities -- 1.25%                                                                     756,238
                                                                                      -----------------
Net Assets -- 100%                                                                    $      60,612,690
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $59,320,364; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                          $         853,310
               Gross unrealized depreciation                                                   (317,222)
                                                                                      -----------------
                         Net unrealized appreciation                                  $         536,088
                                                                                      =================

+ Variable rate note -- The rate disclosed is that in effect at June 30, 2004.

%    Represents a percentage of net assets
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 the value of these securities amounted to $1,002,174 or 1.65% of net assets.
AUD  Australian Dollar
BV   Besloten Venootschap
CAD  Canadian Dollar
DKK  Danish Krone
EUR  Euro
GBP  British Pound
JPY  Japanese Yen
SEK  Swedish Krona
SGD  Singapore Dollar
ULC  Unlimited Liability Company

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2004:

                                                                                            UNREALIZED
                                              CONTRACTS       IN EXCHANGE        MATURITY  APPRECIATION
                                             TO DELIVER           FOR             DATES   (DEPRECIATION)
                                             ----------   --------------------   -------- --------------
Australian Dollar                              490,000    USD          340,428    12/3/04  $      4,510
Euro                                         3,880,000    USD        4,687,118    12/3/04       (27,001)
United States Dollar                           308,422    DKK        1,900,000    12/3/04         2,071
United States Dollar                         5,158,745    JPY      570,000,000    12/3/04       107,960
United States Dollar                           305,098    SEK        2,300,000    12/3/04          (241)
United States Dollar                           686,970    SGD        1,170,000    12/3/04        (4,780)
                                                                                           ------------
      Total net unrealized appreciation
        on forward foreign currency contracts                                              $     82,519
                                                                                           ============

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP EQUITY FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS U.S. Large Cap Equity Fund (formerly UBS U.S. Equity Fund) returned 19.50%, in line with the 19.48% return of the Fund's benchmark, the Russell 1000 Index (the "Index"). Since inception on February 22, 1994, through period end, the Fund returned 10.88% on an annualized basis, in line with the 10.83% annualized return of the Index. (Returns for all share classes over various time periods are shown on page 36; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The fiscal year brought dramatic changes to the large-cap market, starting with a speculative stock-led rally in 2003, and ending with virtually flat performance in the second quarter of 2004. The Fund performed in line with its benchmark during this challenging period, supported by careful stock selection and strategic industry positioning.

DISCIPLINED INVESTMENT PHILOSOPHY KEPT FOCUS ON QUALITY
Our disciplined investment approach relies on in-depth research and analysis to identify what we believe to be large-cap stocks of fundamentally sound companies that are selling for less than their intrinsic value. This approach proved particularly effective throughout the fiscal year, when the US equity market was close to what we consider fair value. In the absence of large price-to-value discrepancies, we leveraged the work conducted by our network of equity analysts, who combine fundamental research with the extensive use of sophisticated risk management tools, to identify pockets of opportunity in the marketplace.

Our research directed us to select bank holdings in 2003, including Citigroup and Freddie Mac. The overweight we had in this sector delivered solid returns until investors became concerned about rising interest rates. As soon as it became clear that the Federal Reserve Board would raise rates, bank stocks began to fall. We believe this was an inappropriate response, and that increasing interest rates could actually benefit certain banks, especially those with credit card businesses. Despite this setback, we continue to view banks as attractive opportunities in the current environment, with the exception of regional banks that carry large acquisition premiums.

The Fund generated mixed results from its overweight in pharmaceuticals. Regulatory issues, Medicare reform and company-specific scandals led to relatively weak performance in 2003. Our analysis, however, revealed that the industry was solid, supported by an aging population, ongoing research and development, and proprietary products. Indeed, several of the Fund's holdings performed well during the first half of the period. However, the sector took a downturn in the second half of the period, when negative press about how drug re-importation programs could affect pharmaceutical companies drove down the sector as a whole. In our opinion, we do not believe that this program, if implemented, would have a significant impact on these companies.

The Fund's underweight exposure to technology hardware also delivered mixed results. We believed that investor enthusiasm, rather than fundamentals, drove up the stock prices of technology hardware companies in 2003. Our limited exposure to the sector hurt relative performance in the first half of the reporting period, when technology hardware was one of the best-performing segments of the market. However, as investors became more risk averse in 2004, they pulled back from the sector, driving stock prices down sharply. At that point, our underweight became a significant benefit to the Fund's relative performance.

On a stock level, the Fund saw positive contributions from names such as Masco and Allergan. Conversely, the Fund's worst performers over the year were Wyeth and Freddie Mac.

LOOKING AHEAD
In our opinion, the near-term outlook for large-cap stocks depends a great deal on investor confidence. Economic and corporate profitability data are promising, but increasing concerns over inflation, rising interest rates and geopolitical events could easily dampen investors' tolerance for risk. In these uncertain times, we will continue to maintain our focus on in-depth research and stock selection, with the expectation that by holding higher-quality, fundamentally sound companies, we will be better able to offer our shareholders the potential for long-term growth and competitive risk-adjusted returns.

UBS U.S. LARGE CAP EQUITY FUND (UNAUDITED)

TOTAL RETURN

                                            1 YEAR    3 YEARS    5 YEARS  10 YEARS  INCEPTION*
                                            ENDED      ENDED      ENDED     ENDED      TO
                                           6/30/04    6/30/04    6/30/04   6/30/04   6/30/04
----------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY FUND CLASS A       19.10%      3.41%      0.25%      N/A      5.00%
UBS U.S. LARGE CAP EQUITY FUND CLASS B       18.25        N/A        N/A       N/A      6.22
UBS U.S. LARGE CAP EQUITY FUND CLASS C       18.26        N/A        N/A       N/A      5.14
UBS U.S. LARGE CAP EQUITY FUND CLASS Y       19.50       3.72       0.53     11.63%    10.88
UBS U.S. LARGE CAP EQUITY FUND CLASS A**     12.57       1.47      -0.88       N/A      4.15
UBS U.S. LARGE CAP EQUITY FUND CLASS B**     13.25        N/A        N/A       N/A      5.19
UBS U.S. LARGE CAP EQUITY FUND CLASS C**     17.26        N/A        N/A       N/A      5.14
RUSSELL 1000 INDEX***                        19.48      -0.32      -1.65     11.83     10.83

*    INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY FUND (FORMERLY UBS U.S. EQUITY
     FUND) CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/05/01 AND 11/13/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 2/22/94.
**   RETURNS INCLUDE SALES CHARGES.
*** THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Equity Fund Class Y shares and the Russell 1000 Index, if you had invested $10,000 on February 22, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. LARGE CAP EQUITY FUND CLASS Y VS. RUSSELL 1000 INDEX

Wealth Value With Dividends

               UBS U.S. LARGE CAP EQUITY FUND CLASS Y    RUSSELL 1000 INDEX
   2/22/94                                   $ 10,000              $ 10,000
   3/31/94                                   $  9,420              $  9,505
   4/30/94                                   $  9,640              $  9,619
   5/31/94                                   $  9,840              $  9,747
   6/30/94                                   $  9,690              $  9,486
   7/31/94                                   $  9,911              $  9,796
   8/31/94                                   $ 10,544              $ 10,210
   9/30/94                                   $ 10,182              $  9,972
  10/31/94                                   $ 10,132              $ 10,160
  11/30/94                                   $  9,781              $  9,794
  12/31/94                                   $  9,827              $  9,933
   1/31/95                                   $ 10,030              $ 10,190
   2/28/95                                   $ 10,487              $ 10,605
   3/31/95                                   $ 10,752              $ 10,878
   4/30/95                                   $ 10,985              $ 11,167
   5/31/95                                   $ 11,392              $ 11,595
   6/30/95                                   $ 11,768              $ 11,902
   7/31/95                                   $ 12,187              $ 12,357
   8/31/95                                   $ 12,411              $ 12,450
   9/30/95                                   $ 12,881              $ 12,963
  10/31/95                                   $ 12,840              $ 12,904
  11/30/95                                   $ 13,575              $ 13,479
  12/31/95                                   $ 13,815              $ 13,684
   1/31/96                                   $ 14,381              $ 14,127
   2/29/96                                   $ 14,612              $ 14,311
   3/31/96                                   $ 14,885              $ 14,439
   4/30/96                                   $ 15,168              $ 14,659
   5/31/96                                   $ 15,409              $ 15,011
   6/30/96                                   $ 15,367              $ 15,028
   7/31/96                                   $ 14,629              $ 14,303
   8/31/96                                   $ 15,188              $ 14,692
   9/30/96                                   $ 15,872              $ 15,517
  10/31/96                                   $ 16,209              $ 15,860
  11/30/96                                   $ 17,336              $ 17,031
  12/31/96                                   $ 17,359              $ 16,755
   1/31/97                                   $ 17,989              $ 17,749
   2/28/97                                   $ 18,092              $ 17,817
   3/31/97                                   $ 17,496              $ 17,015
   4/30/97                                   $ 18,035              $ 17,935
   5/31/97                                   $ 19,354              $ 19,084
   6/30/97                                   $ 20,265              $ 19,875
   7/31/97                                   $ 21,815              $ 21,501
   8/31/97                                   $ 20,965              $ 20,487
   9/30/97                                   $ 21,907              $ 21,610
  10/31/97                                   $ 20,747              $ 20,910
  11/30/97                                   $ 21,161              $ 21,817
  12/31/97                                   $ 21,657              $ 22,260
   1/31/98                                   $ 21,805              $ 22,426
   2/28/98                                   $ 23,702              $ 24,024
   3/31/98                                   $ 25,070              $ 25,236
   4/30/98                                   $ 24,823              $ 25,495
   5/31/98                                   $ 24,466              $ 24,944
   6/30/98                                   $ 24,617              $ 25,867
   7/31/98                                   $ 23,999              $ 25,556
   8/31/98                                   $ 20,574              $ 21,736
   9/30/98                                   $ 22,070              $ 23,200
  10/31/98                                   $ 23,752              $ 25,032
  11/30/98                                   $ 24,741              $ 26,582
  12/31/98                                   $ 25,680              $ 28,275
   1/31/99                                   $ 25,509              $ 29,284
   2/28/99                                   $ 24,575              $ 28,355
   3/31/99                                   $ 25,377              $ 29,441
   4/30/99                                   $ 27,665              $ 30,672
   5/31/99                                   $ 27,323              $ 30,009
   6/30/99                                   $ 28,363              $ 31,539
   7/31/99                                   $ 27,175              $ 30,576
   8/31/99                                   $ 26,224              $ 30,289
   9/30/99                                   $ 24,323              $ 29,456
  10/31/99                                   $ 24,336              $ 31,436
  11/30/99                                   $ 24,481              $ 32,245
  12/31/99                                   $ 24,640              $ 34,188
 1/31/2000                                   $ 22,985              $ 32,788
 2/29/2000                                   $ 21,109              $ 32,701
 3/31/2000                                   $ 23,204              $ 35,680
 4/30/2000                                   $ 24,127              $ 34,491
 5/31/2000                                   $ 24,332              $ 33,599
 6/30/2000                                   $ 23,541              $ 34,455
 7/31/2000                                   $ 23,629              $ 33,883
 8/31/2000                                   $ 25,138              $ 36,391
 9/30/2000                                   $ 24,274              $ 34,702
10/31/2000                                   $ 25,094              $ 34,284
11/30/2000                                   $ 24,464              $ 31,149
12/31/2000                                   $ 25,437              $ 31,525
 1/31/2001                                   $ 26,621              $ 32,563
 2/28/2001                                   $ 25,615              $ 29,525
 3/31/2001                                   $ 24,464              $ 27,564
 4/30/2001                                   $ 25,810              $ 29,779
 5/31/2001                                   $ 26,524              $ 29,980
 6/30/2001                                   $ 26,103              $ 29,303
 7/31/2001                                   $ 25,924              $ 28,903
 8/31/2001                                   $ 24,966              $ 27,141
 9/30/2001                                   $ 22,773              $ 24,840
10/31/2001                                   $ 23,244              $ 25,357
11/30/2001                                   $ 25,290              $ 27,309
12/31/2001                                   $ 25,913              $ 27,600
 1/31/2002                                   $ 25,896              $ 27,250
 2/28/2002                                   $ 25,709              $ 26,707
 3/31/2002                                   $ 26,799              $ 27,804
 4/30/2002                                   $ 26,050              $ 26,211
 5/31/2002                                   $ 25,743              $ 25,980
 6/30/2002                                   $ 23,971              $ 24,063
 7/31/2002                                   $ 22,284              $ 22,282
 8/31/2002                                   $ 22,557              $ 22,399
 9/30/2002                                   $ 19,848              $ 19,993
10/31/2002                                   $ 21,313              $ 21,654
11/30/2002                                   $ 22,744              $ 22,921
12/31/2002                                   $ 21,624              $ 21,624
 1/31/2003                                   $ 21,020              $ 21,100
 2/28/2003                                   $ 20,576              $ 20,774
 3/31/2003                                   $ 20,789              $ 20,989
 4/30/2003                                   $ 22,725              $ 22,683
 5/31/2003                                   $ 23,950              $ 23,976
 6/30/2003                                   $ 24,376              $ 24,292
 7/31/2003                                   $ 24,802              $ 24,776
 8/31/2003                                   $ 25,050              $ 25,279
 9/30/2003                                   $ 24,890              $ 25,020
10/31/2003                                   $ 26,346              $ 26,487
11/30/2003                                   $ 26,630              $ 26,804
12/31/2003                                   $ 28,212              $ 28,088
 1/31/2004                                   $ 28,445              $ 28,622
 2/29/2004                                   $ 29,020              $ 29,018
 3/31/2004                                   $ 28,517              $ 28,622
 4/30/2004                                   $ 28,284              $ 28,105
 5/31/2004                                   $ 28,481              $ 28,510
 6/30/2004                                   $ 29,128              $ 29,024

2/22/94 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004

                                                   PERCENTAGE OF
                                                     NET ASSETS
----------------------------------------------------------------
Citigroup, Inc.                                         4.4%
Nextel Communications, Inc., Class A                    4.1
Microsoft Corp.                                         3.4
Allergan, Inc.                                          3.3
Wells Fargo & Co.                                       3.3
Burlington Northern Santa Fe Corp.                      2.9
Morgan Stanley                                          2.7
UnitedHealth Group, Inc.                                2.6
Illinois Tool Works, Inc.                               2.6
ExxonMobil Corp.                                        2.5
----------------------------------------------------------------
Total                                                  31.8%

              UBS U.S. LARGE CAP EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                        SHARES             VALUE
                                                                    ---------------   -----------------
U.S. EQUITIES -- 95.88%
AEROSPACE & DEFENSE -- 3.19%
Boeing Co.                                                                   45,100   $       2,304,159
Northrop Grumman Corp.                                                       35,800           1,922,460
United Technologies Corp.                                                    11,000           1,006,280
                                                                                      -----------------
                                                                                              5,232,899
                                                                                      -----------------
AIRLINES -- 0.24%
Delta Air Lines, Inc. (b)                                                    56,000             398,720
                                                                                      -----------------
AUTO COMPONENTS -- 1.01%
Johnson Controls, Inc.                                                       31,200           1,665,456
                                                                                      -----------------
BIOTECHNOLOGY -- 2.32%
Cephalon, Inc. (b)                                                           29,800           1,609,200
Genzyme Corp. (b)                                                            46,600           2,205,578
                                                                                      -----------------
                                                                                              3,814,778
                                                                                      -----------------
BUILDING PRODUCTS -- 2.41%
Masco Corp.                                                                 127,200           3,966,096
                                                                                      -----------------
CHEMICALS -- 0.63%
Eastman Chemical Co.                                                         22,450           1,037,864
                                                                                      -----------------
COMMERCIAL BANKS -- 4.39%
PNC Financial Services Group, Inc.                                           35,200           1,868,416
Wells Fargo & Co.                                                            93,400           5,345,282
                                                                                      -----------------
                                                                                              7,213,698
                                                                                      -----------------
COMMERCIAL SERVICES & SUPPLIES -- 1.08%
Equifax, Inc.                                                                32,800             811,800
Viad Corp. (b)                                                               35,750             965,607
                                                                                      -----------------
                                                                                              1,777,407
                                                                                      -----------------
COMPUTERS & PERIPHERALS -- 0.61%
Dell, Inc. (b)                                                               27,900             999,378
                                                                                      -----------------
CONSTRUCTION MATERIALS -- 1.30%
Martin Marietta Materials, Inc.                                              48,207           2,137,016
                                                                                      -----------------
DIVERSIFIED FINANCIAL SERVICES -- 4.43%
Citigroup, Inc.                                                             156,561           7,280,086
                                                                                      -----------------
ELECTRIC UTILITIES -- 5.50%
American Electric Power Co., Inc.                                            48,600           1,555,200
CMS Energy Corp. (b)                                                         60,750             554,648
Dominion Resources, Inc.                                                     15,800             996,664
Exelon Corp.                                                                 91,400           3,042,706
FirstEnergy Corp.                                                            63,745           2,384,700
Pepco Holdings, Inc.                                                         27,500             502,700
                                                                                      -----------------
                                                                                              9,036,618
                                                                                      -----------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.90%
Mettler Toledo, Inc. (b)                                                     30,200           1,484,028
                                                                                      -----------------
FINANCE -- 7.20%
JPMorgan Chase & Co.                                                        101,300           3,927,401
Mellon Financial Corp.                                                      120,500           3,534,265
Morgan Stanley                                                               82,700           4,364,079
                                                                                      -----------------
                                                                                             11,825,745
                                                                                      -----------------
FOOD & STAPLES RETAILING -- 3.33%
Albertson's, Inc.                                                            78,400           2,080,736
Costco Wholesale Corp.                                                       82,700           3,396,489
                                                                                      -----------------
                                                                                              5,477,225
                                                                                      -----------------
GAS UTILITIES -- 0.94%
Sempra Energy Corp.                                                          44,900   $       1,545,907
                                                                                      -----------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.32%
Guidant Corp.                                                                15,200             849,376
Medtronic, Inc.                                                              27,000           1,315,440
                                                                                      -----------------
                                                                                              2,164,816
                                                                                      -----------------
HEALTH CARE PROVIDERS & SERVICES -- 4.26%
Anthem, Inc. (b)                                                             19,000           1,701,640
Quest Diagnostics, Inc.                                                      11,700             993,915
UnitedHealth Group, Inc.                                                     69,200           4,307,700
                                                                                      -----------------
                                                                                              7,003,255
                                                                                      -----------------
HOUSEHOLD PRODUCTS -- 1.50%
Kimberly-Clark Corp.                                                         37,350           2,460,618
                                                                                      -----------------
INSURANCE -- 4.82%
Aflac, Inc.                                                                  35,800           1,460,998
American International Group, Inc.                                           36,159           2,577,414
Hartford Financial Services Group, Inc.                                      25,600           1,759,744
Willis Group Holdings Ltd.                                                   56,400           2,112,180
                                                                                      -----------------
                                                                                              7,910,336
                                                                                      -----------------
MACHINERY -- 3.93%
Illinois Tool Works, Inc.                                                    44,400           4,257,516
Ingersoll-Rand Co., Class A                                                  32,200           2,199,582
                                                                                      -----------------
                                                                                              6,457,098
                                                                                      -----------------
MEDIA -- 8.00%
Gannett Co., Inc.                                                            13,800           1,170,930
Interpublic Group of Cos., Inc. (b)                                         104,800           1,438,904
Omnicom Group                                                                40,000           3,035,600
Time Warner, Inc. (b)                                                       177,400           3,118,692
Viacom, Inc., Class B                                                        99,100           3,539,852
Westwood One, Inc. (b)                                                       35,600             847,280
                                                                                      -----------------
                                                                                             13,151,258
                                                                                      -----------------
MULTILINE RETAIL -- 0.86%
Kohl's Corp. (b)                                                             33,500           1,416,380
                                                                                      -----------------
OIL & GAS -- 4.29%
ConocoPhillips                                                               28,882           2,203,408
ExxonMobil Corp.                                                             93,800           4,165,658
Kerr-McGee Corp.                                                             12,500             672,125
                                                                                      -----------------
                                                                                              7,041,191
                                                                                      -----------------
PAPER & FOREST PRODUCTS -- 0.61%
MeadWestvaco Corp.                                                           34,300           1,008,077
                                                                                      -----------------
PHARMACEUTICALS -- 10.69%
Allergan, Inc.                                                               59,900           5,362,248
Bristol-Myers Squibb Co.                                                     59,600           1,460,200
Johnson & Johnson                                                            74,344           4,140,961
Mylan Labs, Inc.                                                            140,450           2,844,112
Wyeth                                                                       104,000           3,760,640
                                                                                      -----------------
                                                                                             17,568,161
                                                                                      -----------------
ROAD & RAIL -- 2.92%
Burlington Northern Santa Fe Corp.                                          136,800           4,797,576
                                                                                      -----------------

                                                                        SHARES             VALUE
                                                                    ---------------   -----------------
SOFTWARE -- 5.11%
Microsoft Corp.                                                             195,300   $       5,577,768
Oracle Corp. (b)                                                            157,400           1,877,782
Veritas Software Corp. (b)                                                   34,100             944,570
                                                                                      -----------------
                                                                                              8,400,120
                                                                                      -----------------
SPECIALTY RETAIL -- 0.73%
TJX Cos., Inc.                                                               49,700           1,199,758
                                                                                      -----------------
TELECOMMUNICATIONS SERVICES -- 0.83%
SBC Communications, Inc.                                                     55,900           1,355,575
                                                                                      -----------------
THRIFTS & MORTGAGE FINANCE -- 2.46%
Freddie Mac                                                                  63,900           4,044,870
                                                                                      -----------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.07%
Nextel Communications, Inc., Class A (b)                                    251,000           6,691,660
                                                                                      -----------------
Total U.S. Equities (Cost $130,169,835)                                                     157,563,670
                                                                                      -----------------
SHORT-TERM INVESTMENTS -- 4.53%
OTHER -- 4.11%
UBS Supplementary Trust
  U.S. Cash Management Prime
  Fund, yield of 1.05%                                                    6,756,537   $       6,756,537
                                                                                      -----------------

                                                                         FACE
                                                                        AMOUNT
                                                                    ---------------
U.S. GOVERNMENT OBLIGATION -- 0.42%
U.S. Treasury Bills, yield of 1.00%
  due 08/05/04 (c)                                                  $       700,000             699,268
                                                                                      -----------------
Total Short-Term Investments
  (Cost $7,455,859)                                                                           7,455,805
                                                                                      -----------------
Total Investments
  (Cost $137,625,694) -- 100.41% (a)                                                        165,019,475
Liabilities, in excess of cash and
  other assets (0.41%)                                                                         (679,969)
                                                                                      -----------------
Net Assets -- 100%                                                                    $     164,339,506
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $139,536,185; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                          $      29,607,521
               Gross unrealized depreciation                                                 (4,124,231)
                                                                                      -----------------
                         Net unrealized appreciation                                  $      25,483,290
                                                                                      =================

(b)  Non-income producing security.
(c) All or portion of these securities was pledged to cover margin requirements for futures contracts.

%    Represents a percentage of net assets.

FUTURES CONTRACTS
UBS U.S. Large Cap Equity Fund had the following open futures contracts as of June 30, 2004:

                                  EXPIRATION            CURRENT                           UNREALIZED
                                     DATE                VALUE          COST             APPRECIATION
                                --------------       ------------   ------------      -----------------
INDEX FUTURES BUY CONTRACTS
S&P 500 Index, 19 contracts     September 2004       $  5,428,450   $  5,392,483      $          35,967

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2004 was $699,268.

UBS U.S. LARGE CAP GROWTH FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS U.S. Large Cap Growth Fund returned 20.96%, outperforming the 17.88% return of the Fund's benchmark, the Russell 1000 Growth Index (the "Index"). Since inception on October 14, 1997 through period end, the Fund returned 0.50% on an annualized basis, underperforming the 1.22% annualized return of the Index. (Returns for all share classes over various time periods are shown on page 42; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's strong performance relative to the Index during the reporting period was primarily due to security selection, with contributions from holdings in a wide variety of industries. Our overall sector positioning was beneficial for performance as well.

STOCK SELECTION WAS KEY AS THE MARKET LEVELED OUT
Large-cap growth stocks generated strong results during the fiscal year, particularly in the first six months. From July through December 2003, the Russell 1000 Growth Index returned 14.73%. The market lost some of its momentum in the second half of the fiscal period, rising only 2.74% during that time.

Perhaps more important than the numbers, however, was the change in investment sentiment. Buoyed by the quick resolution of major combat in Iraq, historically low interest rates and signs of an improving economy, investors were willing to take on risk in 2003, favoring low-quality stocks in more speculative industries. However, continued geopolitical tensions, inflationary fears, and the increasing potential for interest rate hikes caused investors to become more cautious in 2004. As a result, many of last year's dominant sectors, such as technology, have lagged the overall market year-to-date.

The Fund navigated this changing environment by adhering to an investment process that utilizes a combination of rigorous quantitative and fundamental analysis in order to identify companies that we believe possess a competitive advantage over their peers, and that offer the potential for superior results over the long term.

In technology, the Fund saw success in the first half of the period, with its investments in Internet companies such as eBay and Yahoo. Qualcomm and Analog Devices also enhanced results as their stock prices rebounded with the support of global economic growth and the increasing demand for mobile electronics. Stock selection in technology became more challenging in the second half of the period, when fears of deceleration and tepid order patterns pushed most technology stocks down. The Fund continued to find solid performers, however, by concentrating on smaller software companies with defensible franchises, such as Adobe and Symantec.

The Fund's health care holdings also played a significant role in relative performance. In 2003, we underweighted large pharmaceuticals, concentrating our holdings in specialty pharmaceuticals, biotechnology and medical devices. This positioning added to relative performance in 2003, and during the first three months of 2004. However, in the final three months of the period, the Fund's health care holdings underperformed on a relative basis, owing both to poor stock selection and to several macro factors, such as concerns about the Presidential elections in the US, and cost-containment efforts such as drug re-importation. These factors led to P/E multiple compression in all of healthcare, which disproportionately affected the Fund's holdings. We continue to believe that the Fund's current healthcare positioning is appropriate, and should lead to outperformance in the sector over the long term.

Not all of the Fund's holdings met our expectations during the year. More specifically, the Fund's performance was hindered by our large underweight in consumer staples, and our position in Autozone. Specific examples of stocks that detracted from results in technology and healthcare were Novellus Systems, First Data and Guidant.

LOOKING AHEAD
Given the current backdrop of rising interest rate expectations, continued threats of terrorism and the pending presidential election, investors have shown a preference for the mega cap stocks over smaller, less diversified securities. Our analysis shows that many of these mega cap companies do not possess the fundamentals that we believe are necessary to generate superior and sustainable earnings over time. In fact, we believe that the recent correction of many quality mid-cap growth companies that we own has resulted in significantly lower valuations than existed six months ago, while the underlying fundamentals remain superior. While we admit that the geo-political outlook is uncertain, we are very optimistic about the strong business models of the companies that we own, and believe that these companies have even higher return potential give current valuations.

We continue to adhere to a disciplined investment process that uses extensive research and analytical capabilities, and thus helps us to identify opportunities that possess attractive prospects.

At this point, we are finding these opportunities in financials, healthcare and energy.

UBS U.S. LARGE CAP GROWTH FUND (UNAUDITED)

TOTAL RETURN

                                           1 YEAR     3 YEARS    5 YEARS  INCEPTION*
                                            ENDED      ENDED      ENDED      TO
                                           6/30/04    6/30/04    6/30/04   6/30/04
------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS A       20.66%     -4.48%      -6.92%   -3.57%
UBS U.S. LARGE CAP GROWTH FUND CLASS B       19.78        N/A         N/A    -1.19
UBS U.S. LARGE CAP GROWTH FUND CLASS C       19.62        N/A         N/A    -2.75
UBS U.S. LARGE CAP GROWTH FUND CLASS Y       20.96      -4.23       -6.65     0.50
UBS U.S. LARGE CAP GROWTH FUND CLASS A**     14.05      -6.28       -7.97    -4.56
UBS U.S. LARGE CAP GROWTH FUND CLASS B**     14.78        N/A         N/A    -2.32
UBS U.S. LARGE CAP GROWTH FUND CLASS C**     18.62        N/A         N/A    -2.75
RUSSELL 1000 GROWTH INDEX                    17.88      -3.74       -6.48     1.22

* INCEPTION DATE OF UBS U.S. LARGE CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 10/14/97.
**   RETURNS INCLUDE SALES CHARGES.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Growth Fund Class Y shares and the Russell 1000 Growth Index, if you had invested $10,000 on October 14, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. LARGE CAP GROWTH FUND CLASS Y VS. RUSSELL 1000 GROWTH INDEX

Wealth Value With Dividends

                    UBS U.S. LARGE CAP GROWTH FUND CLASS Y         RUSSELL 1000 GROWTH INDEX
  10/14/97                                        $ 10,000                          $ 10,000
  11/30/97                                        $  9,750                          $  9,787
  12/31/97                                        $  9,943                          $  9,897
   1/31/98                                        $  9,872                          $ 10,193
    2/1/98                                        $ 10,444                          $ 10,959
   3/31/98                                        $ 10,855                          $ 11,396
   4/30/98                                        $ 11,075                          $ 11,554
   5/31/98                                        $ 10,825                          $ 11,226
   6/30/98                                        $ 11,256                          $ 11,914
   7/31/98                                        $ 11,205                          $ 11,835
   8/31/98                                        $  9,321                          $ 10,059
   9/30/98                                        $  9,822                          $ 10,831
  10/31/98                                        $ 10,805                          $ 11,702
  11/30/98                                        $ 11,587                          $ 12,592
  12/31/98                                        $ 12,421                          $ 13,727
   1/31/99                                        $ 13,208                          $ 14,533
   2/28/99                                        $ 12,631                          $ 13,869
   3/31/99                                        $ 13,250                          $ 14,600
   4/30/99                                        $ 13,743                          $ 14,619
   5/31/99                                        $ 13,575                          $ 14,169
   6/30/99                                        $ 14,592                          $ 15,162
   7/31/99                                        $ 13,994                          $ 14,680
   8/31/99                                        $ 13,984                          $ 14,920
   9/30/99                                        $ 13,512                          $ 14,606
  10/31/99                                        $ 14,257                          $ 15,709
  11/30/99                                        $ 14,980                          $ 16,557
  12/31/99                                        $ 16,486                          $ 18,279
 1/31/2000                                        $ 15,847                          $ 17,422
 2/29/2000                                        $ 16,576                          $ 18,274
 3/31/2000                                        $ 17,665                          $ 19,582
 4/30/2000                                        $ 17,182                          $ 18,650
 5/31/2000                                        $ 16,509                          $ 17,711
 6/30/2000                                        $ 17,148                          $ 19,053
 7/31/2000                                        $ 16,733                          $ 18,259
 8/31/2000                                        $ 17,698                          $ 19,912
 9/30/2000                                        $ 16,105                          $ 18,028
10/31/2000                                        $ 15,790                          $ 17,175
11/30/2000                                        $ 14,062                          $ 14,644
12/31/2000                                        $ 13,833                          $ 14,180
 1/31/2001                                        $ 14,592                          $ 15,160
 2/28/2001                                        $ 12,457                          $ 12,586
 3/31/2001                                        $ 11,147                          $ 11,216
 4/30/2001                                        $ 12,339                          $ 12,635
 5/31/2001                                        $ 12,195                          $ 12,449
 6/30/2001                                        $ 11,776                          $ 12,161
 7/31/2001                                        $ 11,449                          $ 11,857
 8/31/2001                                        $ 10,479                          $ 10,888
 9/30/2001                                        $  9,418                          $  9,800
10/31/2001                                        $  9,877                          $ 10,314
11/30/2001                                        $ 10,807                          $ 11,305
12/31/2001                                        $ 10,685                          $ 11,284
 1/31/2002                                        $ 10,461                          $ 11,085
 2/28/2002                                        $  9,987                          $ 10,625
 3/31/2002                                        $ 10,330                          $ 10,992
 4/30/2002                                        $  9,526                          $ 10,095
 5/31/2002                                        $  9,328                          $  9,851
 6/30/2002                                        $  8,525                          $  8,940
 7/31/2002                                        $  7,945                          $  8,448
 8/31/2002                                        $  7,998                          $  8,473
 9/30/2002                                        $  7,141                          $  7,595
10/31/2002                                        $  7,800                          $  8,291
11/30/2002                                        $  8,156                          $  8,741
12/31/2002                                        $  7,629                          $  8,137
 1/31/2003                                        $  7,497                          $  7,939
 2/28/2003                                        $  7,471                          $  7,903
 3/31/2003                                        $  7,589                          $  8,050
 4/30/2003                                        $  8,064                          $  8,646
 5/31/2003                                        $  8,459                          $  9,077
 6/30/2003                                        $  8,551                          $  9,202
 7/31/2003                                        $  8,815                          $  9,431
 8/31/2003                                        $  8,973                          $  9,666
 9/30/2003                                        $  8,920                          $  9,562
10/31/2003                                        $  9,394                          $ 10,099
11/30/2003                                        $  9,552                          $ 10,205
12/31/2003                                        $  9,895                          $ 10,558
 1/31/2004                                        $ 10,198                          $ 10,774
 2/29/2004                                        $ 10,343                          $ 10,842
 3/31/2004                                        $ 10,198                          $ 10,641
 4/30/2004                                        $  9,974                          $ 10,517
 5/31/2004                                        $ 10,158                          $ 10,713
 6/30/2004                                        $ 10,343                          $ 10,847

10/14/97 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

As of June 30, 2004

                                                    PERCENTAGE OF
                                                     NET ASSETS
-----------------------------------------------------------------
eBay, Inc.                                              3.1%
Pfizer, Inc.                                            2.9
Microsoft Corp.                                         2.9
Citigroup, Inc.                                         2.7
Intel Corp.                                             2.7
Nextel Communications, Inc., Class A                    2.6
Cisco Systems, Inc.                                     2.5
XTO Energy, Inc.                                        2.4
Forest Laboratories, Inc.                               2.4
Yahoo!, Inc.                                            2.4
-----------------------------------------------------------------
Total                                                  26.6%

              UBS U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                        SHARES             VALUE
                                                                    ---------------   -----------------
U.S. EQUITIES -- 97.69%
AEROSPACE & DEFENSE -- 1.68%
United Technologies Corp.                                                     1,200   $         109,776
                                                                                      -----------------
AUTO COMPONENTS -- 1.14%
Johnson Controls, Inc.                                                        1,400              74,732
                                                                                      -----------------
BIOTECHNOLOGY -- 4.89%
Genentech, Inc. (b)                                                           1,600              89,920
Gilead Sciences, Inc. (b)                                                     1,800             120,600
Medimmune, Inc. (b)                                                           4,700             109,980
                                                                                      -----------------
                                                                                                320,500
                                                                                      -----------------
COMMERCIAL SERVICES & SUPPLIES -- 1.55%
Manpower, Inc.                                                                2,000             101,540
                                                                                      -----------------
COMMUNICATIONS EQUIPMENT -- 5.18%
Adtran, Inc.                                                                  2,200              73,414
Cisco Systems, Inc. (b)                                                       6,900             163,530
QUALCOMM, Inc.                                                                1,400             102,172
                                                                                      -----------------
                                                                                                339,116
                                                                                      -----------------
COMPUTERS & PERIPHERALS -- 3.16%
Dell, Inc. (b)                                                                4,300             154,026
International Business Machines Corp.                                           600              52,890
                                                                                      -----------------
                                                                                                206,916
                                                                                      -----------------
DIVERSIFIED FINANCIAL SERVICES -- 3.97%
Citigroup, Inc.                                                               3,783             175,909
Moody's Corp.                                                                 1,300              84,058
                                                                                      -----------------
                                                                                                259,967
                                                                                      -----------------
ENERGY EQUIPMENT & SERVICES -- 2.23%
GlobalSantaFe Corp.                                                           2,400              63,600
Schlumberger Ltd.                                                             1,300              82,563
                                                                                      -----------------
                                                                                                146,163
                                                                                      -----------------
FINANCE -- 3.58%
Goldman Sachs Group, Inc.                                                     1,400             131,824
Morgan Stanley                                                                1,950             102,902
                                                                                      -----------------
                                                                                                234,726
                                                                                      -----------------
FOOD & STAPLES RETAILING -- 2.01%
Wal-Mart Stores, Inc.                                                         2,500             131,900
                                                                                      -----------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 7.13%
Boston Scientific Corp. (b)                                                   2,300              98,440
Guidant Corp.                                                                 2,700             150,876
Varian Medical Systems, Inc. (b)                                              1,300             103,155
Zimmer Holdings, Inc. (b)                                                     1,300             114,660
                                                                                      -----------------
                                                                                                467,131
                                                                                      -----------------
HEALTH CARE PROVIDERS & SERVICES -- 4.06%
Anthem, Inc. (b)                                                                900              80,604
UnitedHealth Group, Inc.                                                      1,900             118,275
WellPoint Health Networks Corp. (b)                                             600              67,206
                                                                                      -----------------
                                                                                                266,085
                                                                                      -----------------
HOUSEHOLD DURABLES -- 1.19%
Pulte Homes, Inc.                                                             1,500              78,045
                                                                                      -----------------
HOUSEHOLD PRODUCTS -- 1.00%
Proctor & Gamble Co.                                                          1,200              65,328
                                                                                      -----------------
INDUSTRIAL CONGLOMERATES -- 1.98%
General Electric Co.                                                          4,000   $         129,600
                                                                                      -----------------
INSURANCE -- 3.78%
American International Group, Inc.                                              900              64,152
Progressive Corp.                                                               700              59,710
Willis Group Holdings, Ltd.                                                   3,300             123,585
                                                                                      -----------------
                                                                                                247,447
                                                                                      -----------------
INTERNET & CATALOG RETAIL -- 3.09%
eBay, Inc. (b)                                                                2,200             202,290
                                                                                      -----------------
INTERNET SOFTWARE & SERVICES -- 2.38%
Yahoo!, Inc. (b)                                                              4,300             156,219
                                                                                      -----------------
IT SERVICES -- 1.30%
Accenture Ltd., Class A (b)                                                   3,100              85,188
                                                                                      -----------------
MACHINERY -- 1.56%
Ingersoll-Rand Co., Class A                                                   1,500             102,465
                                                                                      -----------------
MEDIA -- 1.89%
Echostar Communications Corp., Class A (b)                                    1,950              59,963
Fox Entertainment Group, Inc., Class A (b)                                    2,400              64,080
                                                                                      -----------------
                                                                                                124,043
                                                                                      -----------------
METALS & MINING -- 1.63%
Freeport-McMoran Copper & Gold, Inc.                                          2,400              79,560
Newmont Mining Corp.                                                            700              27,132
                                                                                      -----------------
                                                                                                106,692
                                                                                      -----------------
OIL & GAS -- 3.49%
Anadarko Petroleum Corp.                                                        600              35,160
Devon Energy Corp.                                                              500              33,000
XTO Energy, Inc.                                                              5,375             160,121
                                                                                      -----------------
                                                                                                228,281
                                                                                      -----------------
PHARMACEUTICALS -- 6.35%
Allergan, Inc.                                                                  750              67,140
Forest Laboratories, Inc. (b)                                                 2,800             158,564
Pfizer, Inc.                                                                  5,550             190,254
                                                                                      -----------------
                                                                                                415,958
                                                                                      -----------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.89%
Analog Devices, Inc.                                                          2,200             103,576
Intel Corp.                                                                   6,350             175,260
Linear Technology Corp.                                                       1,200              47,364
Xilinx, Inc.                                                                  1,800              59,958
                                                                                      -----------------
                                                                                                386,158
                                                                                      -----------------
SOFTWARE -- 7.65%
Adobe Systems, Inc.                                                           2,700             125,550
Electronic Arts, Inc. (b)                                                     1,500              81,825
Microsoft Corp.                                                               6,600             188,496
Symantec Corp. (b)                                                            2,400             105,072
                                                                                      -----------------
                                                                                                500,943
                                                                                      -----------------
SPECIALTY RETAIL -- 8.03%
Autozone, Inc. (b)                                                            1,100              88,110
Best Buy Co., Inc.                                                            2,300             116,702
Lowe's Cos., Inc.                                                             1,700              89,335
Ross Stores, Inc.                                                             2,300              61,548
Sherwin-Williams Co.                                                          2,500             103,875
Tiffany & Co.                                                                 1,800              66,330
                                                                                      -----------------
                                                                                                525,900
                                                                                      -----------------

                                                                        SHARES             VALUE
                                                                    ---------------   -----------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.52%
Coach, Inc. (b)                                                               2,200   $          99,418
                                                                                      -----------------
THRIFTS & MORTGAGE FINANCE -- 1.82%
Countrywide Financial Corp.                                                   1,700             119,425
                                                                                      -----------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.56%
Nextel Communications, Inc., Class A (b)                                      6,300             167,958
                                                                                      -----------------
Total U.S. Equities (Cost $5,624,329)                                                         6,399,910
                                                                                      -----------------
INVESTMENT COMPANY -- 1.82%
iShares Russell 1000 Growth Index Fund
  (Cost $118,372)                                                             2,500             119,625
                                                                                      -----------------
SHORT-TERM INVESTMENT -- 2.36%
UBS Supplementary Trust
  U.S. Cash Management Prime
  Fund, yield of 1.05%
  (Cost $154,554)                                                           154,554             154,554
                                                                                      -----------------
Total Investments
  (Cost $5,897,255) -- 101.87% (a)                                                            6,674,089
Liabilities, in excess of cash and
  other assets -- (1.87%)                                                                      (122,615)
                                                                                      -----------------
Net Assets -- 100%                                                                    $       6,551,474
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $6,179,932; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                          $         584,647
               Gross unrealized depreciation                                                    (90,490)
                                                                                      -----------------
                         Net unrealized appreciation                                  $         494,157
                                                                                      =================

(b)  Non-income producing security.

%    Represents a percentage of net assets.

                 See accompanying notes to financial statements

UBS U.S. SMALL CAP GROWTH FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS U.S. Small Cap Growth Fund returned 24.78%, underperforming the 31.55% return of the Fund's benchmark, the Russell 2000 Growth Index (the "Index"). Since inception on September 30, 1997 through period end, the Fund returned 7.37% on an annualized basis, compared with a 0.37% annualized return for the Index. (Returns for all share classes over various time periods are shown on page 48; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance relative to the Index is largely attributable to sector allocation and stock selection in the first quarter of 2004. In particular, poor results from holdings in information technology and healthcare created a drag on Fund performance. While these recent results were disappointing, historically, our disciplined investment approach has enabled the Fund to achieve its goal of outperforming the Index over longer time periods.

IN THE CHANGING SMALL CAP MARKETPLACE, RELATIVE PERFORMANCE LAGGED
The small-cap market has gone through some significant changes over the last 12 months. In 2003, small cap stocks in general were at the forefront of the market's recovery, with the most speculative companies leading the rally. These lower-quality companies continued to perform well into early 2004; however, as the reporting period progressed, investors gradually shifted their focus back to companies with solid earnings and business prospects. During the last three months of the fiscal year, small-cap stocks were relatively flat as investors grew increasingly preoccupied with the looming federal funds rate hike.

While the Fund generated strong absolute returns, it lagged its benchmark during the fiscal year. Toward the end of 2003, our quantitative models (which incorporate relative price strength) began to favor an increased allocation of higher beta names, and we chose to add some of these names to the Fund near the end of the calendar year. In hindsight, this was not a well-timed move. Many of these companies sold off sharply when the market rotated to lower beta names. Fund performance was also hurt during this time as investors grew concerned about the rising valuations of some of the small-cap sector's best performing stocks--a number of which were held by the Fund. We continue to hold these securities, as we believe the underlying factors supporting their purchase remain attractive.

In selecting stocks for the Fund, we employ an investment process that utilizes a combination of rigorous quantitative and fundamental analysis in order to identify small-cap companies with excellent management, strong balance sheets, and above-average sales and earnings growth prospects. This process is supported by proprietary systems, including risk management and a global information-sharing network. We believe our approach helps us maintain a long-term perspective and to minimize the risk inherent in small-cap investing.

The top contributors to performance during the fiscal year were Cognizant Technology Solutions, a provider of offshore IT services; Chico's FAS, a specialty apparel retailer; and Quicksilver Resources, a natural gas company in Michigan, Canada and Texas. The Fund was largely sector-neutral throughout the fiscal year. At the industry level, the portfolio benefited from slight overweights in medical services, thrifts and energy.

LOOKING AHEAD
On the heels of strong small-cap performance, investors have begun to question the near-term prospects for the small-cap market. These concerns have been amplified by the fact that small caps have, historically, not fared well in the second year of an economic recovery, especially at a time when the Federal Reserve Board is raising interest rates. However, we think there are many reasons for long-term investors to allocate a portion of their portfolios to the asset class. These include the fact that small-cap earnings are still growing faster than their large-cap counterparts, and that strong economic growth has tended to disproportionately help smaller, more economically sensitive companies.

For the coming months, we are cautiously optimistic about prospects for the small-cap market. Although this asset class can experience substantial short-term volatility, we believe that, over the course of a market cycle, patient investors can realize attractive returns from a portfolio consisting of high-quality small-cap companies. To that end, we will continue to adhere to our disciplined investment process in order to identify suitable opportunities.

UBS U.S. SMALL CAP GROWTH FUND (UNAUDITED)

TOTAL RETURN

                                           1 YEAR     3 YEARS    5 YEARS  INCEPTION*
                                            ENDED      ENDED      ENDED      TO
                                           6/30/04    6/30/04    6/30/04   6/30/04
------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS A       24.45%      3.31%     11.66%    11.36%
UBS U.S. SMALL CAP GROWTH FUND CLASS B       23.40        N/A        N/A      8.78
UBS U.S. SMALL CAP GROWTH FUND CLASS C       23.43        N/A        N/A      8.09
UBS U.S. SMALL CAP GROWTH FUND CLASS Y       24.78       3.60      11.96      7.37
UBS U.S. SMALL CAP GROWTH FUND CLASS A**     17.63       1.39      10.41     10.22
UBS U.S. SMALL CAP GROWTH FUND CLASS B**     18.40        N/A        N/A      7.78
UBS U.S. SMALL CAP GROWTH FUND CLASS C**     22.43        N/A        N/A      8.09
RUSSELL 2000 GROWTH INDEX                    31.55      -0.22      -0.45      0.37

* INCEPTION DATE OF UBS U.S. SMALL CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 9/30/97.
**   RETURNS INCLUDE SALES CHARGES.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
THE FUND INVESTS IN IPOs WHICH MAY HAVE A MAGNIFIED IMPACT ON PERFORMANCE.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Small Cap Growth Fund Class Y shares and the Russell 2000 Growth Index, if you had invested $10,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. SMALL CAP GROWTH FUND CLASS Y VS. RUSSELL 2000 GROWTH INDEX

Wealth Value With Dividends

                    UBS U.S. SMALL CAP GROWTH FUND CLASS Y       RUSSELL 2000 GROWTH INDEX
   9/30/97                                        $ 10,000                        $ 10,000
  10/30/97                                        $  9,540                        $  9,399
  11/30/97                                        $  9,370                        $  9,175
  12/30/97                                        $  9,440                        $  9,180
   1/30/98                                        $  9,330                        $  9,058
   2/28/98                                        $ 10,080                        $  9,858
   3/30/98                                        $ 10,500                        $ 10,271
   4/30/98                                        $ 10,470                        $ 10,334
   5/30/98                                        $  9,910                        $  9,583
   6/30/98                                        $  9,710                        $  9,681
   7/30/98                                        $  8,880                        $  8,873
   8/30/98                                        $  7,000                        $  6,825
   9/30/98                                        $  7,395                        $  7,517
  10/30/98                                        $  7,885                        $  7,909
  11/30/98                                        $  8,075                        $  8,522
  12/30/98                                        $  8,806                        $  9,293
   1/30/99                                        $  8,816                        $  9,711
   2/28/99                                        $  8,075                        $  8,823
   3/30/99                                        $  8,255                        $  9,137
   4/30/99                                        $  8,235                        $  9,944
   5/30/99                                        $  8,595                        $  9,960
   6/30/99                                        $  9,186                        $ 10,484
   7/30/99                                        $  9,266                        $ 10,160
   8/30/99                                        $  9,066                        $  9,780
   9/30/99                                        $  9,386                        $  9,969
  10/30/99                                        $  9,746                        $ 10,224
  11/30/99                                        $ 11,277                        $ 11,305
  12/30/99                                        $ 12,478                        $ 13,298
 1/30/2000                                        $ 12,128                        $ 13,174
 2/29/2000                                        $ 14,059                        $ 16,239
 3/30/2000                                        $ 15,270                        $ 14,532
 4/30/2000                                        $ 14,729                        $ 13,065
 5/30/2000                                        $ 13,779                        $ 11,921
 6/30/2000                                        $ 16,280                        $ 13,461
 7/30/2000                                        $ 15,440                        $ 12,307
 8/30/2000                                        $ 17,571                        $ 13,602
 9/30/2000                                        $ 17,251                        $ 12,926
10/30/2000                                        $ 16,711                        $ 11,877
11/30/2000                                        $ 13,799                        $  9,721
12/30/2000                                        $ 15,279                        $ 10,315
 1/31/2001                                        $ 15,634                        $ 11,150
 2/28/2001                                        $ 13,784                        $  9,622
 3/31/2001                                        $ 12,497                        $  8,747
 4/30/2001                                        $ 14,164                        $  9,818
 5/31/2001                                        $ 14,213                        $ 10,045
 6/30/2001                                        $ 14,531                        $ 10,319
 7/31/2001                                        $ 13,784                        $  9,439
 8/31/2001                                        $ 13,110                        $  8,849
 9/30/2001                                        $ 11,517                        $  7,422
10/31/2001                                        $ 12,191                        $  8,136
11/30/2001                                        $ 13,036                        $  8,815
12/31/2001                                        $ 13,716                        $  9,363
 1/31/2002                                        $ 13,461                        $  9,030
 2/28/2002                                        $ 13,078                        $  8,446
 3/31/2002                                        $ 14,125                        $  9,180
 4/30/2002                                        $ 13,933                        $  8,981
 5/31/2002                                        $ 13,334                        $  8,456
 6/30/2002                                        $ 12,657                        $  7,739
 7/31/2002                                        $ 11,496                        $  6,550
 8/31/2002                                        $ 11,496                        $  6,546
 9/30/2002                                        $ 10,807                        $  6,074
10/31/2002                                        $ 11,509                        $  6,381
11/30/2002                                        $ 11,968                        $  7,013
12/31/2002                                        $ 11,190                        $  6,529
 1/31/2003                                        $ 10,858                        $  6,352
 2/28/2003                                        $ 10,680                        $  6,182
 3/31/2003                                        $ 10,718                        $  6,276
 4/30/2003                                        $ 11,598                        $  6,869
 5/31/2003                                        $ 12,542                        $  7,643
 6/30/2003                                        $ 12,951                        $  7,791
 7/31/2003                                        $ 13,895                        $  8,380
 8/31/2003                                        $ 14,826                        $  8,830
 9/30/2003                                        $ 14,520                        $  8,606
10/31/2003                                        $ 15,720                        $  9,350
11/30/2003                                        $ 16,281                        $  9,655
12/31/2003                                        $ 16,198                        $  9,698
 1/31/2004                                        $ 16,697                        $ 10,207
 2/29/2004                                        $ 16,505                        $ 10,191
 3/31/2004                                        $ 16,211                        $ 10,239
 4/30/2004                                        $ 15,353                        $  9,725
 5/31/2004                                        $ 15,405                        $  9,919
 6/30/2004                                        $ 16,160                        $ 10,249

9/30/97 = $  10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004

                                                  PERCENTAGE OF
                                                    NET ASSETS
---------------------------------------------------------------
Cognizant Technology Solutions Corp., Class A           2.7%
Pediatrix Medical Group, Inc.                           2.6
VCA Antech, Inc.                                        2.4
Quicksilver Resources, Inc.                             2.3
Chico's FAS, Inc.                                       2.3
Inamed Corp.                                            2.0
Investors Financial Services Corp.                      2.0
UCBH Holdings, Inc.                                     2.0
Patina Oil & Gas Corp.                                  1.8
Cognex Corp.                                            1.8
---------------------------------------------------------------
Total                                                  21.9%

              UBS U.S. SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                        SHARES             VALUE
                                                                    ---------------   -----------------
U.S. EQUITIES -- 96.23%
AEROSPACE & DEFENSE -- 1.68%
Engineered Support Systems, Inc.                                             53,575   $       3,134,673
                                                                                      -----------------
AIR FREIGHT & LOGISTICS -- 0.85%
UTI Worldwide, Inc.                                                          30,000           1,580,700
                                                                                      -----------------
AIRLINES -- 0.44%
Pinnacle Airlines Corp. (b)                                                  72,700             821,510
                                                                                      -----------------
AUTO COMPONENTS -- 1.29%
American Axle & Manufacturing
  Holdings, Inc.                                                             66,200           2,407,032
                                                                                      -----------------
BEVERAGES -- 2.46%
Constellation Brands, Inc., Class A (b)                                      56,700           2,105,271
Cott Corp. (b)                                                               76,900           2,491,560
                                                                                      -----------------
                                                                                              4,596,831
                                                                                      -----------------
BIOTECHNOLOGY -- 4.44%
Affymetrix, Inc. (b)                                                         27,200             890,256
Amylin Pharmaceuticals, Inc. (b)                                             36,400             829,920
Corgentech, Inc. (b)                                                         38,200             615,784
Incyte Corp. (b)                                                            125,100             955,764
Isis Pharmaceuticals, Inc. (b)                                              100,500             576,870
Neurocrine Biosciences, Inc. (b)                                             36,700           1,902,895
NPS Pharmaceuticals, Inc. (b)                                                49,400           1,037,400
Telik, Inc. (b)                                                              61,300           1,463,231
                                                                                      -----------------
                                                                                              8,272,120
                                                                                      -----------------
COMMERCIAL BANKS -- 1.97%
UCBH Holdings, Inc.                                                          93,100           3,679,312
                                                                                      -----------------
COMMERCIAL SERVICES & SUPPLIES -- 1.63%
Korn/Ferry International (b)                                                 44,000             852,280
Labor Ready, Inc. (b)                                                        56,400             874,200
Tetra Tech, Inc. (b)                                                         80,500           1,313,760
                                                                                      -----------------
                                                                                              3,040,240
                                                                                      -----------------
COMMUNICATIONS EQUIPMENT -- 1.94%
Atheros Communications, Inc. (b)                                              8,300              87,482
Avocent Corp. (b)                                                            38,700           1,421,838
C-COR.net Corp. (b)                                                          62,400             642,096
Foundry Networks, Inc. (b)                                                  104,100           1,464,687
                                                                                      -----------------
                                                                                              3,616,103
                                                                                      -----------------
COMPUTERS & PERIPHERALS -- 0.97%
Advanced Digital Info Corp. (b)                                              36,100             350,170
Dot Hill Systems Corp. (b)                                                  130,900           1,467,389
                                                                                      -----------------
                                                                                              1,817,559
                                                                                      -----------------
CONSTRUCTION & ENGINEERING -- 2.36%
Dycom Industries, Inc. (b)                                                   99,900           2,797,200
EMCOR Group, Inc. (b)                                                        36,400           1,600,872
                                                                                      -----------------
                                                                                              4,398,072
                                                                                      -----------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.09%
Benchmark Electronics, Inc.                                                 103,000           2,997,300
Cognex Corp.                                                                 88,300           3,397,784
Radisys Corp. (b)                                                            74,500           1,383,465
TTM Technologies, Inc. (b)                                                  144,600           1,713,510
                                                                                      -----------------
                                                                                              9,492,059
                                                                                      -----------------
ENERGY EQUIPMENT & SERVICES -- 2.28%
Patterson-UTI Energy, Inc.                                                   46,200   $       1,543,542
Tetra Technologies, Inc. (b)                                                101,050           2,713,193
                                                                                      -----------------
                                                                                              4,256,735
                                                                                      -----------------
FINANCE -- 2.00%
Investors Financial Services Corp.                                           85,400           3,721,732
                                                                                      -----------------
FOOD & STAPLES RETAILING -- 0.71%
Performance Food Group Co. (b)                                               49,600           1,316,384
                                                                                      -----------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.28%
Advanced Neuromodulation Systems, Inc. (b)                                   49,400           1,620,320
Arthrocare Corp. (b)                                                         97,400           2,832,392
Fisher Scientific International, Inc. (b)                                    35,800           2,067,450
Inamed Corp. (b)                                                             60,500           3,802,425
Kinetic Concepts, Inc. (b)                                                    9,800             489,020
ResMed, Inc. (b)                                                             17,500             891,800
                                                                                      -----------------
                                                                                             11,703,407
                                                                                      -----------------
HEALTH CARE PROVIDERS & SERVICES -- 10.13%
Inveresk Research Group, Inc. (b)                                            47,500           1,464,900
Odyssey HealthCare, Inc. (b)                                                110,975           2,088,549
Patterson Dental Co.                                                         43,300           3,312,017
Pediatrix Medical Group, Inc. (b)                                            69,400           4,847,590
Select Medical Corp.                                                          5,200              69,784
United Surgical Partners International, Inc. (b)                             60,000           2,368,200
VCA Antech, Inc. (b)                                                         99,200           4,446,144
WellCare Health Plans, Inc.                                                  17,900             304,300
                                                                                      -----------------
                                                                                             18,901,484
                                                                                      -----------------
HOUSEHOLD DURABLES 1.71%
Hovnanian Enterprises, Inc. (b)                                              47,100           1,634,841
NVR, Inc. (b)                                                                 3,200           1,549,440
                                                                                      -----------------
                                                                                              3,184,281
                                                                                      -----------------
INSURANCE -- 1.09%
Hilb, Rogal & Hamilton Co.                                                   25,900             924,112
RLI Corp.                                                                    30,600           1,116,900
                                                                                      -----------------
                                                                                              2,041,012
                                                                                      -----------------
INTERNET SOFTWARE & SERVICES -- 1.64%
Digital River, Inc. (b)                                                      93,600           3,054,168
                                                                                      -----------------
IT SERVICES -- 4.42%
CACI International, Inc., Class A (b)                                        79,500           3,214,980
Cognizant Technology Solutions Corp.,
  Class A (b)                                                               197,800           5,026,098
                                                                                      -----------------
                                                                                              8,241,078
                                                                                      -----------------
MACHINERY -- 1.69%
ESCO Technologies, Inc. (b)                                                  36,400           1,942,304
JLG Industries, Inc.                                                         86,600           1,202,874
                                                                                      -----------------
                                                                                              3,145,178
                                                                                      -----------------
MEDIA -- 1.27%
Cumulus Media, Inc., Class A (b)                                            106,200           1,785,222
Salem Communications Corp., Class A (b)                                      21,300             577,869
                                                                                      -----------------
                                                                                              2,363,091
                                                                                      -----------------
METALS & MINING -- 1.49%
Steel Dynamics, Inc. (b)                                                     97,200           2,782,836
                                                                                      -----------------

                                                                        SHARES             VALUE
                                                                    ---------------   -----------------
OIL & GAS -- 4.14%
Patina Oil & Gas Corp.                                                      113,800   $       3,399,206
Quicksilver Resources, Inc. (b)                                              64,500           4,326,015
                                                                                      -----------------
                                                                                              7,725,221
                                                                                      -----------------
PHARMACEUTICALS -- 3.28%
First Horizon Pharmaceutical Corp. (b)                                      112,200           2,120,580
Medicines Co. (b)                                                            49,100           1,498,041
Penwest Pharmaceuticals Co. (b)                                              73,600             942,816
Taro Pharmaceutical Industries (b)                                           35,800           1,557,300
                                                                                      -----------------
                                                                                              6,118,737
                                                                                      -----------------
REAL ESTATE -- 3.64%
American Financial Realty (REIT)                                             80,400           1,148,916
Government Properties Trust, Inc. (REIT)                                     27,800             290,510
Highland Hospitality Corp. (REIT)                                            74,600             749,730
Mills Corp. (REIT)                                                           46,300           2,162,210
Ventas, Inc. (REIT)                                                         104,600           2,442,410
                                                                                      -----------------
                                                                                              6,793,776
                                                                                      -----------------
RESTAURANTS -- 3.32%
CKE Restaurants, Inc. (b)                                                   148,300           1,976,839
Panera Bread Co., Class A (b)                                                46,900           1,682,772
Ruby Tuesday, Inc.                                                           92,500           2,539,125
                                                                                      -----------------
                                                                                              6,198,736
                                                                                      -----------------
ROAD & RAIL -- 1.01%
Landstar System, Inc. (b)                                                    35,700           1,887,459
                                                                                      -----------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 5.75%
Artisan Components, Inc. (b)                                                 54,600           1,408,680
August Technology Corp. (b)                                                  66,600             835,164
Cree, Inc. (b)                                                               41,100             956,808
Exar Corp. (b)                                                               90,000           1,319,400
Microsemi Corp. (b)                                                         170,500           2,422,805
Power Integrations, Inc. (b)                                                 70,200           1,747,980
Rudolph Technologies, Inc. (b)                                               56,400           1,025,916
SiRF Technology Holdings, Inc. (b)                                           11,400             148,998
Standard Micosystems Corp. (b)                                               36,400             848,848
                                                                                      -----------------
                                                                                             10,714,599
                                                                                      -----------------
SOFTWARE -- 6.50%
Blackboard, Inc. (b)                                                         13,700   $         274,685
Factset Research Systems, Inc.                                               32,400           1,531,548
Fair Isaac Corp.                                                             91,550           3,055,939
Magma Design Automation, Inc. (b)                                           103,100           1,982,613
RSA Security, Inc. (b)                                                      106,600           2,182,102
Secure Computing Corp. (b)                                                  104,300           1,215,095
THQ, Inc. (b)                                                                61,950           1,418,655
Verisity Ltd. (b)                                                            77,300             463,800
                                                                                      -----------------
                                                                                             12,124,437
                                                                                      -----------------
SPECIALTY RETAIL -- 7.61%
Aeropostale, Inc. (b)                                                       116,700           3,140,397
Cabela's, Inc. (b)                                                            9,200             247,940
Chico's FAS, Inc. (b)                                                        95,500           4,312,780
Electronics Boutique Holdings Corp. (b)                                      61,500           1,619,910
Guitar Center, Inc. (b)                                                      49,000           2,179,030
Petco Animal Supplies, Inc. (b)                                              84,000           2,705,640
                                                                                      -----------------
                                                                                             14,205,697
                                                                                      -----------------
THRIFTS & MORTGAGE FINANCE -- 1.15%
BankUnited Financial Corp., Class A (b)                                      56,000           1,444,800
Harbor Florida Bancshares, Inc.                                              25,200             693,252
                                                                                      -----------------
                                                                                              2,138,052
                                                                                      -----------------
Total U.S. Equities (Cost $161,566,763)                                                     179,474,311
                                                                                      -----------------
INVESTMENT COMPANY -- 2.37%
iShares Russell 2000 Index Fund
  (Cost $4,325,711)                                                          37,400           4,412,826
                                                                                      -----------------
SHORT-TERM INVESTMENT -- 2.46%
UBS Supplementary Trust
  U.S. Cash Management Prime
  Fund, yield of 1.05%
  (Cost $4,595,089)                                                       4,595,089           4,595,089
                                                                                      -----------------
Total Investments
  (Cost $170,487,563) -- 101.06% (a)                                                        188,482,226

Liabilities, in excess of cash and
  other assets -- (1.06%)                                                                    (1,979,687)
                                                                                      -----------------
Net Assets -- 100%                                                                    $     186,502,539
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $171,440,614; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                          $      27,282,626
               Gross unrealized depreciation                                                (10,241,014)
                                                                                      -----------------
                 Net unrealized appreciation                                          $      17,041,612
                                                                                      =================

(b)  Non-income producing security.

%    Represents a percentage of net assets.

REIT  Real Estate Investment Trust

                 See accompanying notes to financial statements

UBS U.S. BOND FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS U.S. Bond Fund returned 0.40%, outperforming the 0.32% return of the Fund's benchmark, the Lehman U.S. Aggregate Bond Index (the "Index"). Since inception on August 31, 1995 through period end, the Fund returned 6.58% on an annualized basis, underperforming the 6.84% annualized return of the Index. (Returns for all share classes over various time periods are shown on page 54; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

During the period, active duration and yield curve management, combined with good security selection, drove the Fund to outperform the Index.

ACTIVE MANAGEMENT WAS KEY AMID CHANGING MARKET CONDITIONS
Throughout much of the fiscal year, the US bond market demonstrated great resilience. During the first eight months of the period, yields were volatile before falling to levels not seen since the summer of 2003. This rally came to an abrupt halt, however, when rising employment figures confirmed that the economic recovery appeared to be sustainable. Increasing fears over rising inflation, anticipated interest rate hikes, and speculation that the Bank of Japan might slow its purchase of US Treasuries together resulted in a quick rise in yields and a significant decline in bond prices during the second quarter of 2004.

During the period, research and analysis conducted by the sector specialists and fixed income strategists who make up the Fund's portfolio management team indicated that the economic recovery was stronger than was generally perceived by the market. Acting on this insight, we actively managed the Fund's duration (duration is a measure of a portfolio's sensitivity to interest rates), reducing it below that of the Index. This decision contributed to the Fund's relative return over the period.

The Fund also benefited from a "barbell" strategy that we adopted in 2003. (Barbell strategies overweight securities at both ends of the maturity spectrum.) When we last reported to you, we explained that we were anticipating a scenario in which we believed that the then-steep yield curve would likely return to a more normal shape. Our expectation was that interest rates would rise, causing yields on shorter and intermediate maturities to move higher and at a faster rate than longer-dated maturities, resulting in a flatter yield curve. This was exactly what we saw starting in April 2004, when the yield on the two-year US Treasury bond rose 111 basis points (or bps; a basis point is 1/100th of a percentage point), and the yield on the 30-year bond rose 52 bps.

While the Fund was underweight corporate bonds in general, our exposure to BBB-rated corporate bonds was greater than that of the Index. This allocation delivered strong performance, boosting the Fund's relative returns during the fiscal year. In particular, we held overweights to Ford and GM, which, through our bottom-up, fundamental investment process, we identified as being priced below what we perceived were their intrinsic, or true, values. Both issuers are benefiting from a stronger economy, diversified revenue base and stronger margins from their main operations and subsidiaries.

On a sector level, the Fund's relative performance was aided by our overweight in asset-backed bonds and commercial mortgage-backed securities (CMBS). Our valuation assessments, combined with our bottom-up research, determined that both of these sectors offered attractive spreads and fundamentals, plus expectations that they had the potential to remain less volatile than many high-quality corporate bonds. The CMBS we held had longer durations than the Index, and were high quality issues diversified by property type, geographic location and loan sizes. Alternately, we strategically reduced our exposure to residential mortgage-backed securities during the period, as our research indicated that these securities were expensive given market conditions.

LOOKING AHEAD
By period end, we moved our duration strategy back to neutral. We believe the Federal Reserve will continue with a measured rate increase, which we believe has already been largely priced into the market. We will continue to seek investment opportunities related to duration management. In the current environment, we favor asset-backed and commercial mortgage-backed securities over more expensively valued corporate bonds.

As always, we believe that our bottom-up fundamental process, whereby we seek to identify price to intrinsic value opportunities, and our adherence to our institutional-quality investment discipline to help manage risk and provide broad portfolio diversification across sectors, issuers and maturities, will continue to add value within the Fund's portfolio.

UBS U.S. BOND FUND (UNAUDITED)

TOTAL RETURN

                                           1 YEAR     3 YEARS    5 YEARS  INCEPTION*
                                            ENDED      ENDED      ENDED      TO
                                           6/30/04    6/30/04    6/30/04   6/30/04
------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS A                    0.18%      5.84%      6.25%     6.33%
UBS U.S. BOND FUND CLASS B                   -0.55        N/A        N/A      3.12
UBS U.S. BOND FUND CLASS C                   -0.37        N/A        N/A      3.32
UBS U.S. BOND FUND CLASS Y                    0.40       6.06       6.53      6.58
UBS U.S. BOND FUND CLASS A**                 -4.35       4.22       5.27      5.63
UBS U.S. BOND FUND CLASS B**                 -5.36        N/A        N/A      2.05
UBS U.S. BOND FUND CLASS C**                 -1.09        N/A        N/A      3.32
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX     0.32       6.36       6.95      6.84

* INCEPTION DATE OF UBS U.S. BOND FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/06/01 AND 11/08/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS, 8/31/95.
**   RETURNS INCLUDE SALES CHARGES.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Bond Fund Class Y shares and the Lehman Brothers U.S. Aggregate Bond Index, if you had invested $10,000 on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. BOND FUND CLASS Y VS. LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

Wealth Value With Dividends

                  UBS U.S. BOND FUND CLASS Y            LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
   8/31/95                          $ 10,000                                             $ 10,000
   9/30/95                          $ 10,090                                             $ 10,097
  10/31/95                          $ 10,240                                             $ 10,228
  11/30/95                          $ 10,400                                             $ 10,382
  12/31/95                          $ 10,549                                             $ 10,527
   1/31/96                          $ 10,611                                             $ 10,597
   2/29/96                          $ 10,386                                             $ 10,412
   3/31/96                          $ 10,314                                             $ 10,339
   4/30/96                          $ 10,232                                             $ 10,281
   5/31/96                          $ 10,201                                             $ 10,261
   6/30/96                          $ 10,360                                             $ 10,398
   7/31/96                          $ 10,391                                             $ 10,426
   8/31/96                          $ 10,329                                             $ 10,409
   9/30/96                          $ 10,548                                             $ 10,590
  10/31/96                          $ 10,819                                             $ 10,825
  11/30/96                          $ 11,090                                             $ 11,010
  12/31/96                          $ 10,922                                             $ 10,908
   1/31/97                          $ 10,943                                             $ 10,941
   2/28/97                          $ 10,965                                             $ 10,969
   3/31/97                          $ 10,813                                             $ 10,847
   4/30/97                          $ 10,987                                             $ 11,010
   5/31/97                          $ 11,095                                             $ 11,114
   6/30/97                          $ 11,236                                             $ 11,247
   7/31/97                          $ 11,587                                             $ 11,550
   8/31/97                          $ 11,488                                             $ 11,452
   9/30/97                          $ 11,642                                             $ 11,621
  10/31/97                          $ 11,806                                             $ 11,790
  11/30/97                          $ 11,839                                             $ 11,844
  12/31/97                          $ 11,975                                             $ 11,964
   1/31/98                          $ 12,113                                             $ 12,117
   2/28/98                          $ 12,113                                             $ 12,107
   3/31/98                          $ 12,148                                             $ 12,148
   4/30/98                          $ 12,206                                             $ 12,212
   5/31/98                          $ 12,322                                             $ 12,328
   6/30/98                          $ 12,426                                             $ 12,432
   7/31/98                          $ 12,438                                             $ 12,459
   8/31/98                          $ 12,649                                             $ 12,662
   9/30/98                          $ 12,872                                             $ 12,958
  10/31/98                          $ 12,825                                             $ 12,889
  11/30/98                          $ 12,919                                             $ 12,963
  12/31/98                          $ 12,977                                             $ 13,002
   1/31/99                          $ 13,087                                             $ 13,094
   2/28/99                          $ 12,867                                             $ 12,865
   3/31/99                          $ 12,952                                             $ 12,935
   4/30/99                          $ 12,989                                             $ 12,977
   5/31/99                          $ 12,855                                             $ 12,863
   6/30/99                          $ 12,795                                             $ 12,822
   7/31/99                          $ 12,733                                             $ 12,768
   8/31/99                          $ 12,696                                             $ 12,761
   9/30/99                          $ 12,858                                             $ 12,909
  10/31/99                          $ 12,870                                             $ 12,957
  11/30/99                          $ 12,895                                             $ 12,956
  12/31/99                          $ 12,842                                             $ 12,894
 1/31/2000                          $ 12,789                                             $ 12,851
 2/29/2000                          $ 12,934                                             $ 13,007
 3/31/2000                          $ 13,092                                             $ 13,178
 4/30/2000                          $ 13,013                                             $ 13,140
 5/31/2000                          $ 12,960                                             $ 13,133
 6/30/2000                          $ 13,273                                             $ 13,407
 7/31/2000                          $ 13,380                                             $ 13,529
 8/31/2000                          $ 13,565                                             $ 13,725
 9/30/2000                          $ 13,658                                             $ 13,811
10/31/2000                          $ 13,711                                             $ 13,902
11/30/2000                          $ 13,977                                             $ 14,130
12/31/2000                          $ 14,231                                             $ 14,393
 1/31/2001                          $ 14,456                                             $ 14,628
 2/28/2001                          $ 14,597                                             $ 14,755
 3/31/2001                          $ 14,682                                             $ 14,829
 4/30/2001                          $ 14,569                                             $ 14,767
 5/31/2001                          $ 14,654                                             $ 14,855
 6/30/2001                          $ 14,715                                             $ 14,912
 7/31/2001                          $ 15,099                                             $ 15,246
 8/31/2001                          $ 15,256                                             $ 15,421
 9/30/2001                          $ 15,455                                             $ 15,600
10/31/2001                          $ 15,765                                             $ 15,926
11/30/2001                          $ 15,524                                             $ 15,706
12/31/2001                          $ 15,429                                             $ 15,606
 1/31/2002                          $ 15,558                                             $ 15,732
 2/28/2002                          $ 15,711                                             $ 15,885
 3/31/2002                          $ 15,420                                             $ 15,621
 4/30/2002                          $ 15,750                                             $ 15,924
 5/31/2002                          $ 15,882                                             $ 16,059
 6/30/2002                          $ 15,981                                             $ 16,199
 7/31/2002                          $ 16,111                                             $ 16,395
 8/31/2002                          $ 16,391                                             $ 16,672
 9/30/2002                          $ 16,601                                             $ 16,942
10/31/2002                          $ 16,531                                             $ 16,864
11/30/2002                          $ 16,547                                             $ 16,859
12/31/2002                          $ 16,866                                             $ 17,208
 1/31/2003                          $ 16,880                                             $ 17,224
 2/28/2003                          $ 17,084                                             $ 17,461
 3/31/2003                          $ 17,081                                             $ 17,447
 4/30/2003                          $ 17,237                                             $ 17,592
 5/31/2003                          $ 17,521                                             $ 17,919
 6/30/2003                          $ 17,487                                             $ 17,884
 7/31/2003                          $ 16,907                                             $ 17,283
 8/31/2003                          $ 17,038                                             $ 17,397
 9/30/2003                          $ 17,493                                             $ 17,858
10/31/2003                          $ 17,317                                             $ 17,691
11/30/2003                          $ 17,386                                             $ 17,734
12/31/2003                          $ 17,528                                             $ 17,914
 1/31/2004                          $ 17,675                                             $ 18,058
 2/29/2004                          $ 17,851                                             $ 18,254
 3/31/2004                          $ 17,979                                             $ 18,391
 4/30/2004                          $ 17,551                                             $ 17,912
 5/31/2004                          $ 17,472                                             $ 17,840
 6/30/2004                          $ 17,558                                             $ 17,941

8/31/95 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN US BOND HOLDINGS

AS OF JUNE 30, 2004

                                                   PERCENTAGE OF
                                                     NET ASSETS
----------------------------------------------------------------
U.S. Treasury Note
4.250%, due 08/15/13                                    5.0%
U.S. Treasury Note
5.375%, due 02/15/31                                    3.6
Federal National Mortgage Association
5.500%, due 01/01/18                                    3.3
U.S. Treasury Bond
6.250%, due 08/15/23                                    2.7
Federal National Mortgage Association
5.500%, due 03/15/11                                    2.3
U.S. Treasury Note
3.375%, due 12/15/08                                    2.2
U.S. Treasury Bond
6.250%, due 05/15/30                                    1.9
Federal National Mortgage Association
6.500%, due 05/01/28                                    1.7
Federal National Mortgage Association
2.625%, due 01/19/07                                    1.7
Federal National Mortgage Association
5.500%, due 03/01/33                                    1.4
----------------------------------------------------------------
Total                                                  25.8%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004

U.S. CORPORATE BONDS
  Aerospace & Defense                                  0.26%
  Automobiles                                          0.69
  Beverages                                            0.66
  Capital Markets                                      1.04
  Chemicals                                            0.50
  Commercial Banks                                     1.76
  Commercial Services & Supplies                       0.33
  Communications Equipment                             0.09
  Consumer Finance                                     2.39
  Diversified Financial Services                       2.04
  Diversified Telecommunication Services               0.68
  Electric Utilities                                   1.57
  Energy Equipment & Services                          0.24
  Food & Staples Retailing                             0.47
  Food Products                                        0.53
  Gas Utilities                                        0.09
  Hotels, Restaurants & Leisure                        0.14
  Household Durables                                   0.36
  Insurance                                            0.33
  IT Services                                          0.20
  Leisure Equipment & Products                         0.10
  Machinery                                            0.05
  Media                                                0.95
  Metals & Mining                                      0.09
  Multi-Utilities & Unregulated Power                  0.14
  Multiline Retail                                     0.29
  Oil & Gas                                            0.84
  Paper & Forest Products                              0.19%
  Personal Products                                    0.14
  Pharmaceuticals                                      0.22
  Real Estate                                          0.22
  Road & Rail                                          0.70
  Steel                                                0.20
  Telecommunications Services                          0.37
  Thrifts & Mortgage Finance                           0.64
  Tobacco                                              0.21
  Wireless Telecommunication Services                  0.13
                                                     ------
        Total U.S. Corporate Bonds                    19.85
Asset-Backed Securities                                6.88
Commercial Mortgage-Backed Securities                  9.88
Mortgage & Agency Debt Securities                     42.73
U.S. Government Obligations                           16.02
                                                     ------
        Total U.S. Bonds                              95.36
International Corporate Bonds                          1.71
Sovereign/Supranational Bonds                          0.63
                                                     ------
        Total International Bonds                      2.34
        Total Bonds                                   97.70
SHORT-TERM INVESTMENTS                                 1.97
                                                     ------
  TOTAL INVESTMENTS                                   99.67
CASH AND OTHER ASSETS,
  LESS LIABILITIES                                     0.33
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

              UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
BONDS -- 97.70%
U.S. BONDS -- 95.36%
U.S. CORPORATE BONDS -- 19.85%
Alcoa, Inc.
  6.000%, due 01/15/12                                              $       105,000   $         111,022
Allstate Corp. (The)
  7.200%, due 12/01/09                                                      100,000             114,018
Altria Group, Inc.
  7.750%, due 01/15/27                                                      110,000             112,471
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                                      125,000             131,221
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                                      280,000             340,369
AT&T Corp.
  8.000%, due 11/15/31                                                      175,000             170,820
AT&T Wireless Services, Inc.
  8.750%, due 03/01/31                                                      130,000             158,492
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                                       95,000             106,580
Avon Products, Inc.
  7.150%, due 11/15/09                                                      150,000             168,602
Bank of America Corp.
  7.400%, due 01/15/11                                                      440,000             498,660
Bank One Corp.
  7.875%, due 08/01/10                                                      345,000             399,046
Boeing Capital Corp.
  7.375%, due 09/27/10                                                      150,000             169,611
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                                      300,000             296,926
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                      110,000             114,619
Burlington Northern Santa Fe Corp.+
  7.082%, due 05/13/29                                                      200,000             217,099
Caterpillar, Inc.
  6.550%, due 05/01/11                                                       55,000              60,868
Cendant Corp.
  6.250%, due 01/15/08                                                      180,000             191,954
Centex Corp.
  9.750%, due 06/15/05                                                      320,000             339,078
Citigroup, Inc.
  7.250%, due 10/01/10                                                      570,000             641,937
Citizens Communications Co.
  9.250%, due 05/15/11                                                      290,000             303,105
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                      425,000             458,610
Commonwealth Edison Co.
  6.150%, due 03/15/12                                                       65,000              69,432
Computer Sciences Corp.
  3.500%, due 04/15/08                                                      165,000             161,835
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                                      100,000             109,570
ConocoPhillips
  8.500%, due 05/25/05                                                      190,000             199,757
  8.750%, due 05/25/10                                                      150,000             181,296
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                                      300,000             343,234
Coors Brewing Co.
  6.375%, due 05/15/12                                                      135,000             144,613
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                              $       205,000   $         197,200
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09                                                      105,000             102,397
  6.500%, due 01/15/12                                                      180,000             193,426
DaimlerChrysler N.A. Holding Corp.+
  4.050%, due 06/04/08                                                      530,000             519,678
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                      105,000             114,309
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                      235,000             246,865
Dow Chemical Co. (The)
  6.125%, due 02/01/11                                                      275,000             290,937
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                                      155,000             176,648
Eastman Kodak Co.
  3.625%, due 05/15/08                                                      130,000             122,988
EOP Operating LP
  7.250%, due 06/15/28                                                      165,000             170,921
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                      200,000             232,572
Federated Department Stores, Inc.
  6.625%, due 04/01/11                                                      100,000             108,397
First Data Corp.
  5.625%, due 11/01/11                                                       85,000              88,689
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                      105,000             108,860
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                                      110,000             124,037
Ford Motor Co.
  7.450%, due 07/16/31                                                      175,000             166,813
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                      745,000             752,002
  7.375%, due 02/01/11                                                      165,000             174,037
GATX Financial Corp.
  6.875%, due 11/01/04                                                      115,000             116,917
General Electric Capital Corp.
  6.000%, due 06/15/12                                                    1,145,000           1,208,305
  6.750%, due 03/15/32                                                      140,000             150,502
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                                      225,000             230,692
  8.000%, due 11/01/31                                                      240,000             245,901
General Motors Corp.
  8.375%, due 07/15/33                                                      165,000             174,651
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                      500,000             548,885
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                      155,000             169,795
Hertz Corp.
  7.625%, due 08/15/07                                                      165,000             176,838
Household Finance Corp.
  6.750%, due 05/15/11                                                      295,000             322,377
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                      220,000             215,807
International Lease Finance Corp.
  3.500%, due 04/01/09                                                      185,000             175,915
International Paper Co.
  6.750%, due 09/01/11                                                      130,000             140,902

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
JPMorgan Chase & Co.
  6.750%, due 02/01/11                                              $       225,000   $         245,229
John Deere Capital Corp.
  7.000%, due 03/15/12                                                      145,000             162,271
Kerr-McGee Corp.
  5.375%, due 04/15/05                                                      250,000             255,172
Kohl's Corp.
  6.300%, due 03/01/11                                                      100,000             107,604
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                      320,000             325,534
Kroger Co.
  7.500%, due 04/01/31                                                      105,000             116,212
Lincoln National Corp.
  6.200%, due 12/15/11                                                       80,000              84,904
Lockheed Martin Corp.
  8.500%, due 12/01/29                                                      100,000             125,436
Marathon Oil Corp.
  6.125%, due 03/15/12                                                      120,000             126,614
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                       90,000              96,544
MBNA Capital, Series B+
  1.979%, due 02/01/27                                                      205,000             192,902
McKesson Corp., Inc.
  7.750%, due 02/01/12                                                       95,000             108,188
MidAmerican Energy Co.
  5.125%, due 01/15/13                                                       45,000              44,717
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                      225,000             225,785
Morgan Stanley
  6.750%, due 04/15/11                                                      680,000             745,191
Motorola, Inc.
  7.625%, due 11/15/10                                                      105,000             118,215
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                      120,000             113,910
News America Holdings, Inc.
  7.125%, due 04/08/28                                                       65,000              69,118
Pepsi Bottling Holdings, Inc., 144A
  5.625%, due 02/17/09                                                      110,000             116,224
PP&L Capital Funding, Inc.
  7.750%, due 04/15/05                                                      105,000             108,823
PPL Capital Funding Trust I, 144A+
  4.330%, due 03/01/09                                                      125,000             121,000
Praxair, Inc.
  6.375%, due 04/01/12                                                       55,000              59,810
Progress Energy, Inc.
  7.000%, due 10/30/31                                                      145,000             149,217
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                      360,000             318,600
Rohm & Haas Co.
  7.850%, due 07/15/29                                                       50,000              59,983
Safeway, Inc.
  6.500%, due 03/01/11                                                      155,000             164,232
SBC Communications, Inc.
  5.875%, due 02/01/12                                                      145,000             149,254
Sempra Energy Corp.
  7.950%, due 03/01/10                                                      100,000             114,939
SLM Corp.
  5.625%, due 04/10/07                                                      250,000             262,716
Southern California Edison Co.
  8.000%, due 02/15/07                                              $       275,000   $         303,782
Southern Power Co., Series B
  6.250%, due 07/15/12                                                      175,000             183,802
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                                       45,000              45,831
Sprint Capital Corp.
  8.375%, due 03/15/12                                                       95,000             109,186
Target Corp.
  7.000%, due 07/15/31                                                      135,000             150,780
Time Warner, Inc.
  7.625%, due 04/15/31                                                      335,000             362,517
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11                                                      275,000             300,073
Travelers Property Casualty Corp.
  5.000%, due 03/15/13                                                      125,000             121,077
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                      240,000             259,262
Unilever Capital Corp.
  7.125%, due 11/01/10                                                      200,000             226,257
Union Pacific Corp.
  6.700%, due 12/01/06                                                      235,000             252,204
United Technologies Corp.
  6.100%, due 05/15/12                                                      185,000             198,135
UST, Inc.
  6.625%, due 07/15/12                                                      135,000             146,200
Valero Energy Corp.
  7.500%, due 04/15/32                                                      150,000             166,856
Verizon New England, Inc.
  6.500%, due 09/15/11                                                      175,000             186,469
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                                       70,000              73,680
Viacom, Inc.
  6.625%, due 05/15/11                                                      120,000             130,558
Wachovia Bank N.A.
  7.800%, due 08/18/10                                                      345,000             398,671
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                                      275,000             306,643
Walt Disney Co. (The)
  6.375%, due 03/01/12                                                      150,000             160,956
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                      575,000             601,523
Waste Management, Inc.
  7.375%, due 08/01/10                                                      100,000             112,353
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11                                                      480,000             523,342
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                       90,000              97,868
Wyeth
  5.250%, due 03/15/13                                                      170,000             164,069
Xcel Energy, Inc.
  7.000%, due 12/01/10                                                      100,000             110,618
Westdeutsche Landesbank
  6.750% due 6/15/05                                                        130,000             135,393
                                                                                      -----------------
                                                                                             24,799,557
                                                                                      -----------------
ASSET-BACKED SECURITIES -- 6.88%
Americredit Automobile Receivables Trust,
  01-B, Class A4+
  5.370%, due 06/12/08                                                      749,041             764,288

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Americredit Automobile Receivables Trust,
  03-AM, Class A2B+
  1.630%, due 10/06/06                                              $       144,047   $         144,065
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  1.629%, due 01/15/09                                                      970,000             974,443
Centerpoint Energy Transition,
  01-1, Class A4+
  5.630%, due 09/15/15                                                      310,000             323,323
Conseco Finance Securitizations Corp.,
  00-1, Class A4+
  7.620%, due 05/01/31                                                    1,443,948           1,469,263
Conseco Finance Securitizations Corp.,
  00-2, Class A4+
  8.480%, due 12/01/30                                                      500,000             515,025
Conseco Finance Securitizations Corp.,
  00-5, Class A4+
  7.470%, due 02/01/32                                                      539,689             559,594
Conseco Finance Securitizations Corp.,
  00-B, Class AF4+
  7.870%, due 02/15/31                                                        4,778               4,817
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  1.720%, due 12/25/32                                                      216,946             217,817
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  1.640%, due 06/25/33                                                      492,441             493,318
Greentree Financial Corp., 94-5, Class A5
  8.300%, due 11/15/19                                                      219,353             235,170
Greentree Financial Corp., 99-3, Class A5
  6.160%, due 02/01/31                                                      729,016             745,600
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  2.139%, due 03/15/11                                                      190,000             190,247
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  3.089%, due 03/15/11                                                      220,000             220,176
RAFC Asset-Backed Trust, 01-1, Class A3
  5.115%, due 01/25/15                                                      490,111             498,280
Sears Credit Account Master Trust
  01-1, Class A+
  1.419%, due 02/15/10                                                      970,000             969,338
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A+
  3.356%, due 01/25/31                                                      293,234             267,702
                                                                                      -----------------
                                                                                              8,592,466
                                                                                      -----------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 9.88%
Bear Stearns Commercial Mortgage Securities,
  00-WF1, Class A2+
  7.780%, due 02/15/32                                                    1,215,000           1,384,611
Bear Stearns Commercial Mortgage Securities,
  00-WF2, Class A2+
  7.320%, due 10/15/32                                                      200,000             225,317
Commercial Mortgage Trust,
  01-FL5A, Class E, 144A+
  2.739%, due 11/15/13                                                      205,000             205,582
Commercial Mortgage Trust,
  01-FL5A, Class F, 144A+
  2.197%, due 11/15/13                                                      240,000             240,424
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B+
  6.460%, due 03/10/32                                              $       220,000   $         237,542
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B+
  7.340%, due 10/10/32                                                      200,000             225,057
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B+
  7.180%, due 08/10/10                                                      850,000             949,555
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                                                      481,262             511,897
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2
  6.550%, due 04/16/29                                                      230,248             232,297
Greenwich Capital Commercial Funding Corp.,
  03-FL1, Class A, 144A+
  1.681%, due 07/05/18                                                      399,785             399,843
GS Mortgage Securities Corp., II,
  96-PL, Class A2+
  7.410%, due 02/15/27                                                       28,299              28,461
Heller Financial Commercial Mortgage Assets,
  99-PH1, Class A1
  6.500%, due 05/15/31                                                      653,933             689,723
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A+
  6.980%, due 08/03/15                                                      273,695             292,434
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A+
  7.730%, due 08/03/15                                                      360,000             403,294
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A+
  7.970%, due 08/03/15                                                      220,000             245,258
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A+
  8.070%, due 08/03/15                                                      220,000             241,292
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                      318,022             331,454
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1+
  6.410%, due 06/15/31                                                      425,785             444,590
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                      325,000             363,970
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3+
  6.960%, due 11/21/28                                                      319,320             337,740
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2+
  6.540%, due 12/10/29                                                      265,000             283,374
Morgan Stanley Dean Witter Capital I,
  96-WF1, Class A3, 144A+
  7.684%, due 11/15/28                                                      292,072             302,105
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1+
  6.960%, due 10/15/33                                                      239,894             258,328

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Nomura Asset Securities Corp.,
  95-MD3, Class A1B+
  8.150%, due 04/04/27                                              $       255,484   $         262,162
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2+
  7.610%, due 02/15/10                                                    1,000,000           1,132,279
Prudential Mortgage Capital Funding, LLC,
  00-ROCK, Class A2+
  6.605%, due 05/10/34                                                      115,000             125,261
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2+
  7.520%, due 12/18/09                                                    1,250,000           1,411,497
Starwood Asset Receivables Trust,
  03-1A, Class A1, 144A+
  1.570%, due 08/28/22                                                      274,169             274,169
Strategic Hotel Capital, Inc.,
  03-1, Class D, 144A+
  2.389%, due 02/15/13                                                      310,000             308,802
                                                                                      -----------------
                                                                                             12,348,318
                                                                                      -----------------
MORTGAGE & AGENCY DEBT SECURITIES -- 42.73%
Citicorp Mortgage Securities, Inc.,
  94-9, Class A8
  5.750%, due 06/25/09                                                       54,095              54,496
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                      559,122             578,873
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                                      870,966             892,520
Federal Home Loan Mortgage Corp.
  2.875%, due 11/03/06                                                      140,000             138,516
  3.875%, due 01/12/09                                                    1,455,000           1,430,352
  5.000%, due 01/30/14                                                    1,390,000           1,345,373
  5.125%, due 07/15/12                                                      615,000             621,413
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                                      290,064             304,530
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29                                                    1,021,779           1,027,021
Federal Home Loan Mortgage Corp.,
  2297, Class NB
  6.000%, due 03/15/16                                                      460,000             482,639
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30                                                      820,000             841,102
Federal Home Loan Mortgage Corp.,
  2532, Class PD
  5.500%, due 06/15/26                                                      810,000             840,696
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                                                      371,344             380,368
  5.500%, due 01/01/18                                                      746,214             764,347
  5.500%, due 04/01/18                                                      626,541             641,594
  5.500%, due 12/01/18                                                      632,002             647,186
  6.000%, due 12/01/17                                                      656,451             684,978
  6.000%, due 10/01/29                                                      506,472             519,832
  6.000%, due 08/15/34                                                      660,000             671,137
  6.500%, due 06/01/29                                                      127,447             132,938
  6.500%, due 09/01/29                                                      282,200             294,359
  6.500%, due 03/01/32                                              $        93,182   $          97,197
  6.500%, due 11/01/32                                                      103,555             108,017
  6.500%, due 08/15/34                                                    1,420,000           1,474,137
Federal National Mortgage Association
  2.625%, due 01/19/07+                                                   2,195,000           2,151,728
  3.376%, due 09/01/33+                                                     109,340             109,412
  4.296%, due 04/01/34+                                                   1,375,642           1,379,891
  4.341%, due 03/01/34+                                                     726,861             740,099
  4.440%, due 06/01/33+                                                     260,292             263,592
  4.585%, due 11/01/33+                                                   1,084,948           1,091,566
  5.000%, due 03/01/34                                                    1,275,072           1,233,169
  5.125%, due 01/02/14                                                      430,000             418,461
  5.500%, due 03/15/11                                                    2,770,000           2,897,259
  5.500%, due 12/01/17                                                      317,670             325,660
  5.500%, due 01/01/18                                                    3,966,997           4,067,238
  5.500%, due 09/01/24                                                      653,685             651,405
  5.500%, due 03/01/33                                                    1,805,264           1,798,967
  6.000%, due 07/01/17                                                      249,874             260,655
  6.000%, due 06/01/23                                                      377,558             389,544
  6.000%, due 03/01/28                                                      120,239             123,358
  6.000%, due 03/01/29                                                      134,477             137,454
  6.000%, due 05/01/29                                                      126,980             129,791
  6.000%, due 07/01/29                                                      563,621             576,098
  6.000%, due 06/01/31                                                      102,187             104,449
  6.000%, due 01/01/33                                                      746,418             762,941
  6.000%, due 06/01/33                                                      164,807             168,455
  6.000%, due 10/01/33                                                    1,284,722           1,313,162
  6.000%, due 12/01/33                                                      935,299             956,004
  6.250%, due 02/01/11                                                      665,000             713,971
  6.500%, due 05/01/28                                                    2,073,622           2,160,706
  6.500%, due 08/01/29                                                      914,271             952,667
  6.500%, due 08/01/32                                                    1,126,790           1,174,111
  6.500%, due 08/15/34                                                      460,000             477,250
  7.000%, due 03/01/31                                                       49,284              52,308
  7.000%, due 11/01/31                                                      239,716             253,004
  7.000%, due 04/01/32                                                      482,261             508,995
  7.000%, due 08/01/32                                                      371,422             392,011
  7.000%, due 11/01/32                                                      741,350             782,446
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                      991,104           1,062,027
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                      138,394             148,297
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                                      107,511             115,611
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.501%, due 08/25/42                                                      421,596             441,214
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1+
  5.308%, due 06/25/33                                                      620,863             634,299
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                       15,071              16,591
GMAC Mortgage Corp. Loan Trust,
  03-AR2, Class 4A1+
  4.764%, due 12/19/33                                                    1,214,516           1,187,542

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Government National Mortgage Association
  4.000%, due 10/20/29                                              $       362,367   $         364,330
  6.000%, due 12/20/28                                                      175,562             180,324
  6.000%, due 05/20/29                                                      844,832             865,971
  6.000%, due 07/15/29                                                      499,073             512,184
  6.000%, due 08/20/29                                                      621,436             636,985
  6.500%, due 10/15/24                                                      598,188             630,192
  6.500%, due 08/15/27                                                        2,834               2,965
  7.000%, due 07/15/25                                                       14,809              15,815
  7.000%, due 07/15/31                                                      188,654             200,453
  8.500%, due 12/15/17                                                      320,815             356,006
  9.000%, due 11/15/04                                                          418                 460
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                      286,605             306,150
Impac Secured Assets Common Owner Trust,
  01-3, Class A2+
  7.250%, due 04/25/31                                                       77,721              79,830
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++
  1.000%, due 08/25/28 (b)                                               13,044,201             206,363
Residential Funding Mortgage Securitization I,
  95-S16, Class A7
  7.500%, due 11/25/25                                                      135,678             135,521
Structured Adjustable Rate Mortgage Loan
  Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34                                                      793,606             796,009
                                                                                      -----------------
                                                                                             53,386,587
                                                                                      -----------------
U.S. GOVERNMENT OBLIGATIONS -- 16.02%
U.S. Treasury Bonds
  6.250%, due 08/15/23                                                    3,000,000           3,322,032
  6.250%, due 05/15/30                                                    2,105,000           2,356,859
  8.750%, due 05/15/17                                                      665,000             901,387
U.S. Treasury Notes
  3.375%, due 12/15/08                                                    2,725,000           2,690,300
  4.250%, due 08/15/13                                                    6,415,000           6,262,143
  5.375%, due 02/15/31                                                    4,450,000           4,488,070
                                                                                      -----------------
                                                                                             20,020,791
                                                                                      -----------------
Total U.S. Bonds                                                                            119,147,719
                                                                                      -----------------
INTERNATIONAL BONDS -- 2.34%
INTERNATIONAL CORPORATE BONDS -- 1.71%
AUSTRALIA -- 0.35%
International Bank for Reconstruction &
  Development
  4.375%, due 09/28/06                                                      425,000             436,886
                                                                                      -----------------
CANADA -- 0.24%
Bombardier, Inc., 144A
  6.300%, due 05/01/14                                                      125,000             106,169
Burlington Resources Finance Co.+
  6.680%, due 02/15/11                                                       65,000              71,059
Telus Corp.
  8.000%, due 06/01/11                                                      110,000             125,022
                                                                                      -----------------
                                                                                                302,250
                                                                                      -----------------
FRANCE -- 0.07%
France Telecom S.A.
  8.500%, due 03/01/31                                                       70,000              87,851
                                                                                      -----------------
LUXEMBOURG -- 0.09%
Telecom Italia Capital Corp., 144A
  5.250%, due 11/15/13                                              $       120,000   $         116,142
                                                                                      -----------------
MEXICO -- 0.39%
United Mexican States
  8.125%, due 12/30/19                                                      450,000             481,500
                                                                                      -----------------
NETHERLANDS -- 0.09%
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                                       90,000             109,542
                                                                                      -----------------
UNITED KINGDOM -- 0.48%
Diageo Capital PLC
  3.375%, due 03/20/08                                                      120,000             117,520
HSBC Holdings PLC
  5.250%, due 12/12/12                                                       65,000              64,566
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                                      240,000             225,124
Royal Bank of Scotland+
  9.118%, due 03/31/10                                                       70,000              84,350
Vodafone Group PLC
  7.875%, due 02/15/30                                                       90,000             107,064
                                                                                      -----------------
                                                                                                598,624
                                                                                      -----------------
Total International Corporate Bonds                                                           2,132,795
                                                                                      -----------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.63%
European Investment Bank
  4.875%, due 09/06/06                                                      315,000             327,006
Inter-American Development Bank
  5.750%, due 02/26/08                                                      325,000             347,975
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                                      100,000             108,250
                                                                                      -----------------
                                                                                                783,231
                                                                                      -----------------
Total International Bonds                                                                     2,916,026
                                                                                      -----------------
Total Bonds (Cost $122,113,798)                                                             122,063,745
                                                                                      -----------------

                                                                         SHARES
                                                                    ---------------
SHORT-TERM INVESTMENT -- 1.97%
UBS Supplementary Trust
  U.S. Cash Management Prime
  Fund, yield of 1.05%
  (Cost $2,466,400)                                                       2,466,400           2,466,400
                                                                                      -----------------
Total Investments
  (Cost $124,580,198) -- 99.67% (a)                                                         124,530,145
Cash and other assets,
  less liabilities -- 0.33%                                                                     408,662
                                                                                      -----------------
Net Assets -- 100%                                                                    $     124,938,807
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $125,138,900; and net unrealized depreciation consisted of:

               Gross unrealized appreciation                                          $       1,176,738
               Gross unrealized depreciation                                                 (1,785,493)
                                                                                      -----------------
                         Net unrealized depreciation                                  $        (608,755)
                                                                                      =================

(b) Security is illiquid. This security amounted to $206,363 or 0.17% of net assets.
+ Variable rate security - The rate disclosed is that in effect at June 30, 2004.
++ Interest Only Security. This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

%    Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of
      1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 the value of these securities amounted to $5,823,431 or 4.66% of net assets.
ULC   Unlimited Liability Company.

                 See accompanying notes to financial statements

UBS HIGH YIELD FUND

For the fiscal year ended June 30, 2004, UBS High Yield Fund's Class Y shares returned 12.66%, compared with the 9.97% return of the Fund's benchmark, the Merrill Lynch High Yield Cash Pay Index (the "Index"). Since inception on September 30, 1997 through period end, the Fund's Class Y shares have returned 5.53% on an annualized basis, compared with a 5.18% annualized return for the Index. (Returns for all share classes over various time periods are shown on page 63. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's strong performance over the review period is attributable primarily to security selection and industry positioning.

RESEARCH IDENTIFIED AREAS OF ATTRACTIVE OPPORTUNITY

After posting impressive gains during the first half of the period, the high yield market generated more modest returns in the second half, as investors grew increasingly risk-averse amid ongoing geopolitical tensions, rising oil prices and the Federal Reserve Board's rate hike. Ironically, this performance came at a time when the market was benefiting from improving fundamentals, including lower default rates, a falling distress ratio, improvement in the ratio of downgrades to upgrades, operating improvements, higher recovery rates and greater access to the capital markets.

Our positive outlook for the economy led us to overweight some cyclical sectors. This view, for example, led us to overweight the chemicals sector, thus positioning the Fund to benefit from that sector's recovery during the period. Chemicals had lagged the overall high yield market in 2003, but the sector launched a comeback, aided by the ongoing economic recovery and an increase in merger and acquisition activity.

Throughout the 12-month period, the Fund was overweight in B-rated bonds, at the expense of BB- and CCC-rated bonds. The underweight in CCC-rated bonds negatively impacted performance. We continue to believe that as the economy strengthens, the B-rated sector should continue to provide stronger return performance.

LOOKING AHEAD

The US high yield market continues to benefit from the improved economic outlook, which should lead to lower default rates, more credit upgrades and positive earnings results. We also believe the market will be positively impacted by expected equity issuances from high yield issuers, and the increased merger and acquisitions activity. However, we also believe that a lot of this positive news is already reflected in the market. As a result, we expect to see increased volatility, at least until the outlook for interest rates is further clarified.

Against this backdrop, we expect to continue to implement our research-driven investment process, drawing upon the extensive research and risk management capabilities available to us in order to identify securities through a bottom-up approach.

UBS HIGH YIELD FUND (UNAUDITED)

TOTAL RETURN

                                            1 YEAR    3 YEARS    5 YEARS  INCEPTION*
                                            ENDED      ENDED      ENDED      TO
                                           6/30/04    6/30/04    6/30/04   6/30/04
------------------------------------------------------------------------------------
UBS HIGH YIELD FUND CLASS A                  12.15%      8.58%      4.55%     4.64%
UBS HIGH YIELD FUND CLASS B                  11.48        N/A        N/A      9.37
UBS HIGH YIELD FUND CLASS C                  11.59        N/A        N/A      9.64
UBS HIGH YIELD FUND CLASS Y                  12.66       8.87       4.85      5.53
UBS HIGH YIELD FUND CLASS A**                 7.14       6.93       3.59      3.77
UBS HIGH YIELD FUND CLASS B**                 6.48        N/A        N/A      8.38
UBS HIGH YIELD FUND CLASS C**                10.84        N/A        N/A      9.64
MERRILL LYNCH HIGH YIELD CASH PAY INDEX       9.97       8.88       5.39      5.18

* INCEPTION DATE OF UBS HIGH YIELD FUND CLASS A SHARES IS 12/31/98. INCEPTION DATE OF CLASS B AND CLASS C SHARES IS 11/07/01. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 9/30/97.
**   RETURNS INCLUDE SALES CHARGES.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS High Yield Fund Class Y shares and the Merrill Lynch High Yield Cash Pay Index, if you had invested $10,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS HIGH YIELD FUND CLASS Y VS. MERRILL LYNCH HIGH YIELD CASH PAY INDEX

Wealth Value With Dividends

                 UBS HIGH YIELD FUND CLASS Y        MERRILL LYNCH HIGH YIELD CASH PAY INDEX
   9/30/97                          $ 10,000                                       $ 10,000
  10/30/97                          $  9,952                                       $ 10,066
  11/30/97                          $ 10,052                                       $ 10,162
  12/30/97                          $ 10,239                                       $ 10,258
   1/30/98                          $ 10,470                                       $ 10,411
   2/28/98                          $ 10,542                                       $ 10,454
   3/30/98                          $ 10,673                                       $ 10,544
   4/30/98                          $ 10,680                                       $ 10,594
   5/30/98                          $ 10,710                                       $ 10,668
   6/30/98                          $ 10,822                                       $ 10,721
   7/30/98                          $ 10,979                                       $ 10,782
   8/30/98                          $ 10,424                                       $ 10,317
   9/30/98                          $ 10,571                                       $ 10,337
  10/30/98                          $ 10,504                                       $ 10,167
  11/30/98                          $ 11,101                                       $ 10,630
  12/30/98                          $ 11,028                                       $ 10,634
   1/30/99                          $ 11,293                                       $ 10,739
   2/28/99                          $ 11,349                                       $ 10,657
   3/30/99                          $ 11,470                                       $ 10,749
   4/30/99                          $ 11,636                                       $ 10,917
   5/30/99                          $ 11,404                                       $ 10,841
   6/30/99                          $ 11,349                                       $ 10,821
   7/30/99                          $ 11,337                                       $ 10,837
   8/30/99                          $ 11,280                                       $ 10,727
   9/30/99                          $ 11,246                                       $ 10,686
  10/30/99                          $ 11,246                                       $ 10,623
  11/30/99                          $ 11,474                                       $ 10,745
  12/30/99                          $ 11,564                                       $ 10,801
 1/30/2000                          $ 11,419                                       $ 10,748
 2/29/2000                          $ 11,383                                       $ 10,757
 3/30/2000                          $ 11,118                                       $ 10,606
 4/30/2000                          $ 11,191                                       $ 10,610
 5/30/2000                          $ 11,154                                       $ 10,493
 6/30/2000                          $ 11,351                                       $ 10,673
 7/30/2000                          $ 11,474                                       $ 10,750
 8/30/2000                          $ 11,610                                       $ 10,881
 9/30/2000                          $ 11,462                                       $ 10,818
10/30/2000                          $ 11,104                                       $ 10,500
11/30/2000                          $ 10,597                                       $ 10,171
12/30/2000                          $ 10,965                                       $ 10,392
 1/31/2001                          $ 11,535                                       $ 11,011
 2/28/2001                          $ 11,657                                       $ 11,185
 3/31/2001                          $ 11,454                                       $ 11,037
 4/30/2001                          $ 11,440                                       $ 10,917
 5/31/2001                          $ 11,535                                       $ 11,127
 6/30/2001                          $ 11,144                                       $ 10,897
 7/31/2001                          $ 11,270                                       $ 11,067
 8/31/2001                          $ 11,369                                       $ 11,174
 9/30/2001                          $ 10,636                                       $ 10,457
10/31/2001                          $ 10,976                                       $ 10,765
11/30/2001                          $ 11,471                                       $ 11,115
12/31/2001                          $ 11,419                                       $ 11,036
 1/31/2002                          $ 11,414                                       $ 11,098
 2/28/2002                          $ 11,161                                       $ 10,991
 3/31/2002                          $ 11,389                                       $ 11,253
 4/30/2002                          $ 11,503                                       $ 11,431
 5/31/2002                          $ 11,371                                       $ 11,370
 6/30/2002                          $ 10,811                                       $ 10,561
 7/31/2002                          $ 10,625                                       $ 10,141
 8/31/2002                          $ 10,889                                       $ 10,395
 9/30/2002                          $ 10,731                                       $ 10,228
10/31/2002                          $ 10,745                                       $ 10,142
11/30/2002                          $ 11,250                                       $ 10,750
12/31/2002                          $ 11,331                                       $ 10,911
 1/31/2003                          $ 11,502                                       $ 11,225
 2/28/2003                          $ 11,612                                       $ 11,370
 3/31/2003                          $ 11,969                                       $ 11,665
 4/30/2003                          $ 12,479                                       $ 12,320
 5/31/2003                          $ 12,497                                       $ 12,453
 6/30/2003                          $ 12,765                                       $ 12,793
 7/31/2003                          $ 12,669                                       $ 12,610
 8/31/2003                          $ 12,898                                       $ 12,775
 9/30/2003                          $ 13,164                                       $ 13,116
10/31/2003                          $ 13,443                                       $ 13,384
11/30/2003                          $ 13,572                                       $ 13,568
12/31/2003                          $ 13,954                                       $ 13,883
 1/31/2004                          $ 14,284                                       $ 14,098
 2/29/2004                          $ 14,271                                       $ 14,093
 3/31/2004                          $ 14,349                                       $ 14,193
 4/30/2004                          $ 14,387                                       $ 14,090
 5/31/2004                          $ 14,161                                       $ 13,865
 6/30/2004                          $ 14,381                                       $ 14,068

9/30/97 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004

                                                    PERCENTAGE OF
                                                     NET ASSETS
-----------------------------------------------------------------
Charter Communications Holdings
10.000%, due 04/01/09                                   1.1%
Le-Natures, Inc.
9.000%, due 06/15/13                                    1.1
AK Steel Corp.
7.750%, due 06/15/12                                    1.1
Omnova Solutions, Inc.
11.250%, due 06/01/10                                   1.0
Crown Cork & Seal Co., Inc.
8.000%, due 04/15/23                                    1.0
Houghton Mifflin Co.
8.250%, due 02/01/11                                    1.0
AES Corp.
9.375%, due 09/15/10                                    1.0
American Airlines, Inc.
7.155%, due 04/15/06                                    1.0
Mediacom LLC
9.500%, due 01/15/13                                    1.0
Petroleum Geo-Services ASA
10.000%, due 11/05/10                                   1.0
-----------------------------------------------------------------
Total                                                  10.3%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004

U.S. CORPORATE BONDS
  Aerospace & Defense                                  1.79%
  Airlines                                             1.92
  Auto Components                                      3.08
  Beverages                                            1.13
  Building Products                                    0.36
  Chemicals                                            7.08
  Commercial Services & Supplies                       3.23
  Containers & Packaging                               6.80
  Distributors                                         0.57
  Diversified Financial Services                       2.59
  Electric Utilities                                   1.61
  Electronic Equipment & Instruments                   0.87
  Energy Equipment & Services                          2.83
  Food & Staples Retailing                             1.74
  Food Products                                        5.33
  Forest Products                                      0.69
  Industrial Conglomerates                             0.32
  Health Care Equipment & Supplies                     0.70
  Health Care Providers & Services                     0.80
  Household Durables                                   1.08
  Household Products                                   0.67
  Machinery                                           11.06
  Media                                               11.23
  Metals & Mining                                      1.42%
  Multi-Utilities & Unregulated Power                  4.78
  Oil & Gas                                            4.61
  Paper & Forest Products                              2.28
  Real Estate                                          1.82
  Road & Rail                                          0.38
  Software                                             1.44
  Specialty Retail                                     0.89
  Steel                                                0.35
  Telecommunications Services                          4.10
  Textiles, Apparel & Luxury Goods                     2.33
  Wireless Telecommunication Services                  3.36
                                                     ------
       Total U.S. Corporate Bonds                     95.24
U.S. EQUITIES
Metals & Mining                                        0.46
Warrants                                               0.97
                                                     ------
  Total U.S Equities                                   1.43
SHORT-TERM INVESTMENTS                                 2.15
                                                     ------
  TOTAL INVESTMENTS                                   98.82
CASH AND OTHER ASSETS,
  LESS LIABILITIES                                     1.18
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

              UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
U.S. BONDS -- 95.24%
U.S. CORPORATE BONDS -- 95.24%
ACC Escrow Corp.
  10.000%, due 08/01/11                                             $     1,250,000   $       1,078,125
Activant Solutions, Inc.
  10.500%, due 06/15/11                                                   1,000,000           1,055,000
Advanced Accessory Systems LLC
  10.750%, due 06/15/11                                                   1,250,000           1,212,500
Advanstar Communications, Inc.
  10.750%, due 08/15/10                                                   1,000,000           1,106,250
AES Corp.
  9.375%, due 09/15/10                                                    1,396,000           1,488,485
AK Steel Corp.
  7.750%, due 06/15/12                                                    1,750,000           1,579,375
Alliance Imaging, Inc.
  10.375%, due 04/15/11                                                   1,110,000           1,162,725
American Airlines, Inc.
  6.977%, due 05/23/21                                                      601,765             535,663
  7.155%, due 04/15/06                                                    1,500,000           1,474,908
  8.608%, due 10/01/12                                                      875,000             795,750
American Color Graphics, Inc.
  10.000%, due 06/15/10                                                   1,000,000             892,500
American Eco Corp.,
  Series B (d) (e) (f)
  9.625%, due 05/15/08                                                    5,500,000                 550
American Rock Salt Co. LLC, 144A
  9.500%, due 03/15/14                                                    1,250,000           1,281,250
Amscan Holding, Inc., 144A
  8.750%, due 05/01/14                                                    1,000,000             982,500
Anchor Glass Container Corp.
  11.000%, due 02/15/13                                                     700,000             800,625
Armor Holdings, Inc.
  8.250%, due 08/15/13                                                      600,000             642,000
B&G Foods, Inc., Series D
  9.625%, due 08/01/07                                                      725,000             737,687
Bally Total Fitness Holding Corp.
  9.875%, due 10/15/07                                                      500,000             415,000
  10.500%, due 07/15/11                                                     900,000             846,000
BCP Caylux Holdings Luxembourg SCA, 144A
  9.625%, due 06/15/14                                                      500,000             518,125
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                                                    1,175,000           1,092,750
Bear Island Paper Co., LLC, Series B
  10.000%, due 12/01/07                                                     625,000             587,500
Berry Plastics Corp.
  10.750%, due 07/15/12                                                     300,000             333,000
Blue Ridge Paper Products, Inc.
  9.500%, due 12/15/08                                                    1,000,000             930,000
Buckeye Technologies, Inc.
  8.000%, due 10/15/10                                                    1,250,000           1,146,875
Buffets, Inc.
  11.250%, due 07/15/10                                                   1,250,000           1,306,250
Building Materials Corp. of America,
  Series B 7.750%, due 07/15/05                                             500,000             502,500
Cadmus Communications Corp., 144A
  8.375%, due 06/15/14                                                      800,000             800,000
Calpine Canada Energy Finance Corp.
  8.500%, due 05/01/08                                                    1,500,000             990,000
Calpine Corp.
  8.500%, due 02/15/11                                                    1,300,000             848,250
Celestica, Inc.
  7.875%, due 07/01/11                                              $       750,000   $         765,000
Cellu Tissue Holdings, Inc., 144A
  9.750%, due 03/15/10                                                    1,300,000           1,248,000
Charter Communications Holdings
  10.000%, due 04/01/09                                                   2,000,000           1,670,000
  10.000%, due 05/15/11                                                     500,000             396,250
Charter Communications Operating LLC, 144A
  8.000%, due 04/30/12                                                      250,000             241,875
  8.375%, due 04/30/14                                                      250,000             241,875
CHC Helicopter Corp., 144A
  7.375%, due 05/01/14                                                      500,000             491,250
Chesapeake Energy Corp., 144A
  7.500%, due 06/15/14                                                      850,000             875,500
Chukchansi Economic Development
  Authority, 144A
  14.500%, due 06/15/09                                                     500,000             620,000
Cincinnati Bell, Inc.
  8.375%, due 01/15/14                                                    1,000,000             890,000
Coinstar International, Inc.
  11.000%, due 12/01/12                                                     425,000             397,375
Collins & Aikman Products Corp.
  10.750%, due 12/31/11                                                   1,250,000           1,256,250
  11.500%, due 04/15/06                                                     500,000             492,500
Comstock Resources, Inc.
  6.875%, due 03/01/12                                                      750,000             712,500
Couche-Tard U.S. Finance Corp.
  7.500%, due 12/15/13                                                      500,000             500,000
Crown Castle International Corp.
  9.375%, due 08/01/11                                                      250,000             275,000
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                                    1,750,000           1,522,500
Crown Euro Holdings S.A
  10.875%, due 03/01/13                                                     900,000           1,026,000
CSC Holdings, Inc., Series B
  7.625%, due 04/01/11                                                    1,050,000           1,052,625
  8.125%, due 08/15/09                                                    1,175,000           1,222,000
Da-Lite Screen Co., Inc., 144A
  9.500%, due 05/15/11                                                    1,000,000           1,040,000
Delco Remy International, Inc., 144A
  9.375%, due 04/15/12                                                    1,000,000             972,500
Desa International, Inc. (d) (e) (f)
  9.875%, due 12/15/07                                                    3,000,000              30,000
Dobson Communications Corp.
  10.875%, due 07/01/10                                                   1,150,000             989,000
DRS Technologies, Inc.
  6.875%, due 11/01/13                                                      650,000             633,750
Dura Operating Corp., Series D
  9.000%, due 05/01/09                                                      580,000             568,400
Dynegy Holdings, Inc.
  6.875%, due 04/01/11                                                    1,600,000           1,378,000
Edison Mission Energy Corp.
  10.000%, due 08/15/08                                                   1,250,000           1,334,375
El Pollo Loco, Inc., 144A
  9.250%, due 12/15/09                                                    1,100,000           1,111,000
Energy Partners Ltd.
  8.750%, due 08/01/10                                                    1,000,000           1,045,000
Equinox Holdings, Inc., 144A
  9.000%, due 12/15/09                                                    1,000,000             995,000

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Equistar Chemicals LP
  8.750%, due 02/15/09                                              $       500,000   $         521,250
FastenTech, Inc., 144A
  11.500%, due 05/01/11                                                   1,000,000           1,107,500
Fedders North America, Inc. 144A
  9.875%, due 03/01/14                                                      750,000             686,250
Felcor Lodging LP
  8.500%, due 06/01/11                                                      175,000             180,688
  9.500%, due 09/15/08                                                      208,000             219,440
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                                    1,175,000           1,254,312
Giant Industries, Inc.
  8.000%, due 05/15/14                                                    1,000,000           1,000,000
  11.000%, due 05/15/12                                                     967,000           1,078,205
Granite Broadcasting Corp., 144A
  9.750%, due 12/01/10                                                    1,250,000           1,162,500
Herbst Gaming, Inc., 144A
  8.125%, due 06/01/12                                                      925,000             937,719
Hollinger International Publishing Corp.
  9.000%, due 12/15/10                                                      750,000             866,250
Hornbeck-Leevac Marine Services Corp.
  10.625%, due 08/01/08                                                     750,000             818,437
Host Marriott LP
  7.125%, due 11/01/13                                                    1,250,000           1,225,000
Houghton Mifflin Co
  8.250%, due 02/01/11                                                    1,500,000           1,500,000
IMC Global, Inc.
  10.875%, due 08/01/13                                                     500,000             596,250
IMC Global, Inc.
  11.250%, due 06/01/11                                                   1,000,000           1,152,500
Ingles Markets, Inc.
  8.875%, due 12/01/11                                                    1,000,000           1,027,500
Insight Communications Co., Inc. (c)
  12.250%, due 02/15/11                                                   1,375,000           1,237,500
Interface, Inc.
  10.375%, due 02/01/10                                                     800,000             892,000
Invensys PLC, 144A
  9.875%, due 03/15/11                                                      850,000             845,750
IPC Acquisition Corp.
  11.500%, due 12/15/09                                                     975,000           1,053,000
Jacobs Entertainment Co.
  11.875%, due 02/01/09                                                   1,000,000           1,115,000
Jafra Cosmetics International, Inc.
  10.750%, due 05/15/11                                                     750,000             836,250
John Q. Hammons Hotels, Inc.,
  Series B 8.875%, due 05/15/12                                             400,000             434,000
Kansas City Southern Railway Co.
  7.500%, due 06/15/09                                                      550,000             550,000
Land O Lakes, Inc.
  8.750%, due 11/15/11                                                    1,000,000             920,000
Le-Natures, Inc., 144A
  9.000%, due 06/15/13                                                    1,600,000           1,656,000
Levi Strauss & Co.
  12.250%, due 12/15/12                                                   1,000,000             985,000
MAAX Corp., 144A
  9.750%, due 06/15/12                                                      450,000             463,500
Majestic Star Casino LLC
  9.500%, due 10/15/10                                                      400,000             402,000
Massey Energy Co.
  6.950%, due 03/01/07                                              $       475,000   $         488,063
MCI, Inc.+
  5.908%, due 05/01/07                                                      994,270             964,442
  6.688%, due 05/01/09                                                      379,270             350,825
  7.735%, due 05/01/14                                                      325,089             290,955
Mediacom LLC
  9.500%, due 01/15/13                                                    1,515,000           1,461,975
Merisant Co., 144A
  9.500%, due 07/15/13                                                      975,000           1,038,375
Meristar Hospitality Corp.
  9.000%, due 01/15/08                                                    1,025,000           1,035,250
Midwest Generation LLC, 144A
  8.750%, due 05/01/34                                                    1,000,000           1,010,000
Millar Western Forest Products Ltd.
  7.750%, due 11/15/13                                                    1,000,000           1,005,000
Millennium America, Inc.
  9.250%, due 06/15/08                                                      575,000             618,125
Mirant Americas Generation, Inc. (d)
  7.625%, due 05/01/06                                                    1,450,000           1,098,375
Mothers Work, Inc.
  11.250%, due 08/01/10                                                     525,000             534,188
MTR Gaming Group, Inc.
  9.750%, due 04/01/10                                                      500,000             537,500
Nexstar Finance Holdings, Inc., LLC (c)
  11.375%, due 04/01/13                                                   1,325,000             947,375
Nexstar Finance, Inc., LLC
  7.000%, due 01/15/14                                                      750,000             708,750
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                                   1,400,000           1,526,000
Orion Refining Corp. (d) (e) (f)
  10.000%, due 11/15/04                                                   3,829,177                 383
Owens-Brockway Glass Containers Corp.
  8.250%, due 05/15/13                                                      500,000             516,250
  8.875%, due 02/15/09                                                    1,000,000           1,080,000
Owens-Illinois, Inc.
  7.350%, due 05/15/08                                                      400,000             399,000
Pantry, Inc.
  7.750%, due 02/15/14                                                      525,000             511,875
Parker Drilling Corp.
  9.625%, due 10/01/13                                                    1,350,000           1,400,625
Pathmark Stores, Inc.
  8.750%, due 02/01/12                                                    1,000,000           1,000,000
Penn National Gaming, Inc.
  8.875%, due 03/15/10                                                      975,000           1,059,094
Perry Ellis International, Inc.
  8.875%, due 09/15/13                                                      525,000             542,062
Perry Ellis International, Inc.,
  Series B 9.500%, due 03/15/09                                           1,000,000           1,075,000
Petroleum Geo-Services ASA
  10.000%, due 11/05/10                                                   1,375,000           1,423,125
Pinnacle Foods Holding Corp., 144A
  8.250%, due 12/01/13                                                    1,350,000           1,302,750
Plains Exploration & Production Co.,
  Series B 8.750%, due 07/01/12                                             825,000             899,250
Pliant Corp.
  11.125%, due 09/01/09                                                     750,000             802,500
Port Townsend Paper Corp., 144A
  11.000%, due 04/15/11                                                   1,000,000           1,010,000

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
Premier Graphics, Inc. (d) (e) (f)
  11.500%, due 12/01/05                                             $     4,250,000   $               0
Pride International, Inc., 144A
  7.375%, due 07/15/14                                                      540,000             545,400
Qwest Communications
  International, Inc., 144A
  7.250%, due 02/15/11                                                    1,525,000           1,422,062
Qwest Corp., 144A
  8.875%, due 03/15/12                                                      550,000             594,000
Reliant Energy, Inc.
  9.250%, due 07/15/10                                                      600,000             640,500
Reliant Resources, Inc.
  9.500%, due 07/15/13                                                      500,000             538,750
Rhodia S.A., 144A
  8.875%, due 06/01/11                                                    1,545,000           1,305,525
  10.250%, due 06/01/10                                                     550,000             555,500
River Rock Entertainment Authority Corp.
  9.750%, due 11/01/11                                                    1,000,000           1,090,000
Riverside Forest Products Corp., 144A
  7.875%, due 03/01/14                                                      750,000             765,000
Rockwood Specialties Group, Inc.
  10.625%, due 05/15/11                                                   1,150,000           1,224,750
Samina Corp.
  10.375%, due 01/15/10                                                     450,000             515,250
SBA Communications Corp.
  10.250%, due 02/01/09                                                   1,175,000           1,204,375
Sbarro, Inc.
  11.000%, due 09/15/09                                                     780,000             682,500
Seminis Vegetable Seeds, Inc.
  10.250%, due 10/01/13                                                   1,250,000           1,359,375
Seneca Gaming Corp., 144A
  7.250%, due 05/01/12                                                      750,000             749,062
Sequa Corp.
  9.000%, due 08/01/09                                                      225,000             239,063
Sheridan Acquisition Corp., 144A
  10.250%, due 08/15/11                                                   1,250,000           1,315,625
Sheridan Group, Inc., 144A
  10.250%, due 08/15/11                                                     500,000             526,250
Solo Cup Co., 144A
  8.500%, due 02/15/14                                                    1,100,000           1,023,000
Stena AB
  7.500%, due 11/01/13                                                    1,000,000             988,750
Tekni-plex, Inc.
  12.750%, due 06/15/10                                                   1,250,000           1,200,000
Tembec Industries, Inc.
  7.750%, due 03/15/12                                                      650,000             627,250
  8.500%, due 02/01/11                                                      250,000             252,500
  8.625%, due 06/30/09                                                      250,000             253,125
Terra Capital, Inc.
  11.500%, due 06/01/10                                                     500,000             547,500
  12.875%, due 10/15/08                                                     750,000             892,500
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                                      800,000             801,000
Town Sports International, Inc.
  9.625%, due 04/15/11                                                      900,000             864,000
Triton PCS, Inc.
  9.375%, due 02/01/11                                                    1,000,000             855,000
Universal Hospital Services, Inc.
  10.125%, due 11/01/11                                                   1,000,000           1,015,000
US Unwired, Inc., 144A
  10.000%, due 06/15/12                                             $       500,000   $         505,000
Vertis, Inc., Series B
  10.875%, due 06/15/09                                                   1,250,000           1,343,750
Von Hoffmann Corp.
  10.250%, due 03/15/09                                                   1,150,000           1,183,062
Warner Music Group, 144A
  7.375%, due 04/15/14                                                    1,000,000             965,000
Westlake Chemical Corp.
  8.750%, due 07/15/11                                                      550,000             596,750
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                                                   1,275,000           1,351,500
Whiting Petroleum Corp., 144A
  7.250%, due 05/01/12                                                      575,000             569,250
WRC Media, Inc.
  12.750%, due 11/15/09                                                   1,250,000           1,139,062
Wynn Las Vegas LLC
  12.000%, due 11/01/10                                                     251,000             300,573
                                                                                      -----------------
Total U.S. Bonds (Cost $153,319,995)                                                        139,043,140
                                                                                      -----------------

                                                                        SHARES
                                                                    ---------------
EQUITIES -- 1.43%
U.S. EQUITIES -- 0.46%
AEROSPACE & DEFENSE -- 0.00%
Sabreliner Corp. (b) (e) (f)                                                  8,400                   0
                                                                                      -----------------
COMMERCIAL SERVICES & SUPPLIES -- 0.00%
Waste Systems International, Inc. (b)                                       664,249                   0
                                                                                      -----------------
FOOD PRODUCTS -- 0.00%
Aurora Foods, Inc. (b) (e) (f)                                                  174                   0
                                                                                      -----------------
MEDIA -- 0.00%
RCN Corp. (b)                                                                   466                  58
                                                                                      -----------------
METALS & MINING -- 0.46%
Metal Management, Inc. (b) (f)                                               33,570             665,022
                                                                                      -----------------
RESTAURANTS -- 0.00%
American Restaurant Group, Inc. (b) (e) (f)                                     972                   0
                                                                                      -----------------
SPECIALTY RETAIL -- 0.00%
Samuels Jewelers, Inc. (b) (e) (f)                                          605,400               5,448
                                                                                      -----------------
TELECOMMUNICATIONS SERVICES -- 0.00%
Telcove, Inc. (e) (f)                                                           167               1,722
                                                                                      -----------------
WIRELESS TELECOMMUNICATION
  SERVICES -- 0.00%
PNV, Inc. (b) (f)                                                            79,417                  24
                                                                                      -----------------
                                                                                                672,274
                                                                                      -----------------
CONVERTIBLE PREFERRED -- 0.00%
COMMERCIAL SERVICES & SUPPLIES -- 0.00%
Waste Systems International, Inc.,
  Series E, PIK 8.000%, (d) (e) (f)                                           5,428                   0
                                                                                      -----------------
METALS & MINING -- 0.00%
Weirton Steel Corp., Series C
  Convertible (Zero Coupon) (f)                                               1,800                 306
                                                                                      -----------------
RESTAURANTS -- 0.00%
American Restaurant Group, Inc.,
  Series B, PIK (b) (e) (f)                                                       1                   0
                                                                                      -----------------
                                                                                                    306
                                                                                      -----------------

                                                                        SHARES              VALUE
                                                                    ---------------   -----------------
WARRANTS (b) (f) -- 0.97%
Arcadia Financial Ltd.,
  expires 03/15/07 (e)                                                        6,000   $               0
Dayton Superior Corp., 144A,
  expires 06/15/09                                                              225                   2
InterAct Electronic Marketing, Inc.,
  expires 12/31/09 (e)                                                       19,500                   0
Knology, Inc., 144A,
  expires 10/15/07 (e)                                                       16,995                   0
Nuco2, Inc.,
  expires 10/31/04 (e)                                                      109,290           1,418,584
Pathnet, Inc.,
  expires 04/15/08 (e)                                                        6,275                   0
Pliant Corp., 144A,
  expires 06/01/10                                                              160                   2
UIH Australia Pacific, Inc.,
  expires 5/15/06 (e)                                                        10,000                   0
Wam!Net, Inc.,
  expires 3/1/05 (e)                                                         26,250                 263
                                                                                      -----------------
                                                                                              1,418,851
                                                                                      -----------------
Total Equities (Cost $16,608,624)                                                             2,091,431
                                                                                      -----------------
SHORT-TERM INVESTMENT -- 2.15%
UBS Supplementary Trust U.S.
  Cash Management Prime
  Fund, yield of 1.05% (Cost $3,138,878)                                  3,138,878   $       3,138,878
                                                                                      -----------------
Total Investments
  (Cost $173,067,497) -- 98.82% (a)                                                         144,273,449
Cash and other assets,
  less liabilities -- 1.18%                                                                   1,721,548
                                                                                      -----------------
Net Assets -- 100%                                                                    $     145,994,997
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $173,090,664; and net unrealized depreciation consisted of:

               Gross unrealized appreciation                                          $       6,050,922
               Gross unrealized depreciation                                                (34,868,137)
                                                                                      -----------------
                         Net unrealized depreciation                                  $     (28,817,215)
                                                                                      =================

(b)  Non-income producing security.
(c) Step Bonds - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2004. Maturity date disclosed is the ultimate maturity date.
(d)  Security is in default
(e) Security is being fair valued by a management committee under the direction of the Board of Trustees. At June 30, 2004, the value of these securities amounted to $1,456,950 or 1.00% of net assets.
(f) Security is illiquid. These securities amounted to $2,122,306 or 1.45% of net assets
+ Variable rate security -- The rate disclosed is that in effect at June 30, 2004.

%     Represents a percentage of net assets
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 the value of these securities amounted to $33,479,897 or 22.93% of net assets.
PIK:  Payment in Kind.

                 See accompanying notes to financial statements

UBS INTERNATIONAL EQUITY FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS International Equity Fund returned 26.56%, versus 31.92% for the Fund's benchmark, the MSCI World Ex USA (Free) Index (the "Index"). Since inception on August 31, 1993 through period end, the Fund returned 4.42% on an annualized basis, compared with a 4.68% annualized return for the Index. (Returns for all share classes over various time periods are shown on page 70; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

While the Fund delivered strong absolute returns, it trailed the performance of the Index over the fiscal year primarily due to stock selection.

A DISCIPLINED APPROACH UNDER CHANGING MARKET CONDITIONS
Investment decisions for the Fund are guided by our disciplined price to intrinsic value approach. This approach is founded on the belief that discrepancies between a stock's current price and its future--or intrinsic--value arise from market behavior and market structure, providing opportunities to outperform. Given the equity market's overall rise over the period, our research indicated that it had moved into what we considered fair value, resulting in a dearth of broad price-to-intrinsic value discrepancies. We utilized the expertise of our global network of equity analysts--which uses a unique approach that combines fundamental research with the extensive use of sophisticated risk management tools--to identify pockets of opportunity from a stock-specific perspective.

Our search for fundamentally sound companies with solid growth prospects led us to overweight relatively noncyclical sectors, such as telecommunications, consumer staples and healthcare. Holdings in the telecommunications industry included Vodafone and other European telecommunications providers that hold strong market positions and acceptable debt loads. Within healthcare, we emphasized pharmaceutical companies, but stock selection in this area was a slight negative for performance. The Fund also held a small underweight in the financials sector, although we did overweight banks, including Bank of Ireland and Royal Bank of Scotland. However, our research found that the stocks of Japanese banks were generally overvalued, and possessed excessive risk.

Given our valuation concerns, the Fund was underweight industrials and technology hardware. Both of these sectors benefited from investors' increased appetite for risk. As a result, stock selection within these industries detracted from results.

On a geographic level, the Fund's weightings are a derivative of our sector and stock views. In Europe, the Fund held a substantial overweight to the UK, more as a function of stock-specific opportunities than macro opportunities. We held an underweight to Germany, where valuations were a concern given corporate debt levels and the country's poor economic prospects. While this underweight detracted from results, our stock selection in Germany generated positive results. The Fund was also underweight to Japan during the period, which detracted from results. Japan's surprising economic recovery has helped its stock market rise sharply, but we were concerned about its ability to sustain growth, which led us to take some profits. The Japanese holdings we retained were in export-driven, large-cap companies.

On a final note, currency allocation was not a substantial contributor to performance over the fiscal year. Our largest underweight position was in British pounds; our largest overweight position was in euros.

LOOKING AHEAD
The UK is enjoying strong growth and low inflation, but high personal debt levels may pose a threat to the recovery. Japan continues to report robust growth, but it relies heavily on demand from China, where authorities are trying to dampen the economy. The Fund will approach these uncertain times with the same disciplined investment process that has guided us thus far: in-depth research and analysis that seeks to identify stocks across countries and sectors that we believe are selling for less than their intrinsic value. As always, our risk management process will guide us as we seek to avoid uncompensated risk at the asset class, country, currency, industry/sector and security level.

UBS INTERNATIONAL EQUITY FUND (UNAUDITED)

TOTAL RETURN

                                           1 YEAR     3 YEARS    5 YEARS   10 YEARS INCEPTION*
                                            ENDED      ENDED      ENDED     ENDED      TO
                                           6/30/04    6/30/04    6/30/04   6/30/04   6/30/04
----------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND CLASS A        26.00%      2.47%      0.07%      N/A      1.15%
UBS INTERNATIONAL EQUITY FUND CLASS B        25.17        N/A        N/A       N/A      6.86
UBS INTERNATIONAL EQUITY FUND CLASS C        25.26        N/A        N/A       N/A      6.58
UBS INTERNATIONAL EQUITY FUND CLASS Y        26.56       2.68       0.29      5.05%     4.42
UBS INTERNATIONAL EQUITY FUND CLASS A**      19.02       0.55      -1.06       N/A      0.34
UBS INTERNATIONAL EQUITY FUND CLASS B**      20.17        N/A        N/A       N/A      5.70
UBS INTERNATIONAL EQUITY FUND CLASS C**      24.26        N/A        N/A       N/A      6.58
MSCI WORLD EX USA (FREE) INDEX               31.92       4.13       0.43      4.39      4.68

* INCEPTION DATE OF UBS INTERNATIONAL EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 2/12/02 AND 1/25/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 8/31/93.
**   RETURNS INCLUDE SALES CHARGES.
PERFORMANCE IS NET OF WITHHOLDING TAXES ON DIVIDENDS PAID ON INVESTMENTS.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS International Equity Fund Class Y shares and the MSCI World Ex USA (Free) Index, if you had invested $10,000 on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS INTERNATIONAL EQUITY FUND CLASS Y VS. MSCI WORLD EX USA (FREE) INDEX

Wealth Value With Dividends

                 UBS INTERNATIONAL EQUITY FUND CLASS Y         MSCI WORLD EX USA (FREE) INDEX
   8/31/93                                    $ 10,000                               $ 10,000
   9/30/93                                    $  9,720                               $  9,768
  10/31/93                                    $  9,970                               $ 10,096
  11/30/93                                    $  9,290                               $  9,232
  12/31/93                                    $  9,655                               $  9,888
   1/31/94                                    $ 10,336                               $ 10,709
   2/28/94                                    $ 10,026                               $ 10,657
   3/31/94                                    $  9,575                               $ 10,198
   4/30/94                                    $  9,845                               $ 10,619
   5/31/94                                    $  9,855                               $ 10,569
   6/30/94                                    $  9,755                               $ 10,688
   7/31/94                                    $  9,906                               $ 10,807
   8/31/94                                    $ 10,198                               $ 11,078
   9/30/94                                    $  9,906                               $ 10,752
  10/31/94                                    $ 10,078                               $ 11,095
  11/30/94                                    $  9,745                               $ 10,560
  12/31/94                                    $  9,745                               $ 10,628
   1/31/95                                    $  9,403                               $ 10,213
   2/28/95                                    $  9,363                               $ 10,210
   3/31/95                                    $  9,524                               $ 10,840
   4/30/95                                    $  9,836                               $ 11,241
   5/31/95                                    $  9,846                               $ 11,136
   6/30/95                                    $  9,745                               $ 10,955
   7/31/95                                    $ 10,329                               $ 11,618
   8/31/95                                    $ 10,490                               $ 11,191
   9/30/95                                    $ 10,662                               $ 11,406
  10/31/95                                    $ 10,561                               $ 11,111
  11/30/95                                    $ 10,823                               $ 11,427
  12/31/95                                    $ 11,261                               $ 11,875
   1/31/96                                    $ 11,486                               $ 11,956
   2/29/96                                    $ 11,443                               $ 11,991
   3/31/96                                    $ 11,593                               $ 12,243
   4/30/96                                    $ 12,022                               $ 12,604
   5/31/96                                    $ 11,968                               $ 12,388
   6/30/96                                    $ 12,049                               $ 12,447
   7/31/96                                    $ 11,715                               $ 12,081
   8/31/96                                    $ 11,768                               $ 12,133
   9/30/96                                    $ 12,124                               $ 12,463
  10/31/96                                    $ 12,092                               $ 12,378
  11/30/96                                    $ 12,707                               $ 12,895
  12/31/96                                    $ 12,696                               $ 12,719
   1/31/97                                    $ 12,628                               $ 12,330
   2/28/97                                    $ 12,834                               $ 12,513
   3/31/97                                    $ 12,914                               $ 12,519
   4/30/97                                    $ 13,005                               $ 12,599
   5/31/97                                    $ 13,853                               $ 13,432
   6/30/97                                    $ 14,491                               $ 14,144
   7/31/97                                    $ 14,756                               $ 14,407
   8/31/97                                    $ 13,720                               $ 13,324
   9/30/97                                    $ 14,491                               $ 14,072
  10/31/97                                    $ 13,582                               $ 13,013
  11/30/97                                    $ 13,352                               $ 12,860
  12/31/97                                    $ 13,425                               $ 12,982
   1/31/98                                    $ 13,873                               $ 13,539
   2/28/98                                    $ 14,606                               $ 14,420
   3/31/98                                    $ 15,165                               $ 14,887
   4/30/98                                    $ 15,290                               $ 15,002
   5/31/98                                    $ 15,290                               $ 14,935
   6/30/98                                    $ 15,184                               $ 14,998
   7/31/98                                    $ 15,333                               $ 15,097
   8/31/98                                    $ 13,434                               $ 13,169
   9/30/98                                    $ 13,109                               $ 12,793
  10/31/98                                    $ 14,121                               $ 14,128
  11/30/98                                    $ 14,846                               $ 14,846
  12/31/98                                    $ 15,357                               $ 15,405
   1/31/99                                    $ 15,319                               $ 15,403
   2/28/99                                    $ 14,825                               $ 15,016
   3/31/99                                    $ 15,256                               $ 15,636
   4/30/99                                    $ 15,965                               $ 16,312
   5/31/99                                    $ 15,129                               $ 15,477
   6/30/99                                    $ 15,737                               $ 16,074
   7/31/99                                    $ 16,196                               $ 16,539
   8/31/99                                    $ 16,107                               $ 16,584
   9/30/99                                    $ 16,031                               $ 16,769
  10/31/99                                    $ 16,413                               $ 17,417
  11/30/99                                    $ 16,809                               $ 18,024
  12/31/99                                    $ 18,300                               $ 19,683
 1/31/2000                                    $ 16,914                               $ 18,488
 2/29/2000                                    $ 16,965                               $ 19,006
 3/31/2000                                    $ 17,523                               $ 19,787
 4/30/2000                                    $ 16,836                               $ 18,758
 5/31/2000                                    $ 16,667                               $ 18,304
 6/30/2000                                    $ 17,588                               $ 19,094
 7/31/2000                                    $ 16,914                               $ 18,364
 8/31/2000                                    $ 16,978                               $ 18,603
 9/30/2000                                    $ 16,253                               $ 17,639
10/31/2000                                    $ 15,825                               $ 17,159
11/30/2000                                    $ 15,747                               $ 16,466
12/31/2000                                    $ 16,636                               $ 17,032
 1/31/2001                                    $ 16,471                               $ 17,064
 2/28/2001                                    $ 15,518                               $ 15,713
 3/31/2001                                    $ 14,593                               $ 14,647
 4/30/2001                                    $ 15,463                               $ 15,671
 5/31/2001                                    $ 15,035                               $ 15,160
 6/30/2001                                    $ 14,748                               $ 14,541
 7/31/2001                                    $ 14,526                               $ 14,286
 8/31/2001                                    $ 14,401                               $ 13,905
 9/30/2001                                    $ 13,195                               $ 12,500
10/31/2001                                    $ 13,361                               $ 12,806
11/30/2001                                    $ 13,639                               $ 13,309
12/31/2001                                    $ 13,810                               $ 13,393
 1/31/2002                                    $ 13,211                               $ 12,712
 2/28/2002                                    $ 13,314                               $ 12,788
 3/31/2002                                    $ 13,913                               $ 13,468
 4/30/2002                                    $ 14,084                               $ 13,551
 5/31/2002                                    $ 14,375                               $ 13,732
 6/30/2002                                    $ 13,895                               $ 13,175
 7/31/2002                                    $ 12,458                               $ 11,864
 8/31/2002                                    $ 12,407                               $ 11,844
 9/30/2002                                    $ 10,935                               $ 10,588
10/31/2002                                    $ 11,671                               $ 11,144
11/30/2002                                    $ 12,236                               $ 11,657
12/31/2002                                    $ 11,860                               $ 11,280
 1/31/2003                                    $ 11,230                               $ 10,850
 2/28/2003                                    $ 10,942                               $ 10,636
 3/31/2003                                    $ 10,762                               $ 10,431
 4/30/2003                                    $ 11,770                               $ 11,437
 5/31/2003                                    $ 12,436                               $ 12,149
 6/30/2003                                    $ 12,616                               $ 12,447
 7/31/2003                                    $ 12,832                               $ 12,732
 8/31/2003                                    $ 13,084                               $ 13,058
 9/30/2003                                    $ 13,408                               $ 13,449
10/31/2003                                    $ 14,128                               $ 14,291
11/30/2003                                    $ 14,560                               $ 14,614
12/31/2003                                    $ 15,615                               $ 15,735
 1/31/2004                                    $ 15,652                               $ 15,954
 2/29/2004                                    $ 15,930                               $ 16,320
 3/31/2004                                    $ 15,948                               $ 16,397
 4/30/2004                                    $ 15,560                               $ 15,969
 5/31/2004                                    $ 15,634                               $ 16,048
 6/30/2004                                    $ 15,967                               $ 16,420

8/31/93 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2004

                                                  PERCENTAGE OF
                                                    NET ASSETS
---------------------------------------------------------------
Vodafone Group PLC                                      2.9%
BP PLC                                                  2.7
Total S.A                                               2.5
Royal Bank of Scotland Group PLC                        2.4
Honda Motor Co., Ltd.                                   2.3
Diageo PLC                                              2.3
Nestle S.A                                              2.1
Shell Transport & Trading Co. PLC                       2.0
Barclays PLC                                            1.8
NTT DoCoMo, Inc.                                        1.7
---------------------------------------------------------------
Total                                                  22.7%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS

AS OF JUNE 30, 2004

INTERNATIONAL EQUITIES
  Air Freight & Logistics                              1.25%
  Auto Components                                      1.10
  Automobiles                                          3.52
  Beverages                                            2.31
  Capital Markets                                      1.21
  Chemicals                                            0.94
  Commercial Banks                                    17.59
  Commercial Services & Supplies                       1.14
  Communications Equipment                             1.28
  Construction & Engineering                           0.25
  Construction Materials                               1.91
  Diversified Financial Services                       1.19
  Diversified Telecommunication Services               4.57
  Electric Utilities                                   1.18
  Electronic Equipment & Instruments                   0.77
  Food & Staples Retailing                             2.30
  Food Products                                        3.21
  Gas Utilities                                        1.00
  Health Care Providers & Services                     0.33
  Hotels, Restaurants & Leisure                        0.48
  Household Durables                                   3.73
  Insurance                                            3.45
  IT Services                                          0.56
  Leisure Equipment & Products                         0.54
  Machinery                                            0.21
  Media                                                4.02
  Metals & Mining                                      1.76
  Multi-Utilities & Unregulated Power                  1.40%
  Multiline Retail                                     0.11
  Office Electronics                                   1.28
  Oil & Gas                                            8.64
  Paper & Forest Products                              2.25
  Pharmaceuticals                                      8.08
  Real Estate                                          1.51
  Road & Rail                                          1.41
  Semiconductors & Semiconductor Equipment             0.96
  Software                                             0.53
  Specialty Retail                                     1.75
  Tobacco                                              1.71
  Trading Companies & Distributors                     0.82
  Wireless Telecommunication Services                  4.60
                                                     ------
          Total International Equities                96.85
  INVESTMENT COMPANY                                   0.97
  INTERNATIONAL BONDS
  Diversified Financial Services                       0.36
                                                     ------
          Total International Bonds                    0.36
SHORT-TERM INVESTMENTS                                 1.88
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED                                5.72
                                                     ------
  TOTAL INVESTMENTS                                  105.78
LIABILITIES, IN EXCESS OF CASH AND
  OTHER ASSETS                                        (5.78)
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

              UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                        SHARES              VALUE
                                                                    ---------------   -----------------
INTERNATIONAL EQUITIES -- 96.85%
AUSTRALIA -- 4.15%
Australia & New Zealand Banking Group Ltd.                                   52,283   $         665,764
Australian Gas Light Co., Ltd.                                               40,187             339,570
News Corp., Ltd., Preferred                                                  93,148             762,421
QBE Insurance Group Ltd. (c)                                                107,463             958,192
Westpac Banking Corp.                                                       129,619           1,589,150
Woolworths Ltd.                                                              35,307             280,381
                                                                                      -----------------
                                                                                              4,595,478
                                                                                      -----------------
BELGIUM -- 1.19%
Fortis                                                                       59,665           1,321,164
                                                                                      -----------------
CANADA -- 5.26%
Alcan, Inc.                                                                  22,940             944,462
Bank of Nova Scotia (c)                                                      30,200             806,835
BCE, Inc.                                                                    26,900             535,693
Canadian National Railway Co.                                                22,100             952,076
Canadian Tire Corp.                                                           3,200             116,711
Magna International, Inc., Class A                                            4,300             364,430
Shoppers Drug Mart Corp. (b)                                                 24,000             597,874
Suncor Energy, Inc.                                                          22,600             573,281
Toronto Dominion Bank (c)                                                    29,200             933,877
                                                                                      -----------------
                                                                                              5,825,239
                                                                                      -----------------
FINLAND -- 1.99%
Nokia Oyj                                                                    98,542           1,421,909
UPM-Kymmene Oyj                                                              41,378             787,357
                                                                                      -----------------
                                                                                              2,209,266
                                                                                      -----------------
FRANCE -- 7.40%
Aventis S.A.                                                                 11,875             896,481
BNP Paribas (b)                                                              18,193           1,118,900
Cap Gemini S.A. (b)                                                          15,547             624,014
France Telecom S.A. (b)                                                      47,670           1,242,311
Sanofi-Synthelabo S.A. (c)                                                    8,774             556,162
Suez S.A.                                                                    15,796             328,823
Total S.A.                                                                   14,588           2,781,189
Unibail                                                                       6,328             654,412
                                                                                      -----------------
                                                                                              8,202,292
                                                                                      -----------------
GERMANY -- 0.78%
Allianz AG                                                                    8,015             868,172
                                                                                      -----------------
HONG KONG -- 1.04%
Cheung Kong Holdings Ltd.                                                    67,000             493,923
Sun Hung Kai Properties Ltd.                                                 63,000             516,936
Television Broadcasts Ltd.                                                   32,000             137,029
                                                                                      -----------------
                                                                                              1,147,888
                                                                                      -----------------
IRELAND -- 2.74%
Bank of Ireland                                                             142,525           1,903,965
CRH PLC                                                                      53,475           1,129,448
                                                                                      -----------------
                                                                                              3,033,413
                                                                                      -----------------
ITALY -- 2.68%
Assicurazioni Generali SpA                                                   21,045             567,650
ENI SpA                                                                      52,555           1,043,518
UniCredito Italiano SpA                                                     274,778           1,357,293
                                                                                      -----------------
                                                                                              2,968,461
                                                                                      -----------------
JAPAN -- 17.48%
Canon, Inc.                                                                  26,900   $       1,417,541
Fuji Photo Film Co., Ltd.                                                    19,000             595,518
Funai Electric Co., Ltd.                                                      4,000             602,667
Honda Motor Co., Ltd.                                                        54,000           2,603,125
Hoya Corp.                                                                    3,100             324,447
Kao Corp.                                                                    60,000           1,446,181
Mitsubishi Corp.                                                             65,000             631,444
Mitsubishi Tokyo Financial Group, Inc.                                           59             546,121
Nintendo Co., Ltd.                                                            5,100             591,257
Nippon Telegraph & Telephone Corp.                                               34             181,666
Nippon Unipac Holding (c)                                                       125             654,126
Nitto Denko Corp.                                                             1,100              56,253
NTT DoCoMo, Inc.                                                              1,084           1,937,222
Rohm Co., Ltd.                                                                8,900           1,065,243
Sekisui House Ltd.                                                           56,000             621,509
Sompo Japan Insurance, Inc.                                                 103,000           1,052,513
Sumitomo Mitsui Financial Group, Inc. (c)                                       109             747,212
Taiheiyo Cement Corp.                                                           600               1,496
Takeda Pharmaceutical Co., Ltd.                                              35,200           1,545,232
Toyota Industries Corp.                                                      35,400             850,002
Toyota Motor Corp.                                                           31,900           1,292,196
West Japan Railway Co.                                                          151             608,899
                                                                                      -----------------
                                                                                             19,371,870
                                                                                      -----------------
NETHERLANDS -- 7.10%
ABN AMRO Holding NV                                                          39,168             856,814
Koninklijke Philips Electronics NV                                           36,331             978,193
Reed Elsevier NV                                                            102,082           1,433,246
Royal KPN NV                                                                142,537           1,085,594
TPG NV                                                                       60,579           1,384,151
VNU NV (c)                                                                   49,612           1,440,804
Wolters Kluwer NV                                                            37,929             688,503
                                                                                      -----------------
                                                                                              7,867,305
                                                                                      -----------------
PORTUGAL -- 0.81%
Electricidade de Portugal S.A. (c)                                           76,183             213,182
Portugal Telecom, SGPS, S.A.                                                 63,982             690,474
                                                                                      -----------------
                                                                                                903,656
                                                                                      -----------------
SPAIN -- 2.25%

Banco Bilbao Vizcaya Argentaria S.A. (c)                                     98,923           1,321,495
Banco Santander Central Hispano S.A. (c)                                     59,343             615,863
Telefonica S.A.                                                              37,735             557,810
                                                                                      -----------------
                                                                                              2,495,168
                                                                                      -----------------
SWEDEN -- 3.21%
Electrolux AB, B Shares                                                      25,100             481,478
Hennes & Mauritz AB, B Shares                                                25,500             658,407
Svenska Cellulosa AB, B Shares                                               27,590           1,047,497
Svenska Handelsbanken AB, A Shares                                           27,350             548,238
Swedish Match AB (c)                                                         80,140             819,172
                                                                                      -----------------
                                                                                              3,554,792
                                                                                      -----------------
SWITZERLAND -- 7.78%
Adecco S.A. (c)                                                              12,697             632,620
Credit Suisse Group                                                          37,604           1,336,137
Givaudan S.A.                                                                   907             525,052
Holcim Ltd.                                                                  18,199             989,581

                                                                        SHARES              VALUE
                                                                    ---------------   -----------------
Nestle S.A.                                                                   8,669   $       2,311,918
Novartis AG                                                                  15,166             669,053
Roche Holding AG                                                             17,955           1,777,723
Swiss Reinsurance Co.                                                         5,766             374,532
                                                                                      -----------------
                                                                                              8,616,616
                                                                                      -----------------
UNITED KINGDOM -- 30.99%
Abbey National PLC                                                           49,335             459,200
Alliance Unichem PLC                                                         30,415             359,903
AstraZeneca PLC                                                              35,666           1,600,190
Balfour Beatty PLC                                                           57,229             275,549
Barclays PLC                                                                234,502           1,997,702
BOC Group PLC                                                                27,681             463,341
BP PLC                                                                      338,659           2,990,949
BT Group PLC                                                                219,550             790,335
Cadbury Schweppes PLC                                                       143,889           1,241,435
Centrica PLC                                                                188,000             765,406
Compass Group PLC                                                            87,737             535,409
Diageo PLC                                                                  189,784           2,558,928
Electrocomponents PLC                                                        82,027             531,059
Gallaher Group PLC                                                           88,915           1,074,713
GlaxoSmithKline PLC                                                          94,085           1,904,154
HSBC Holdings PLC                                                            91,675           1,363,271
Invensys PLC (b)                                                            724,944             236,643
Kingfisher PLC                                                              246,928           1,281,838
National Grid Transco PLC                                                   158,582           1,223,689
Rentokil Initial PLC                                                        239,919             628,709
Rio Tinto PLC                                                                41,861           1,006,632
Royal Bank of Scotland Group PLC                                             92,213           2,655,585
Scottish & Southern Energy PLC                                               88,966           1,099,531
Shell Transport & Trading Co. PLC                                           296,871           2,177,729
Tesco PLC                                                                   346,119           1,671,216
Vodafone Group PLC                                                        1,444,144           3,162,388
Wolseley PLC                                                                 17,934             278,074
                                                                                      -----------------
                                                                                             34,333,578
                                                                                      -----------------
Total International Equities
  (Cost $82,208,282)                                                                        107,314,358
                                                                                      -----------------
INVESTMENT COMPANY -- 0.97%
iShares MSCI EAFE Index Fund
  (Cost $1,065,680)                                                           7,500           1,072,500
                                                                                      -----------------

                                                                         FACE
                                                                        AMOUNT              VALUE
                                                                    ---------------   -----------------
INTERNATIONAL BONDS -- 0.36%
CAYMAN ISLANDS -- 0.36%
SMFG Finance Ltd., 144A
  2.25%, due 07/11/05
  (Cost $166,976)                                                   JPY  18,000,000   $         395,912
                                                                                      -----------------

                                                                        SHARES
                                                                    ---------------
SHORT-TERM INVESTMENT -- 1.88%
UBS Supplementary Trust
  U.S. Cash Management Prime
  Fund, yield of 1.05%
  (Cost $2,086,439)                                                       2,086,439           2,086,439
                                                                                      -----------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED -- 5.72%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 1.05%
  (Cost $6,336,449)                                                       6,336,449           6,336,449
                                                                                      -----------------
Total Investments
  (Cost $91,863,826) -- 105.78% (a)                                                         117,205,658
Liabilities, in excess of cash and
  other assets -- (5.78%)                                                                    (6,404,362)
                                                                                      -----------------
Net Assets -- 100%                                                                    $     110,801,296
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $93,015,393; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                          $      24,881,026
               Gross unrealized depreciation                                                   (690,761)
                                                                                      -----------------
                         Net unrealized appreciation                                  $      24,190,265
                                                                                      =================

(b)  Non-income producing security,
(c)  Security, or portion thereof, was on loan at June 30, 2004.
(d)  Security is in default.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 the value of this security amounted to $395,912 or 0.36% of net assets.

%     Represents a percentage of net assets
CAD   Canadian Dollar
CHF   Swiss Franc
DKK   Danish Krone
EUR   Euro
GBP   British Pound
HKD   Hong Kong Dollar
JPY   Japanese Yen
NOK   Norwegian Krone
SGD   Singapore Dollar
SGPS  Sociedade Gestora de Participacoes Sociais.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS International Equity Fund had the following open forward foreign currency contracts as of June 30, 2004:

                                                                       UNREALIZED
                        CONTRACTS        IN EXCHANGE       MATURITY   APPRECIATION
                       TO DELIVER            FOR             DATES   (DEPRECIATION)
                       ----------   --------------------   --------  --------------
Australian Dollar         850,000   USD          590,538   12/3/04   $      7,823
British Pound           7,750,000   USD       13,856,613   12/3/04        (14,320)
Euro                      750,000   USD          913,125   12/3/04          1,891
Swedish Krona           8,900,000   USD        1,180,598   12/3/04            934
Swiss Franc             2,900,000   EUR        1,931,106   12/3/04         19,170
United States Dollar      947,311   CAD        1,300,000   12/3/04         20,606
United States Dollar    1,070,503   CHF        1,350,000   12/3/04         12,795
United States Dollar      649,308   DKK        4,000,000   12/3/04          4,360
United States Dollar    6,040,100   EUR        5,000,000   12/3/04         34,795
United States Dollar    1,169,380   GBP          650,000   12/3/04         (6,011)
United States Dollar      553,753   HKD        4,300,000   12/3/04            (12)
United States Dollar    4,808,167   JPY      530,300,000   12/3/04         91,716
United States Dollar      555,832   NOK        3,800,000   12/3/04         (7,802)
United States Dollar    1,996,324   SGD        3,400,000   12/3/04        (13,891)
                                                                     ------------
      Total net unrealized appreciation
        on forward foreign currency contracts                        $    152,054
                                                                     ============

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP VALUE EQUITY FUND

For the fiscal year ended June 30, 2004, Class Y shares of UBS U.S. Large Cap Value Equity Fund (formerly UBS U.S. Value Equity Fund) returned 20.49%, slightly underperforming the 21.13% return of the Fund's benchmark, the Russell 1000 Value Index (the "Index"). Since inception on June 29, 2001, through period end, the Fund returned 4.47% on an annualized basis, outperforming the 2.96% annualized return of the Index. (Returns for all share classes over various time periods are shown on page 76; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund continues to maintain its focus on fundamentally sound, high-quality stocks. While this was a slight negative given the market's speculative slant for much of the fiscal year, the Fund's relative performance was enhanced by prudent sector positioning and stock selection.

BOTTOM-UP OPPORTUNITIES DROVE SECTOR AND RISK EXPOSURE
We are essentially bottom-up stock pickers, relying on in-depth research and analysis to identify securities that we believe are selling for less than their intrinsic value. Risk management is another integral part of our portfolio construction process, as we strive to take only those risks that are likely to be compensated.

Throughout the 12-month period, our research indicated that much of the stock market was trading at or above fair value range. We did, however, identify pockets of opportunity. While investors were focused on the more speculative end of the stock market for most of the fiscal year, our careful analysis led us to overweight more conservative, low-risk sectors, including banking, healthcare, and construction.

In banking, we focused on companies that we believed were benefiting from a prior consolidation trend in the industry. Many of our bank holdings, including Citigroup, delivered strong results through the end of the period, at which point the sector as a whole fell on expectations for rising interest rates. We believe the decline was excessive, and that certain banks could actually benefit over the long term in a rising rate environment. For example, banks with credit card businesses could generate incremental revenue. As a result, we continue to view selective banks as attractive opportunities for the Fund.

Our research also identified a number of promising holdings in the healthcare and construction sectors. In healthcare, the Fund primarily held pharmaceuticals. Several holdings in this sector delivered strong returns in the first half of the period, but prices receded in the second half of the period, after a series of negative articles raised concerns about the impact of drug re-importation programs. According to our analysis, the effects of such a program, if implemented, would be negligible, convincing us that our holdings still offer long-term potential. In construction, our research highlighted sound companies benefiting from the housing boom. Among these was Masco, a building products manufacturer and installer, and, ultimately, one of the Fund's top performers over the fiscal year.

While technology and energy stocks delivered impressive returns over the fiscal year, the Fund was underweight both sectors, which detracted from relative performance. We remain cautious of these more speculative industries. Our analysis has found promising stocks in technology software, but we believe technology hardware is particularly overvalued, and unlikely to meet earnings expectations. Along the same vein, the energy sector has performed very well, due in large part to rising oil prices. However, our analysis concluded that prevailing oil prices include a premium related to the unrest in the Middle East, and that the long-term "normal price" is considerably lower. We expect that energy prices will stabilize and decline once the geopolitical situation improves.

LOOKING AHEAD
We currently believe the US equity market is essentially at fair value. That said, we are finding significant opportunities to own what we believe to be mispriced stocks, which, most frequently, we are uncovering in the sectors we have just discussed. As always, we intend to continue to employ our disciplined, bottom-up stock selection process, which calls for investing in stocks trading below what we perceive to be their intrinsic value. We believe this approach will better enable us to produce attractive risk-adjusted returns over a variety of market cycles.

UBS U.S. LARGE CAP VALUE EQUITY FUND (UNAUDITED)

TOTAL RETURN

                                                          1 YEAR     3 YEAR   INCEPTION*
                                                           ENDED      ENDED       TO
                                                          6/30/04    6/30/04    6/30/04
----------------------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A                20.28%       N/A      5.19%
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS B                19.38        N/A      5.59
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS C                19.34        N/A      5.38
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y                20.49       4.47%     4.47
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A**              13.68        N/A      2.89
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS B**              14.38        N/A      4.54
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS C**              18.34        N/A      5.38
RUSSELL 1000 VALUE INDEX                                    21.13       2.96      2.96

* INCEPTION DATES OF UBS U.S. LARGE CAP VALUE EQUITY FUND (FORMERLY UBS U.S. VALUE EQUITY FUND) CLASS A SHARES IS 12/07/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/08/01 AND 12/12/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 6/29/01.
**   RETURNS INCLUDE SALES CHARGES.
TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS. TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.
ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Value Equity Fund Class Y shares and the Russell 1000 Value Index, if you had invested $10,000 on June 29, 2001, and had reinvested all your income dividends and capital gain distributions through June 30, 2004. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y VS. RUSSELL 1000 VALUE INDEX Wealth Value With Dividends

                       UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y      RUSSELL 1000 VALUE INDEX
 6/29/2001                                                 $ 10,000                      $ 10,000
 7/31/2001                                                 $ 10,110                      $  9,979
 8/31/2001                                                 $  9,730                      $  9,579
 9/30/2001                                                 $  9,180                      $  8,905
10/31/2001                                                 $  9,170                      $  8,828
11/30/2001                                                 $  9,800                      $  9,341
12/31/2001                                                 $  9,970                      $  9,561
 1/31/2002                                                 $  9,870                      $  9,488
 2/28/2002                                                 $  9,900                      $  9,503
 3/31/2002                                                 $ 10,330                      $  9,953
 4/30/2002                                                 $ 10,020                      $  9,611
 5/31/2002                                                 $  9,990                      $  9,659
 6/30/2002                                                 $  9,380                      $  9,105
 7/31/2002                                                 $  8,640                      $  8,258
 8/31/2002                                                 $  8,810                      $  8,321
 9/30/2002                                                 $  7,670                      $  7,396
10/31/2002                                                 $  8,260                      $  7,943
11/30/2002                                                 $  8,750                      $  8,444
12/31/2002                                                 $  8,419                      $  8,077
 1/31/2003                                                 $  8,246                      $  7,882
 2/28/2003                                                 $  8,043                      $  7,671
 3/31/2003                                                 $  8,084                      $  7,684
 4/30/2003                                                 $  8,865                      $  8,361
 5/31/2003                                                 $  9,352                      $  8,900
 6/30/2003                                                 $  9,463                      $  9,012
 7/31/2003                                                 $  9,575                      $  9,146
 8/31/2003                                                 $  9,615                      $  9,288
 9/30/2003                                                 $  9,595                      $  9,198
10/31/2003                                                 $ 10,194                      $  9,761
11/30/2003                                                 $ 10,254                      $  9,893
12/31/2003                                                 $ 11,016                      $ 10,503
 1/31/2004                                                 $ 11,117                      $ 10,688
 2/29/2004                                                 $ 11,372                      $ 10,917
 3/31/2004                                                 $ 11,219                      $ 10,821
 4/30/2004                                                 $ 11,067                      $ 10,557
 5/31/2004                                                 $ 11,168                      $ 10,664
 6/30/2004                                                 $ 11,402                      $ 10,916

6/29/01 = $10,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004

                                                   PERCENTAGE OF
                                                     NET ASSETS
----------------------------------------------------------------
Bank of America Corp.                                   5.2%
ExxonMobil Corp.                                        4.7
American International Group, Inc.                      4.5
Citigroup, Inc.                                         4.3
Wells Fargo & Co.                                       4.0
Nextel Communications, Inc., Class A                    3.9
J.P. Morgan Chase & Co.                                 3.7
UnitedHealth Group, Inc.                                3.0
ConocoPhillips                                          2.8
Illinois Tool Works, Inc.                               2.6
----------------------------------------------------------------
Total                                                  38.7%

              UBS U.S. LARGE CAP VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2004

                                                                        SHARES             VALUE
                                                                    ---------------   -----------------
U.S. EQUITIES -- 94.72%
AEROSPACE & DEFENSE -- 2.45%
Boeing Co.                                                                   32,100   $       1,639,989
Northrop Grumman Corp.                                                       28,600           1,535,820
United Technologies Corp.                                                     4,600             420,808
                                                                                      -----------------
                                                                                              3,596,617
                                                                                      -----------------
AIRLINES -- 0.31%
Delta Air Lines, Inc. (b)                                                    64,300             457,816
                                                                                      -----------------
AUTO COMPONENTS 1.28%
Johnson Controls, Inc.                                                       35,300           1,884,314
                                                                                      -----------------
BIOTECHNOLOGY -- 1.04%
Cephalon, Inc. (b)                                                           28,300           1,528,200
                                                                                      -----------------
BUILDING PRODUCTS -- 2.07%
Masco Corp.                                                                  97,350           3,035,373
                                                                                      -----------------
COMMERCIAL BANKS -- 11.18%
Bank of America Corp.                                                        90,511           7,659,041
PNC Financial Services Group                                                 53,800           2,855,704
Wells Fargo & Co.                                                           103,450           5,920,443
                                                                                      -----------------
                                                                                             16,435,188
                                                                                      -----------------
COMMERCIAL SERVICES & SUPPLIES -- 0.53%
Equifax, Inc.                                                                31,400             777,150
                                                                                      -----------------
CONSTRUCTION MATERIALS -- 1.40%
Martin Marietta Materials, Inc.                                              46,500           2,061,345
                                                                                      -----------------
DIVERSIFIED FINANCIAL SERVICES -- 4.33%
Citigroup, Inc.                                                             136,976           6,369,384
                                                                                      -----------------
ELECTRIC UTILITIES -- 6.37%
American Electric Power Co., Inc.                                            88,000           2,816,000
CMS Energy Corp. (b)                                                         68,950             629,513
Exelon Corp.                                                                 66,700           2,220,443
FirstEnergy Corp.                                                            72,000           2,693,520
Pepco Holdings, Inc.                                                         55,100           1,007,228
                                                                                      -----------------
                                                                                              9,366,704
                                                                                      -----------------
FINANCE -- 9.27%
J.P. Morgan Chase & Co.                                                     141,470           5,484,792
Mellon Financial Corp.                                                      119,400           3,502,002
Morgan Stanley                                                               60,600           3,197,862
Northern Trust Corp.                                                         33,900           1,433,292
                                                                                      -----------------
                                                                                             13,617,948
                                                                                      -----------------
FOOD & STAPLES RETAILING -- 2.96%
Albertson's, Inc.                                                            70,600           1,873,724
Costco Wholesale Corp.                                                       60,300           2,476,521
                                                                                      -----------------
                                                                                              4,350,245
                                                                                      -----------------
GAS UTILITIES -- 1.24%
Sempra Energy Corp.                                                          53,000           1,824,790
                                                                                      -----------------
HEALTH CARE PROVIDERS & SERVICES -- 3.20%
Quest Diagnostics, Inc.                                                       3,100             263,345
UnitedHealth Group, Inc.                                                     71,400           4,444,650
                                                                                      -----------------
                                                                                              4,707,995
                                                                                      -----------------
HOUSEHOLD PRODUCTS -- 1.15%
Kimberly-Clark Corp.                                                         25,600           1,686,528
                                                                                      -----------------
INSURANCE -- 7.24%
Aflac, Inc.                                                                  42,000   $       1,714,020
American International Group, Inc.                                           92,476           6,591,689
Hartford Financial Services Group, Inc.                                      34,050           2,340,597
                                                                                      -----------------
                                                                                             10,646,306
                                                                                      -----------------
IT SERVICES -- 1.03%
First Data Corp.                                                             33,900           1,509,228
                                                                                      -----------------
MACHINERY -- 2.59%
Illinois Tool Works, Inc.                                                    39,650           3,802,039
                                                                                      -----------------
MEDIA -- 6.88%
Gannett Co., Inc.                                                            15,300           1,298,205
Interpublic Group of Cos., Inc. (b)                                         113,400           1,556,982
Time Warner, Inc. (b)                                                       202,900           3,566,982
Viacom, Inc., Class B                                                       103,300           3,689,876
                                                                                      -----------------
                                                                                             10,112,045
                                                                                      -----------------
OIL & GAS -- 7.52%
ConocoPhillips                                                               53,549           4,085,253
ExxonMobil Corp.                                                            156,850           6,965,709
                                                                                      -----------------
                                                                                             11,050,962
                                                                                      -----------------
PAPER & FOREST PRODUCTS -- 0.92%
MeadWestvaco Corp.                                                           45,900           1,349,001
                                                                                      -----------------
PHARMACEUTICALS -- 4.32%
Bristol-Myers Squibb Co.                                                     64,500           1,580,250
Johnson & Johnson                                                            36,300           2,021,910
Wyeth                                                                        75,900           2,744,544
                                                                                      -----------------
                                                                                              6,346,704
                                                                                      -----------------
ROAD & RAIL -- 3.61%
Burlington Northern Santa Fe Corp.                                           60,300           2,114,721
CSX Corp.                                                                    97,500           3,195,075
                                                                                      -----------------
                                                                                              5,309,796
                                                                                      -----------------
TELECOMMUNICATIONS SERVICES -- 3.04%
BellSouth Corp.                                                              67,400           1,767,228
SBC Communications, Inc.                                                    111,350           2,700,238
                                                                                      -----------------
                                                                                              4,467,466
                                                                                      -----------------
THRIFTS & MORTGAGE FINANCE -- 4.86%
Fannie Mae                                                                   52,000           3,710,720
Freddie Mac                                                                  54,150           3,427,695
                                                                                      -----------------
                                                                                              7,138,415
                                                                                      -----------------
WIRELESS TELECOMMUNICATION
  SERVICES -- 3.93%
Nextel Communications, Inc., Class A (b)                                    216,700           5,777,222
                                                                                      -----------------
Total U.S. Equities
  (Cost $124,177,729)                                                                       139,208,781
                                                                                      -----------------
SHORT-TERM INVESTMENTS -- 5.58%
OTHER -- 5.18%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%
  (Cost $7,610,129)                                                       7,610,129           7,610,129
                                                                                      -----------------

                                                                         FACE
                                                                        AMOUNT             VALUE
                                                                    ---------------   -----------------
U.S. GOVERNMENT OBLIGATION -- 0.40%
U.S. Treasury Bills, yield of 1.00%
  due 08/05/04 (Cost $599,419) (c)                                  $       600,000   $         599,372
                                                                                      -----------------
Total Short-Term Investments
  (Cost $8,209,548)                                                                           8,209,501
                                                                                      -----------------
Total Investments
  (Cost $132,387,277) -- 100.30% (a)                                                        147,418,282
Liabilities, in excess of cash and
  other assets -- (0.30%)                                                                      (447,248)
                                                                                      -----------------
Net Assets -- 100%                                                                    $     146,971,034
                                                                                      =================

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $133,827,332; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                          $      15,850,422
               Gross unrealized depreciation                                                 (2,259,472)
                                                                                      -----------------
                         Net unrealized appreciation                                  $      13,590,950
                                                                                      =================

(b)  Non-income producing security.
(c)  This security was pledged to cover margin requirements for futures contracts.
%    Represents a percentage of net assets

FUTURES CONTRACTS
UBS U.S. Large Cap Value Equity Fund had the following open futures contracts as of June 30, 2004:

                                      EXPIRATION                          CURRENT        UNREALIZED
                                         DATE               COST           VALUE        APPRECIATION
                                    --------------       -----------    -----------     ------------
INDEX FUTURES BUY CONTRACTS
S&P 500 Index, 21 contracts         September 2004       $ 5,947,347    $ 5,987,100     $     39,753
                                                                                        ============

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2004 was $599,372.

                 See accompanying notes to financial statements

                      THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004

                                                      UBS
                                                     GLOBAL             UBS
                                                   ALLOCATION       GLOBAL EQUITY
                                                      FUND*             FUND
-----------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                         $ 1,467,634,775   $    362,978,295
    Affiliated issuers                               239,237,646            849,939
  Investments of cash collateral received
    for securities loaned, at cost                   122,602,637                 --
  Foreign currency, at cost                            3,324,834          2,300,119
                                                 ---------------   ----------------
                                                 $ 1,832,799,892   $    366,128,353
                                                 ===============   ================

  Investments, at value:
    Unaffiliated issuers                         $ 1,549,324,409   $    447,061,803
    Affiliated issuers                               267,068,991            849,939
  Investments of cash collateral for
    securities loaned, at value                      122,602,637                 --
  Foreign currency, at value                           3,322,110          2,059,381
  Cash                                                 4,134,593                 --
  Receivables:
    Investment securities sold                        24,943,451          3,725,861
    Due from Advisor                                          --                 --
    Dividends                                          1,972,449          1,041,548
    Interest                                           6,195,596              2,559
    Fund shares sold                                  13,321,870            530,384
    Variation margin                                          --                 --
  Due from Broker                                        877,135                 --
  Other assets                                           167,472            137,328
  Unrealized appreciation on forward foreign
    currency contracts                                 2,056,036            495,139
                                                 ---------------   ----------------
    TOTAL ASSETS                                   1,995,986,749        455,903,942
                                                 ---------------   ----------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned           122,602,637                 --
    Investment securities purchased                   30,226,509          3,712,581
    Investment advisory fees                           1,166,867            281,703
    Fund shares redeemed                               6,483,058          1,947,055
    Distribution fees                                    421,646            136,753
    Trustees' fees                                         2,839              4,694
    Due to custodian bank                                     --                 --
    Variation margin                                       3,275                 --
    Accrued expenses                                   1,543,651            627,926
  Unrealized depreciation on forward foreign
    currency contracts                                   345,502            172,063
                                                 ---------------   ----------------
    TOTAL LIABILITIES                                162,795,984          6,882,775
                                                 ---------------   ----------------
NET ASSETS                                       $ 1,833,190,765   $    449,021,167
                                                 ===============   ================
NET ASSETS CONSIST OF:
  Paid in Capital                                $ 1,678,692,992   $  1,241,290,267
  Accumulated undistributed net
    investment income (loss)                           6,892,140         (3,562,832)
  Accumulated undistributed net
    realized gain (loss)                              36,345,540       (873,121,072)
  Net unrealized appreciation (depreciation)         111,260,093         84,414,804
                                                 ---------------   ----------------
    NET ASSETS                                   $ 1,833,190,765   $    449,021,167
                                                 ===============   ================

 * The market value for securities loaned for UBS Global Allocation Fund as of June 30, 2004 is $145,004,475.
** The market value for securities loaned for UBS International Equity Fund as of June 30, 2004 is $5,015,483.

                 See accompanying notes to financial statements

                                                       UBS               UBS                UBS                UBS
                                                   GLOBAL BOND      U.S. LARGE CAP     U.S. LARGE CAP     U.S. SMALL CAP
                                                      FUND           EQUITY FUND         GROWTH FUND       GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                        $     48,668,775   $    130,869,157   $      5,742,701   $    165,892,474
    Affiliated issuers                                10,635,991          6,756,537            154,554          4,595,089
  Investments of cash collateral received
    for securities loaned, at cost                            --                 --                 --                 --
  Foreign currency, at cost                              497,238                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
                                                $     59,802,004   $    137,625,694   $      5,897,255   $    170,487,563
                                                ================   ================   ================   ================

  Investments, at value:
    Unaffiliated issuers                        $     49,201,773   $    158,262,938   $      6,519,535   $    183,887,137
    Affiliated issuers                                10,654,679          6,756,537            154,554          4,595,089
  Investments of cash collateral for
    securities loaned, at value                               --                 --                 --                 --
  Foreign currency, at value                             498,254                 --                 --                 --
  Cash                                                        --                 --                 --                 --
  Receivables:
    Investment securities sold                           980,081            697,498             40,441          1,457,593
    Due from Advisor                                          --                 --             21,895                 --
    Dividends                                                 --            135,363              2,448             32,502
    Interest                                             859,133              6,753                173              3,917
    Fund shares sold                                     142,103            323,281                 --            501,764
    Variation margin                                          --             21,850                 --                 --
  Due from Broker                                             --                 --                 --                 --
  Other assets                                            45,762              2,271                100             77,336
  Unrealized appreciation on forward foreign
    currency contracts                                   114,541                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
    TOTAL ASSETS                                      62,496,326        166,206,491          6,739,146        190,555,338
                                                ----------------   ----------------   ----------------   ----------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned                    --                 --                 --                 --
    Investment securities purchased                      988,407                 --             71,360          2,565,878
    Investment advisory fees                              37,530             95,916              3,785            122,498
    Fund shares redeemed                                 698,561          1,562,031             81,173          1,085,747
    Distribution fees                                      2,322              1,926              1,815             15,365
    Trustees' fees                                         2,429              3,387              2,646              1,973
    Due to custodian bank                                     32             15,370                 --                 --
    Variation margin                                          --                 --                 --                 --
    Accrued expenses                                     122,333            188,355             26,893            261,338
  Unrealized depreciation on forward foreign
    currency contracts                                    32,022                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
    TOTAL LIABILITIES                                  1,883,636          1,866,985            187,672          4,052,799
                                                ----------------   ----------------   ----------------   ----------------
NET ASSETS                                      $     60,612,690   $    164,339,506   $      6,551,474   $    186,502,539
                                                ================   ================   ================   ================
NET ASSETS CONSIST OF:
  Paid in Capital                               $     58,955,104   $    134,960,304   $      9,671,554   $    166,981,807
  Accumulated undistributed net
    investment income (loss)                           2,241,307            479,438                 --                 --
  Accumulated undistributed net
    realized gain (loss)                              (1,224,140)         1,470,016         (3,896,915)         1,526,069
  Net unrealized appreciation (depreciation)             640,419         27,429,748            776,835         17,994,663
                                                ----------------   ----------------   ----------------   ----------------
    NET ASSETS                                  $     60,612,690   $    164,339,506   $      6,551,474   $    186,502,539
                                                ================   ================   ================   ================

                                                                                                               UBS
                                                       UBS               UBS                UBS           U.S. LARGE CAP
                                                    U.S. BOND         HIGH YIELD        INTERNATIONAL      VALUE EQUITY
                                                       FUND              FUND           EQUITY FUND**          FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                        $    122,113,798   $    169,928,619   $     83,440,938   $    124,777,148
    Affiliated issuers                                 2,466,400          3,138,878          2,086,439          7,610,129
  Investments of cash collateral received
    for securities loaned, at cost                            --                 --          6,336,449                 --
  Foreign currency, at cost                                   --                 --            929,395                 --
                                                ----------------   ----------------   ----------------   ----------------
                                                $    124,580,198   $    173,067,497   $     92,793,221   $    132,387,277
                                                ================   ================   ================   ================

  Investments, at value:
    Unaffiliated issuers                        $    122,063,745   $    141,134,571   $    108,782,770   $    139,808,153
    Affiliated issuers                                 2,466,400          3,138,878          2,086,439          7,610,129
  Investments of cash collateral for
    securities loaned, at value                               --                 --          6,336,449                 --
  Foreign currency, at value                                  --                 --            929,612                 --
  Cash                                                    17,879            397,311                 --                 --
  Receivables:
    Investment securities sold                         2,767,759            323,157            351,772                 --
    Due from Advisor                                          --                 --                 --                 --
    Dividends                                                 --                 --            464,525             80,346
    Interest                                           1,230,118          2,872,903              1,418              9,369
    Fund shares sold                                     213,305            238,644            321,658            157,073
    Variation margin                                          --                 --                 --             24,150
  Due from Broker                                             --                 --                 --                 --
  Other assets                                            58,233             27,193             71,560            110,418
  Unrealized appreciation on forward foreign
    currency contracts                                        --                 --            194,090                 --
                                                ----------------   ----------------   ----------------   ----------------
    TOTAL ASSETS                                     128,817,439        148,132,657        119,540,293        147,799,638
                                                ----------------   ----------------   ----------------   ----------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned                    --                 --          6,336,449                 --
    Investment securities purchased                    3,447,437            745,139          1,294,587                 --
    Investment advisory fees                              51,369             78,438             74,917             88,168
    Fund shares redeemed                                 248,140          1,016,002            725,033            479,916
    Distribution fees                                      2,076             55,739              1,592             25,950
    Trustees' fees                                         1,880              1,423              5,633              2,639
    Due to custodian bank                                     --                 --                 --                 --
    Variation margin                                          --                 --                 --                 --
    Accrued expenses                                     127,730            240,919            258,750            231,931
  Unrealized depreciation on forward foreign
    currency contracts                                        --                 --             42,036                 --
                                                ----------------   ----------------   ----------------   ----------------
    TOTAL LIABILITIES                                  3,878,632          2,137,660          8,738,997            828,604
                                                ----------------   ----------------   ----------------   ----------------
NET ASSETS                                      $    124,938,807   $    145,994,997   $    110,801,296   $    146,971,034
                                                ================   ================   ================   ================
NET ASSETS CONSIST OF:
  Paid in Capital                               $    126,860,252   $    406,475,598   $     96,850,305   $    111,494,900
  Accumulated undistributed net
    investment income (loss)                             108,438            306,444            184,526            558,197
  Accumulated undistributed net
    realized gain (loss)                              (1,979,830)      (231,992,996)       (11,751,788)        19,847,179
  Net unrealized appreciation (depreciation)             (50,053)       (28,794,049)        25,518,253         15,070,758
                                                ----------------   ----------------   ----------------   ----------------
    NET ASSETS                                  $    124,938,807   $    145,994,997   $    110,801,296   $    146,971,034
                                                ================   ================   ================   ================

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
JUNE 30, 2004

                                                      UBS
                                                     GLOBAL              UBS
                                                   ALLOCATION       GLOBAL EQUITY
                                                      FUND               FUND
-----------------------------------------------------------------------------------
CLASS A:
  Net assets                                    $    876,635,480   $    117,083,601
  Shares outstanding                                  70,960,306         11,140,061
  Net asset value per share
    (NAV per share / shares outstanding)        $          12.35   $          10.51
  Offering price per share (NAV per share
    plus maximum sales charge)(a)               $          13.07   $          11.12
  Redemption proceeds per share                 $          12.35   $          10.51

CLASS B:
  Net assets                                    $    153,481,322   $    134,419,050
  Shares outstanding                                  12,642,186         12,967,009
  Net asset value per share
    (NAV per share / shares outstanding)        $          12.14   $          10.37
  Offering price per share                      $          12.14   $          10.37
  Redemption proceeds per share
    (NAV per share less maximum
    redemption charge)(a)                       $          11.53   $           9.85

CLASS C:
  Net assets                                    $    539,399,256   $     82,683,782
  Shares outstanding                                  44,384,780          8,000,510
  Net asset value per share
    (NAV per share / shares outstanding)        $          12.15   $          10.33
Offering price per share                        $          12.15   $          10.33
  Redemption proceeds per share
   (NAV per share less maximum redemption
   charge)(a)                                   $          12.03   $          10.23

CLASS Y:
  Net assets                                    $    263,674,707   $    114,834,734
  Shares outstanding                                  21,096,359         10,765,803
  Net asset value per share
    (NAV per share / shares outstanding)        $          12.50   $          10.67
  Offering price per share                      $          12.50   $          10.67
  Redemption proceeds per share                 $          12.50   $          10.67

(a) For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%. Effective October 1, 2003, Class C no longer charges a maximum sales charge of 1.00%. Classes B, C and Y have no sales charges. For Class B, the maximum redemption charge is 5.00%, Class C maximum redemption charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond and UBS High Yield Fund which is 0.75%. Classes A and Y have no contingent deferred sales charges.

                 See accompanying notes to financial statements

                                                      UBS                UBS                UBS                UBS
                                                  GLOBAL BOND       U.S. LARGE CAP     U.S. LARGE CAP     U.S. SMALL CAP
                                                      FUND            EQUITY FUND        GROWTH FUND        GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
CLASS A:
  Net assets                                    $     14,609,877   $      7,885,075   $      2,275,047   $     73,833,303
  Shares outstanding                                   1,480,482            490,496            295,138          5,950,737
  Net asset value per share
    (NAV per share / shares outstanding)        $           9.87   $          16.08   $           7.71   $          12.41
  Offering price per share (NAV per share
    plus maximum sales charge)(a)               $          10.34   $          17.02   $           8.16   $          13.13
  Redemption proceeds per share                 $           9.87   $          16.08   $           7.71   $          12.41

CLASS B:
  Net assets                                    $      1,535,678   $      1,217,070   $        341,823   $     11,682,917
  Shares outstanding                                     155,436             76,991             45,165            959,713
  Net asset value per share
    (NAV per share / shares outstanding)        $           9.88   $          15.81   $           7.57   $          12.17
  Offering price per share                      $           9.88   $          15.81   $           7.57   $          12.17
  Redemption proceeds per share
    (NAV per share less maximum
    redemption charge)(a)                       $           9.39   $          15.02   $           7.19   $          11.56

CLASS C:
  Net assets                                    $      3,450,904   $      1,629,448   $        432,222   $      9,580,266
  Shares outstanding                                     350,282            103,149             57,159            787,875
  Net asset value per share
    (NAV per share / shares outstanding)        $           9.85   $          15.80   $           7.56   $          12.16
Offering price per share                        $           9.85   $          15.80   $           7.56   $          12.16
  Redemption proceeds per share
   (NAV per share less maximum redemption
   charge)(a)                                   $           9.78   $          15.64   $           7.48   $          12.04

CLASS Y:
  Net assets                                    $     41,016,231   $    153,607,913   $      3,502,382   $     91,406,053
  Shares outstanding                                   3,787,411          9,477,454            446,046          7,238,440
  Net asset value per share
    (NAV per share / shares outstanding)        $          10.83   $          16.21   $           7.85   $          12.63
  Offering price per share                      $          10.83   $          16.21   $           7.85   $          12.63
  Redemption proceeds per share                 $          10.83   $          16.21   $           7.85   $          12.63

                                                                                                              UBS
                                                      UBS                UBS                UBS           U.S. LARGE CAP
                                                   U.S. BOND          HIGH YIELD       INTERNATIONAL      VALUE EQUITY
                                                      FUND               FUND           EQUITY FUND           FUND
-------------------------------------------------------------------------------------------------------------------------
CLASS A:
  Net assets                                    $     31,419,851   $     72,614,145   $      7,865,976   $    108,368,925
  Shares outstanding                                   2,974,934         10,280,052            916,489          9,694,711
  Net asset value per share
    (NAV per share / shares outstanding)        $          10.56   $           7.06   $           8.58   $          11.18
  Offering price per share (NAV per share
    plus maximum sales charge)(a)               $          11.06   $           7.39   $           9.08   $          11.83
  Redemption proceeds per share                 $          10.56   $           7.06   $           8.58   $          11.18

CLASS B:
  Net assets                                    $      2,042,556   $      7,844,329   $        814,985   $     14,555,719
  Shares outstanding                                     193,417          1,110,544             96,135          1,324,573
  Net asset value per share
    (NAV per share / shares outstanding)        $          10.56   $           7.06   $           8.48   $          10.99
  Offering price per share                      $          10.56   $           7.06   $           8.48   $          10.99
  Redemption proceeds per share
    (NAV per share less maximum
    redemption charge)(a)                       $          10.03   $           6.71   $           8.06   $          10.44

CLASS C:
  Net assets                                    $      2,195,135   $     17,498,415   $      1,338,295   $     19,530,398
  Shares outstanding                                     208,001          2,477,115            158,344          1,775,069
  Net asset value per share
    (NAV per share / shares outstanding)        $          10.55   $           7.06   $           8.45   $          11.00
Offering price per share                        $          10.55   $           7.06   $           8.45   $          11.00
  Redemption proceeds per share
   (NAV per share less maximum redemption
   charge)(a)                                   $          10.47   $           7.01   $           8.37   $          10.89

CLASS Y:
  Net assets                                    $     89,281,265   $     48,038,108   $    100,782,040   $      4,515,992
  Shares outstanding                                   8,445,542          6,767,314         11,680,433            402,321
  Net asset value per share
    (NAV per share / shares outstanding)        $          10.57   $           7.10   $           8.63   $          11.22
  Offering price per share                      $          10.57   $           7.10   $           8.63   $          11.22
  Redemption proceeds per share                 $          10.57   $           7.10   $           8.63   $          11.22

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

                                                      UBS
                                                     GLOBAL              UBS
                                                   ALLOCATION        GLOBAL EQUITY
                                                      FUND               FUND
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                   $     16,762,757   $     11,266,365
    Interest                                          10,335,618             91,973
    Affiliated interest                                  418,995             47,182
    Securities lending-net                               340,727                 --
    Foreign tax withheld                                (956,169)          (720,781)
                                                ----------------   ----------------
        TOTAL INCOME                                  26,901,928         10,684,739
                                                ----------------   ----------------
EXPENSES:
    Advisory and administration fees                  10,295,479          3,870,177
    Distribution and service fees:
        Class A                                        1,242,088            306,832
        Class B                                        1,018,951          1,439,687
        Class C                                        3,487,598            908,298
    Custodian                                            845,395            386,897
    Federal and state registration                        60,557             62,729
    Transfer agency fees:
        Class A                                          273,849            227,155
        Class B                                          120,551            376,064
        Class C                                          279,029            245,391
        Class Y                                          104,405             29,152
    Professional services                                 89,841             78,421
    Shareholder reports                                  124,014            367,977
    Trustees                                              16,811             12,624
    Other                                                 37,785             16,636
                                                ----------------   ----------------
        TOTAL OPERATING EXPENSES                      17,996,353          8,328,040
        Expenses waived by Advisor                            --           (921,625)
                                                ----------------   ----------------
        NET OPERATING EXPENSES                        17,996,353          7,406,415
        Interest Expense                                     427              3,513
        NET INVESTMENT INCOME (LOSS)                   8,905,148          3,274,811
                                                ----------------   ----------------
  Net realized gain (loss) on:
    Investments                                       58,054,650         47,804,066
    Futures contracts                                     23,140                 --
    Foreign forward currency contracts and
      foreign currency transactions                   (1,646,010)        (6,312,066)
                                                ----------------   ----------------
        Net realized gain (loss)                      56,431,780         41,492,000
                                                ----------------   ----------------
  Change in net unrealized appreciation
    (depreciation) on:
    Investments                                       78,628,760         38,315,388
    Futures contracts                                     11,673                 --
    Foreign forward currency contracts                 1,976,133           (222,877)
    Translation of other assets and
      liabilities denominated in foreign
      currency                                             4,891             12,398
                                                ----------------   ----------------
        Change in net unrealized appreciation
          (depreciation)                              80,621,457         38,104,909
                                                ----------------   ----------------
  Net realized and unrealized gain (loss)            137,053,237         79,596,909
                                                ----------------   ----------------
  Net increase in net assets resulting
    from operations                             $    145,958,385   $     82,871,720
                                                ================   ================

                 See accompanying notes to financial statements

                                                      UBS                UBS                 UBS                UBS
                                                   GLOBAL BOND      U.S. LARGE CAP     U.S. LARGE CAP     U.S. SMALL CAP
                                                      FUND            EQUITY FUND        GROWTH FUND        GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                   $             --   $      2,292,152   $         37,293   $        500,404
    Interest                                           1,703,161                 --                 --                 --
    Affiliated interest                                   16,964             71,449              1,832             52,665
    Securities lending-net                                    --                 --                 --                 --
    Foreign tax withheld                                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
        TOTAL INCOME                                   1,720,125          2,363,601             39,125            553,069
                                                ----------------   ----------------   ----------------   ----------------
EXPENSES:
    Advisory and administration fees                     473,879          1,060,701             41,884          1,317,090
    Distribution and service fees:
        Class A                                           33,472             15,146              4,337            116,369
        Class B                                           15,933              9,423              3,629             87,017
        Class C                                           26,484             13,947              3,369             66,785
    Custodian                                             49,068             71,854              2,837             72,212
    Federal and state registration                        27,053             25,659             25,108             31,053
    Transfer agency fees:
        Class A                                           16,454             10,340              1,016             92,642
        Class B                                            2,561                957                212             40,096
        Class C                                            2,531                861                194             29,954
        Class Y                                           24,794             33,406              1,808             68,756
    Professional services                                 65,600             69,362             47,331             59,648
    Shareholder reports                                   43,846             37,411              3,259             38,294
    Trustees                                               6,292              6,516              6,611              6,556
    Other                                                  7,191              6,552              5,222              9,162
                                                ----------------   ----------------   ----------------   ----------------
        TOTAL OPERATING EXPENSES                         795,158          1,362,135            146,817          2,035,634
        Expenses waived by Advisor                      (203,137)            (3,428)           (92,288)          (313,930)
                                                ----------------   ----------------   ----------------   ----------------
        NET OPERATING EXPENSES                           592,021          1,358,707             54,529          1,721,704
        Interest Expense                                   1,590                 --                 --                 --
        NET INVESTMENT INCOME (LOSS)                   1,126,514          1,004,894            (15,404)        (1,168,635)
                                                ----------------   ----------------   ----------------   ----------------
  Net realized gain (loss) on:
    Investments                                          329,504         11,088,263            155,984          4,874,967
    Futures contracts                                         --            628,109                 --                 --
    Foreign forward currency contracts and
      foreign currency transactions                    3,350,498                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
        Net realized gain (loss)                       3,680,002         11,716,372            155,984          4,874,967
                                                ----------------   ----------------   ----------------   ----------------
  Change in net unrealized appreciation
    (depreciation) on:
    Investments                                       (2,398,340)         9,563,349            797,408         12,575,169
    Futures contracts                                         --            189,135                 --                 --
    Foreign forward currency contracts                   178,664                 --                 --                 --
    Translation of other assets and
      liabilities denominated in foreign
      currency                                           (13,923)                --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
        Change in net unrealized appreciation
          (depreciation)                              (2,233,599)         9,752,484            797,408         12,575,169
                                                ----------------   ----------------   ----------------   ----------------
  Net realized and unrealized gain (loss)              1,446,403         21,468,856            953,392         17,450,136
                                                ----------------   ----------------   ----------------   ----------------
  Net increase in net assets resulting
    from operations                             $      2,572,917   $     22,473,750   $        937,988   $     16,281,501
                                                ================   ================   ================   ================

                                                                                                               UBS
                                                      UBS                UBS                UBS           U.S. LARGE CAP
                                                    U.S. BOND         HIGH YIELD        INTERNATIONAL      VALUE EQUITY
                                                      FUND               FUND            EQUITY FUND           FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                   $             --   $         24,921   $      2,729,666   $      1,912,779
    Interest                                           5,259,673         16,210,872                 --              2,422
    Affiliated interest                                   32,962             48,245             18,848             47,736
    Securities lending-net                                    --                 --             59,561                 --
    Foreign tax withheld                                      --                 --           (230,212)                --
                                                ----------------   ----------------   ----------------   ----------------
        TOTAL INCOME                                   5,292,635         16,284,038          2,577,863          1,962,937
                                                ----------------   ----------------   ----------------   ----------------
EXPENSES:
    Advisory and administration fees                     687,023          1,158,505            839,584            775,460
    Distribution and service fees:
        Class A                                           82,193            185,165             12,140            167,249
        Class B                                           27,456            103,968              5,767            149,431
        Class C                                           19,216            143,976              8,773            130,607
    Custodian                                             62,729             90,107            105,548             52,531
    Federal and state registration                        35,114             45,587             27,860             28,709
    Transfer agency fees:
        Class A                                           36,544            143,771              7,155            138,765
        Class B                                            7,244             18,995              2,574             55,813
        Class C                                            3,980             37,596              1,739             26,440
        Class Y                                           38,234             36,106            101,129              3,496
    Professional services                                 48,914             59,723             72,062             75,203
    Shareholder reports                                   40,676            115,925             37,057             34,323
    Trustees                                               6,442              6,560              6,405              6,502
    Other                                                  9,766             10,710              6,524              3,031
                                                ----------------   ----------------   ----------------   ----------------
        TOTAL OPERATING EXPENSES                       1,105,531          2,156,694          1,234,317          1,647,560
        Expenses waived by Advisor                      (261,013)          (117,168)          (251,053)          (344,777)
                                                ----------------   ----------------   ----------------   ----------------
        NET OPERATING EXPENSES                           844,518          2,039,526            983,264          1,302,783
        Interest Expense                                      --              5,460              2,308                 --
        NET INVESTMENT INCOME (LOSS)                   4,448,117         14,239,052          1,592,291            660,154
                                                ----------------   ----------------   ----------------   ----------------
  Net realized gain (loss) on:
    Investments                                         (825,059)       (20,836,259)         7,449,784         24,912,296
    Futures contracts                                         --                 --                 --            741,344
    Foreign forward currency contracts and
      foreign currency transactions                           --                 --           (821,447)                --
                                                ----------------   ----------------   ----------------   ----------------
        Net realized gain (loss)                        (825,059)       (20,836,259)         6,628,337         25,653,640
                                                ----------------   ----------------   ----------------   ----------------
  Change in net unrealized appreciation
    (depreciation) on:
    Investments                                       (3,614,761)        27,195,494         12,156,966         (8,815,799)
    Futures contracts                                         --                 --                 --             39,753
    Foreign forward currency contracts                        --                 --             55,124                 --
    Translation of other assets and
      liabilities denominated in foreign
      currency                                                --                 --             (6,124)                --
                                                ----------------   ----------------   ----------------   ----------------
        Change in net unrealized appreciation
          (depreciation)                              (3,614,761)        27,195,494         12,205,966         (8,776,046)
                                                ----------------   ----------------   ----------------   ----------------
  Net realized and unrealized gain (loss)             (4,439,820)         6,359,235         18,834,303         16,877,594
                                                ----------------   ----------------   ----------------   ----------------
  Net increase in net assets resulting
    from operations                             $          8,297   $     20,598,287   $     20,426,594   $     17,537,748
                                                ================   ================   ================   ================

STATEMENTS OF CHANGES IN NET ASSETS

                                                               UBS
                                                      GLOBAL ALLOCATION FUND
                                                -----------------------------------
                                                        YEAR ENDED JUNE 30,
                                                      2004               2003
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                  $      8,905,148   $      2,419,328
  Net realized gain (loss)                            56,431,780          3,879,544
  Change in net unrealized appreciation
   (depreciation)                                     80,621,457         24,982,954
                                                ----------------   ----------------
  Net increase (decrease) in net assets from
    operations                                       145,958,385         31,281,826
                                                ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment income
      and net foreign currency gains                  (5,970,967)          (816,676)
    Distributions from net realized gain                      --                 --
                                                ----------------   ----------------
  Total Class A distributions                         (5,970,967)          (816,676)
                                                ----------------   ----------------
  Class B:
    Distributions from net investment income
      and net foreign currency gains                    (915,014)          (159,173)
    Distributions from net realized gain                      --                 --
                                                ----------------   ----------------
  Total Class B distributions                           (915,014)          (159,173)
                                                ----------------   ----------------
  Class C:
    Distributions from net investment
      income and net foreign currency gains           (3,309,142)          (255,507)
    Distributions from net realized gain                      --                 --
                                                ----------------   ----------------
  Total Class C distributions                         (3,309,142)          (255,507)
                                                ----------------   ----------------
  Class Y:
    Distributions from net investment
      income and net foreign currency gains           (3,074,862)        (6,269,057)
    Distributions from net realized gain                      --                 --
                                                ----------------   ----------------
  Total Class Y distributions                         (3,074,862)        (6,269,057)
                                                ----------------   ----------------
  Decrease in net assets from distributions          (13,269,985)        (7,500,413)
                                                ----------------   ----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
  Class A:
    Shares sold                                      771,649,248        169,855,469
    Shares issued on reinvestment of
      distributions                                    5,548,907            694,883
    Shares redeemed                                 (129,489,601)       (13,014,963)
    Shares converted from Class B to Class A             212,390                 --
                                                ----------------   ----------------
  Total Class A transactions                         647,920,944        157,535,389
                                                ----------------   ----------------
  Class B:
    Shares sold                                      109,114,997         51,012,178
    Shares issued on reinvestment of
      distributions                                      829,767            153,482
    Shares redeemed                                  (17,242,894)        (5,976,414)
    Shares converted from Class B to Class A            (212,390)                --
                                                ----------------   ----------------
  Total Class B transactions                          92,489,480         45,189,246
                                                ----------------   ----------------
  Class C:
    Shares sold                                      405,152,193        136,999,043
    Shares issued on reinvestment of
      distributions                                    3,122,784            238,616
    Shares redeemed                                  (43,352,522)        (9,106,623)
                                                ----------------   ----------------
  Total Class C transactions                         364,922,455        128,131,036
                                                ----------------   ----------------
  Class Y:
    Shares sold                                       96,284,650         74,301,709
    Shares issued on reinvestment of
      distributions                                    2,446,598          4,205,702
    Shares redeemed                                  (59,577,632)       (52,998,670)
                                                ----------------   ----------------
  Total Class Y transactions                          39,153,616         25,508,741
                                                ----------------   ----------------
    Redemption fees                                      191,450             39,290
                                                ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share transactions      1,144,677,945        356,403,702
                                                ----------------   ----------------
  INCREASE (DECREASE) IN NET ASSETS                1,277,366,345        380,185,115
  NET ASSETS, BEGINNING OF PERIOD                    555,824,420        175,639,305
                                                ----------------   ----------------
  NET ASSETS, END OF PERIOD                     $  1,833,190,765   $    555,824,420
                                                ================   ================
  Net assets include accumulated
    undistributed net investment
    income (loss)                               $      6,892,140   $      7,743,158
                                                ================   ================

* The capital share transactions include amounts from a tax-free reorganization in which the UBS U.S. Global Equity Fund acquired the assets and liabilities of the UBS Strategy Fund on March 21, 2003. The amounts were $102,576,449 for Class A, $135,637,778 for Class B, $88,842,381 for
     Class C, and $2,358,930 for Class Y.

                 See accompanying notes to financial statements

                                                                UBS                                  UBS
                                                         GLOBAL EQUITY FUND                    GLOBAL BOND FUND
                                                -----------------------------------   -----------------------------------
                                                         YEAR ENDED JUNE 30,                  YEAR ENDED JUNE 30,
                                                      2004               2003               2004               2003
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                  $      3,274,811   $      2,549,429   $      1,126,514   $      1,120,047
  Net realized gain (loss)                            41,492,000        (18,437,985)         3,680,002          5,017,299
  Change in net unrealized appreciation
   (depreciation)                                     38,104,909         44,889,458         (2,233,599)             4,495
                                                ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets from
    operations                                        82,871,720         29,000,902          2,572,917          6,141,841
                                                ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment income
      and net foreign currency gains                  (1,327,685)          (391,438)        (1,172,161)          (105,953)
    Distributions from net realized gain                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class A distributions                         (1,327,685)          (391,438)        (1,172,161)          (105,953)
                                                ----------------   ----------------   ----------------   ----------------
  Class B:
    Distributions from net investment income
      and net foreign currency gains                  (1,295,502)           (18,143)          (130,281)           (17,619)
    Distributions from net realized gain                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class B distributions                         (1,295,502)           (18,143)          (130,281)           (17,619)
                                                ----------------   ----------------   ----------------   ----------------
  Class C:
    Distributions from net investment
      income and net foreign currency gains             (806,282)           (28,866)          (306,676)           (13,518)
    Distributions from net realized gain                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class C distributions                           (806,282)           (28,866)          (306,676)           (13,518)
                                                ----------------   ----------------   ----------------   ----------------
  Class Y:
    Distributions from net investment
      income and net foreign currency gains           (1,461,737)        (1,343,765)        (3,219,023)          (853,243)
    Distributions from net realized gain                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class Y distributions                         (1,461,737)        (1,343,765)        (3,219,023)          (853,243)
                                                ----------------   ----------------   ----------------   ----------------
  Decrease in net assets from distributions           (4,891,206)        (1,782,212)        (4,828,141)          (990,333)
                                                ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
  Class A:
    Shares sold                                       23,475,971        118,615,222*        10,737,328         12,487,314
    Shares issued on reinvestment of
      distributions                                    1,259,846            329,028            868,518             89,825
    Shares redeemed                                  (52,291,281)       (18,681,217)        (8,238,128)        (3,273,617)
    Shares converted from Class B to Class A             172,521                 --            205,268                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class A transactions                         (27,382,943)       100,263,033          3,572,986          9,303,522
                                                ----------------   ----------------   ----------------   ----------------
  Class B:
    Shares sold                                        2,617,886        141,490,442*           804,290          1,854,490
    Shares issued on reinvestment of
      distributions                                    1,212,343             17,409            106,625             15,420
    Shares redeemed                                  (36,891,178)        (9,779,696)          (867,095)          (639,402)
    Shares converted from Class B to Class A            (172,521)                --           (205,268)                --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class B transactions                         (33,233,470)       131,728,155           (161,448)         1,230,508
                                                ----------------   ----------------   ----------------   ----------------
  Class C:
    Shares sold                                        2,167,175         93,437,144*           918,969          3,390,992
    Shares issued on reinvestment of
      distributions                                      764,619             21,402            155,154             10,557
    Shares redeemed                                  (28,846,302)        (8,141,946)          (696,421)          (267,872)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class C transactions                         (25,914,508)        85,316,600            377,702          3,133,677
                                                ----------------   ----------------   ----------------   ----------------
  Class Y:
    Shares sold                                       88,053,616         58,686,302*        35,901,499         48,090,421
    Shares issued on reinvestment of
      distributions                                    1,196,944            972,071          2,866,034            662,981
    Shares redeemed                                  (56,220,029)       (36,459,204)       (31,785,235)       (52,213,738)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class Y transactions                          33,030,531         23,199,169          6,982,298         (3,460,336)
                                                ----------------   ----------------   ----------------   ----------------
    Redemption fees                                       75,284             83,887                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share transactions        (53,425,106)       340,590,844         10,771,538         10,207,371
                                                ----------------   ----------------   ----------------   ----------------
  INCREASE (DECREASE) IN NET ASSETS                   24,555,408        367,809,534          8,516,314         15,358,879
  NET ASSETS, BEGINNING OF PERIOD                    424,465,759         56,656,225         52,096,376         36,737,497
                                                ----------------   ----------------   ----------------   ----------------
  NET ASSETS, END OF PERIOD                     $    449,021,167   $    424,465,759   $     60,612,690   $     52,096,376
                                                ================   ================   ================   ================
  Net assets include accumulated
    undistributed net investment
    income (loss)                               $     (3,562,832)  $      4,343,999   $      2,241,307   $      2,541,437
                                                ================   ================   ================   ================

                                                                UBS                                   UBS
                                                     U.S. LARGE CAP EQUITY FUND            U.S. LARGE CAP GROWTH FUND
                                                -----------------------------------   -----------------------------------
                                                        YEAR ENDED JUNE 30,                   YEAR ENDED JUNE 30,
                                                      2004               2003               2004               2003
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                  $      1,004,894   $      1,011,024   $        (15,404)  $          1,979
  Net realized gain (loss)                            11,716,372         (6,746,844)           155,984         (1,284,113)
  Change in net unrealized appreciation
   (depreciation)                                      9,752,484          7,805,668            797,408          1,210,064
                                                ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets from
    operations                                        22,473,750          2,069,848            937,988            (72,070)
                                                ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment income
      and net foreign currency gains                     (53,821)           (35,257)                --                 --
    Distributions from net realized gain                      --           (174,016)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class A distributions                            (53,821)          (209,273)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Class B:
    Distributions from net investment income
      and net foreign currency gains                      (6,045)            (3,439)                --                 --
    Distributions from net realized gain                      --            (15,413)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class B distributions                             (6,045)           (18,852)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Class C:
    Distributions from net investment
      income and net foreign currency gains               (8,425)            (2,486)                --                 --
    Distributions from net realized gain                      --             (8,679)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class C distributions                             (8,425)           (11,165)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Class Y:
    Distributions from net investment
      income and net foreign currency gains           (1,467,245)          (897,680)                --                 --
    Distributions from net realized gain                      --         (2,331,732)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class Y distributions                         (1,467,245)        (3,229,412)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Decrease in net assets from distributions           (1,535,536)        (3,468,702)                --                 --
                                                ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
  Class A:
    Shares sold                                        2,527,329          4,229,809          1,320,185            775,010
    Shares issued on reinvestment of
      distributions                                       46,600            135,067                 --                 --
    Shares redeemed                                     (522,243)       (12,394,051)          (508,947)          (756,172)
    Shares converted from Class B to Class A             209,919                 --              9,322                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class A transactions                           2,261,605         (8,029,175)           820,560             18,838
                                                ----------------   ----------------   ----------------   ----------------
  Class B:
    Shares sold                                          757,699            593,667            130,574            440,475
    Shares issued on reinvestment of
      distributions                                        5,998             18,852                 --                 --
    Shares redeemed                                     (120,732)          (205,380)          (166,741)          (239,759)
    Shares converted from Class B to Class A            (209,919)                --             (9,322)                --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class B transactions                             433,046            407,139            (45,489)           200,716
                                                ----------------   ----------------   ----------------   ----------------
  Class C:
    Shares sold                                          729,594            903,316            249,647            257,136
    Shares issued on reinvestment of
      distributions                                        8,372             10,921                 --                 --
    Shares redeemed                                     (344,284)           (31,363)          (142,483)          (529,714)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class C transactions                             393,682            882,874            107,164           (272,578)
                                                ----------------   ----------------   ----------------   ----------------
  Class Y:
    Shares sold                                       61,668,516         28,395,966          2,144,735            435,368
    Shares issued on reinvestment of
      distributions                                    1,325,429          2,905,921                 --                 --
    Shares redeemed                                  (28,437,025)       (19,108,822)        (1,107,330)          (749,106)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class Y transactions                          34,556,920         12,193,065          1,037,405           (313,738)
                                                ----------------   ----------------   ----------------   ----------------
    Redemption fees                                           --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share transactions         37,645,253          5,453,903          1,919,640           (366,762)
                                                ----------------   ----------------   ----------------   ----------------
  INCREASE (DECREASE) IN NET ASSETS                   58,583,467          4,055,049          2,857,628           (438,832)
  NET ASSETS, BEGINNING OF PERIOD                    105,756,039        101,700,990          3,693,846          4,132,678
                                                ----------------   ----------------   ----------------   ----------------
  NET ASSETS, END OF PERIOD                     $    164,339,506   $    105,756,039   $      6,551,474   $      3,693,846
                                                ================   ================   ================   ================
  Net assets include accumulated
    undistributed net investment
    income (loss)                               $        479,438   $      1,010,080   $             --   $          1,979
                                                ================   ================   ================   ================

                                                                UBS
                                                    U.S. SMALL CAP GROWTH FUND
                                                -----------------------------------
                                                        YEAR ENDED JUNE 30,
                                                      2004               2003
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                  $     (1,168,635)  $       (266,297)
  Net realized gain (loss)                             4,874,967         (1,381,955)
  Change in net unrealized appreciation
    (depreciation)                                    12,575,169          3,331,910
                                                ----------------   ----------------
  Net increase (decrease) in net assets
    from operations                                   16,281,501          1,683,658
                                                ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment income
      and net foreign currency gains                          --                 --
    Distributions from net realized gain                (117,997)                --
                                                ----------------   ----------------
  Total Class A distributions                           (117,997)                --
                                                ----------------   ----------------
  Class B:
    Distributions from net investment income
      and net foreign currency gains                          --                 --
    Distributions from net realized gain                 (38,599)                --
                                                ----------------   ----------------
  Total Class B distributions                            (38,599)                --
                                                ----------------   ----------------
  Class C:
    Distributions from net investment income
      and net foreign currency gains                          --                 --
    Distributions from net realized gain                 (28,117)                --
                                                ----------------   ----------------
  Total Class C distributions                            (28,117)                --
                                                ----------------   ----------------
  Class Y:
    Distributions from net investment income
      and net foreign currency gains                          --                 --
    Distributions from net realized gain                (213,659)                --
                                                ----------------   ----------------
  Total Class Y distributions                           (213,659)                --
                                                ----------------   ----------------
  Decrease in net assets from distributions             (398,372)                --
                                                ----------------   ----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
  Class A:
    Shares sold                                       79,682,848*        10,938,839
    Shares issued on reinvestment of
      distributions                                       88,533                 --
    Shares redeemed                                  (20,308,345)        (3,805,325)
    Shares converted from Class B to Class A             506,429                 --
                                                ----------------   ----------------
  Total Class A transactions                          59,969,465          7,133,514
                                                ----------------   ----------------
  Class B:
    Shares sold                                       13,388,030*           851,729
    Shares issued on reinvestment of
      distributions                                       36,899                 --
    Shares redeemed                                   (2,540,767)          (421,955)
    Shares converted from Class B to Class A            (506,429)                --
                                                ----------------   ----------------
  Total Class B transactions                          10,377,733            429,774
                                                ----------------   ----------------
  Class C:
    Shares sold                                       11,020,360*           475,355
    Shares issued on reinvestment of
      distributions                                       27,032                 --
    Shares redeemed                                   (2,320,081)          (151,517)
                                                ----------------   ----------------
  Total Class C transactions                           8,727,311            323,838
                                                ----------------   ----------------
  Class Y:
    Shares sold                                       74,590,383*        22,370,201
    Shares issued on reinvestment of
      distributions                                      208,127                 --
    Shares redeemed                                  (34,769,087)       (19,597,886)
                                                ----------------   ----------------
  Total Class Y transactions                          40,029,423          2,772,315
                                                ----------------   ----------------
    Redemption fees                                           --                 --
                                                ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                     119,103,932         10,659,441
                                                ----------------   ----------------
  INCREASE (DECREASE) IN NET ASSETS                  134,987,061         12,343,099
  NET ASSETS, BEGINNING OF PERIOD                     51,515,478         39,172,379
                                                ----------------   ----------------
  NET ASSETS, END OF PERIOD                     $    186,502,539   $     51,515,478
                                                ================   ================
  Net assets include accumulated
    undistributed net investment income
      (loss)                                    $             --   $             --
                                                ================   ================

  * The capital transactions include amounts from a taxable reorganization in which the UBS U.S. Small Cap Growth Fund acquired assets and liabilities of the UBS Enhanced NASDAQ-100 Fund on November 7, 2003. The amounts were $9,615,448 for Class A, $12,098,521 for Class B, $9,185,495 for Class C,
     and $640,425 for Class Y.

 ** The capital transactions include amounts from a tax-free reorganization in which the UBS U.S. Large Cap Value Equity Fund acquired assets and liabilities of the UBS Financial Sector Fund on November 7, 2003. The amounts were $93,138,892 for Class A, $30,423,510 for Class B, $18,702,929
     for Class C, and $1,009,363 for Class Y.

*** The capital share transactions include amounts from a tax-free reorganization in which the UBS U.S. Large Cap Value Equity Fund acquired the assets and liabilities of the UBS Large Cap Equity Fund on October 4, 2002. The amounts were $524,863 for Class A, $149,087 for Class B, $549,128 for Class C, and $1,680,096 for Class Y.

                 See accompanying notes to financial statements

                                                                UBS                                   UBS
                                                          U.S. BOND FUND                       HIGH YIELD  FUND
                                                -------------------------------------------------------------------------
                                                        YEAR ENDED JUNE 30,                   YEAR ENDED JUNE 30,
                                                      2004               2003               2004               2003
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                  $      4,448,117   $      3,984,990   $     14,239,052   $     14,002,697
  Net realized gain (loss)                              (825,059)         1,963,615        (20,836,259)       (17,579,211)
  Change in net unrealized appreciation
    (depreciation)                                    (3,614,761)         2,696,545         27,195,494         31,593,930
                                                ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    from operations                                        8,297          8,645,150         20,598,287         28,017,416
                                                ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment income
      and net foreign currency gains                  (1,363,453)        (1,055,349)        (6,142,642)        (6,210,427)
    Distributions from net realized gain                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class A distributions                         (1,363,453)        (1,055,349)        (6,142,642)        (6,210,427)
                                                ----------------   ----------------   ----------------   ----------------
  Class B:
    Distributions from net investment income
      and net foreign currency gains                     (87,991)          (120,485)          (783,588)        (1,155,342)
    Distributions from net realized gain                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class B distributions                            (87,991)          (120,485)          (783,588)        (1,155,342)
                                                ----------------   ----------------   ----------------   ----------------
  Class C:
    Distributions from net investment income
      and net foreign currency gains                     (91,612)           (71,609)        (1,491,309)        (1,524,490)
    Distributions from net realized gain                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class C distributions                            (91,612)           (71,609)        (1,491,309)        (1,524,490)
                                                ----------------   ----------------   ----------------   ----------------
  Class Y:
    Distributions from net investment income
      and net foreign currency gains                  (3,637,869)        (3,120,824)        (5,825,885)        (5,513,259)
    Distributions from net realized gain                      --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class Y distributions                         (3,637,869)        (3,120,824)        (5,825,885)        (5,513,259)
                                                ----------------   ----------------   ----------------   ----------------
  Decrease in net assets from distributions           (5,180,925)        (4,368,267)       (14,243,424)       (14,403,518)
                                                ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
  Class A:
    Shares sold                                       13,169,422         30,904,206         38,224,758         34,591,438
    Shares issued on reinvestment of
      distributions                                      919,891            774,239          2,837,990          2,814,936
    Shares redeemed                                  (13,259,217)       (19,984,705)       (51,323,858)       (32,540,087)
    Shares converted from Class B to Class A             484,515                 --          3,895,932                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class A transactions                           1,314,611         11,693,740         (6,365,178)         4,866,287
                                                ----------------   ----------------   ----------------   ----------------
  Class B:
    Shares sold                                        1,557,618          4,225,401          1,224,503          2,018,183
    Shares issued on reinvestment of
      distributions                                       61,132             77,727            339,097            471,694
    Shares redeemed                                   (2,620,051)        (2,182,579)        (3,360,363)        (5,977,148)
    Shares converted from Class B to Class A            (484,515)                --         (3,895,932)                --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class B transactions                          (1,485,816)         2,120,549         (5,692,695)        (3,487,271)
                                                ----------------   ----------------   ----------------   ----------------
  Class C:
    Shares sold                                          715,096          3,233,996          2,746,770          2,115,099
    Shares issued on reinvestment of
      distributions                                       56,695             50,843            764,102            710,226
    Shares redeemed                                   (1,638,269)        (1,334,026)        (5,644,297)        (3,147,724)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class C transactions                            (866,478)         1,950,813         (2,133,425)          (322,399)
                                                ----------------   ----------------   ----------------   ----------------
  Class Y:
    Shares sold                                       51,186,011         40,216,437         32,636,437         82,297,200
    Shares issued on reinvestment of
      distributions                                    3,568,538          3,009,977          5,056,124          4,987,025
    Shares redeemed                                  (40,559,098)       (27,160,470)       (64,087,774)       (61,319,664)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class Y transactions                          14,195,451         16,065,944        (26,395,213)        25,964,561
                                                ----------------   ----------------   ----------------   ----------------
    Redemption fees                                           --                 --                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                      13,157,768         31,831,046        (40,586,511)        27,021,178
                                                ----------------   ----------------   ----------------   ----------------
  INCREASE (DECREASE) IN NET ASSETS                    7,985,140         36,107,929        (34,231,648)        40,635,076
  NET ASSETS, BEGINNING OF PERIOD                    116,953,667         80,845,738        180,226,645        139,591,569
                                                ----------------   ----------------   ----------------   ----------------
  NET ASSETS, END OF PERIOD                     $    124,938,807   $    116,953,667   $    145,994,997   $    180,226,645
                                                ================   ================   ================   ================
  Net assets include accumulated
    undistributed net investment income
      (loss)                                    $        108,438   $         90,878   $        306,444   $         29,500
                                                ================   ================   ================   ================

                                                                UBS                                   UBS
                                                     INTERNATIONAL EQUITY FUND         U.S. LARGE CAP VALUE EQUITY FUND
                                                -------------------------------------------------------------------------
                                                        YEAR ENDED JUNE 30,                   YEAR ENDED JUNE 30,
                                                      2004               2003               2004               2003
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                  $      1,592,291   $      1,448,032   $        660,154   $         83,786
  Net realized gain (loss)                             6,628,337         (5,644,725)        25,653,640           (837,648)
  Change in net unrealized appreciation
    (depreciation)                                    12,205,966         (3,854,936)        (8,776,046)           795,473
                                                ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    from operations                                   20,426,594         (8,051,629)        17,537,748             41,611
                                                ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment income
      and net foreign currency gains                    (115,181)          (102,615)          (157,601)            (6,980)
    Distributions from net realized gain                      --             (3,166)                --             (8,594)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class A distributions                           (115,181)          (105,781)          (157,601)           (15,574)
                                                ----------------   ----------------   ----------------   ----------------
  Class B:
    Distributions from net investment income
      and net foreign currency gains                     (11,686)           (12,207)           (12,230)            (2,449)
    Distributions from net realized gain                      --               (392)                --             (5,316)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class B distributions                            (11,686)           (12,599)           (12,230)            (7,765)
                                                ----------------   ----------------   ----------------   ----------------
  Class C:
    Distributions from net investment income
      and net foreign currency gains                     (19,918)           (10,789)            (6,159)            (2,890)
    Distributions from net realized gain                      --               (354)                --             (5,570)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class C distributions                            (19,918)           (11,143)            (6,159)            (8,460)
                                                ----------------   ----------------   ----------------   ----------------
  Class Y:
    Distributions from net investment income
      and net foreign currency gains                  (2,568,936)        (4,107,868)            (8,428)           (32,891)
    Distributions from net realized gain                      --           (119,936)                --            (30,988)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class Y distributions                         (2,568,936)        (4,227,804)            (8,428)           (63,879)
                                                ----------------   ----------------   ----------------   ----------------
    Decrease in net assets from distributions         (2,715,721)        (4,357,327)          (184,418)           (95,678)
                                                ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
  Class A:
    Shares sold                                       10,535,620         12,862,500         94,872,481**        1,313,870***
    Shares issued on reinvestment of
      distributions                                      106,895            100,144            137,814             14,112
    Shares redeemed                                   (6,742,523)       (12,304,565)       (14,305,692)          (983,232)
    Shares converted from Class B to Class A              17,341                 --         15,504,956                 --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class A transactions                           3,917,333            658,079         96,209,559            344,750
                                                ----------------   ----------------   ----------------   ----------------
  Class B:
    Shares sold                                          486,242            273,328         31,303,438**          834,994***
    Shares issued on reinvestment of
      distributions                                       11,433             12,357             11,007              7,755
    Shares redeemed                                     (109,390)           (40,559)        (5,037,643)          (423,048)
    Shares converted from Class B to Class A             (17,341)                --        (15,504,956)                --
                                                ----------------   ----------------   ----------------   ----------------
  Total Class B transactions                             370,944            245,126         10,771,846            419,701
                                                ----------------   ----------------   ----------------   ----------------
  Class C:
    Shares sold                                        1,605,427            775,367         19,640,767**          831,028***
    Shares issued on reinvestment of
      distributions                                       19,771             10,420              5,513              2,916
    Shares redeemed                                     (821,150)          (542,989)        (3,347,983)          (109,240)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class C transactions                             804,048            242,798         16,298,297            724,704
                                                ----------------   ----------------   ----------------   ----------------
  Class Y:
    Shares sold                                       95,066,857        139,047,377          3,522,730**        2,862,951***
    Shares issued on reinvestment of
      distributions                                    2,506,952          3,923,965              6,589             48,665
    Shares redeemed                                 (104,041,605)      (138,240,572)        (4,788,661)          (854,907)
                                                ----------------   ----------------   ----------------   ----------------
  Total Class Y transactions                          (6,467,796)         4,730,770         (1,259,342)         2,056,709
                                                ----------------   ----------------   ----------------   ----------------
    Redemption fees                                       54,418            189,543                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                      (1,321,053)         6,066,316        122,020,360          3,545,864
                                                ----------------   ----------------   ----------------   ----------------
  INCREASE (DECREASE) IN NET ASSETS                   16,389,820         (6,342,640)       139,373,690          3,491,797
  NET ASSETS, BEGINNING OF PERIOD                     94,411,476        100,754,116          7,597,344          4,105,547
                                                ----------------   ----------------   ----------------   ----------------
  NET ASSETS, END OF PERIOD                     $    110,801,296   $     94,411,476   $    146,971,034   $      7,597,344
                                                ================   ================   ================   ================
  Net assets include accumulated
    undistributed net investment income
      (loss)                                    $        184,526   $      2,126,527   $        558,197   $         83,688
                                                ================   ================   ================   ================

               UBS GLOBAL ALLOCATION FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     10.69      $     10.60      $     11.10      $     11.20     $     11.99
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.12**           0.10**           0.10**           0.22            0.19**
  Net realized and unrealized gain (loss)              1.69             0.41             0.40             0.31           (0.30)
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     1.81             0.51             0.50             0.53           (0.11)
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains                    (0.15)           (0.42)           (0.19)              --           (0.16)
  Distributions from net realized gains                  --               --            (0.81)           (0.63)          (0.52)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.15)           (0.42)           (1.00)           (0.63)          (0.68)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     12.35      $     10.69      $     10.60      $     11.10     $     11.20
                                                ===========      ===========      ===========      ===========     ===========
Total return+                                         17.02%            5.35%            4.84%            4.95%          (0.80)%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $   876,636      $   175,415      $     6,914      $       237     $       202
  Ratio of expenses to average net assets:
    Before expense reimbursement                       1.28%            1.35%            1.35%            1.30%           1.24%
    After expense reimbursement                        1.28%            1.35%            1.35%            1.30%           1.24%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement                       1.00%            0.98%            0.98%            1.52%           1.74%
    After expense reimbursement                        1.00%            0.98%            0.98%            1.52%           1.74%
  Portfolio turnover rate                                78%              66%             116%             115%             98%

                                                         YEAR ENDED JUNE 30,              FOR THE
                                                     ----------------------------       PERIOD ENDED
CLASS B                                                 2004             2003          JUNE 30, 2002*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     10.55      $     10.52      $         11.21
                                                     -----------      -----------      ---------------
Income from investment operations:
  Net investment income                                     0.02**           0.02**               0.12**
  Net realized and unrealized gain                          1.68             0.41                 0.19
                                                     -----------      -----------      ---------------
      Total income from investment operations               1.70             0.43                 0.31
                                                     -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income and
    net foreign currency gains                             (0.11)           (0.40)               (0.19)
  Distributions from net realized gains                       --               --                (0.81)
                                                     -----------      -----------      ---------------
      Total distributions                                  (0.11)           (0.40)               (1.00)
                                                     -----------      -----------      ---------------
Net asset value, end of period                       $     12.14      $     10.55      $         10.52
                                                     ===========      ===========      ===============
Total return+                                              16.14%            4.60%                3.00%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                $   153,481      $    49,573      $         1,570
  Ratio of expenses to average net assets:
    Before expense reimbursement                            2.09%            2.10%                2.10%***
    After expense reimbursement                             2.09%            2.10%                2.10%***
  Ratio of net investment income to average net
    assets:
    Before expense reimbursement                            0.19%            0.23%                2.17%***
    After expense reimbursement                             0.19%            0.23%                2.17%***
Portfolio turnover rate                                       78%              66%                 116%

  * For the period December 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

                                                         YEAR ENDED JUNE 30,              FOR THE
                                                     ----------------------------       PERIOD ENDED
CLASS C                                                 2004             2003          JUNE 30, 2002*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     10.56      $     10.54      $         11.10
                                                     -----------      -----------      ---------------
Income from investment operations:
  Net investment income                                     0.03**           0.02**               0.11**
  Net realized and unrealized gain                          1.68             0.41                 0.33
                                                     -----------      -----------      ---------------
      Total income from investment operations               1.71             0.43                 0.44
                                                     -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income and
    net foreign currency gains                             (0.12)           (0.41)               (0.19)
  Distributions from net realized gains                       --               --                (0.81)
                                                     -----------      -----------      ---------------
      Total distributions                                  (0.12)           (0.41)               (1.00)
                                                     -----------      -----------      ---------------
Net asset value, end of period                       $     12.15      $     10.56      $         10.54
                                                     ===========      ===========      ===============
Total return+                                              16.19%            4.55%                4.23%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                $   539,399      $   137,078      $         1,525
  Ratio of expenses to average net assets:
    Before expense reimbursement                            2.06%            2.10%                2.10%***
    After expense reimbursement                             2.06%            2.10%                2.10%***
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement                            0.23%            0.23%                1.77%***
    After expense reimbursement                             0.23%            0.23%                1.77%***
  Portfolio turnover rate                                     78%              66%                 116%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS Y                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     10.79      $     10.69      $     11.18      $     11.25     $     12.02
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.15**           0.12**           0.13**           0.25            0.23**
  Net realized and unrealized gain (loss)              1.73             0.41             0.38             0.31           (0.30)
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     1.88             0.53             0.51             0.56           (0.07)
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income
  and net foreign currency gains                      (0.17)           (0.43)           (0.19)              --           (0.18)
  Distributions from net realized gains                  --               --            (0.81)           (0.63)          (0.52)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.17)           (0.43)           (1.00)           (0.63)          (0.70)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     12.50      $     10.79      $     10.69      $     11.18     $     11.25
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                        17.44%            5.50%            4.91%            5.20%          (0.48)%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $   263,675      $   193,758      $   165,630      $   156,130     $   284,229
  Ratio of expenses to average net assets:
    Before expense reimbursement                       1.02%            1.10%            1.10%            1.05%           0.99%
    After expense reimbursement                        1.02%            1.10%            1.10%            1.05%           0.99%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement                       1.26%            1.23%            1.24%            1.77%           1.99%
    After expense reimbursement                        1.26%            1.23%            1.24%            1.77%           1.99%
  Portfolio turnover rate                                78%              66%             116%             115%             98%

  * For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements

                 UBS GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                         YEAR ENDED JUNE 30,
                                           ------------------------------------------------------------------------------
CLASS A                                       2004             2003             2002              2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $      8.89      $      9.37       $     10.61      $     12.44     $     13.40
                                           -----------      -----------       -----------      -----------     -----------

Income (loss) from investment operations:

  Net investment income                           0.10**           0.16**            0.04**           0.07            0.04**
  Net realized and unrealized gain (loss)         1.63            (0.39)            (0.88)           (0.56)           0.27
                                           -----------      -----------       -----------      -----------     -----------
      Total income (loss) from investment
        operations                                1.73            (0.23)            (0.84)           (0.49)           0.31
                                           -----------      -----------       -----------      -----------     -----------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains               (0.11)           (0.25)            (0.06)           (0.02)          (0.06)
  Distributions from net realized gains             --               --             (0.34)           (1.32)          (1.21)
                                           -----------      -----------       -----------      -----------     -----------
      Total distributions                        (0.11)           (0.25)            (0.40)           (1.34)          (1.27)
                                           -----------      -----------       -----------      -----------     -----------
Net asset value, end of year               $     10.51      $      8.89       $      9.37      $     10.61     $     12.44
                                           ===========      ===========       ===========      ===========     ===========
Total return+                                    19.49%           (2.23)%           (8.05)%          (4.45)%          2.49%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)        $   117,084      $   123,756       $    15,173      $       302     $       224
  Ratio of expenses to average net
    assets:
    Before expense reimbursement and
      earnings credits                            1.44%            1.44%             1.47%            1.37%           1.33%
    After expense reimbursement and
      earnings credits                            1.25%            1.25%             1.25%            1.25%           1.25%
  Ratio of net investment income to
    average net assets:
    Before expense reimbursement and
      earnings credits                            0.80%            1.73%             0.17%            0.65%           0.23%
    After expense reimbursement and
      earnings credits                            0.99%            1.92%             0.39%            0.77%           0.31%
  Portfolio turnover rate                           50%             206%              117%              81%            111%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      8.82      $      9.34      $         10.17
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.02**           0.10**               0.05**
  Net realized and unrealized gain (loss)                             1.62            (0.39)               (0.48)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.64            (0.29)               (0.43)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income and net foreign
    currency gains                                                   (0.09)           (0.23)               (0.06)
  Distributions from net realized gains                                 --               --                (0.34)
                                                               -----------      -----------      ---------------
      Total distributions                                            (0.09)           (0.23)               (0.40)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     10.37      $      8.82      $          9.34
                                                               ===========      ===========      ===============
Total return+                                                        18.61%           (2.91)%              (4.38)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $   134,419      $   144,232      $           418
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.27%            2.20%                2.25%***
    After expense reimbursement and earnings credits                  2.00%            2.00%                2.00%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                (0.03)%           0.97%                0.72%***
    After expense reimbursement and earnings credits                  0.24%            1.17%                0.97%***
  Portfolio turnover rate                                               50%             206%                 117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS C                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      8.79      $      9.33      $         10.18
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.02**           0.10**               0.04**
  Net realized and unrealized gain (loss)                             1.61            (0.40)               (0.49)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.63            (0.30)               (0.45)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income and net foreign
    currency gains                                                   (0.09)           (0.24)               (0.06)
  Distributions from net realized gains                                 --               --                (0.34)
                                                               -----------      -----------      ---------------
      Total distributions                                            (0.09)           (0.24)               (0.40)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     10.33      $      8.79      $          9.33
                                                               ===========      ===========      ===============
Total return+                                                        18.54%           (2.93)%              (4.57)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $    82,684      $    93,605      $           351
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.28%            2.24%                2.23%***
    After expense reimbursement and earnings credits                  2.00%            2.00%                2.00%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                (0.03)%           0.93%                0.55%***
    After expense reimbursement and earnings credits                  0.25%            1.17%                0.78%***
  Portfolio turnover rate                                               50%             206%                 117%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS Y                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $      8.99      $      9.47      $     10.68      $     12.47     $     13.42
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.13**           0.18**           0.06**           0.09            0.07**
  Net realized and unrealized gain (loss)              1.67            (0.39)           (0.87)           (0.54)           0.27
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     1.80            (0.21)           (0.81)           (0.45)           0.34
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains                    (0.12)           (0.27)           (0.06)           (0.02)          (0.08)
  Distributions from net realized gains                  --               --            (0.34)           (1.32)          (1.21)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.12)           (0.27)           (0.40)           (1.34)          (1.29)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     10.67      $      8.99      $      9.47      $     10.68     $     12.47
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                        20.09%           (1.93)%          (7.71)%          (4.07)%          2.69%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $   114,835      $    62,873      $    40,714      $    49,306     $    40,538
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.03%            1.16%            1.19%            1.12%           1.08%
    After expense reimbursement and earnings
      credits                                          1.00%            1.00%            1.00%            1.00%           1.00%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          1.21%            2.01%            0.45%            0.90%           0.48%
    After expense reimbursement and earnings
      credits                                          1.24%            2.17%            0.64%            1.02%           0.56%
  Portfolio turnover rate                                50%             206%             117%              81%            111%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements

                  UBS GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     10.24      $      9.01      $      8.58      $      9.09     $      9.16
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.19**           0.24**           0.17**           0.33**          0.37**
  Net realized and unrealized gain (loss)              0.35             1.21             0.43            (0.72)          (0.43)
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     0.54             1.45             0.60            (0.39)          (0.06)
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains                    (0.91)           (0.22)              --            (0.06)             --
  Distributions from net realized gains                  --               --               --               --           (0.01)
  Distributions from return of capital                   --               --            (0.17)              --              --
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.91)           (0.22)           (0.17)           (0.06)          (0.01)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $      9.87      $     10.24      $      9.01      $      8.64     $      9.09
                                                ===========      ===========      ===========      ===========     ===========
Total return+                                          5.21%           16.34%            7.18%           (4.27)%         (0.66)%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $    14,610      $    11,659      $     1,925      $         3     $         1
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.55%            1.53%            1.49%            1.37%           1.30%
    After expense reimbursement and earnings
      credits                                          1.15%            1.15%            1.15%            1.15%           1.19%++
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          1.44%            2.06%            2.72%            3.60%           4.09%
    After expense reimbursement and earnings
       credits                                         1.84%            2.44%            3.06%            3.82%           4.20%
  Portfolio turnover rate                               186%             145%             157%             165%             87%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     10.25      $      9.01      $          8.35
                                                               -----------      -----------      ---------------
Income from investment operations:
  Net investment income                                               0.11**           0.16**               0.11**
  Net realized and unrealized gain                                    0.35             1.23                 0.69
                                                               -----------      -----------      ---------------
      Total income from investment operations                         0.46             1.39                 0.80
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains                                   (0.83)           (0.15)                  --
  Distributions from return of capital                                  --               --                (0.14)
                                                               -----------      -----------      ---------------
      Total distributions                                            (0.83)           (0.15)               (0.14)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $      9.88      $     10.25      $          9.01
                                                               ===========      ===========      ===============
Total return+                                                         4.38%           15.61%                9.67%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     1,536      $     1,755      $           392
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                                         2.33%            2.30%                2.25%***
    After expense reimbursement and earnings
      credits                                                         1.90%            1.90%                1.90%***
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                                         0.66%            1.29%                1.94%***
    After expense reimbursement and earnings
      credits                                                         1.09%            1.69%                2.29%***
  Portfolio turnover rate                                              186%             145%                 157%

  * On July 2, 2001 Class A was fully liquidated. For the period November 5, 2001 and November 26, 2001 (commencement of reissuance and issuance for Class A and B, respectively through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.15%.

                 See accompanying notes to financial statements

                                                                    YEAR               FOR THE
                                                                    ENDED            PERIOD ENDED
CLASS C                                                         JUNE 30, 2004       JUNE 30, 2003*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $         10.23      $          9.00
                                                               ---------------      ---------------
Income from investment operations:
  Net investment income                                                   0.14**               0.19**
  Net realized and unrealized gain                                        0.34                 1.22
                                                               ---------------      ---------------
      Total income from investment operations                             0.48                 1.41
                                                               ---------------      ---------------
Less distributions:
    Distributions from net investment income and
      net foreign currency gains                                         (0.86)               (0.18)
                                                               ---------------      ---------------
Net asset value, end of period                                 $          9.85      $         10.23
                                                               ===============      ===============
Total return+                                                             4.64%               15.84%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $         3,451      $         3,198
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                     1.99%                2.01%***
    After expense reimbursement and earnings credits                      1.65%                1.65%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                     1.00%                1.58%***
    After expense reimbursement and earnings credits                      1.34%                1.94%***
  Portfolio turnover rate                                                  186%                 145%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS Y                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     11.16      $      9.79      $      8.57      $      9.01     $      9.18
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.23**           0.28**           0.31**           0.36**          0.40**
  Net realized and unrealized gain (loss)              0.38             1.33             1.09            (0.72)          (0.43)
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     0.61             1.61             1.40            (0.36)          (0.03)
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains                    (0.94)           (0.24)              --            (0.08)          (0.13)
  Distributions from net realized gains                  --               --               --               --           (0.01)
  Distributions from return of capital                   --               --            (0.18)              --              --
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.94)           (0.24)           (0.18)           (0.08)          (0.14)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     10.83      $     11.16      $      9.79      $      8.57     $      9.01
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                         5.43%           16.72%           16.57%           (4.02)%         (0.34)%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $    41,016      $    35,484      $    34,421      $    37,822     $    43,467
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.24%            1.32%            1.17%            1.12%           1.05%
    After expense reimbursement and earnings
      credits                                          0.90%            0.90%            0.90%            0.90%         0.94%#
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          1.75%            2.27%            3.14%            3.85%           4.34%
    After expense reimbursement and earnings
      credits                                          2.09%            2.69%            3.41%            4.07%           4.45%
  Portfolio turnover rate                               186%             145%             157%             165%             87%

  * For period July 2, 2002 (commencement of issuance) through June 30, 2003. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.90%.

                 See accompanying notes to financial statements

             UBS U.S. LARGE CAP EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     13.63      $     13.94      $     15.97      $     15.97     $     21.39
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.06**           0.11**           0.08**           0.08**          0.13**
  Net realized and unrealized gain (loss)              2.54             0.04            (1.38)            1.56           (3.75)
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     2.60             0.15            (1.30)            1.64           (3.62)
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income            (0.15)           (0.08)           (0.04)           (0.29)          (0.03)
  Distributions from net realized gains                  --            (0.38)           (0.69)           (1.35)          (1.77)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.15)           (0.46)           (0.73)           (1.64)          (1.80)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     16.08      $     13.63      $     13.94      $     15.97     $     15.97
                                                ===========      ===========      ===========      ===========     ===========
Total return+                                         19.10%            1.37%           (8.41)%          10.63%         (17.24)%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $     7,886      $     4,702      $    13,698      $     7,067     $     7,191
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.36%            1.30%            1.19%            1.17%           1.09%
    After expense reimbursement and earnings
      credits                                          1.30%            1.05%            1.05%            1.05%           1.05%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          0.37%            0.64%            0.40%            0.37%           0.64%
    After expense reimbursement and earnings
      credits                                          0.43%            0.89%            0.54%            0.49%           0.68%
  Portfolio turnover rate                                43%              33%              60%              54%             55%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     13.45      $     13.87      $         14.76
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income (loss)                                       (0.05)**          0.02**               0.06**
  Net realized and unrealized gain (loss)                             2.50             0.02                (0.22)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  2.45             0.04                (0.16)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                           (0.09)           (0.08)               (0.04)
  Distributions from net realized gains                                 --            (0.38)               (0.69)
                                                               -----------      -----------      ---------------
      Total distributions                                            (0.09)           (0.46)               (0.73)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     15.81      $     13.45      $         13.87
                                                               ===========      ===========      ===============
Total return+                                                        18.25%            0.63%               (1.39)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     1,217      $       635      $           223
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.04%            2.04%                1.99%***
    After expense reimbursement and earnings credits                  2.04%            1.80%                1.80%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                (0.31)%          (0.10)%               0.46%***
    After expense reimbursement and earnings credits                 (0.31)%           0.14%                0.65%***
  Portfolio turnover rate                                               43%              33%                  60%

  * For the period November 5, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS C                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     13.44      $     13.88      $         15.20
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income (loss)                                       (0.04)**          0.02**               0.07**
  Net realized and unrealized gain (loss)                             2.49             0.03                (0.66)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment
        operations                                                    2.45             0.05                (0.59)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                           (0.09)           (0.11)               (0.04)
  Distributions from net realized gains                                 --            (0.38)               (0.69)
                                                               -----------      -----------      ---------------
      Total distributions                                            (0.09)           (0.49)               (0.73)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     15.80      $     13.44      $         13.88
                                                               ===========      ===========      ===============
Total return+                                                        18.26%            0.68%               (4.18)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     1,629      $     1,020      $            70
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.00%            2.04%                1.97%***
    After expense reimbursement and earnings credits                  2.00%            1.80%                1.80%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                (0.27)%          (0.10)%               0.56%***
    After expense reimbursement and earnings credits                 (0.27)%           0.14%                0.73%***
  Portfolio turnover rate                                               43%              33%                  60%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS Y                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     13.73      $     14.07      $     16.07      $     16.07     $     21.48
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.12**           0.14**           0.12**           0.12**          0.16**
  Net realized and unrealized gain (loss)              2.55             0.04            (1.39)            1.57           (3.75)
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     2.67             0.18            (1.27)            1.69           (3.59)
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income            (0.19)           (0.14)           (0.04)           (0.34)          (0.05)
  Distributions from net realized gains                  --            (0.38)           (0.69)           (1.35)          (1.77)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.19)           (0.52)           (0.73)           (1.69)          (1.82)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     16.21      $     13.73      $     14.07      $     16.07     $     16.07
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                        19.50%            1.69%           (8.17)%          10.88%         (17.00)%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $   153,608      $    99,398      $    87,710      $   125,997     $   167,870
  Ratio of expenses to average net
    assets:
    Before expense reimbursement and earnings
      credits                                          0.96%            1.04%            0.93%            0.92%           0.84%
     After expense reimbursement and earnings
      credits                                          0.96%            0.80%            0.80%            0.80%           0.80%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          0.76%            0.90%            0.66%            0.62%           0.89%
    After expense reimbursement and earnings
      credits                                          0.76%            1.14%            0.79%            0.74%           0.93%
  Portfolio turnover rate                                43%              33%              60%              54%             55%

  * For the period November 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements

             UBS U.S. LARGE CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $      6.39      $      6.38      $      8.90      $     15.20     $     13.88
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income (loss)                        (0.02)**          0.00#**         (0.02)**         (0.07)          (0.02)**
  Net realized and unrealized gain (loss)              1.34             0.01            (2.45)           (4.32)           2.29
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     1.32             0.01            (2.47)           (4.39)           2.27
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net realized gains                  --               --            (0.05)           (1.91)          (0.95)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $      7.71      $      6.39      $      6.38      $      8.90     $     15.20
                                                ===========      ===========      ===========      ===========     ===========
Total return+                                         20.66%            0.16%          (27.89)%         (31.59)%         17.18%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $     2,275      $     1,163      $     1,155      $         1     $         1
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          2.76%            3.91%            2.51%            1.59%           2.11%
    After expense reimbursement and earnings
      credits                                          1.05%            1.05%            1.05%            1.05%           1.05%
  Ratio of net investment income (loss) to
    average net assets:
    Before expense reimbursement and earnings
      credits                                         (2.03)%          (2.82)%          (1.71)%          (0.91)%         (1.22)%
    After expense reimbursement and earnings
      credits                                         (0.32)%           0.04%           (0.25)%          (0.37)%         (0.16)%
    Portfolio turnover rate                             102%              86%              93%              56%             86%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      6.32      $      6.36      $          7.86
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment loss                                                (0.08)**         (0.04)**             (0.05)**
  Net realized and unrealized gain (loss)                             1.33               --                (1.40)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.25            (0.04)               (1.45)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net realized gains                                 --               --                (0.05)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $      7.57      $      6.32      $          6.36
                                                               ===========      ===========      ===============
Total return+                                                        19.78%           (0.63)%             (18.61)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $       342      $       321      $           115
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 3.48%            4.54%                3.06%***
    After expense reimbursement and earnings credits                  1.80%            1.80%                1.80%***
  Ratio of net investment income (loss) to average
    net assets:
    Before expense reimbursement and earnings credits                (2.75)%          (3.45)%              (2.28)%***
    After expense reimbursement and earnings credits                 (1.07)%          (0.71)%              (1.02)%***
  Portfolio turnover rate                                              102%              86%                  93%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS C                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      6.32      $      6.35      $          8.18
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment loss                                                (0.08)**         (0.04)**             (0.05)**
  Net realized and unrealized gain (loss)                             1.32             0.01                (1.73)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.24            (0.03)               (1.78)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net realized gains                                 --               --                (0.05)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $      7.56      $      6.32      $          6.35
                                                               ===========      ===========      ===============
Total return+                                                        19.62%           (0.47)%             (21.91)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $       432      $       267      $           572
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 3.54%            4.71%                3.22%***
    After expense reimbursement and earnings credits                  1.80%            1.80%                1.80%***
  Ratio of net investment loss to average net assets:
    Before expense reimbursement and earnings credits                (2.81)%          (3.62)%              (2.44)%***
    After expense reimbursement and earnings credits                 (1.08)%          (0.71)%              (1.02)%***
  Portfolio turnover rate                                              102%              86%                  93%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS Y                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $      6.49      $      6.47      $      8.99      $     15.28     $     13.91
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income (loss)                        (0.01)**          0.02**           0.00#**         (0.01)           0.03**
  Net realized and unrealized gain (loss)              1.37             0.00#           (2.47)           (4.37)           2.29
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     1.36             0.02            (2.47)           (4.38)           2.32
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income               --               --            (0.05)              --              --
  Distributions from net realized gains                  --               --               --            (1.91)          (0.95)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                                --               --            (0.05)           (1.91)          (0.95)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $      7.85      $      6.49      $      6.47      $      8.99     $     15.28
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                        20.96%            0.31%          (27.61)%         (31.33)%         17.52%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $     3,502      $     1,943      $     2,291      $     3,299     $     5,885
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          2.51%            3.72%            2.14%            1.34%           1.86%
    After expense reimbursement and earnings
      credits                                          0.80%            0.80%            0.80%            0.80%           0.80%
  Ratio of net investment income (loss) to
    average net assets:
    Before expense reimbursement and earnings
      credits                                         (1.78)%          (2.62)%          (1.39)%          (0.66)%         (0.97)%
    After expense reimbursement and earnings
      credits                                         (0.07)%           0.29%           (0.05)%          (0.12)%          0.09%
  Portfolio turnover rate                               102%              86%              93%              56%             86%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

             UBS U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     10.00      $      9.79      $     11.76      $     16.20     $      9.16
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment loss                                 (0.11)**         (0.08)**         (0.11)**         (0.09)          (0.08)**
  Net realized and unrealized gain (loss)              2.55             0.29            (1.42)           (1.52)           7.12
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     2.44             0.21            (1.53)           (1.61)           7.04
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net realized gains               (0.03)              --            (0.44)           (2.83)             --
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     12.41      $     10.00      $      9.79      $     11.76     $     16.20
                                                ===========      ===========      ===========      ===========     ===========
Total return+                                         24.45%            2.14%          (13.18)%         (11.00)%         76.86%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $    73,833      $     9,841      $     1,789      $         2     $         2
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.56%            1.71%            1.69%            1.48%           1.56%
    After expense reimbursement and earnings
      credits                                          1.28%            1.40%            1.40%            1.40%           1.40%
  Ratio of net investment loss to average
    net assets:
    Before expense reimbursement and earnings
      credits                                         (1.16)%          (1.21)%          (1.35)%          (0.87)%         (1.01)%
    After expense reimbursement and earnings
      credits                                         (0.90)%          (0.90)%          (1.06)%          (0.79)%         (0.85)%
  Portfolio turnover rate                                75%              69%              71%              93%            104%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      9.89      $      9.75      $         10.18
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment loss                                                (0.20)**         (0.14)**             (0.11)**
  Net realized and unrealized gain                                    2.51             0.28                 0.12
                                                               -----------      -----------      ---------------
      Total income from investment operations                         2.31             0.14                 0.01
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net realized gains                              (0.03)              --                (0.44)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     12.17      $      9.89      $          9.75
                                                               ===========      ===========      ===============
Total return+                                                        23.40%            1.44%               (0.11)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $    11,683      $     1,132      $           656
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.55%            2.47%                2.46%***
    After expense reimbursement and earnings credits                  2.03%            2.15%                2.15%***
  Ratio of net investment loss to average net assets:
    Before expense reimbursement and earnings credits                (2.14)%          (1.97)%              (1.93)%***
    After expense reimbursement and earnings credits                 (1.62)%          (1.65)%              (1.62)%***
  Portfolio turnover rate                                               75%              69%                  71%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.

                 See accompanying notes to financial statements

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS C                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      9.88      $      9.74      $         10.37
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment loss                                                (0.20)**         (0.14)**             (0.10)**
  Net realized and unrealized gain (loss)                             2.51             0.28                (0.09)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  2.31             0.14                (0.19)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net realized gains                              (0.03)              --                (0.44)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     12.16      $      9.88      $          9.74
                                                               ===========      ===========      ===============
Total return+                                                        23.43%            1.44%               (2.04)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     9,580      $       757      $           410
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.54%            2.47%                2.46%***
    After expense reimbursement and earnings credits                  2.03%            2.15%                2.15%***
  Ratio of net investment loss to average net assets:
    Before expense reimbursement and earnings credits                (2.13)%          (1.97)%              (1.90)%***
    After expense reimbursement and earnings credits                 (1.63)%          (1.65)%              (1.59)%***
  Portfolio turnover rate                                               75%              69%                  71%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS Y                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     10.15      $      9.92      $     11.86      $     16.27     $      9.18
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment loss                                 (0.08)**         (0.06)**         (0.09)**         (0.07)          (0.03)**
  Net realized and unrealized gain (loss)              2.59             0.29            (1.41)           (1.51)           7.12
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     2.51             0.23            (1.50)           (1.58)           7.09
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net realized gains               (0.03)              --            (0.44)           (2.83)             --
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     12.63      $     10.15      $      9.92      $     11.86     $     16.27
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                        24.78%            2.32%          (12.90)%         (10.74)%         77.23%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $    91,406      $    39,785      $    36,318      $    44,057     $    50,975
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.21%            1.49%            1.41%            1.23%           1.31%
    After expense reimbursement and earnings
      credits                                          1.03%            1.15%            1.15%            1.15%           1.15%
  Ratio of net investment loss to average
    net assets:
    Before expense reimbursement and earnings
      credits                                         (0.81)%          (1.00)%          (1.07)%          (0.62)%         (0.76)%
    After expense reimbursement and earnings
      credits                                         (0.66)%          (0.66)           (0.81)%          (0.54)%         (0.60)%
  Portfolio turnover rate                                75%              69%              71%              93%            104%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.

                 See accompanying notes to financial statements

                   UBS U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     10.99      $     10.51      $     10.33      $      9.99     $     10.30
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.39**           0.42**           0.53**           0.62**          0.58**
  Net realized and unrealized gain (loss)             (0.37)            0.52             0.32             0.41           (0.25)
                                                -----------      -----------      -----------      -----------     -----------
      Total income from investment
        operations                                     0.02             0.94             0.85             1.03            0.33
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income            (0.45)           (0.46)           (0.67)           (0.69)          (0.64)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     10.56      $     10.99      $     10.51      $     10.33     $      9.99
                                                ===========      ===========      ===========      ===========     ===========
Total return+                                          0.18%            9.17%            8.41%           10.56%           3.29%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $    31,420      $    31,337      $    18,558      $       123     $         1
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.11%            1.04%            1.21%            0.98%           0.92%
    After expense reimbursement and earnings
      credits                                          0.85%            0.85%            0.86%++          0.85%           0.85%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          3.32%            3.70%            4.68%            5.86%           5.87%
    After expense reimbursement and earnings
      credits                                          3.58%            3.89%            5.03%            5.99%           5.94%
  Portfolio turnover rate                               137%             180%             452%             314%            170%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     10.97      $     10.50      $         10.76
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.30**           0.34**               0.29**
  Net realized and unrealized gain (loss)                            (0.36)            0.52                (0.22)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                 (0.06)            0.86                 0.07
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                           (0.35)           (0.39)               (0.33)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     10.56      $     10.97      $         10.50
                                                               ===========      ===========      ===============
Total return+                                                        (0.55)%           8.30%                0.70%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     2,043      $     3,646      $         1,405
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.00%            1.79%                1.96%***
    After expense reimbursement and earnings credits                  1.60%            1.60%                1.60%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                 2.42%            2.95%                3.93%***
    After expense reimbursement and earnings credits                  2.82%            3.14%                4.29%***
  Portfolio turnover rate                                              137%             180%                 452%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.85%.

                 See accompanying notes to financial statements

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS C                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     10.98      $     10.50      $         10.77
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.33**           0.37**               0.31**
  Net realized and unrealized gain (loss)                            (0.37)            0.52                (0.24)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                 (0.04)            0.89                 0.07
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                           (0.39)           (0.41)               (0.34)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     10.55      $     10.98      $         10.50
                                                               ===========      ===========      ===============
Total return+                                                        (0.37)%           8.65%                0.72%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     2,195      $     3,164      $         1,143
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 1.65%            1.54%                1.61%***
    After expense reimbursement and earnings credits                  1.35%            1.35%                1.35%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                 2.78%            3.20%                4.32%***
    After expense reimbursement and earnings credits                  3.08%            3.39%                4.58%***
  Portfolio turnover rate                                              137%             180%                 452%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     11.01      $     10.53      $     10.35      $     10.00     $     10.28
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.41**           0.45**           0.56**           0.64**          0.62**
  Net realized and unrealized gain (loss)             (0.37)            0.52             0.31             0.42           (0.25)
                                                -----------      -----------      -----------      -----------     -----------
      Total income from investment
        operations                                     0.04             0.97             0.87             1.06            0.37
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income            (0.48)           (0.49)           (0.69)           (0.71)          (0.65)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $     10.57      $     11.01      $     10.53      $     10.35     $     10.00
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                         0.40%            9.42%            8.59%           10.86%           3.74%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $    89,281      $    78,807      $    59,740      $    62,514     $    58,121
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          0.80%            0.79%            0.80%            0.73%           0.67%
    After expense reimbursement and earnings
      credits                                          0.60%            0.60%            0.64%#           0.60%           0.60%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          3.63%            3.95%            5.10%            6.11%           6.12%
    After expense reimbursement and earnings
      credits                                          3.83%            4.14%            5.26%            6.24%           6.19%
  Portfolio turnover rate                               137%             180%             452%             314%            170%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.60%.

                 See accompanying notes to financial statements

                  UBS HIGH YIELD FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $      6.84      $      6.36      $      7.87      $      9.18     $      9.95
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.58**           0.56**           0.76**           0.85**          0.90**
  Net realized and unrealized gain (loss)              0.22             0.50            (0.96)           (1.08)          (0.90)
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     0.80             1.06            (0.20)           (0.23)             --
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income            (0.58)           (0.58)           (1.31)           (1.08)          (0.70)
  Distributions from net realized gains                  --               --               --               --           (0.07)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.58)           (0.58)           (1.31)           (1.08)          (0.77)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $      7.06      $      6.84      $      6.36      $      7.87     $      9.18
                                                ===========      ===========      ===========      ===========     ===========
Total return+                                         12.15%           17.70%           (3.01)%          (2.28)%         (0.13)%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $    72,614      $    76,309      $    65,832      $         1     $         1
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.31%            1.29%            1.26%            1.14%           1.11%
    After expense reimbursement and earnings
      credits                                          1.20%            0.95%            0.95%            0.97%++         0.95%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          8.16%            8.38%           10.71%            9.65%           9.06%
    After expense reimbursement and earnings
      credits                                          8.27%            8.72%           11.02%            9.82%           9.22%
  Portfolio turnover rate                                80%              71%             120%              87%             73%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      6.83      $      6.35      $          7.02
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.53**           0.51**               0.45**
  Net realized and unrealized gain (loss)                             0.23             0.50                (0.61)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  0.76             1.01                (0.16)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                           (0.53)           (0.53)               (0.51)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $      7.06      $      6.83      $          6.35
                                                               ===========      ===========      ===============
Total return+                                                        11.48%           16.83%               (2.70)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     7,844      $    13,130      $        15,692
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.05%            2.05%                2.05%***
    After expense reimbursement and earnings credits                  1.95%            1.70%                1.70%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                 7.43%            7.62%                9.88%***
    After expense reimbursement and earnings credits                  7.53%            7.97%               10.23%***
  Portfolio turnover rate                                               80%              71%                 120%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.95%.

                 See accompanying notes to financial statements

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS C                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      6.84      $      6.35      $          7.02
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.55**           0.53**               0.46**
  Net realized and unrealized gain (loss)                             0.22             0.51                (0.61)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  0.77             1.04                (0.15)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                           (0.55)           (0.55)               (0.52)
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $      7.06      $      6.84      $          6.35
                                                               ===========      ===========      ===============
Total return+                                                        11.59%           17.29%               (2.54)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $    17,499      $    18,969      $        17,947
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 1.82%            1.79%                1.79%***
    After expense reimbursement and earnings credits                  1.70%            1.45%                1.45%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                 7.66%            7.88%               10.15%***
    After expense reimbursement and earnings credits                  7.78%            8.22%               10.49%***
  Portfolio turnover rate                                               80%              71%                 120%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $      6.87      $      6.38      $      7.90      $      9.19     $      9.96
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.61**           0.58**           0.81**           0.88**          0.91**
  Net realized and unrealized gain (loss)              0.23             0.50            (1.01)           (1.08)          (0.90)
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     0.84             1.08            (0.20)           (0.20)           0.01
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income            (0.61)           (0.59)           (1.32)           (1.09)          (0.71)
  Distributions from net realized gains                  --               --               --               --           (0.07)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.61)           (0.59)           (1.32)           (1.09)          (0.78)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $      7.10      $      6.87      $      6.38      $      7.90     $      9.19
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                        12.66%           18.08%           (2.98)%          (1.83)%          0.02%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $    48,038      $    71,819      $    40,120      $    54,560     $    50,845
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          0.92%            1.05%            1.02%            0.89%           0.86%
    After expense reimbursement and earnings
      credits                                          0.92%            0.70%            0.70%            0.72%#          0.70%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          8.55%            8.62%           10.77%            9.90%           9.31%
    After expense reimbursement and earnings
      credits                                          8.55%            8.97%           11.09%           10.07%           9.47%
  Portfolio turnover rate                                80%              71%             120%              87%             73%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.70%.

                 See accompanying notes to financial statements

             UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS A                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $      6.99      $      8.08      $     10.61      $     13.57     $     12.30
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.12**           0.10**           0.13**             --^**         0.08**
  Net realized and unrealized gain (loss)              1.69            (0.87)           (0.79)           (2.15)           1.33
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     1.81            (0.77)           (0.66)           (2.15)           1.41
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains                    (0.22)           (0.31)           (0.27)           (0.04)             --
  Distributions from net realized gains                  --            (0.01)           (1.60)           (0.77)          (0.14)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.22)           (0.32)           (1.87)           (0.81)          (0.14)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $      8.58      $      6.99      $      8.08      $     10.61     $     13.57
                                                ===========      ===========      ===========      ===========     ===========
Total return+                                         26.00%           (9.24)%          (5.91)%         (16.37)%         11.51%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $     7,866      $     3,146      $     2,599      $       301     $         1
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.55%            1.47%            1.41%            1.31%           1.25%
    After expense reimbursement and earnings
      credits                                          1.25%            1.25%            1.25%            1.28%#          1.25%++
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          1.13%            1.21%            1.38%            0.77%           0.64%
    After expense reimbursement and earnings
      credits                                          1.43%            1.43%            1.54%            0.80%           0.64%
  Portfolio turnover rate                               108%             120%              82%              62%             59%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      6.92      $      8.05      $          7.75
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.06**           0.04**               0.05**
  Net realized and unrealized gain (loss)                             1.67            (0.86)                0.25
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.73            (0.82)                0.30
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income and net foreign
   currency gains                                                    (0.17)           (0.30)                  --
  Distributions from net realized gains                                 --            (0.01)                  --
                                                               -----------      -----------      ---------------
                                                                     (0.17)           (0.31)                  --
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $      8.48      $      6.92      $          8.05
                                                               ===========      ===========      ===============
Total return+                                                        25.17%           (9.94)%               3.87%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $       815      $       352      $           120
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.60%            2.18%                2.05%***
    After expense reimbursement and earnings credits                  2.00%            2.00%                2.00%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                 0.09%            0.50%                1.45%***
    After expense reimbursement and earnings credits                  0.69%            0.68%                1.50%***
  Portfolio turnover rate                                              108%             120%                  82%

  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.24%.
  # The ratio of net operating expenses to average net assets for Class A was 1.25%.
  ^  Amount is less than $.01 per share.

                 See accompanying notes to financial statements

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS C                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      6.90      $      8.05      $          7.75
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.06**           0.04**               0.04**
  Net realized and unrealized gain (loss)                             1.68            (0.89)                0.26
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.74            (0.85)                0.30
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income and net
    foreign currency gains                                           (0.19)           (0.29)                  --
  Distributions from net realized gains                                 --            (0.01)                  --
                                                               -----------      -----------      ---------------
      Total distributions                                            (0.19)           (0.30)                  --
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $      8.45      $      6.90      $          8.05
                                                               ===========      ===========      ===============
Total return+                                                        25.26%          (10.29)%               3.87%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     1,338      $       399      $           183
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.35%            2.21%                2.19%***
    After expense reimbursement and earnings credits                  2.00%            2.00%                2.00%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credits                 0.34%            0.47%                0.91%***
    After expense reimbursement and earnings credits                  0.69%            0.68%                1.10%***
  Portfolio turnover rate                                              108%             120%                  82%

                                                                               YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
CLASS Y                                            2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $      7.01      $      8.12      $     10.64      $     13.57     $     12.34
                                                -----------      -----------      -----------      -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.14**           0.11**           0.09**           0.13**          0.11**
  Net realized and unrealized gain (loss)              1.71            (0.88)           (0.74)           (2.25)           1.33
                                                -----------      -----------      -----------      -----------     -----------
      Total income (loss) from investment
        operations                                     1.85            (0.77)           (0.65)           (2.12)           1.44
                                                -----------      -----------      -----------      -----------     -----------
Less distributions:
  Distributions from net investment income
    and net foreign currency gains                    (0.23)           (0.33)           (0.27)           (0.04)          (0.07)
  Distributions from net realized gains                  --            (0.01)           (1.60)           (0.77)          (0.14)
                                                -----------      -----------      -----------      -----------     -----------
      Total distributions                             (0.23)           (0.34)           (1.87)           (0.81)          (0.21)
                                                -----------      -----------      -----------      -----------     -----------
Net asset value, end of year                    $      8.63      $      7.01      $      8.12      $     10.64     $     13.57
                                                ===========      ===========      ===========      ===========     ===========
Total return++                                        26.56%           (9.21)%          (5.78)%         (16.15)%         11.76%
Ratios/Supplemental data:
  Net assets, end of year (in 000s)             $   100,782      $    90,514      $    97,851      $   192,408     $   411,985
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
      credits                                          1.26%            1.21%            1.13%            1.06%           1.00%
    After expense reimbursement and earnings
      credits                                          1.00%            1.00%            1.00%            1.03%##         1.00%#
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement and earnings
      credits                                          1.43%            1.47%            0.92%            1.02%           0.89%
    After expense reimbursement and earnings
      credits                                          1.69%            1.68%            1.05%            1.05%           0.89%
  Portfolio turnover rate                               108%             120%              82%              62%             59%

  * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  # The ratio of net operating expenses to average net assets for Class Y was 0.99%.
 ## The ratio of net operating expenses to average net assets for Class Y was 1.00%.

                 See accompanying notes to financial statements

          UBS U.S. LARGE CAP VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD PRESENTED.

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS A                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      9.31      $      9.37      $          9.96
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.09**           0.11**               0.05**
  Net realized and unrealized gain (loss)                             1.80            (0.06)               (0.64)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.89             0.05                (0.59)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                           (0.02)           (0.05)                  --
  Distributions from net realized gains                                 --            (0.06)                  --
                                                               -----------      -----------      ---------------
      Total distributions                                            (0.02)           (0.11)                  --
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     11.18      $      9.31      $          9.37
                                                               ===========      ===========      ===============
Total return+                                                        20.28%            0.61%               (5.92)%@
Ratios/Supplemental data:
  Net assets, end of year (in 000s)                            $   108,369      $     1,073      $           751
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 1.42%            2.85%                3.82%***
    After expense reimbursement and earnings credits                  1.10%            1.10%                1.10%***
  Ratio of net investment income (loss) to average net
    assets:
    Before expense reimbursement and earnings credits                 0.54%           (0.42)%              (1.85)%***
    After expense reimbursement and earnings credits                  0.86%            1.33%                0.87%***
  Portfolio turnover rate                                              170%              59%                  39%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS B                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      9.21      $      9.32      $          9.62
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.01**           0.05**               0.01**
  Net realized and unrealized gain (loss)                             1.77            (0.07)               (0.31)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.78            (0.02)               (0.30)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                            0.00#           (0.03)                  --
  Distributions from net realized gains                                 --            (0.06)                  --
                                                               -----------      -----------      ---------------
      Total distributions                                             0.00            (0.09)                  --
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     10.99      $      9.21      $          9.32
                                                               ===========      ===========      ===============
Total return+                                                        19.38%           (0.17)%              (3.12)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $    14,556      $       709      $           301
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.31%            3.42%                4.66%***
    After expense reimbursement and earnings credits                  1.85%            1.85%                1.85%***
  Ratio of net investment income (loss) to average net
    assets:
    Before expense reimbursement and earnings credits                (0.35)%          (0.99)%              (2.72)%***
    After expense reimbursement and earnings credits                  0.11%            0.58%                0.09%***
  Portfolio turnover rate                                              170%              59%                  39%

  * For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS C                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      9.22      $      9.33      $          9.73
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.01**           0.05**               0.00# **
  Net realized and unrealized gain (loss)                             1.77            (0.07)               (0.40)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.78            (0.02)               (0.40)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                            0.00#           (0.03)                  --
  Distributions from net realized gains                                 --            (0.06)                  --
                                                               -----------      -----------      ---------------
      Total distributions                                             0.00            (0.09)                  --
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     11.00      $      9.22      $          9.33
                                                               ===========      ===========      ===============
Total return+                                                        19.34%           (0.13)%              (4.11)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $    19,530      $     1,025      $           234
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 2.17%            3.04%                4.58%***
    After expense reimbursement and earnings credits                  1.85%            1.85%                1.85%***
  Ratio of net investment income (loss) to average net
    assets:
    Before expense reimbursement and earnings credits                (0.21)%          (0.61)%              (2.68)%***
    After expense reimbursement and earnings credits                  0.11%            0.58%                0.05%***
  Portfolio turnover rate                                              170%              59%                  39%

                                                                    YEAR ENDED JUNE 30,              FOR THE
                                                               ----------------------------       PERIOD ENDED
CLASS Y                                                            2004             2003          JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      9.33      $      9.38      $         10.00
                                                               -----------      -----------      ---------------
Income (loss) from investment operations:
  Net investment income                                               0.11**           0.13**               0.11**
  Net realized and unrealized gain (loss)                             1.80            (0.06)               (0.73)
                                                               -----------      -----------      ---------------
      Total income (loss) from investment operations                  1.91             0.07                (0.62)
                                                               -----------      -----------      ---------------
Less distributions:
  Distributions from net investment income                           (0.02)           (0.06)                  --
  Distributions from net realized gains                                 --            (0.06)                  --
                                                               -----------      -----------      ---------------
      Total distributions                                            (0.02)           (0.12)                  --
                                                               -----------      -----------      ---------------
Net asset value, end of period                                 $     11.22      $      9.33      $          9.38
                                                               ===========      ===========      ===============
Total return++                                                       20.49%            0.89%               (6.20)%@
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                          $     4,516      $     4,790      $         2,819
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits                 1.27%            2.62%                3.15%***
    After expense reimbursement and earnings credits                  0.85%            0.85%                0.85%***
  Ratio of net investment income (loss) to average net
    assets:
    Before expense reimbursement and earnings credits                 0.68%           (0.19)%              (1.17)%***
    After expense reimbursement and earnings credits                  1.10%            1.58%                1.13%***
  Portfolio turnover rate                                              170%              59%                  39%

  * For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  @  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

                 THE UBS FUNDS -- NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolio. The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated August 15, 1994 and thereafter. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has ten Funds available for investment, each having its own investment objectives and policies. UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund, and UBS U.S. Large Cap Value Equity Fund (collectively, the "Funds").

As of February 2004, the Board of Trustees approved the name change for the UBS U.S. Equity Fund to UBS U.S. Large Cap Equity Fund and UBS U.S. Value Equity Fund to UBS U.S. Large Cap Value Equity Fund.

Each Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

Certain 2003 balances have been reclassified to conform to the current year presentation.

In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ official closing price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management Americas Inc. ("UBS Global AM"), the investment manager and administrator of the Funds, or by the relevant Fund investment advisor, where applicable. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective investment company. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the statements of operations.

C. INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities, which are recorded, as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statements of operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts as of June 30, 2004 was the Funds' custodian.

E. FUTURES CONTRACTS: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds' enter into such contracts to hedge a portion of their portfolio or equalize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds', generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statements of operations reflect net realized and net unrealized gains and losses on these contracts.

F. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

G. DISTRIBUTIONS TO SHAREHOLDERS: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS U.S. Bond Fund, UBS High Yield Fund and UBS Global Bond Fund. These Funds will distribute their respective net income, if any, monthly. Distributions to shareholders are recorded on the ex-date. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Differences in dividends from net investment income per-share between the classes are due to service and distribution related expenses.

H. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of the Funds' expenses. These amounts, if any, are reflected in the statements of operations.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global AM ("UBS Global AM (Americas)" or the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

FUND                                                              ADVISORY FEE
----                                                              ------------
UBS Global Allocation Fund                                            0.80%
UBS Global Bond Fund                                                  0.75
UBS U.S. Large Cap Equity Fund                                        0.70
UBS U.S. Large Cap Growth Fund                                        0.70
UBS U.S. Small Cap Growth Fund*                                       0.85
UBS U.S. Bond Fund                                                    0.50
UBS High Yield Fund                                                   0.60
UBS International Equity Fund                                         0.80
UBS U.S. Large Cap Value Equity Fund                                  0.70

   * Prior to November 10, 2003, the Fund's investment advisory fee was 1.00%.

On December 2, 2003, the Board of Trustees approved the change in investment advisory fees for the UBS Global Equity Fund from 0.75% per annum to the following breakpoint schedule effective January 1, 2004:

AVERAGE DAILY NET ASSETS                                               FEE
------------------------                                              -----
$0-$250 million                                                       0.75%
On the next $250-$500 million                                         0.70%
On the next $500 million - $1 billion                                 0.68%
On amounts above $1 billion                                           0.65%

On June 7, 2004, the Board of Trustees approved the change in investment advisory fees for The UBS Funds to the following breakpoint schedule effective July 1, 2004:

                                                              AVERAGE DAILY NET ASSETS
                                     ---------------------------------------------------------------------------
                                      $0 TO      $500 MM TO      $1 BILLION TO    $1.5 BILLION TO   $2.0 BILLION
FUND                                 $500 MM     $1 BILLION      $1.5 BILLION      $2.0 BILLION       AND OVER
----                                 -------     ----------      -------------    ---------------   ------------
UBS Global Allocation Fund            0.800%       0.750%            0.700%            0.675%          0.650%
UBS Global Bond Fund                  0.750        0.700             0.650             0.600           0.550
UBS High Yield Fund                   0.600        0.550             0.525                --              --
UBS International Equity Fund         0.800        0.750             0.700             0.675           0.650
UBS U.S. Bond Fund                    0.500        0.475             0.450             0.425           0.400
UBS U.S. Large Cap Equity Fund        0.700        0.650             0.600             0.575           0.550
UBS U.S. Large Cap Growth Fund        0.700        0.650             0.600             0.575           0.550
UBS U.S. Large Cap Value Equity Fund  0.700        0.650             0.600             0.575           0.550
UBS U.S. Small Cap Growth Fund        0.850           --             0.825                --              --

The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions for the year ended June 30, 2004, were as follows:

                                       UBS CLASS A     UBS CLASS B    UBS CLASS C    UBS CLASS Y      ADVISORY         FEES
FUND                                   EXPENSE CAP     EXPENSE CAP    EXPENSE CAP    EXPENSE CAP        FEES          WAIVED
----                                   -----------     -----------    -----------    -----------     -----------    ----------
UBS Global Allocation Fund                1.35%          2.10%           2.10%          1.10%        $ 9,413,003            --
UBS Global Equity Fund                    1.25           2.00            2.00           1.00           3,512,624    $  921,625
UBS Global Bond Fund                      1.15           1.90            1.65           0.90             430,799       203,137
UBS U.S. Large Cap Equity Fund            1.30           2.05            2.05           1.05             958,052         3,428
UBS U.S. Large Cap Growth Fund            1.05           1.80            1.80           0.80              37,831        92,288
UBS U.S. Small Cap Growth Fund            1.28           2.03            2.03           1.03           1,213,928       313,930
UBS U.S. Bond Fund                        0.85           1.60            1.35           0.60             597,411       261,013
UBS High Yield Fund                       1.20           1.95            1.70           0.95           1,029,782       117,168
UBS International Equity Fund             1.25           2.00            2.00           1.00             767,619       251,053
UBS U.S. Large Cap Value Equity Fund      1.10           1.85            1.85           0.85             700,415       344,777

Each Fund will reimburse UBS Global AM for any fee it waives or expenses it reimburses for a period three years following such fee waivers and expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the year ended June 30, 2004 are subject to repayment through June 30, 2007.

Each Fund pays an administration fee that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund. For the year ended, June 30, 2004, certain funds incurred and owed UBS Global AM administrative fees as follows:

                                  ADMINISTRATIVE    ADMINISTRATIVE
FUND                                 FEES OWED      FEES INCURRED
----                              --------------    --------------
UBS Global Allocation Fund          $  109,100        $  882,476
UBS Global Equity Fund                  28,695           357,553
UBS Global Bond Fund                     3,737            43,080
UBS U.S. Large Cap Equity Fund          10,094           102,649
UBS U.S. Large Cap Growth Fund             406             4,053
UBS U.S. Small Cap Growth Fund          11,100           103,162
UBS U.S. Bond Fund                       7,639            89,612
UBS High Yield Fund                      9,134           128,723
UBS International Equity Fund            6,962            71,965
UBS U.S. Large Cap Value Equity          9,046            75,045

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor at and for the year ended June 30, 2004 were as follows:

                                                                             UBS GLOBAL ALLOCATION FUND
                                                                  -------------------------------------------------
                                                                                        NET            CHANGE IN
                                                                       SALES          REALIZED       NET UNREALIZED
AFFILIATES                                         PURCHASES          PROCEEDS       GAIN/(LOSS)       GAIN/(LOSS)         VALUE
----------                                      ---------------   ---------------   ------------    ---------------    ------------
UBS Small Cap Equity Relationship Fund          $    39,000,000                --             --    $     7,687,449    $ 62,085,614
UBS High Yield Relationship Fund                     32,000,000   $    36,500,000   $  4,828,446         (1,423,036)     16,815,518
UBS Emerging Markets Equity Relationship Fund       101,000,000                --        (34,301)        14,963,787     149,570,381
UBS Emerging Markets Debt Relationship Fund           9,000,000        18,015,212      3,546,233         (2,810,865)             --
UBS Supplementary Trust
  U.S. Cash Management Prime Fund                 1,232,329,844     1,137,618,893             --                 --     161,200,115

                                                                                UBS GLOBAL BOND FUND
                                                                  -------------------------------------------------
                                                                                        NET            CHANGE IN
                                                                                      REALIZED       NET UNREALIZED
AFFILIATES                                         PURCHASES          PROCEEDS       GAIN/(LOSS)       GAIN/(LOSS)         VALUE
----------                                      ---------------   ---------------   ------------    ---------------    ------------
UBS U.S. Securitized Mortgage Relationship Fund $    10,055,767                --   $         --    $        18,688    $ 10,074,455
UBS Supplementary Trust
         U.S. Cash Management Prime Fund             45,965,679   $    46,040,629             --                 --         580,224

The Funds may invest in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. The Supplementary Trust pays no management fees to the Advisor. Distributions received from the Supplementary Trust are reflected as interest income in the statements of operations. Amounts relating to those investments at June 30, 2004 and for the year ended were as follows:

                                                                                                                        % OF
                                                                      SALES           INTEREST                           NET
FUND                                               PURCHASES         PROCEEDS          INCOME           VALUE           ASSETS
----------                                      ---------------   ---------------   ------------   ---------------   ------------
UBS Global Allocation Fund                      $ 1,232,329,844   $ 1,137,618,893   $  1,287,624   $   161,200,115       8.80%
UBS Global Equity Fund                              152,666,422       155,008,641         47,182           849,939       0.19
UBS Global Bond Fund                                 45,965,679        46,040,629         16,964           580,224       0.96
UBS U.S. Large Cap Equity Fund                       49,911,253        49,713,012         71,449         6,756,537       4.11
UBS U.S. Large Cap Growth Fund                        4,522,219         4,512,689          1,832           154,554       2.36
UBS U.S. Small Cap Growth Fund                      126,227,624       128,670,474         52,665         4,595,089       2.46
UBS U.S. Bond Fund                                   81,289,359        81,108,613         32,962         2,466,400       1.97
UBS High Yield Fund                                 125,549,135       122,410,257         48,245         3,138,878       2.15
UBS International Equity Fund                       138,363,268       142,086,032        116,022         8,422,888       7.60
UBS U.S. Large Cap Value Equity Fund                 47,222,662        39,807,927         47,736         7,610,129       5.18

The following Funds have incurred brokerage commissions with an affiliated broker dealer. Amounts relating to those transactions for the year ended June 30, 2004, were as follows:

FUND                                             UBS SECURITIES LLC
----                                             ------------------
UBS Global Allocation Fund                           $   38,178
UBS Global Equity Fund                                   13,774
UBS U.S. Large Cap Equity Fund                            5,759
UBS U.S. Large Cap Growth Fund                              699
UBS U.S. Small Cap Growth Fund                           12,138
UBS International Equity Fund                               372
UBS U.S. Large Cap Value Equity Fund                      7,485

FEDERAL INCOME TAXES: It is the Funds' policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 2004, therefore, no federal income tax provision was required.

At June 30, 2004, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future net capital gains through the indicated expiration dates:

                                 EXPIRATION DATE   EXPIRATION DATE    EXPIRATION DATE    EXPIRATION DATE   EXPIRATION DATE
                                  JUNE 30, 2008     JUNE 30, 2009      JUNE 30, 2010      JUNE 30, 2011     JUNE 30, 2012
                                 ---------------   ---------------    ---------------    ---------------   ---------------
UBS Global Bond Fund                          --   $     1,208,541                 --                 --                --
UBS U.S. Large Cap Growth Fund                --                --    $     1,265,393    $     1,745,070   $       603,775
UBS U.S. Bond Fund                            --           404,247                 --                 --           614,333
UBS International Equity Fund                 --                --                 --         10,745,480                --
UBS U.S. Large Cap Value
  Equity Fund                    $       498,492            83,503+           273,335+           290,997                --

  + Due to merger with the UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

At June 30, 2004, the UBS Global Equity Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

                                 EXPIRATION DATE   EXPIRATION DATE    EXPIRATION DATE    EXPIRATION DATE   EXPIRATION DATE
                                  JUNE 30, 2007     JUNE 30, 2008      JUNE 30, 2009      JUNE 30, 2010     JUNE 30, 2011
                                 ---------------   ---------------    ---------------    ---------------   ---------------
                                 $    81,478,790   $   143,090,067    $   389,124,210    $   253,636,661+  $     4,283,846+

  + Due to merger with the UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

At June 30, 2004 the UBS High Yield Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

     EXPIRATION DATE       EXPIRATION DATE  EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE  EXPIRATION DATE
      JUNE 30, 2005         JUNE 30, 2006    JUNE 30, 2007     JUNE 30, 2008     JUNE 30, 2009    JUNE 30, 2010
   ------------------      ---------------  ---------------   ---------------   ---------------  ---------------
     $   10,089,023          $  11,387,957    $ 18,661,457      $ 98,009,332+     $ 23,205,714+    $ 6,612,767+

     EXPIRATION DATE      EXPIRATION DATE
      JUNE 30, 2011        JUNE 30, 2012
     ---------------      ----------------
     $   37,425,637+         $ 15,791,570+

  + Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

Capital loss carryforwards in the amount of $16,663,383 expired as of June 30, 2003.

For the fiscal year ended June 30, 2004, the Fund's utilized the following capital loss carryforwards:

UBS Global Allocation Fund                            $  6,898,051
UBS Global Equity Fund                                  23,152,165
UBS Global Bond Fund                                       303,789
UBS U.S. Large Cap Equity Fund                           3,307,470
UBS U.S. Small Cap Growth Fund                           2,064,972
UBS International Equity Fund                              703,258
UBS U.S. Large Cap Value Equity Fund                     3,752,268

Post-October losses are deemd to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2004, the following funds incurred, and elected to defer, losses of the following:

                                       NET               NET
                                     CAPITAL          CURRENCY
                                      LOSSES           LOSSES
                                  ---------------   ---------------
UBS Global Equity Fund                         --   $     4,503,992
UBS U.S. Bond Fund                $       402,546
UBS High Yield Fund                    10,786,372                --
UBS International Equity Fund                  --           871,073

The tax character of distributions paid during the fiscal years ended June 30, 2004 and 2003, were as follows:

                                                         2004                                         2003
                                      -------------------------------------------  -------------------------------------------
                                      DISTRIBUTIONS  DISTRIBUTIONS                 DISTRIBUTIONS  DISTRIBUTIONS
                                        PAID FROM    PAID FROM NET      TOTAL        PAID FROM    PAID FROM NET      TOTAL
                                        ORDINARY       LONG-TERM    DISTRIBUTIONS    ORDINARY       LONG-TERM    DISTRIBUTIONS
FUND                                     INCOME      CAPITAL GAINS      PAID          INCOME      CAPITAL GAINS      PAID
----                                  -------------  -------------  -------------  -------------  -------------  -------------
UBS Global Allocation Fund            $  13,269,985             --  $  13,269,985  $   7,500,413             --  $   7,500,413
UBS Global Equity Fund                    4,891,206             --      4,891,206      1,782,212             --      1,782,212
UBS Global Bond Fund                      4,828,141             --      4,828,141        990,333             --        990,333
UBS U.S. Large Cap Equity Fund            1,535,536             --      1,535,536        938,862  $   2,529,840      3,468,702
UBS U.S. Small Cap Growth Fund                   --  $     398,372        398,372             --             --             --
UBS U.S. Bond Fund                        5,180,925             --      5,180,925      4,368,267             --      4,368,267
UBS High Yield Fund                      14,243,424             --     14,243,424     14,403,518             --     14,403,518
UBS International Equity Fund             2,715,721             --      2,715,721      4,357,327             --      4,357,327
UBS U.S. Large Cap Value Equity Fund        184,418             --        184,418         95,678             --         95,678

At June 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                              UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED
                                                                                LONG-TERM       ORDINARY       CAPITAL AND
FUND                                                                           CAPITAL GAIN      INCOME        OTHER LOSSES
----                                                                          -------------   -------------   ---------------
UBS Global Allocation Fund                                                    $  16,191,799   $  36,855,931   $            --
UBS Global Equity Fund                                                                   --       1,677,213      (876,117,562)
UBS Global Bond Fund                                                                     --       3,030,723        (1,208,541)
UBS U.S. Large Cap Equity Fund                                                    3,416,475         479,441                --
UBS U.S. Large Cap Growth Fund                                                           --              --        (3,614,238)
UBS U.S. Small Cap Growth Fund                                                    2,501,890              --                --
UBS U.S. Bond Fund                                                                       --         108,438        (1,421,126)
UBS High Yield Fund                                                                      --         412,262      (231,969,829)
UBS International Equity Fund                                                            --       1,435,007       (11,616,553)
UBS U.S. Large Cap Value Equity Fund                                             20,557,478       1,761,671        (1,146,327)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles in the United States and federal income tax purposes, permanent differences between book and tax basis reporting for current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2004, were as follows:

                                                                                ACCUMULATED
                                                                               UNDISTRIBUTED      ACCUMULATED
                                                                               NET INVESTMENT     NET REALIZED
FUND                                                                           INCOME (LOSS)      GAIN (LOSS)     PAID IN CAPITAL
----                                                                           --------------    --------------   ---------------
UBS Global Allocation Fund                                                     $    3,513,819    $   (3,775,757)  $       261,938
UBS Global Equity Fund                                                             (6,290,436)        5,304,593           985,843
UBS Global Bond Fund                                                                3,401,495        (3,383,482)          (18,013)
UBS U.S. Large Cap Growth Fund                                                         13,426                --           (13,426)
UBS U.S. Small Cap Growth Fund                                                      1,168,636             3,622        (1,172,258)
UBS U.S. Bond Fund                                                                    750,369          (750,369)               --
UBS High Yield Fund                                                                   281,316        16,162,712       (16,444,028)
UBS International Equity Fund                                                        (818,572)          818,572                --
UBS U.S. Large Cap Value Equity Fund                                                   (1,227)       (3,812,019)        3,813,246

3.   INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 2004, excluding long-term U.S. government securities and short-term investments, were as follows:

                                                                                       SALES
FUND                                                               PURCHASES          PROCEEDS
----                                                           ----------------   ----------------
UBS Global Allocation Fund                                     $  1,554,598,114   $    480,993,865
UBS Global Equity Fund                                              230,710,184        285,880,873
UBS Global Bond Fund                                                 83,534,807         83,807,428
UBS U.S. Large Cap Equity Fund                                       93,574,046         55,400,418
UBS U.S. Large Cap Growth Fund                                        7,299,650          5,353,155
UBS U.S. Small Cap Growth Fund                                      214,208,297         98,358,992
UBS U.S. Bond Fund                                                   64,294,286         55,657,995
UBS High Yield Fund                                                 131,695,613        175,709,172
UBS International Equity Fund                                       102,990,765        107,684,477
UBS U.S. Large Cap Value Equity Fund                                248,026,335        155,795,524

For the year ended June 30, 2004, purchases and sales of long-term U.S. government securities were as follows:

                                                                                       SALES
FUND                                                               PURCHASES          PROCEEDS
----                                                           ----------------   ----------------
UBS Global Allocation Fund                                     $    452,405,910   $    407,893,947
UBS Global Bond Fund                                                 22,681,558         19,815,951
UBS U.S. Bond Fund                                                  105,088,369        103,318,969

4.   SECURITY LENDING
UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain brokers, with the Funds' custodian acting as the Funds' lending agent. The Funds earned negotiated lender fees, which are included in securities lending-net income in the statements of operations. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in interest bearing securities, which are included in the schedule of investments. In addition, the UBS Global Allocation Fund received securities as collateral amounting to $25,304,956, which cannot be resold. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at June 30, 2004, were as follows:

                                                          MARKET           COLLATERAL       MARKET VALUE OF
                                                         VALUE OF         RECEIVED FOR        INVESTMENTS
                                                        SECURITIES         SECURITIES      OF CASH COLLATERAL
FUND                                                      LOANED             LOANED            RECEIVED
----                                                 ----------------   ----------------   ------------------
UBS Global Allocation Fund                           $    145,004,475   $    147,907,593   $      122,602,637
UBS International Equity Fund                               5,015,483          6,336,449            6,336,449

5.   DISTRIBUTION PLANS
The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. Each Plan governs payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plan as a percentage of the average daily net assets of the Class of each of the Funds are as follows:

FUND                                                    UBS CLASS A   UBS CLASS B   UBS CLASS C
----                                                    -----------   -----------   -----------
UBS Global Allocation Fund                                 0.25%         1.00%         1.00%
UBS Global Equity Fund                                     0.25          1.00          1.00
UBS Global Bond Fund                                       0.25          1.00          0.75
UBS U.S. Large Cap Equity Fund                             0.25          1.00          1.00
UBS U.S. Large Cap Growth Fund                             0.25          1.00          1.00
UBS U.S. Small Cap Growth Fund                             0.25          1.00          1.00
UBS U.S. Bond Fund                                         0.25          1.00          0.75
UBS High Yield Fund                                        0.25          1.00          0.75
UBS International Equity Fund                              0.25          1.00          1.00
UBS U.S. Large Cap Value Equity Fund                       0.25          1.00          1.00

At June 30, 2004, certain Funds owed UBS Global AM service and distribution fees as follows:

                                                                                    SERVICE &
                                                                                   DISTRIBUTION
FUND                                                                                FEES OWED
----                                                                              -------------
UBS Global Allocation Fund                                                        $     421,646
UBS Global Equity Fund                                                                  136,753
UBS Global Bond Fund                                                                      2,322
UBS U.S. Large Cap Equity Fund                                                            1,926
UBS U.S. Large Cap Growth Fund                                                            1,815
UBS U.S. Small Cap Growth Fund                                                           15,365
UBS U.S. Bond Fund                                                                        2,076
UBS High Yield Fund                                                                      55,739
UBS International Equity Fund                                                             1,592
UBS U.S. Large Cap Value Equity Fund                                                     25,950

6.   REDEMPTION FEES
UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund charged a 1.00% redemption fee if you sell or exchange Class A shares or Class Y shares less than 90 days after the purchase date. This amount is paid to the applicable Fund, not the Advisor. The redemption fees are disclosed by Fund in the statements of changes in net assets.

7.   TRANSFER AGENCY SERVICES FEES
UBS Financial Services, Inc. provided transfer agency related services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC, not the Funds.

For the year ended June 30, 2004, UBS Financial Services Inc. received from PFPC, not the Funds, compensation for related transfer agency services approximately the following:

FUND                                                                                  AMOUNT PAID
----                                                                                  -----------
UBS Global Allocation Fund                                                            $   280,453
UBS Global Equity Fund                                                                    277,479
UBS Global Bond Fund                                                                        9,114
UBS U.S. Large Cap Equity Fund                                                              1,628
UBS U.S. Large Cap Growth Fund                                                              1,237
UBS U.S. Small Cap Growth Fund                                                             33,180
UBS U.S. Bond Fund                                                                          4,670
UBS High Yield Fund                                                                        64,585
UBS International Equity Fund                                                               2,847
UBS U.S. Large Cap Value Equity Fund                                                       53,633

8.   LINE OF CREDIT
The Trust has entered into an agreement with UBS AG, Stamford Branch to provide a 364-day $50 million committed line of credit to the Funds. Borrowings will be made for temporary purposes to fund redemptions. Interest on amounts borrowed is calculated based on the Federal Funds Rate plus 0.50%. The Funds pay an annual commitment fee of 0.09% of the average daily balance of the line of credit not utilized. The average borrowings under the agreement for the year ended June 30, 2004, were as follows:

                                                       AVERAGE     NUMBER OF DAYS    INTEREST
FUND                                                  BORROWINGS    OUTSTANDING        PAID
----                                                 ------------  --------------  ------------
UBS Global Allocation Fund                           $  3,308,250         7        $        427
UBS Global Equity Fund                                 26,950,000         3               3,414
UBS High Yield Fund                                     9,329,947        12               5,460
UBS International Equity Fund                           5,367,160        10               2,308

9.   REORGANIZATION
At the close of business November 7, 2003, UBS U.S. Small Cap Growth Fund ("Acquiring Fund") acquired the assets and liabilities of UBS Enhanced Nasdaq-100 Fund ("Acquired Fund") by effecting a taxable reorganization whereby shares of the Acquiring Fund were exchanged for those of the Acquired Fund pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets and other data as of the reorganization date were as follows:

                                                      UBS ENHANCED                      UBS U.S.
                                                       NASDAQ-100                      SMALL CAP
                                                          FUND                        GROWTH FUND    NET UNREALIZED
                                                         SHARES         ACQUIRED         SHARES       APPRECIATION
FUND ACQUIRED                                          EXCHANGED       NET ASSETS        ISSUED      (DEPRECIATION)
-------------                                        -------------   -------------   -------------   --------------
UBS Enhanced NASDAQ-100 Fund
Class A                                                    771,863   $   9,615,448       3,384,317   $   (1,446,402)
Class B                                                    983,469      12,098,521       1,131,138          (74,255)
Class C                                                    748,037       9,185,495         852,149        1,721,997
Class Y                                                     50,567         640,425       6,122,472         (201,339)
                                                                     -------------
Total Net Assets                                                     $  31,539,889
                                                                     -------------

UBS U.S. Small Cap Growth Fund's net assets immediately before the reorganization were $112,531,458.

At the close of business November 7, 2003, UBS U.S. Large Cap Value Equity Fund ("Acquiring Fund") acquired the assets and liabilities of UBS Financial Sector Fund Inc. ("Acquired Fund") by effecting a tax-free reorganization whereby shares of the Acquiring Fund were exchanged for those of the Acquired Fund pursuant to a plan of reorganization approved by the Board of Directors and shareholders of the Acquired Fund. Net assets and other data as of the reorganization date were as follows:

                                                                                            UBS U.S.
                                                      UBS FINANCIAL                        LARGE CAP
                                                         SECTOR                           VALUE EQUITY
                                                        FUND, INC.                            FUND         NET UNREALIZED
                                                         SHARES            ACQUIRED          SHARES         APPRECIATION
FUND ACQUIRED                                           EXCHANGED         NET ASSETS         ISSUED        (DEPRECIATION)
-------------                                        ---------------   ---------------   ---------------   ---------------
UBS Financial Sector Fund, Inc
Class A                                                    9,306,444   $    93,138,892         9,458,007   $    37,107,129
Class B                                                    3,080,643        30,423,510         3,167,885        (8,254,747)
Class C                                                    1,891,918        18,702,929         2,002,831        (4,595,754)
Class Y                                                      100,566         1,009,363           698,623          (856,437)
                                                                       ---------------
Total Net Assets                                                       $   143,274,694
                                                                       ---------------

UBS U.S. Large Cap Value Equity Fund's net assets immediately before the reorganization were $9,477,451.

At the close of business on March 21, 2003, the UBS Global Equity Fund ("Acquiring Fund") acquired assets and liabilities of the UBS Strategy Fund ("Acquired Fund") by effecting a tax-free reorganization whereby shares of the Acquiring Fund were exchanged for shares of the Acquired Fund, pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets as of the reorganization date were as follows:

                                                                                               UBS
                                                                                              GLOBAL
                                                      UBS STRATEGY                            EQUITY
                                                          FUND                                 FUND        NET UNREALIZED
                                                         SHARES            ACQUIRED           SHARES        APPRECIATION
FUND ACQUIRED                                           EXCHANGED         NET ASSETS          ISSUED       (DEPRECIATION)
-------------                                        ---------------   ---------------   ---------------   ---------------
UBS Strategy Fund
Class A                                                   24,432,272   $   102,576,449        12,985,675   $     3,478,346
Class B                                                   33,154,353       135,637,778        17,276,497         4,068,582
Class C                                                   21,713,359        88,842,381        11,352,062         2,693,416
Class Y                                                      556,745         2,358,930           295,546         1,422,122
                                                                       ---------------
Total Net Assets                                                       $   329,415,538
                                                                       ---------------

UBS Global Equity Fund's net assets immediately before the reorganization were $61,924,738.

At the close of business on October 4, 2002, the UBS U.S. Large Cap Value Equity Fund ("Acquiring Fund") acquired assets and liabilities of the UBS U.S. Large Cap Equity Fund ("Acquired Fund") by effecting a tax-free reorganization whereby shares of the Acquiring Fund were exchanged for shares of the Acquired Fund, pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets and other data as of the reorganization date were as follows:

                                                                                            UBS U.S.
                                                         UBS U.S.                          LARGE CAP
                                                        LARGE CAP                            VALUE
                                                    EQUITY FUND, INC.                      EQUITY FUND            NET
                                                         SHARES            ACQUIRED          SHARES           UNREALIZED
FUND ACQUIRED                                           EXCHANGED         NET ASSETS         ISSUED          APPRECIATION
-------------                                       -----------------  ---------------   ---------------   ---------------
UBS U.S. Large Cap Equity Fund
Class A                                                       88,889   $       524,863            70,357   $       124,587
Class B                                                       25,429           149,087            20,132            47,356
Class C                                                       93,477           549,128            74,042            80,966
Class Y                                                      285,930         1,680,096           224,762           456,477
                                                                       ---------------
Total Net Assets                                                       $     2,903,174
                                                                       ---------------

UBS U.S. Large Cap Value Equity Fund's net assets immediately before the reorganization were $3,199,099.

The pre-merger activity of the acquired funds are not reflected in the statements of operations or changes in net assets and the financial statement highlights.

10.  SHARES OF BENEFICIAL INTEREST
For the year ended June 30, 2004, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                                                  NET INCREASE
                                                                                                                   (DECREASE)
                                                           SHARES       SHARES CONVERTED FROM     DIVIDENDS        IN SHARES
                                        SHARES SOLD     REPURCHASED       CLASS B TO CLASS A      REINVESTED      OUTSTANDING
                                       -------------   -------------    ----------------------   -------------   -------------
CLASS A

UBS Global Allocation Fund                64,841,376     (10,778,674)                   17,053         464,731      54,544,486
UBS Global Equity Fund                     2,422,308      (5,339,601)                   16,558         124,613      (2,776,122)
UBS Global Bond Fund                       1,046,908        (810,687)                   20,105          85,913         342,239
UBS U.S. Large Cap Equity Fund               163,425         (34,801)                   13,747           3,038         145,409
UBS U.S. Large Cap Growth Fund               183,341         (71,381)                    1,196              --         113,156
UBS U.S. Small Cap Growth Fund             6,574,820      (1,656,216)                   41,015           7,174       4,966,793
UBS U.S. Bond Fund                         1,225,634      (1,232,450)                   44,765          85,689         123,638
UBS High Yield Fund                        5,535,038      (7,379,532)                  556,500         404,716        (883,278)
UBS International Equity Fund              1,333,420        (882,205)                    2,067          13,040         466,322
UBS U.S. Large Cap Value Equity Fund       9,471,490      (1,327,756)                1,422,789          12,989       9,579,512

CLASS B

UBS Global Allocation Fund                 9,368,229      (1,478,822)                  (17,304)         70,439       7,942,542
UBS Global Equity Fund                       263,939      (3,754,027)                  (16,742)        121,113      (3,385,717)
UBS Global Bond Fund                          79,135         (85,358)                  (20,085)         10,533         (15,775)
UBS U.S. Large Cap Equity Fund                51,141          (7,798)                  (13,945)            396          29,794
UBS U.S. Large Cap Growth Fund                19,285         (23,619)                   (1,215)             --          (5,549)
UBS U.S. Small Cap Growth Fund             1,093,902        (210,033)                  (41,690)          3,034         845,213
UBS U.S. Bond Fund                           142,697        (242,536)                  (44,819)          5,701        (138,957)
UBS High Yield Fund                          174,686        (477,082)                 (556,713)         48,387        (810,722)
UBS International Equity Fund                 59,858         (13,934)                   (2,092)          1,406          45,238
UBS U.S. Large Cap Value Equity Fund       3,166,443        (476,389)               (1,443,512)          1,051       1,247,593

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                             SHARES           DIVIDENDS        IN SHARES
                                         SHARES SOLD       REPURCHASED        REINVESTED      OUTSTANDING
                                       ---------------   ---------------   ---------------   ---------------
CLASS C

UBS Global Allocation Fund                  34,837,342        (3,697,764)          264,867        31,404,445
UBS Global Equity Fund                         216,713        (2,939,249)           76,616        (2,645,920)
UBS Global Bond Fund                            91,510           (69,151)           15,372            37,731
UBS U.S. Large Cap Equity Fund                  50,769           (24,118)              553            27,204
UBS U.S. Large Cap Growth Fund                  34,172           (19,221)               --            14,951
UBS U.S. Small Cap Growth Fund                 898,082          (189,100)            2,225           711,207
UBS U.S. Bond Fund                              66,970          (152,513)            5,292           (80,251)
UBS High Yield Fund                            391,859          (798,716)          108,789          (298,068)
UBS International Equity Fund                  197,097           (99,010)            2,438           100,525
UBS U.S. Large Cap Value Equity Fund         1,978,857          (315,498)              526         1,663,885

CLASS Y

UBS Global Allocation Fund                   8,013,540        (5,072,682)          202,869         3,143,727
UBS Global Equity Fund                       9,113,553        (5,457,481)          116,889         3,772,961
UBS Global Bond Fund                         3,216,552        (2,867,578)          258,759           607,733
UBS U.S. Large Cap Equity Fund               4,012,064        (1,861,109)           85,844         2,236,799
UBS U.S. Large Cap Growth Fund                 294,474          (147,622)               --           146,852
UBS U.S. Small Cap Growth Fund               6,106,167        (2,803,075)           16,584         3,319,676
UBS U.S. Bond Fund                           4,730,090        (3,776,541)          332,413         1,285,962
UBS High Yield Fund                          4,653,189        (9,049,563)          715,996        (3,680,378)
UBS International Equity Fund               12,031,210       (13,559,941)          304,251        (1,224,480)
UBS U.S. Large Cap Value Equity Fund           345,284          (457,039)              619          (111,136)

For the year ended June 30, 2003, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                               NET INCREASE
                                                                                                (DECREASE)
                                                             SHARES           DIVIDENDS         IN SHARES
                                         SHARES SOLD       REPURCHASED        REINVESTED       OUTSTANDING
                                       ---------------   ---------------   ---------------   ---------------
CLASS A

UBS Global Allocation Fund                  16,991,102        (1,301,511)           73,689        15,763,280
UBS Global Equity Fund                      14,517,105        (2,261,219)           40,521        12,296,407
UBS Global Bond Fund                         1,256,762          (341,473)            9,261           924,550
UBS U.S. Large Cap Equity Fund                 331,451          (980,185)           10,981          (637,753)
UBS U.S. Large Cap Growth Fund                 129,700          (128,657)               --             1,043
UBS U.S. Small Cap Growth Fund               1,219,298          (418,061)               --           801,237
UBS U.S. Bond Fund                           2,866,955        (1,851,490)           70,756         1,086,221
UBS High Yield Fund                          5,332,355        (4,968,656)          440,850           804,549
UBS International Equity Fund                2,013,819        (1,900,579)           15,407           128,647
UBS U.S. Large Cap Value Equity Fund           149,657          (116,271)            1,670            35,056

CLASS B

UBS Global Allocation Fund                   5,126,860          (592,823)           16,398         4,550,435
UBS Global Equity Fund                      17,479,415        (1,173,562)            2,152        16,308,005
UBS Global Bond Fund                           192,173           (66,084)            1,612           127,701
UBS U.S. Large Cap Equity Fund                  46,863           (17,289)            1,546            31,120
UBS U.S. Large Cap Growth Fund                  72,983           (40,434)               --            32,549
UBS U.S. Small Cap Growth Fund                  96,447           (49,239)               --            47,208
UBS U.S. Bond Fund                             393,451          (202,109)            7,237           198,579
UBS High Yield Fund                            310,072          (932,620)           74,208          (548,340)
UBS International Equity Fund                   40,115            (6,080)            1,913            35,948
UBS U.S. Large Cap Value Equity Fund            95,615           (51,874)              923            44,664

                                                                                              NET INCREASE
                                                                                               (DECREASE)
                                                             SHARES           DIVIDENDS        IN SHARES
                                         SHARES SOLD       REPURCHASED        REINVESTED      OUTSTANDING
                                       ---------------   ---------------   ---------------   ---------------
CLASS C

UBS Global Allocation Fund                  13,726,993          (916,887)           25,466        12,835,572
UBS Global Equity Fund                      11,577,407          (971,292)            2,655        10,608,770
UBS Global Bond Fund                           338,536           (27,055)            1,070           312,551
UBS U.S. Large Cap Equity Fund                  72,445            (2,457)              897            70,885
UBS U.S. Large Cap Growth Fund                  43,721           (91,568)               --           (47,847)
UBS U.S. Small Cap Growth Fund                  52,671           (18,072)               --            34,599
UBS U.S. Bond Fund                             299,008          (124,298)            4,717           179,427
UBS High Yield Fund                            324,891          (485,387)          111,303           (49,193)
UBS International Equity Fund                  123,008           (89,576)            1,615            35,047
UBS U.S. Large Cap Value Equity Fund            98,897           (13,115)              347            86,129

CLASS Y

UBS Global Allocation Fund                   7,296,906        (5,285,277)          441,775         2,453,404
UBS Global Equity Fund                       6,974,293        (4,398,666)          118,545         2,694,172
UBS Global Bond Fund                         4,534,872        (4,934,863)           63,735          (336,256)
UBS U.S. Large Cap Equity Fund               2,291,693        (1,521,384)          234,917         1,005,226
UBS U.S. Large Cap Growth Fund                  69,600          (124,614)               --           (55,014)
UBS U.S. Small Cap Growth Fund               2,476,254        (2,220,091)               --           256,163
UBS U.S. Bond Fund                           3,717,186        (2,510,367)          279,068         1,485,887
UBS High Yield Fund                         12,788,709        (9,404,453)          777,061         4,161,317
UBS International Equity Fund               21,088,509       (20,833,828)          601,835           856,516
UBS U.S. Large Cap Value Equity Fund           309,081          (101,808)            5,752           213,025

                THE UBS FUNDS -- GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES & PROCEDURES
You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or online on the Funds' web site www.ubs.com/ubsglobalam-proxy.

    THE UBS FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The UBS Funds (comprising, respectively, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund and UBS U.S. Large Cap Value Equity Fund) (collectively, the "Funds") as of June 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of June 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The UBS Funds at June 30, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                           /s/ Ernst & Young LLP


New York, New York
August 18, 2004

                    TRUSTEE & OFFICER INFORMATION (UNAUDITED)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

NON-INTERESTED TRUSTEES:

                                     TERM OF
                                   OFFICE (1)
                                      AND
                       POSITION(S)  LENGTH OF                           NUMBER OF PORTFOLIOS
                        HELD WITH     TIME    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE    TRUST      SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE            HELD BY TRUSTEE
---------------------- ----------- ---------- ------------------------ --------------------------- -------------------------
Walter E. Auch; 83     Trustee     Since 1994 Mr. Auch is retired      Mr. Auch is a trustee of    Mr. Auch is a Trustee of
6001 N. 62nd Place                            (since 1986).            three investment            Advisors Series Trust (16
Paradise Valley, AZ                                                    companies (consisting       portfolios); Smith
85253                                                                  of 41 portfolios) for       Barney Fund Complex
                                                                       which UBS Global AM         (27 portfolios); Nicholas
                                                                       or one of its affiliates    Applegate Institutional
                                                                       serves as investment        Funds (19 portfolios).
                                                                       advisor, sub-advisor or
                                                                       manager.

Frank K. Reilly; 68    Chairman    Since 1994 Mr. Reilly is a          Mr. Reilly is a director    Mr. Reilly is a Director
Mendoza College of     and                    Professor at the         or trustee of four          of Discover Bank;
Business               Trustee                University of Notre      investment companies        Morgan Stanley Trust.
University of Notre                           Dame since 1982.         (consisting of 42
Dame                                                                   portfolios) for which
Notre Dame, IN                                                         UBS Global AM or one
46556-5649                                                             of its affiliates serves as
                                                                       investment advisor, sub-
                                                                       advisor or manager.

Edward M. Roob; 69     Trustee     Since 1994 Mr. Roob is retired      Mr. Roob is a director or   Mr. Roob is a Trustee of
841 Woodbine Lane                             (since 1993). Mr. Roob   trustee of four             the AHA Investment
Northbrook, IL                                was a Committee          investment companies        Funds (4 portfolios).
60002                                         Member of the Chicago    (consisting of 42
                                              Stock Exchange from      portfolios) for which
                                              1993-1999.               UBS Global AM or one
                                                                       of its affiliates serves as
                                                                       investment advisor, sub-
                                                                       advisor or manager.

                                     TERM OF
                                   OFFICE (1)
                                      AND
                       POSITION(S)  LENGTH OF                           NUMBER OF PORTFOLIOS
                        HELD WITH     TIME    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE    TRUST      SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE            HELD BY TRUSTEE
---------------------- ----------- ---------- ------------------------ --------------------------- -------------------------
Adela Cepeda; 46       Director/   Since 2004 Ms. Cepeda is founder    Ms. Cepeda is a              Ms. Cepeda is a
A.C. Advisory, Inc.    Trustee                and president of A.C.    director or trustee of       director of Lincoln
161 No. Clark Street,                         Advisory, Inc. (since    four investment              National Income Fund,
Suite 4975                                    1995).                   companies (consisting        Inc. and Lincoln
Chicago, Illinois                                                      of 42 portfolios) for        National Convertible
60601                                                                  which UBS Global AM          Securities Fund. She is
                                                                       or one of its affiliates     also a Director of
                                                                       serves as investment         Amalgamated Bank of
                                                                       advisor, sub-advisor or      Chicago (2003).
                                                                       manager.

J. Mikesell Thomas,    Director/   Since 2004 Mr. Thomas is an         Mr. Thomas is a director     Mr. Thomas is a director
53                     Trustee                independent financial    or trustee of four           and chairman of the
c/o UBS Global Asset                          advisor (since 2001).    investment companies         Finance Committee for
Management                                    He was a managing        (consisting of 42            Evanston Northwestern
(Americas) Inc.                               director of Lazard       portfolios) for which        Healthcare. He is also a
One N. Wacker Drive                           Freres & Co. (1995 to    UBS Global AM or one         vice president of the
Chicago, Illinois                             2001).                   of its affiliates serves as  Board of Trustees for
60606                                                                  investment advisor, sub-     Mid-Day Club.
                                                                       advisor or manager.

OFFICERS:

                                                           TERM OF
                                                          OFFICE (1)
                                                             AND                             PRINCIPAL OCCUPATION(S)
                                 POSITION(S)               LENGTH OF                         DURING PAST 5 YEARS AND
                                 HELD WITH                   TIME                              NUMBER OF FUNDS IN
NAME, ADDRESS, AND AGE              TRUST                   SERVED                             COMPLEX OVERSEEN
----------------------         --------------             ----------             ------------------------------------------------
W. Douglas Beck*;              Vice President             Since 2003             Mr. Beck is an executive director and head of
37                                                                               mutual fund product management of UBS Global AM
                                                                                 (since 2002). From March 1998 to November 2002,
                                                                                 he held various positions at Merrill Lynch, the
                                                                                 most recent being first vice president and
                                                                                 co-manager of the managed solutions group.
                                                                                 Mr. Beck is vice president of 19 investment
                                                                                 companies (consisting of 75 portfolios) for
                                                                                 which UBS Global AM or one of its affiliates
                                                                                 serves as investment advisor, sub-advisor or
                                                                                 manager.

                                                           TERM OF
                                                          OFFICE (1)
                                                             AND                             PRINCIPAL OCCUPATION(S)
                                 POSITION(S)               LENGTH OF                         DURING PAST 5 YEARS AND
                                 HELD WITH                   TIME                              NUMBER OF FUNDS IN
NAME, ADDRESS, AND AGE              TRUST                   SERVED                             COMPLEX OVERSEEN
----------------------         --------------             ----------             ------------------------------------------------
Thomas Disbrow*;               Assistant                  Since 2004             Mr. Disbrow is a director and co-head of the
38                             Treasurer                                         mutual fund finance department of UBS Global AM.
                                                                                 Prior to November 1999, he was a vice president
                                                                                 of Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                                                 president and treasurer of 16 investment
                                                                                 companies (consisting of 34 portfolios) and
                                                                                 assistant treasurer of four investment companies
                                                                                 (consisting of 42 portfolios) for which UBS
                                                                                 Global AM or one of its affiliates serves as
                                                                                 investment advisor, sub-advisor or manager.

Mark F. Kemper**;              Assistant                  Since 2004             Mr. Kemper is general counsel of UBS Global Asset
46                             Secretary                                         Management - Americas region (since July 2004).
                                                                                 Mr. Kemper also is an executive director of UBS
                                                                                 Global Asset Management (Americas) Inc. ("UBS
                                                                                 Global AM (Americas")) and was its deputy
                                                                                 general counsel from July 2001 to July 2004. He
                                                                                 has been secretary of UBS Global AM (Americas)
                                                                                 since 1999 and assistant secretary of UBS Global
                                                                                 Asset Management Trust Company since 1993.
                                                                                 Mr. Kemper is secretary of UBS Global AM (since
                                                                                 2004). Mr. Kemper is vice president and secretary
                                                                                 of 16 investment companies (consisting of 34
                                                                                 portfolios) and assistant secretary of four
                                                                                 investment companies (consisting of 42
                                                                                 portfolios) for which UBS Global AM (Americas)
                                                                                 or one of its affiliates serves as investment
                                                                                 advisor, sub-advisor or manager.

Joseph T. Malone *;            Treasurer and              Since 2004             Mr. Malone is a director and co-head of the
36                             Principal                                         mutual fund finance department of UBS Global AM.
                               Accounting                                        From August 2000 through June 2001, he was the
                               Officer                                           controller at AEA Investors Inc. From March 1998
                                                                                 to August 2000, Mr. Malone was a manager within
                                                                                 investment management services of
                                                                                 PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                                                 president and assistant treasurer of 16
                                                                                 investment companies (consisting of 34
                                                                                 portfolios) and treasurer and principal
                                                                                 accounting officer of four investment companies
                                                                                 (consisting of 42 portfolios) for which UBS
                                                                                 Global AM or one of its affiliates serves as
                                                                                 investment advisor, sub-advisor or manager.

                                                           TERM OF
                                                          OFFICE (1)
                                                             AND                             PRINCIPAL OCCUPATION(S)
                                 POSITION(S)               LENGTH OF                         DURING PAST 5 YEARS AND
                                  HELD WITH                  TIME                              NUMBER OF FUNDS IN
NAME, ADDRESS, AND AGE              TRUST                   SERVED                             COMPLEX OVERSEEN
----------------------         --------------             ----------             ------------------------------------------------
Joseph A. Varnas*;             President                  Since 2003             Mr. Varnas is a managing director (since
36                                                                               March 2003), global head of information
                                                                                 technology and operations (since March 2004) and
                                                                                 head of product management-Americas (since
                                                                                 November 2002) of UBS Global AM. He was head of
                                                                                 technology of UBS Global AM from November 2002 to
                                                                                 March 2004. From 2000 to 2001, he was manager of
                                                                                 product development in Investment Consulting
                                                                                 Services at UBS Financial Services Inc.
                                                                                 Mr. Varnas was a senior analyst in the Global
                                                                                 Securities Research and Economics Group at
                                                                                 Merrill Lynch from 1995 to 1999. Mr. Varnas is
                                                                                 president of 20 investment companies (consisting
                                                                                 of 76 portfolios) for which UBS Global AM or one
                                                                                 of its affiliates serves as investment advisor,
                                                                                 sub-advisor or manager.

(1)  Each Trustee holds office for an indefinite term.

* This person's business address is UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019-6114.

** This person's business address is UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

              THE UBS FUNDS -- FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended June 30, 2004, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

                                                      DIVIDENDS          20%
                                                      RECEIVED         LONG-TERM    FOREIGN TAX
FUND                                                  DEDUCTION      CAPITAL GAIN     CREDIT
----                                                 ------------    ------------   ------------
UBS Global Allocation Fund                                  17.75%   $         --   $         --
UBS Global Equity Fund                                      40.21              --        720,781
UBS U.S. Large Cap Equity Fund                             100.00              --             --
UBS International Equity Fund                                  --              --        230,211
UBS U.S. Large Cap Value Equity Fund                        90.09              --             --

In addition, for the year ended June 30, 2004, gross income derived from sources within foreign countries amounted to $2,731,113 for UBS International Equity Fund.

For the year ended June 30, 2004, the percentage of income earned from direct treasury obligations approximately amounted to the following:

                                                                              DIRECT
                                                                             TREASURY
FUND                                                                        OBLIGATIONS
----                                                                        -----------
UBS Global Allocation Fund                                                     17.30%
UBS Global Bond Fund                                                           15.50
UBS U.S. Bond Fund                                                             24.81

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

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

[UBS LOGO]                                                     Presorted
                                                                Standard
   UBS GLOBAL ASSET MANAGEMENT                                U.S.Postage
   One North Wacker Drive                                         PAID
   Chicago, Illinois 60606                                   Smithtown, NY
                                                               Permit 700

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES:
         For the fiscal years ended June 30, 2004 and June 30, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $356,700 and $326,400, respectively.

         Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b) AUDIT-RELATED FEES:
         In each of the fiscal years ended June 30, 2004 and June 30, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $16,500 and $24,000, respectively which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

         Fees included in the audit-related category are those associated with
         (1) the reading and providing of comments on the 2003 and 2002 semiannual financial statements, and (2) review of portions of the registrant's semiannual 2002 Form N-SAR filing.

         There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c) TAX FEES:
         In each of the fiscal years ended June 30, 2004 and June 30, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $33,000 and $11,600, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

         Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

         There were no tax fees required to be approved pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d) ALL OTHER FEES:
         In each of the fiscal years ended June 30, 2004 and June 30, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

         Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

         There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:

         The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

         The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

         All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

     (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                    AUDIT-RELATED FEES:
                    There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2004 and June 30, 2003 on behalf of the registrant.

                    There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2004 and June 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                    TAX FEES:
                    There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2004 and June 30, 2003 on behalf of the registrant.

                    There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2004 and June 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                    ALL OTHER FEES:
                    There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2004 and June 30, 2003 on behalf of the registrant.

                    There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended June 30, 2004 and June 30, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f) According to E&Y, for the fiscal year ended June 30, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g) For the fiscal years ended June 30, 2004 and June 30, 2003, the aggregate fees billed by E&Y of $1,770,429 and $1,420,676, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                         2004            2003
                                                         ----            ----
         Covered Services                            $      49,500   $      35,600
         Non-Covered Services                            1,720,929       1,385,076

     (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  September 7, 2004
       -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  September 7, 2004
       -----------------

By:    /s/ Joseph T. Malone
       --------------------
       Joseph T. Malone
       Treasurer & Principal Accounting Officer

Date:  September 7, 2004
       -----------------